UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Sharecare, Inc.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SHARECARE, INC.
255 East Paces Ferry Road NE, Suite 700
Atlanta, Georgia 30305
To the Stockholders of Sharecare, Inc.:
You are cordially invited to attend a special meeting of stockholders (together with any adjournment, postponement, or other delay thereof, the “Special Meeting”) of Sharecare, Inc., a Delaware corporation (“Sharecare”), which will be held via a live webcast at [      ]. The Special Meeting will be held on [      ], at [      ], Eastern Time.
At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time), dated June 21, 2024 (the “Merger Agreement”), by and among Sharecare, Impact Acquiror Inc., a Delaware corporation (“Parent”) and Impact Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Altaris, LLC (“Altaris”), a healthcare investment firm. Pursuant to the Merger Agreement, Merger Sub will merge with and into Sharecare, with Sharecare surviving such merger as a subsidiary of Parent (the “Merger”). At the Special Meeting, you will also be asked to consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger, and a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement. If the Merger is completed, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Sharecare’s common stock, par value $0.0001 per share (the “Sharecare Common Stock”), subject to certain exceptions specified in the Merger Agreement, will be cancelled and automatically converted into the right to receive cash in an amount equal to $1.43 per share, without interest (the “Merger Consideration”), subject to any applicable withholding taxes. Each share of Sharecare’s Series A convertible preferred stock, par value $0.0001 per share (the “Sharecare Preferred Stock”), issued and outstanding immediately prior to the Effective Time will not be converted into the right to receive the Merger Consideration and will remain issued and outstanding following the Effective Time.
The Merger Consideration represents a premium of approximately 85% to the closing price of Sharecare Common Stock on June 20, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 87% over the 90 calendar-day volume weighted average trading price on June 20, 2024.
The proposed Merger is a “going private transaction” under the rules of the Securities and Exchange Commission. If the Merger is completed, Sharecare will become a privately held company.
On March 11, 2024, Sharecare’s Board of Directors (the “Sharecare Board”) (1) formed a Special Committee of the Sharecare Board comprised solely of independent directors (the “Special Committee”) to evaluate proposals relating to the potential acquisition of Sharecare by potential counterparties, (2) authorized the Special Committee to, among other things, (a) review and consider whether it would be appropriate and desirable for Sharecare to consider a potential transaction; (b) review and evaluate any proposal solicited or received relating to a potential transaction, and, as appropriate, negotiate the terms of any such transaction; (c) make recommendations to the Sharecare Board regarding any potential transaction or any alternative to a potential transaction; and (d) recommend to the Sharecare Board what further action, if any, should be taken with respect to a potential transaction, and (3) resolved not to approve or cause Sharecare to effect any potential transaction that had not been affirmatively recommended by the Special Committee. The Special Committee, as more fully described in the enclosed proxy statement, with the assistance of its independent financial and legal advisors, considered, evaluated and negotiated the Merger Agreement. At the conclusion of its review, the Special Committee, among other things, unanimously (1) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3(a)(4) under the Exchange Act (“Rule 13e-3”)), (2) determined that it is in the best interests of Sharecare and declared it advisable to enter into the Merger Agreement and (3) recommended that the Sharecare Board approve and authorize the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger.
The Sharecare Board (acting on the recommendation of the Special Committee) has by unanimous vote of Sharecare’s directors (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder or potential Rollover Stockholder, as applicable), (a) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3), (b) determined that it is in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders) and declared it advisable to enter into the Merger Agreement, (c) approved the execution and delivery by Sharecare of the Merger Agreement, the performance by Sharecare of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and any other transactions contemplated thereby upon the terms and subject to the conditions contained in the Merger Agreement, and (d) resolved to recommend that Sharecare’s stockholders vote to adopt and approve the Merger Agreement, in each case on the terms and subject to the conditions set forth in the Merger Agreement (such recommendation, the “Company Recommendation”). In addition, the Sharecare Board, on behalf of Sharecare, believes that the Merger is fair to Sharecare’s “unaffiliated security holders,” as such term is defined in Rule 13e-3.
The Sharecare Board (acting on the recommendation of the Special Committee), by unanimous vote of Sharecare’s directors (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder or potential Rollover Stockholder, as applicable), recommends that you vote: (1) “FOR” the adoption of the Merger Agreement, (2) “FOR” the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger, and (3) “FOR” the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Your vote is very important, regardless of the number of shares you own. Under the terms of the Merger Agreement, the approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding shares of Sharecare Common Stock and Sharecare Preferred Stock entitled to vote thereon, voting together as a single class. The holders of the Sharecare Preferred Stock have the right to vote together as a single class (on an as-converted basis) with the holders of the Sharecare Common Stock on each matter submitted for a vote at the Special Meeting, and the Sharecare Preferred Stock of each holder will entitle each such holder to be treated as if such holder were the holder of record, as of the close of business on [      ] (the “Record Date”), of a number of shares of Sharecare Common Stock equal to the number of shares of Sharecare Common Stock that would be issuable upon conversion of such Sharecare Preferred Stock assuming such Sharecare Preferred Stock were converted on the Record Date. Each share of Sharecare Common Stock and each share of Sharecare Preferred Stock (voting on an as-converted basis) that you own as of the close of business on the Record Date is entitled to one vote on each matter submitted for a vote at the Special Meeting. If you fail to vote on the proposal to adopt the Merger Agreement, the effect will be the same as a vote against such proposal.
The accompanying proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger, and the other proposals to be considered at the Special Meeting. A copy of the Merger Agreement is attached as Annex A to this proxy statement. The accompanying proxy statement also describes the actions and determinations of the Sharecare Board and the Special Committee in connection with their evaluation of, among other things, the Merger Agreement and the Merger. Please read the proxy statement and its annexes, including the Merger Agreement, carefully and in their entirety, as they contain important information.
In connection with execution of the Merger Agreement, certain of Sharecare’s existing stockholders, including (i) Jeff Arnold and (ii) certain affiliates of Claritas Capital, LLC entered into rollover agreements with affiliates of Altaris (the “Rollover Agreements”), pursuant to which the applicable stockholders agreed to vote all of their respective shares of Sharecare Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the Rollover Agreements. In addition, pursuant to the Arnold Rollover Agreement and subject to the terms and conditions described in the section of this proxy statement captioned “The Rollover Agreements,” among other things, Jeff Arnold will directly or indirectly contribute all of the shares of Sharecare Common Stock held by Mr. Arnold to Impact Upper Parent Inc. (“TopCo Inc”), the parent company of Parent and an affiliate of Altaris, in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to Impact Aggregator LP (“TopCo LP”), the parent company of TopCo Inc and an affiliate of Altaris, in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges will happen immediately prior to the Effective Time and will result in Jeff Arnold owning approximately 3.4% (assuming all shares of Sharecare Common Stock held by Mr. Arnold are rolled over) or 2.6% (assuming the Rollover Shares are reduced by a maximum of 2.7 million shares of Sharecare Common Stock) of the equity interests in TopCo LP. Pursuant to the Arnold Rollover Agreement, the shares of Sharecare Common Stock to be contributed to TopCo Inc by Mr. Arnold will be contributed by TopCo Inc to Parent immediately prior to the Effective Time, and as a result of the Merger, each share of Sharecare Common Stock held by Parent will automatically be converted into one share of common stock of the Surviving Corporation (as defined below).
Further, pursuant to the Claritas Rollover Agreement and subject to the terms and conditions described in the section of this proxy statement captioned “The Rollover Agreements,” among other things, certain affiliates of Claritas Capital, LLC will directly or indirectly contribute all of the shares of Sharecare Common Stock held by such stockholders to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges will happen immediately prior to the Effective Time and will result in such affiliates of Claritas Capital, LLC owning approximately 11.3% of the equity interests in TopCo LP. Pursuant to the Claritas Rollover Agreement, the shares of Sharecare Common Stock to be contributed to TopCo Inc by such affiliates of Claritas Capital, LLC will be contributed by TopCo Inc to Parent immediately prior to the Effective Time, and as a result of the Merger, each share of Sharecare Common Stock held by Parent will automatically be converted into one share of common stock of the Surviving Corporation (as defined below).
Copies of the Arnold Rollover Agreement (as defined below) and the Claritas Rollover Agreement (as defined below) are attached as Annex D and Annex E to this proxy statement, respectively.
Even if you plan to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or mark, sign, date and return the enclosed proxy card by mail as promptly as possible using the enclosed prepaid reply envelope. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy that you have previously submitted. If you fail to grant your proxy or to attend the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the adoption of the Merger Agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your shares will not be counted for purposes of a quorum and will not be voted at the Special Meeting, which will have the same effect as a vote “AGAINST” the adoption of the Merger Agreement.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-Free: 1-800-322-2885
Email: proxy@mackenziepartners.com
Thank you for your support.
Sincerely,
Brent Layton
Chief Executive Officer
[      ]
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated as of [      ], 2024 and, together with the enclosed form of proxy card, is first being mailed to stockholders of Sharecare on or about [      ], 2024.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SHARECARE, INC.
255 East Paces Ferry Road NE, Suite 700
Atlanta, Georgia 30305
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [      ]
Notice is given that a special meeting of stockholders (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of Sharecare, Inc., a Delaware corporation (“Sharecare”), will be held on [      ], at [      ], Eastern Time, for the following purposes:
To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), dated June 21, 2024, by and among Sharecare, Impact Acquiror Inc. and Impact Merger Sub Inc., pursuant to which Impact Merger Sub Inc. will merge with and into Sharecare (the “Merger Proposal” and such merger, the “Merger”);
To consider and vote on the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger (the “Compensation Proposal”); and
To consider and vote on any proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).
The foregoing matters are more fully described in the attached proxy statement. The proxy statement, as well as the Merger Agreement attached thereto, are hereby incorporated by reference in this Notice.
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding shares of Sharecare Common Stock and Sharecare Preferred Stock entitled to vote thereon, voting together as a single class. Approval of each of the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Sharecare Common Stock and Sharecare Preferred Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.
The Special Meeting will be held by means of a live webcast at www.virtualshareholdermeeting.com/SHCR2024SM. We believe this is the most effective approach for enabling stockholder attendance and participation. The Special Meeting will begin promptly at [      ], Eastern Time. Online check-in will begin 15 minutes prior to the start of the meeting, Eastern Time, and you should allow ample time for the check-in procedures. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares).
Only Sharecare’s stockholders as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any postponement or adjournment thereof. A list of stockholders of record entitled to vote at the Special Meeting will be available for a period of at least 10 days before the Special Meeting on a reasonably accessible electronic network or during ordinary business hours at Sharecare’s corporate headquarters located at 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305, and on the virtual meeting website during the Special Meeting.
Sharecare’s Board of Directors (acting upon the recommendation of the Special Committee of Sharecare’s Board of Directors), by unanimous vote of Sharecare’s directors (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder or potential Rollover Stockholder, as applicable), recommends that you vote: (1) “FOR” the adoption of the Merger Agreement, (2) “FOR” the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger, and (3) “FOR” the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Record holders and beneficial owners of Sharecare Common Stock who do not vote in favor of the proposal to adopt the Merger Agreement and who otherwise comply with the requirements under Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) will have the right to seek appraisal of the “fair value” of their shares of Sharecare Common Stock (exclusive of any element of value arising from the accomplishment or expectation of the Merger and together with interest thereon, as described in the accompanying proxy statement) in lieu of receiving $1.43 per share in cash, without interest and subject to any applicable withholding taxes, if the Merger is completed, as determined in accordance with Section 262 of the DGCL. To do so, a record holder or beneficial owner must properly demand appraisal before the vote is taken on the Merger Agreement at the Special Meeting and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement, and certain conditions set forth in Section 262(g) of the DGCL must be satisfied. Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated in this notice by reference.
Even if you plan to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or sign, date and return, as promptly as possible, the enclosed proxy card by mail in the postage-paid envelope provided. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your shares will not be counted for purposes of a quorum and will not be voted at the Special Meeting, which will have the same effect as a vote “AGAINST” the Merger Proposal.
By Order of the Board of Directors,
Brent Layton
Chief Executive Officer
[      ]

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SHARECARE, INC.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [      ]
This proxy statement is dated [      ] and, together with the enclosed form of proxy card,
is first being sent to stockholders on or about [      ].
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

i

CERTAIN DEFINED TERMS
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meanings set forth below:
Adjournment Proposal means the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Altaris means Altaris, LLC.
Altaris Filing Parties means Altaris, LLC, Altaris Health Partners V, L.P, AHP V GP, L.P. and Altaris Health Partners V-A, L.P.
Arnold Filing Parties means Jeff Arnold, Arnold Media Group, LLC and JT Arnold Enterprises, II LLLP.
Arnold Rollover Agreement means the Rollover Agreement, dated June 21, 2024, by and among Impact Aggregator LP, Impact Upper Parent Inc. and Jeff Arnold.
Certificate of Merger means a certificate of merger in such form as required by and in accordance with the applicable provisions of the DGCL.
Claritas Filing Parties means (a) John H. Chadwick, Claritas Capital Fund IV, LP; Claritas Dozoretz Partners, LLC; Claritas Irby, LLC; Claritas Opportunity Fund 2013, LP; Claritas Opportunity Fund II, LP; Claritas Sharecare CN Partners, LLC; Claritas Opportunity Fund IV, L.P.; Claritas Cornerstone Fund, LP; Claritas Sharecare 2018 Notes, LLC; Claritas Sharecare Notes, LLC; Claritas Sharecare 2019 Notes, LLC; Claritas Opportunity Fund V, LP; Claritas SC Bactes Partners, LLC; Claritas SC Partners, LLC; Claritas Sharecare F3 LLC; Claritas Sharecare-CS Partners, LLC; Claritas Frist Partners, LLC; Claritas Sharp Partners, LLC; Claritas Sharecare Partners, LLC; Claritas Irby Partners II, LLC; and Claritas Capital Management Services, Inc (the “Claritas Rollover Stockholders”) and (b) Claritas Capital SLP — V, GP; CC Partners IV, LLC; CC SLP IV, GP; Claritas Capital, LLC; CC SLP V, GP; Claritas SCB SLP, GP; CC Partners V, LLC; Claritas Capital EGF — V Partners, LLC; Claritas Capital EGF — IV Partners, LLC; Claritas SC-SLP, GP; Claritas Opportunity Fund Partners II, LLC.
Claritas Rollover Agreement means the Rollover Agreement, dated June 25, 2024, by and among Impact Aggregator LP, Impact Upper Parent Inc. and the Claritas Rollover Stockholders.
Code means the Internal Revenue Code of 1986, as amended.
Compensation Proposal means the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger.
DGCL means the General Corporation Law of the State of Delaware.
Dissenting Shares means all shares of Sharecare Common Stock that are issued and outstanding as of immediately prior to the Effective Time of the Merger and held by Sharecare stockholders who have neither voted in favor of the Merger nor consented thereto in writing and who have properly and validly exercised and not withdrawn their statutory rights of appraisal in respect of such shares of Sharecare Common Stock in accordance with Section 262 of the DGCL.
DOJ means the Antitrust Division of the U.S. Department of Justice.
Earnout Shares means shares subject to that certain Earnout Escrow Agreement, dated July 1, 2021, by and among Falcon Capital Acquisition Corp., Colin Daniel, Falcon Equity Investors LLC and Continental Stock Transfer & Trust Company (the “Earnout Escrow Agreement”).
Equity Commitment Letter means the commitment letter, dated June 21, 2024, by and among the Equity Investors and Parent, pursuant to which the Equity Investors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein.

Equity Investors means Altaris Health Partners V, L.P. and Altaris Health Partners V-A, L.P.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Excluded Shares means (i) any shares that are owned by Sharecare and not held on behalf of third parties, (ii) any shares that are owned by Merger Sub, (iii) any shares of Sharecare Preferred Stock, (iv) any Dissenting Shares, (v) any shares that are owned by Parent, (vi) any Earnout Shares and (vii) any shares of Sharecare Common Stock contributed to an affiliate of Parent pursuant to the Arnold Rollover Agreement, in each case, that are issued and outstanding immediately prior to the Effective Time.
FTC means the Federal Trade Commission.
GAAP means U.S. generally accepted accounting principles.
HSR Act means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
IRS means the Internal Revenue Service.
Merger means the merger of Merger Sub with and into Sharecare pursuant to the Merger Agreement in accordance with the applicable provisions of the DGCL, with Sharecare surviving the Merger as a direct subsidiary of Parent.
Merger Agreement means the Agreement and Plan of Merger, dated June 21, 2024, by and among Sharecare, Parent, and Merger Sub, as it may be amended, supplemented or modified from time to time.
Merger Consideration means $1.43 in cash per share of Sharecare Common Stock, without interest.
Merger Proposal means the proposal to adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into Sharecare, with Sharecare continuing as the surviving corporation and becoming a direct subsidiary of Parent.
Merger Sub means Impact Merger Sub Inc., a wholly owned subsidiary of Parent.
Parent means Impact Acquiror Inc.
Parent Entities means Merger Sub and Parent.
Purchaser Filing Parties means the Parent Entities, the Altaris Filing Parties and the Rollover Filing Parties.
Rollover Agreements means, collectively, (i) the Arnold Rollover Agreement, (ii) the Claritas Rollover Agreement and (iii) the Additional Rollover Agreements.
Rollover Filing Parties means the Arnold Filing Parties and the Claritas Filing Parties.
Rollover Shares means the shares of Sharecare Common Stock contributed to an affiliate of Parent pursuant to the Arnold Rollover Agreement and the Claritas Rollover Agreement.
Rollover Stockholders means (i) Jeff Arnold and the Claritas Rollover Stockholders and (ii) with the prior written consent of Sharecare, other person(s) if and only if Parent or any of its affiliates enters into an agreement (each such agreement, if any, an “Additional Rollover Agreement” and collectively, the “Additional Rollover Agreements”) with such person(s) during the period between June 21, 2024 and the Effective Time providing for such person(s) to contribute, transfer and assign all of his, her or its right, title and interest in the number of shares of Sharecare Common Stock owned by such person(s) as specified in the applicable rollover agreement to Parent or certain of its affiliates in exchange for certain equity securities in the Surviving Corporation or an affiliate thereof.
SEC means the United States Securities and Exchange Commission.
Securities Act means the Securities Act of 1933, as amended.
Sharecare means Sharecare, Inc. In addition, the terms “we,” “us” and “our” refer to Sharecare, Inc.

v

Sharecare Board means the board of directors of Sharecare, Inc.
Sharecare Bylaws means the Second Amended and Restated Bylaws of Sharecare, Inc.
Sharecare Common Stock means the common stock, par value $0.0001 per share, of Sharecare.
Sharecare Equity Awards means Sharecare Options and Sharecare RSU Awards.
Sharecare Option means an option to purchase shares of Sharecare Common Stock.
Sharecare Preferred Stock means the Series A convertible preferred stock, par value $0.0001 per share, of Sharecare.
Sharecare RSU Award means a restricted stock unit award corresponding to shares of Sharecare Common Stock.
Special Committee means a committee established by the Sharecare Board comprised solely of independent members of the Sharecare Board.
Special Meeting means the special meeting of the stockholders of Sharecare to be held on [      ] at [      ], Eastern Time, and any adjournment, postponement or other delay thereof.
Surviving Corporation means Sharecare, as the surviving corporation of the Merger.

SUMMARY TERM SHEET
This summary term sheet discusses the material terms contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, we encourage you to carefully read this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement in their entirety.
Introduction
On June 21, 2024, Sharecare entered into the Merger Agreement, pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Sharecare, with Sharecare surviving the Merger as a subsidiary of Parent. Parent is an affiliate of Altaris, a healthcare investment firm. If the Merger is completed, each outstanding share of Sharecare Common Stock (other than as described below) will be converted into the right to receive the Merger Consideration, subject to any applicable withholding taxes, and Sharecare will become a privately held company. Sharecare is asking its stockholders to consider and vote on the adoption of the Merger Agreement.
The Sharecare Board (1) formed the Special Committee to evaluate proposals relating to the potential acquisition of Sharecare by potential counterparties, (2) authorized the Special Committee to, among other things, (a) review and consider whether it would be appropriate and desirable for Sharecare to consider a potential transaction; (b) review and evaluate any proposal solicited or received relating to a potential transaction, and, as appropriate, negotiate the terms of any such transaction; (c) make recommendations to the Sharecare Board regarding any potential transaction or any alternative to a potential transaction; and (d) recommend to the Sharecare Board what further action, if any, should be taken with respect to a potential transaction, and (3) resolved not to approve or cause Sharecare to effect any potential transaction that had not been affirmatively recommended by the Special Committee. At the conclusion of its review, the Special Committee, among other things, unanimously (1) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3), (2) determined that it is in the best interests of Sharecare and declared it advisable to enter into the Merger Agreement and (3) recommended that the Sharecare Board approve and authorize the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger.
The Sharecare Board (acting on the recommendation of the Special Committee) has by unanimous vote of Sharecare’s directors (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder or potential Rollover Stockholder, as applicable), (a) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3), (b) determined that it is in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders) and declared it advisable to enter into the Merger Agreement, (c) approved the execution and delivery by Sharecare of the Merger Agreement, the performance by Sharecare of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and any other transactions contemplated thereby upon the terms and subject to the conditions contained in the Merger Agreement, and (d) resolved to recommend that Sharecare’s stockholders vote to adopt and approve the Merger Agreement, in each case on the terms and subject to the conditions set forth in the Merger Agreement. In addition, the Sharecare Board, on behalf of Sharecare, believes that the Merger is fair to Sharecare’s “unaffiliated security holders,” as such term is defined in Rule 13e-3.
Because the transactions contemplated by the Merger Agreement are a “going private” transaction under the rules of the SEC, for which a Schedule 13E-3 Transaction Statement is required to be filed with the SEC, Sharecare and the Purchaser Filing Parties have filed such a Transaction Statement with the SEC with respect to such transactions solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. You may obtain additional information about the Schedule 13E-3 under the caption “Where You Can Find Additional Information.”

The Parties to the Merger
Sharecare.   Sharecare was formed as a Delaware corporation in July 2009 under the name Sharecare, Inc. Sharecare is a leading digital healthcare company that helps people access, navigate and unify resources to improve their health and well-being on one holistic platform. Sharecare provides healthcare, well-being tools and population health services to create personalized action plans, improve productivity and reduce health-related costs. Sharecare’s tools foster improved adoption, engagement, navigation and utilization of benefits, ratings, and downstream outcomes for different populations, including specific configurations and connected experiences for Commercial, Medicaid, Medicare Advantage, and dual eligible populations. Sharecare’s platform, for example, aims to transform the Medicaid experience to deliver comprehensive care designed specifically to address the unique social risks, technical literacy, and financial stressors and access to resources for Medicaid populations across and within markets. Sharecare’s mission is to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by enabling positive behavior change. See the section of this proxy statement captioned “Where You Can Find Additional Information.”
Sharecare Common Stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “SHCR” and Sharecare’s public warrants are listed on Nasdaq under the symbol “SHCRW.” Sharecare’s corporate headquarters are located at 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305 and its telephone number is (404) 671-4000.
Parent.   Impact Acquiror Inc. was formed on June 18, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Parent’s address is c/o Altaris, LLC, 10 East 53rd Street, 31st Floor, New York, NY 10022. Parent is an affiliate of Altaris. For more information on Parent, see the section of this proxy statement captioned “The Parties to the Merger — Parent Entities.”
Merger Sub.   Impact Merger Sub Inc. was formed on June 18, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Merger Sub’s address is c/o Altaris, LLC, 10 East 53rd Street, 31st Floor, New York, NY 10022. Merger Sub is an affiliate of Altaris. For more information on Merger Sub, see the section of this proxy statement captioned “The Parties to the Merger — Parent Entities.”
The Special Meeting

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Date, Time and Place.   The Special Meeting will be held on [      ] at [      ], Eastern Time. You may attend the Special Meeting solely via a live webcast at www.virtualshareholdermeeting.com/SHCR2024SM. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). Sharecare believes that a virtual meeting provides expanded access, improved communication and cost savings for its stockholders.

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Purpose.   At the Special Meeting, Sharecare will ask stockholders to vote on the following proposals:

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The Merger Proposal:   the proposal to adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into Sharecare, with Sharecare continuing as the Surviving Corporation and becoming a subsidiary of Parent;

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The Compensation Proposal:   the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger; and

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The Adjournment Proposal:   the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

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Record Date; Shares Entitled to Vote; Quorum.   You are entitled to vote at the Special Meeting if you owned shares of Sharecare Common Stock or Sharecare Preferred Stock as of the close of

business on the Record Date. As of the Record Date, there were [      ] shares of Sharecare Common Stock and [      ] shares of Sharecare Preferred Stock outstanding and entitled to vote at the Special Meeting. The holders of the Sharecare Preferred Stock have the right to vote together as a single class (on an as-converted basis) with the holders of the Sharecare Common Stock on each matter submitted for a vote at the Special Meeting, and the Sharecare Preferred Stock of each holder will entitle each such holder to be treated as if such holder were the holder of record, as of the Record Date, of a number of shares of Sharecare Common Stock equal to the number of shares of Sharecare Common Stock that would be issuable upon conversion of such Sharecare Preferred Stock assuming such Sharecare Preferred Stock were converted on the Record Date. Each share of Sharecare Common Stock and each share of Sharecare Preferred Stock (voting on an as-converted basis) that you own as of the close of business on the Record Date is entitled to one vote on each matter submitted for a vote at the Special Meeting. The presence, in person or by proxy, of the holders of shares of outstanding capital stock of Sharecare representing a majority of the voting power of all outstanding shares of capital stock of Sharecare entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting.
Votes Required
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The Merger Proposal.   Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding shares of Sharecare Common Stock and the outstanding shares of Sharecare Preferred Stock entitled to vote thereon, voting together as a single class (the “Requisite Stockholder Approval”).

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The Compensation Proposal.   Approval of the Compensation Proposal requires the affirmative vote of a majority of the votes cast by the holders of Sharecare Common Stock and Sharecare Preferred Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. This vote will be on a non-binding, advisory basis.

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The Adjournment Proposal.   Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Sharecare Common Stock and Sharecare Preferred Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.

Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board

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Special Committee’s Recommendation.   The Special Committee, pursuant to resolutions adopted at a meeting of the Special Committee held on June 21, 2024, unanimously (1) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3), (2) determined that it is in the best interests of Sharecare and declared it advisable to enter into the Merger Agreement, and (3) recommended that the Sharecare Board approve and authorize the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. The Special Committee, as more fully described in the enclosed proxy statement, considered, evaluated and negotiated the Merger Agreement with the assistance of its independent financial and legal advisors. For a description of the reasons considered by the Special Committee, see the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board.”

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Sharecare Board’s Recommendation.   The Sharecare Board (acting on the recommendation of the Special Committee) has by unanimous vote of Sharecare’s directors (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder or potential Rollover Stockholder, as applicable), (a) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders),including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3), (b) determined that it is in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders) and declared it advisable to enter into the Merger Agreement, (c) approved the execution and delivery by Sharecare of the Merger Agreement, the performance by Sharecare of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and any other transactions contemplated thereby upon the terms and subject to the conditions contained in the Merger Agreement, and (d) resolved to recommend that Sharecare’s stockholders vote to adopt and approve the Merger Agreement, in each case on the terms and subject to the conditions set forth in the Merger Agreement. In addition, the Sharecare Board, on behalf of Sharecare, believes that the Merger is fair to Sharecare’s “unaffiliated security holders,” as such term is defined in Rule 13e-3. For a description of the reasons considered by the Sharecare Board, see the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board.”
The Sharecare Board (acting upon the unanimous recommendation of the Special Committee), recommends, by unanimous vote of Sharecare’s directors (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder or potential Rollover Stockholder, as applicable), that you vote: (1) “FOR” the approval of the Merger Proposal, (2) “FOR” the approval of the Compensation Proposal, and (3) “FOR” the approval of the Adjournment Proposal.
Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey
On June 21, 2024, Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) verbally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated June 21, 2024), as to whether, as of such date, the Merger Consideration to be received by the holders of Sharecare Common Stock (other than the Rollover Stockholders and holders of the Excluded Shares), in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of the Excluded Shares).
Houlihan Lokey’s opinion was directed to the Special Committee (in its capacity as such) and, at the request of the Special Committee, was subsequently delivered to the Sharecare Board for the information and use of the Sharecare Board (in its capacity as such) and only addressed whether the Merger Consideration to be received by the holders of Sharecare Common Stock, other than the Rollover Stockholders and holders of Excluded Shares, in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of the Excluded Shares) and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement and describes certain of the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Sharecare Board, any security holder or any other person as to how to act or vote with respect to any matter relating to the Merger or otherwise. For more information, see the section of this proxy statement captioned “Special Factors — Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey.”
Opinion of the Financial Advisors to the Special Committee — MTS Securities
Sharecare retained MTS Health Partners, L.P. (“MTS”), as its financial advisor to provide its services for the benefit of, at the direction of and under the authority of the Special Committee in connection with Sharecare’s consideration, evaluation and/or exploration of certain potential merger and acquisition transactions or similar transactions (including the delivery of the MTS Opinion, defined below). On June 21, 2024, MTS Securities, LLC, a registered broker-dealer affiliate of MTS (“MTS Securities”), rendered its oral opinion to the Special Committee (which was subsequently confirmed by delivery of a written opinion dated June 21, 2024) that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the Merger Consideration to be received by the holders of shares of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of MTS Securities, which we refer to as the “MTS Opinion,” sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with its opinion. The MTS Opinion is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the MTS Opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the MTS Opinion. We urge you to read carefully the MTS Opinion, together with the summary thereof in this proxy statement, in its entirety.
MTS Securities provided its opinion for the information and assistance of the Special Committee (in its capacity as such) and for the information and assistance of the Sharecare Board (in its capacity as such) in connection with their consideration of the Merger Consideration. The MTS Opinion addressed solely the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of shares of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger and does not address any other aspect or implication of the Merger. The MTS Opinion was not a recommendation to the Special Committee or the Sharecare Board as to how to vote in connection with the Merger Agreement and is not a recommendation to any Sharecare stockholder to take any action in connection with the Merger or any other matter.
Position of the Altaris Filing Parties and Parent Entities as to the Fairness of the Merger
The Altaris Filing Parties and Parent Entities believe that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3). However, none of the Altaris Filing Parties nor the Parent Entities has undertaken any formal evaluation of the fairness of the Merger to Sharecare’s unaffiliated security holders or engaged a financial advisor for such purpose. The Altaris Filing Parties and the Parent Entities did not participate in the discussions or deliberations of the Special Committee or the Sharecare Board regarding, nor have they received advice from the legal, financial or other advisors of the Special Committee or the Sharecare Board as to, the fairness of the Merger to Sharecare’s unaffiliated security holders. The belief of the Altaris Filing Parties and Parent Entities as to the fairness of the Merger is based on the factors discussed in the section of this proxy statement captioned “Special Factors — Position of the Altaris Filing Parties and Parent Entities as to the Fairness of the Merger.”
Position of the Rollover Filing Parties as to the Fairness of the Merger
The Rollover Filing Parties believe that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3). However, none of the Rollover Filing Parties has undertaken any formal evaluation of the fairness of the Merger to Sharecare’s unaffiliated security holders or engaged a financial advisor for such purpose. Although Jeff Arnold and John Chadwick are members of the Sharecare Board, such individuals were not members of the Special Committee and did not participate in deliberations of the Special Committee regarding, nor receive advice from the independent legal, financial or other advisors of the Special Committee as to, the fairness of the Merger to Sharecare’s unaffiliated security holders. The belief of the Rollover Filing Parties as to the fairness of the Merger is based on the factors discussed in the section of this proxy statement captioned “Special Factors — Position of the Rollover Filing Parties as to the Fairness of the Merger.”
Certain Effects of the Merger
If the conditions to the completion of the Merger are either satisfied or waived, at the Effective Time: (1) Merger Sub will merge with and into Sharecare, (2) the separate existence of Merger Sub will cease, and (3) Sharecare will continue as the Surviving Corporation in the Merger and as a subsidiary of Parent. As a result of the Merger, Sharecare will cease to be a publicly traded company. If the Merger is completed, you will not own any shares of common stock of the Surviving Corporation as a result of the Merger. However, any shares of Sharecare Preferred Stock that are issued and outstanding immediately prior to the Effective Time will remain issued and outstanding following the consummation of the Merger.
The time at which the Merger becomes effective will occur upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (or at a later time as Sharecare, Parent and Merger Sub may agree in writing and specify in the Certificate of Merger).
Treatment of Shares, Warrants and Equity Awards
Common Stock.   The Merger Agreement provides for the following treatment of shares of Sharecare Common Stock in connection with the Merger:
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At the Effective Time, each share of Sharecare Common Stock outstanding immediately prior to the Effective Time (other than the Excluded Shares) will be cancelled and automatically converted into the right to receive cash in an amount equal to the Merger Consideration, subject to any applicable withholding taxes. For more information, see the sections of this proxy statement captioned “Special Factors — Certain Effects of the Merger” and “The Merger Agreement — Merger Consideration — Sharecare Common Stock.”

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Prior to the Effective Time, Parent or Merger Sub will deposit with the Payment Agent (as defined in the section of this proxy statement captioned “The Merger Agreement — Exchange and Payment Procedures”) an amount of cash equal to the aggregate consideration to which Sharecare stockholders will become entitled under the Merger Agreement. Once a stockholder has provided the Payment Agent with any documentation required by the Payment Agent, the Payment Agent will pay the stockholder the appropriate portion of the aggregate Merger Consideration in exchange for the shares of Sharecare Common Stock held by that stockholder. For more information, see the section of this proxy statement captioned “The Merger Agreement — Exchange and Payment Procedures.”

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After the Merger is completed, you will have the right to receive the Merger Consideration, subject to any applicable withholding taxes, for each share of Sharecare Common Stock that you own as of immediately prior to the Effective Time, but you will no longer have any rights as a stockholder, except that (i) record holders of Sharecare Preferred Stock will retain their shares and the rights accompanying those preferred shares and (ii) record holders and beneficial owners of Sharecare Common Stock who have neither voted in favor of the Merger nor consented thereto in writing, who have properly demanded appraisal of such shares of Sharecare Common Stock pursuant to, and in accordance with, Section 262 of the DGCL, and who do not validly withdraw or otherwise lose their appraisal rights may have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this proxy statement captioned “Appraisal Rights.” In addition, (x) each share of Sharecare Common Stock owned by Sharecare and not held on behalf of third parties (which will include the Earnout Shares, which, immediately prior to the Effective Time, will be forfeited and released to Sharecare) and each share of Sharecare Common Stock owned by Merger Sub will automatically be cancelled and will cease to exist, without payment of the Merger Consideration, (y) each share of Sharecare Common Stock that is owned by Parent will automatically be converted into one share of common stock of the Surviving Corporation and (z) the Rollover Shares are not entitled to receive the Merger Consideration and will, immediately prior to the Effective Time, be contributed, directly or indirectly, to an affiliate of Parent pursuant to the terms of the applicable Rollover Agreement.

Preferred Stock.   The Merger Agreement provides that each share of Sharecare Preferred Stock issued and outstanding immediately prior to the Effective Time will not be converted into the right to receive the Merger Consideration and will remain issued and outstanding following the Effective Time.
Sharecare Warrants.   Any Sharecare public warrant outstanding as of immediately prior to the Effective Time will be treated in accordance with the Warrant Agreement, dated as of September 21, 2020, by and between Sharecare and Continental Stock Transfer & Trust Company (the “Warrant Agreement”). Pursuant to the Warrant Agreement, at the Effective Time, each outstanding Sharecare public warrant will, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for Sharecare Common Stock and will instead represent only the right to receive an amount of cash equal to the Merger Consideration that a warrant holder would have received if such warrant was exercised immediately prior to the Effective Time, subject to the terms and conditions specified in the Warrant Agreement.
Sharecare Equity Awards.   The Merger Agreement provides for the following treatment of Sharecare Equity Awards at the Effective Time:
Sharecare Options
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Each outstanding option to purchase shares of Sharecare Common Stock (a “Sharecare Option”) that is vested or vests upon the Effective Time in accordance with its terms will be cancelled and converted into the right to receive an amount in cash (without interest) equal to the product of (a) the number of shares of Sharecare Common Stock subject to the Sharecare Option immediately prior to the Effective Time multiplied by (b) the excess, if any of (x) the Merger Consideration over (y) the exercise price per share of Sharecare Common Stock of such Sharecare Option (the “Option Consideration”).

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Each Sharecare Option that is unvested and held by a participant in the Sharecare Change in Control Plan, effective January 25, 2023 (the “CIC Plan” and participants in the CIC Plan, “CIC Plan Participants”) will automatically be cancelled and converted into a contingent right to receive (a) a cash payment, without interest (a “Contingent Cash Award”) having a value equal to 70% of the Option Consideration and (b) a number of non-voting common units of Parent (or any parent company of Parent) (a “Contingent Unit Award”) having a capital value equal to 30% of the Option Consideration, in each case subject to the same terms and conditions as apply to such Sharecare Option immediately prior to the Effective Time.

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Each Sharecare Option that is unvested and held by an individual who is not a CIC Plan Participant (a “non-CIC Plan Participant”) will be cancelled and converted into a Contingent Cash Award having a value equal to the Option Consideration, subject to the same terms and conditions as apply to such Sharecare Option immediately prior to the Effective Time (except that the vesting of 70% of such Contingent Cash Award will also be subject to certain performance-based goal(s)).

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With respect to each Sharecare Option the vesting of which is subject to stock price performance hurdles, (a) such stock price performance hurdles will be deemed to have been satisfied to the extent the Merger Consideration exceeds the applicable performance hurdle and (b) any tranches of performance-vesting options whose performance hurdles exceed the Merger Consideration will automatically be forfeited at the Effective Time.

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Each Sharecare Option (whether vested or unvested and whether held by a CIC Plan Participant or non-CIC Plan Participant) for which the exercise price per share of Sharecare Common Stock is equal to or greater than the Merger Consideration will automatically be cancelled at the Effective Time without consideration.

Sharecare RSU Awards
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Each outstanding restricted stock unit award corresponding to shares of Sharecare Common Stock (a “Sharecare RSU Award”) that is held by a non-employee director of the Sharecare Board, whether or not vested, will be cancelled and converted into the right to receive an amount in cash (without interest) equal to (a) the number of shares subject to such Sharecare RSU Award multiplied by (b) the Merger Consideration.

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Each Sharecare RSU Award held by a CIC Plan Participant will automatically be cancelled and converted into (i) a Contingent Cash Award in an amount in cash equal to 70% of the RSU Consideration (as defined below) and (ii) a Contingent Unit Award with a capital value equal to 30% of the RSU Consideration, in each case subject to the same terms and conditions as apply to such Sharecare RSU Award immediately prior to the Effective Time. With respect to each Sharecare RSU Award, “RSU Consideration” means (A) the number of shares subject to such Sharecare RSU Award, multiplied by (B) the Merger Consideration. With respect to any Sharecare RSU Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Sharecare RSU Award will be equal to (i) 125.3% for the 2023 measurement period; and (ii) for incomplete measurement periods, the greater of (x) the number of shares earned based on target performance and (y) the number of shares earned based on actual performance extrapolated as of the Effective Time through the end of the applicable measurement period.
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Each Sharecare RSU Award held by a non-CIC Plan Participant (excluding non-employee members of the Sharecare Board) will be cancelled and converted into a Contingent Cash Award in an amount in cash equal to the RSU Consideration, subject to the same terms and conditions as apply to such Sharecare RSU Award immediately prior to the Effective Time (except that the vesting of 70% of such Contingent Cash Award will also be subject to certain performance-based goal(s)). With respect to any Sharecare RSU Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Sharecare RSU Award will be equal to (i) 125.3% for the 2023 measurement period; and (ii) for incomplete measurement periods, the number of shares earned based on target performance.

For more information about the treatment of Sharecare Equity Awards, see the sections of this proxy statement captioned “Special Factors — Certain Effects of the Merger,” “The Merger Agreement — Merger Consideration — Sharecare Equity Awards” and “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger.”
Certain Effects on Sharecare if the Merger Is Not Completed
If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approval, or if the Merger is not completed for any other reason, Sharecare’s stockholders will not receive any payment for their shares of Sharecare Common Stock in connection with the Merger. Instead, (1) Sharecare will remain an independent public company, (2) Sharecare Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and (3) Sharecare will continue to file periodic reports with the SEC. For more information, see the section of this proxy statement captioned “Special Factors — Certain Effects on Sharecare if the Merger Is Not Completed.”
Interests of Sharecare’s Directors and Executive Officers in the Merger
In considering the recommendations of the Special Committee and the Sharecare Board with respect to the Merger, you should be aware that, aside from their interests as holders of Sharecare Common Stock, Sharecare’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. In particular:
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Certain members of the Sharecare Board received and are entitled to receive compensation for their service on the Special Committee;

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Sharecare’s directors and officers are entitled to continued indemnification and insurance coverage under the Merger Agreement and indemnification agreements between such individuals and Sharecare;

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Executive officers of Sharecare are party to employment agreements and/or participate in the Sharecare Change in Control Plan which provides for severance payments and benefits in the event of a qualifying termination;

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Jeff Arnold, Executive Chairman of the Sharecare Board, entered into the Arnold Rollover Agreement with certain affiliates of Parent, pursuant to which Mr. Arnold agreed, among other things, to contribute all or a portion of the shares of Sharecare Common Stock owned by him to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges of Mr. Arnold’s Rollover Shares will happen immediately prior to the Effective Time and Mr. Arnold is prohibited from transferring or encumbering any shares of Sharecare Common Stock subject to the Arnold Rollover Agreement (unless to certain permitted affiliates) while the Arnold Rollover Agreement is in effect. Solely as a result of such contributions and exchanges, Mr. Arnold will own approximately 3.4% (assuming all shares of Sharecare Common Stock held by Mr. Arnold are rolled over) or 2.6% (assuming the Rollover Shares are reduced by a maximum of 2.7 million shares of Sharecare Common Stock) of TopCo LP following the consummation of such contributions and exchanges, and will have certain governance rights with respect to TopCo LP following the consummation of the Merger. As of the date of this proxy statement, none of Sharecare’s executive officers (other than Mr. Arnold, who, solely to the extent set forth in the Arnold Rollover Agreement, will continue to serve as Executive Chairman of the Surviving Corporation following the Effective Time), have reached an understanding on potential employment with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates), or entered into any definitive agreements or arrangements regarding employment with the Surviving Corporation or with Parent or Merger Sub (or any of their respective affiliates) to be effective following the consummation of the Merger. Additionally, Mr. Arnold will forfeit all of his unvested Sharecare Equity Awards in favor of profit interests in an affiliate of Parent with which he will enter into an agreement in relation thereto prior to the Effective Time; and
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John Chadwick is a member of the Sharecare Board and the cofounder of Claritas Capital, LLC. Mr. Chadwick and the other Claritas Rollover Stockholders entered into the Claritas Rollover Agreement with certain affiliates of Parent, pursuant to which each such Rollover Stockholder agreed, among other things, to contribute all of the shares of Sharecare Common Stock it owns to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges of the Claritas Rollover Sockholders’ Rollover Shares will happen immediately prior to the Effective Time, and the Claritas Rollover Stockholders are prohibited from transferring or encumbering any shares of Sharecare Common Stock subject to the Claritas Rollover Agreement (unless to certain permitted affiliates) while the Claritas Rollover Agreement is in effect. Solely as a result of such contributions and exchanges, the Claritas Rollover Stockholders will collectively own approximately 11.3% of TopCo LP following the consummation of such contributions and exchanges, and will have certain governance rights with respect to TopCo LP following the consummation of the Merger.

The Special Committee and the Sharecare Board were aware of and considered these interests to the extent that they existed at the time, among other matters. For a more detailed description of the interests of Sharecare’s executive officers and directors in the Merger, see “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger.”
The Rollover Agreements
Arnold Rollover Agreement
On June 21, 2024, Jeff Arnold, who beneficially held approximately 10.4% of the voting power of the outstanding shares of Sharecare Common Stock as of July 25, 2024, entered into the Arnold Rollover Agreement, which provides, among other things, the following:
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Mr. Arnold will contribute all of the shares of Sharecare Common Stock he owns to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges of Mr. Arnold’s Rollover Shares will happen immediately prior to the Closing; provided, however, that Mr. Arnold, at his option, may reduce the number of Rollover Shares by up to 2.7 million shares. Any such shares of Sharecare Common Stock that do not constitute Rollover Shares will receive the Merger Consideration. Solely as a result of such contributions and exchanges, Mr. Arnold will own approximately 3.4% (assuming all shares of Sharecare Common Stock held by Mr. Arnold are rolled over) or 2.6% (assuming the Rollover Shares are reduced by a maximum of 2.7 million shares of Sharecare Common Stock) of TopCo LP following the consummation of such contributions and exchanges.

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Mr. Arnold will, prior to the Effective Time, enter into an agreement with TopCo LP pursuant to which he will forfeit all of his unvested Sharecare Equity Awards in favor of profits interests of such entity, with a priority catch-up equal to the aggregate value of the forfeited Sharecare Equity Awards.

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Mr. Arnold will vote all of his shares of Sharecare Common Stock (whether or not all his shares of Sharecare Common Stock constitute Rollover Shares) in favor of the Merger Proposal, subject to the terms and conditions contained in the Arnold Rollover Agreement.

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Mr. Arnold is prohibited from transferring or encumbering any of the shares subject to the Arnold Rollover Agreement (unless to certain permitted affiliates) while the Arnold Rollover Agreement is in effect.

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Mr. Arnold will continue to serve as Executive Chairman of the Surviving Corporation following the Effective Time, and will be entitled to certain governance rights with respect to TopCo LP, in which he will receive certain equity interests in exchange for his Rollover Shares pursuant to the Arnold Rollover Agreement.

Claritas Rollover Agreement
On June 25, 2024, the Claritas Rollover Stockholders, who beneficially held, in the aggregate, approximately 9.9% of the voting power of the outstanding shares of Sharecare Common Stock as of July 25, 2024, entered into the Claritas Rollover Agreement, pursuant to which the Claritas Rollover Stockholders agreed, among other things, to vote all of their shares of Sharecare Common Stock in favor of the Merger Proposal, subject to the terms and conditions contained in the Claritas Rollover Agreement. In addition, pursuant to the Claritas Rollover Agreement and subject to the terms and conditions described in the section of this proxy statement captioned “Special Factors — Financing of the Merger”, among other things, the Claritas Rollover Stockholders will contribute all of the shares of Sharecare Common Stock owned by such affiliates to TopCo Inc, in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges will happen immediately prior to the Closing and, solely as a result of such contributions and exchanges, the Claritas Rollover Stockholders will own approximately 11.3% of TopCo LP following the consummation of such contributions and exchanges and will have certain governance rights with respect to TopCo LP following the consummation of the Merger. Each share of Sharecare Common Stock contributed to TopCo Inc by the Claritas Rollover Stockholders will be contributed to Parent immediately prior to the Closing and, as a result of the Merger, will be converted into one share of common stock, par value $0.0001 per share, of the Surviving Corporation. Additionally, pursuant to the Claritas Rollover Agreement, among other things, the Claritas Rollover Stockholders are prohibited from transferring or encumbering any of the shares subject to the Claritas Rollover Agreement while the Claritas Rollover Agreement is in effect; provided, that, prior to the Closing, as a matter of convenience, such affiliates have agreed to contribute their shares of Sharecare Common Stock that are subject to the Claritas Rollover Agreement to a newly-formed affiliate of Claritas Capital, LLC (“Aggregator”), which Aggregator will be solely controlled by Claritas Capital, LLC and will sign a joinder to the Claritas Rollover Agreement whereby Aggregator will agree to be bound by the terms of the Claritas Rollover Agreement as if Aggregator were an original signatory thereto.
For more information, see the section of this proxy statement captioned “The Rollover Agreements” and the full text of the Arnold Rollover Agreement and the Claritas Rollover Agreement, attached as Annex D and Annex E to this proxy statement, respectively, which are incorporated by reference in this proxy statement in their entirety.
Material U.S. Federal Income Tax Consequences of the Merger
For U.S. federal income tax purposes, the exchange of Sharecare Common Stock for cash in the Merger will be a taxable transaction. Accordingly, a U.S. Holder (as defined in the section of this proxy statement captioned “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) who exchanges Sharecare Common Stock for cash in the Merger generally will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash that such U.S. Holder receives in the Merger and (ii) such U.S. Holder’s adjusted tax basis in the shares of Sharecare Common Stock surrendered in exchange therefor. Holders of Sharecare Common Stock should read the section of this proxy statement captioned “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger” and consult their tax advisors concerning the tax consequences of the Merger in light of their particular circumstances, including any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.
Restrictions on Solicitation of Other Acquisition Offers
During the period beginning on June 21, 2024 and continuing until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Sharecare is subject to customary “no-shop” restrictions on its ability to solicit alternative Acquisition Proposals (as defined below) from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative Acquisition Proposals, subject to a customary “fiduciary out” provision that allows Sharecare, under certain specified circumstances, and subject to a customary match right for Parent, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an Acquisition Proposal if the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith (based on the information then available and after consultation with its financial advisors and outside legal counsel) that such alternative Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal, and promptly provides to Parent any nonpublic information concerning Sharecare that is provided to the third party making such Acquisition Proposal that was not previously provided to Parent. For more information, see the section of this proxy statement captioned “The Merger Agreement — Solicitation of Other Offers.” Sharecare is not entitled to terminate the Merger Agreement to enter into an agreement for a Superior Proposal unless it complies with certain procedures in the Merger Agreement, including providing certain information regarding the Superior Proposal to Parent and engaging in good faith negotiations with Parent during a specified period. If Sharecare terminates the Merger Agreement in order to accept a Superior Proposal from a third party, it must pay a termination fee to Parent. For more information, see the section of this proxy statement captioned “The Merger Agreement — Recommendation Changes.”
Change in the Sharecare Board’s Recommendation
The Sharecare Board (including the Special Committee) may not withhold, withdraw, qualify or modify (in a manner adverse to Parent) its recommendation that Sharecare’s stockholders adopt the Merger Agreement or take certain similar actions other than, under certain circumstances, if the Sharecare Board (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that an alternative Acquisition Proposal is a Superior Proposal or, in the case of an Intervening Event (as defined in the section of this proxy statement captioned “The Merger Agreement — Recommendation Changes”), the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law and the Sharecare Board, acting upon the recommendation of the Special Committee, or the Special Committee complies with the terms of the Merger Agreement.
Moreover, neither the Sharecare Board, acting upon the recommendation of the Special Committee, nor the Special Committee may withdraw the Sharecare Board’s recommendation that Sharecare’s stockholders adopt the Merger Agreement or take certain similar actions unless the Sharecare Board complies with certain procedures in the Merger Agreement, including engaging in good faith negotiations with Parent during a specified period. If Sharecare or Parent terminates the Merger Agreement under certain circumstances, including because the Sharecare Board, acting upon the recommendation of the Special Committee, or the Special Committee, amends, modifies or withdraws the Sharecare Board’s recommendation that Sharecare’s stockholders adopt the Merger Agreement, then Sharecare must pay to Parent a termination fee.
For more information, see the section of this proxy statement captioned “The Merger Agreement — Recommendation Changes.”
Limited Guarantee
Pursuant to a limited guarantee delivered by Altaris Health Partners V, L.P. (the “Altaris Fund”) in favor of Sharecare, dated June 21, 2024 (the “Limited Guarantee”), the Altaris Fund has agreed to guarantee, up to an aggregate cap of $45 million, the due, punctual and complete payment of (1) any monetary damages payable by Parent, Merger Sub or any of their affiliates to Sharecare following a termination of the Merger Agreement in accordance with its terms, subject to certain conditions set forth in the Merger Agreement and the Limited Guarantee, and (2) certain indemnification and reimbursement obligations of Parent and Merger Sub under the Merger Agreement. For more information, see the section of this proxy statement captioned “Special Factors — Limited Guarantee.”

Financing of the Merger
The anticipated total amount of cash necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the Closing by the Parent Entities under the Merger Agreement, is approximately $508 million. This amount includes funds needed to: (a) pay the aggregate Merger Consideration in respect of the Sharecare Common Stock (other than Excluded Shares), (b) make required payments in respect of the vested and outstanding Sharecare Equity Awards payable in connection with the Closing and (c) repay outstanding indebtedness under the Company Credit Agreement.
Parent and Merger Sub have obtained committed financing consisting of equity financing to be provided by the Equity Investors pursuant to the terms and conditions of the Equity Commitment Letter. In connection with the Merger Agreement, Parent and Merger Sub have delivered to Sharecare a true and accurate copy of the Equity Commitment Letter. The equity financing contemplated by the Equity Commitment Letter will be available to Parent pursuant to the terms and conditions of the Equity Commitment Letter to fund the aggregate Merger Consideration and to pay the fees, expenses and other amounts specified in the Merger Agreement to be paid by Parent and Merger Sub in connection with the Closing. No later than Sharecare’s first payroll date that is at least ten (10) business days following the Effective Time, Parent will cause to be paid by or on behalf of Sharecare, by wire transfer of immediately available funds, the aggregate Option Consideration and other amounts required to be paid pursuant to Section 4.3 of the Merger Agreement.
Pursuant to the Rollover Agreements, among other things, each Rollover Stockholder will contribute all or a portion, as applicable, of the shares of Sharecare Common Stock it owns to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests in TopCo Inc will be exchanged for equity interests in TopCo LP, and such contributions and exchanges will happen immediately prior to the Effective Time. The shares of Sharecare Common Stock contributed to TopCo Inc by the Rollover Stockholders will be contributed to Parent immediately prior to the Effective Time, and as a result of the Merger, each share of Sharecare Common Stock held by Parent will automatically be converted into one share of common stock of the Surviving Corporation. In no event shall the receipt or availability of any funds or financing (including any Debt Financing (as defined below)) by Parent or any of its affiliates or any other financing be a condition to any of Parent’s obligations under the Merger Agreement.
Conditions to the Closing of the Merger
Consummation of the Merger is subject to certain conditions to the closing of Parent, Merger Sub and Sharecare.
•
Obligations of Parent, Merger Sub and Sharecare. The obligations of Parent, Merger Sub and Sharecare, as applicable, to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including:

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the adoption of the Merger Agreement by the Requisite Stockholder Approval;

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the expiration or termination of the waiting periods (or any extensions thereof) applicable to the Merger pursuant to the HSR Act; and

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no court or other governmental authority of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) or order that enjoins or otherwise prohibits consummation of the Merger.

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Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:

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the accuracy of the representations and warranties of Sharecare in the Merger Agreement, subject to applicable materiality or other qualifiers, as of certain dates set forth in the Merger Agreement;

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Sharecare having performed and complied in all material respects with all covenants under the Merger Agreement required to be performed and complied with by it at or prior to the closing of the Merger (the “Closing”); and

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the receipt by Parent and Merger Sub of a customary closing certificate of Sharecare.

•
Obligations of Sharecare. The obligations of Sharecare to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) of each of the following conditions:

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the accuracy of the representations and warranties of Parent and Merger Sub in the Merger Agreement, subject to applicable materiality or other qualifiers, as of certain dates set forth in the Merger Agreement;

•
Parent and Merger Sub having performed and complied in all material respects with all covenants under the Merger Agreement required to be performed and complied with by Parent and Merger Sub at or prior to the Closing; and

•
the receipt by Sharecare of a customary closing certificate of Parent and Merger Sub.

For more information, see the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger.”
Termination Fees and Remedies
Parent, Merger Sub and Sharecare are entitled to seek certain remedies at law or equity, including injunction or monetary damage, upon the termination of the Merger Agreement.
•
Payment of Company Termination Fee by Sharecare. Upon termination of the Merger Agreement, and as further described in the section of this proxy statement captioned “The Merger Agreement — Company Termination Fee,” under specified circumstances, including Sharecare terminating the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal or Parent terminating the Merger Agreement due to a Change of Recommendation, in each case, pursuant to and in accordance with the “fiduciary out” provisions of the Merger Agreement, Sharecare will be required to pay Parent the Company Termination Fee of $17,673,572.40 (the “Company Termination Fee”). The Company Termination Fee will also be payable by Sharecare if the Merger Agreement is terminated under certain circumstances and prior to such termination, an Acquisition Proposal has been made publicly or announced by Sharecare or the Sharecare Board and not publicly withdrawn at least three (3) business days before the Special Meeting and any transaction that constitutes an Acquisition Proposal is consummated or Sharecare enters into an agreement providing for the consummation of any Acquisition Proposal within twelve months after the termination.

•
Specific Performance. Parent, Merger Sub and Sharecare are entitled, in addition to any other remedy to which they are entitled at law or equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce the terms of the Merger Agreement. Sharecare has the right, subject to the terms and conditions of the Merger Agreement and the Equity Commitment Letter, to an injunction, specific performance or other equitable remedies in connection with enforcing Parent and Merger Subs’ equity financing to be funded to fund the Merger.

For more information, see the sections of this proxy statement captioned “The Merger Agreement — Company Termination Fee.”
Appraisal Rights
If the Merger is consummated, holders of record or beneficial owners of Sharecare Common Stock who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Sharecare Common Stock through the effective date of the Merger, (3) properly demand appraisal of their applicable shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the Merger under

Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
This means that these holders of record and beneficial owners may be entitled to have their shares of Sharecare Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Sharecare Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on the amount determined by the Delaware Court of Chancery to be the fair value of the Sharecare Common Stock from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to persons entitled to appraisal, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any persons who wish to seek appraisal of their shares are encouraged to review Section 262 of the DGCL carefully and seek the advice of legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. For more information, see the section of this proxy statement captioned “Appraisal Rights — Determination of Fair Value.”
To exercise appraisal rights, a holder of record or a beneficial owner of Sharecare Common Stock must (1) submit a written demand for appraisal of such holder’s or beneficial owner’s shares of Sharecare Common Stock to Sharecare before the vote is taken on the Merger Proposal at the Special Meeting, (2) not vote, in person or by proxy, in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) the subject shares of Sharecare Common Stock through the effective date of the Merger, (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL, and (5) not withdraw the appraisal demand or otherwise lose his, her or its rights to appraisal. If you are a beneficial owner of shares of Sharecare Common Stock and you wish to exercise your appraisal rights in such capacity, in addition to the foregoing requirements, your demand for appraisal must also (1) reasonably identify the holder of record of the shares of Sharecare Common Stock for which the demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation hereunder and to be set forth on the verified list required by Section 262(f) of the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Litigation Relating to the Merger
In connection with the Merger, as of the date of this proxy statement, one complaint has been filed in federal court as an individual action. The complaint is captioned Aria Vaghefmoghaddam v. Sharecare, Inc. et al., 24-cv-06134 (filed August 13, 2024 in the Southern District of New York), (the “Complaint”). The

Complaint, which names Sharecare and its directors as defendants, alleges that the preliminary proxy statement filed by Sharecare on August 5, 2024 (the “Preliminary Proxy Statement”) omits and/or misrepresents certain purportedly material information and asserts violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. The Complaint seeks, among other things: (i) an injunction enjoining the consummation of the Merger and the other transactions contemplated by the Merger Agreement; (ii) rescission or rescissory damages in the event the Merger and the other transactions contemplated by the Merger Agreement are consummated; (iii) direction that the defendants cause a revised proxy statement to be disseminated; (iv) costs of the action, including allowance for plaintiffs’ attorneys’ fees and experts’ fees; and (v) other relief as the court may deem just and proper. In addition to the Complaint, several purported stockholders of Sharecare have sent demand letters to Sharecare alleging similar deficiencies regarding the disclosures made in the Preliminary Proxy Statement.
Sharecare cannot predict the outcomes of these matters. If any similar complaints are filed or demands sent, absent new or significantly different allegations, Sharecare will not necessarily disclose such additional filings or demands. See also the section of this proxy statement captioned “Special Factors — Litigation Relating to the Merger.”

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. Sharecare encourages you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which Sharecare refers in this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find Additional Information.”
Q:
Why am I receiving these materials?

A:
On June 21, 2024, Sharecare entered into the Merger Agreement. Under the Merger Agreement, Parent will acquire all of the outstanding shares of Sharecare Common Stock for the aggregate Merger Consideration. In order to complete the Merger, Sharecare’s stockholders must vote to adopt and approve the Merger Agreement at the Special Meeting pursuant to the Requisite Stockholder Approval. This approval is a condition to the consummation of the Merger. See the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger.” The Sharecare Board is furnishing this proxy statement and form of proxy card to the holders of shares of Sharecare Common Stock and Sharecare Preferred Stock as of the Record Date in connection with the solicitation of proxies of Sharecare’s stockholders to be voted at the Special Meeting.

This proxy statement, which you should read carefully, contains important information about the Merger, the Merger Agreement, the Special Meeting and the matters to be voted on at the Special Meeting. The enclosed materials allow you to submit a proxy to vote your shares of Sharecare Common Stock and Sharecare Preferred Stock without attending the Special Meeting and to ensure that your shares of Sharecare Common Stock and Sharecare Preferred Stock are represented and voted at the Special Meeting.
Your vote is very important. Even if you plan to attend the Special Meeting, Sharecare encourages you to submit a proxy as soon as possible.
Q:
What is the Merger and what effects will it have on Sharecare?

A:
The Merger is the acquisition of Sharecare by Parent. If the Merger Proposal is approved by Sharecare’s stockholders pursuant to the Requisite Stockholder Approval and the other closing conditions under the Merger Agreement are satisfied or waived, Merger Sub will merge with and into Sharecare, with Sharecare continuing as the Surviving Corporation. As a result of the Merger, Sharecare will become a subsidiary of Parent. Following the Merger, Sharecare Common Stock and Sharecare’s public warrants will no longer be publicly traded and will be delisted from Nasdaq. In addition, Sharecare Common Stock and Sharecare’s public warrants will be deregistered under the Exchange Act, and Sharecare will no longer file periodic reports with the SEC. Shares of Sharecare Preferred Stock issued and outstanding immediately prior to the Effective Time will not be converted into the right to receive the Merger Consideration and will remain issued and outstanding following the Effective Time.

Q:
What will I receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive the Merger Consideration, subject to any applicable withholding taxes, for each share of Sharecare Common Stock that you own as of immediately prior to the Effective Time (other than any Excluded Shares), unless you have properly perfected and exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied. For example, if you own 100 shares of Sharecare Common Stock as of immediately prior to the Effective Time, you will be entitled to receive $143 in cash in exchange for your shares of Sharecare Common Stock, without interest and less any applicable withholding taxes.

Q:
How does the Merger Consideration compare to the market price of Sharecare Common Stock?

A:
This amount represents an approximately 85% premium to the closing price of Sharecare Common

Stock on June 20, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 87% over the 90 calendar-day volume weighted average trading price on June 20, 2024.
Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to vote on the following proposals:

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The Merger Proposal:   the proposal to adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into Sharecare, with Sharecare continuing as the Surviving Corporation and becoming a subsidiary of Parent;

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The Compensation Proposal:   the proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger; and

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The Adjournment Proposal:   the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will take place virtually on [      ], 2024 at [      ] Eastern Time. You may attend the Special Meeting solely via a live webcast at www.virtualshareholdermeeting.com/SHCR2024SM. You will be able to listen to the Special Meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares).

Q:
Who is entitled to vote at the Special Meeting?

A:
All of Sharecare’s stockholders as of the close of business on [      ], 2024, which is the Record Date for the Special Meeting, are entitled to vote their shares of Sharecare Common Stock and Sharecare Preferred Stock at the Special Meeting. As of [      ], 2024, there were [      ] shares of Sharecare Common Stock outstanding and entitled to vote at the Special Meeting and [      ] shares of Sharecare Preferred Stock outstanding and entitled to vote at the Special Meeting. The holders of the Sharecare Preferred Stock have the right to vote together as a single class (on an as-converted basis) with the holders of the Sharecare Common Stock on each matter submitted for a vote at the Special Meeting, and the Sharecare Preferred Stock of each holder will entitle each such holder to be treated as if such holder were the holder of record, as of the Record Date, of a number of shares of Sharecare Common Stock equal to the number of shares of Sharecare Common Stock that would be issuable upon conversion of such Sharecare Preferred Stock assuming such Sharecare Preferred Stock were converted on the Record Date. Each share of Sharecare Common Stock and each share of Sharecare Preferred Stock (voting on an as-converted basis) that you own as of the close of business on the Record Date is entitled to one vote on each matter submitted for a vote at the Special Meeting.

Registered Stockholders.   If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares and the proxy materials were provided to you directly by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals named as proxies on the proxy card in one of the manners listed on the proxy card or to vote at the Special Meeting.
A list of stockholders of record entitled to vote at the Special Meeting will be available for a period of at least 10 days before the Special Meeting on a reasonably accessible electronic network or during ordinary business hours at Sharecare’s corporate headquarters located at 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305.
Beneficial Stockholders.   If your shares are held in a stock brokerage account or by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name” and the proxy materials were forwarded to you by your bank, broker or other nominee, who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares using the methods prescribed by your bank, broker or other nominee on the voting instruction card you received with the proxy materials. Like stockholders of record, beneficial owners are invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you follow your broker’s, bank’s or other nominee’s procedures for obtaining a legal proxy from it, as the stockholder of record.
Q:
What vote is required to approve the Merger Proposal?

A:
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the holders of a majority in aggregate voting power of the outstanding shares of Sharecare Common Stock and Sharecare Preferred Stock beneficially owned and entitled to vote thereon, voting together as a single class.

Q:
What vote is required to approve each of (1) the Compensation Proposal and (2) the Adjournment Proposal?

A:
Approval of the Compensation Proposal requires the affirmative vote of a majority of the votes cast by the holders of Sharecare Common Stock and Sharecare Preferred Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. This vote will be on a non-binding, advisory basis.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Sharecare Common Stock and Sharecare Preferred Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.
Q:
What happens if I fail to vote or abstain from voting on a proposal?

A:
If you (1) are a stockholder of record and fail to submit a validly executed proxy card, grant a proxy over the internet or by telephone, or vote your shares at the Special Meeting, or if you (2) hold in “street name” and you fail to instruct your bank, broker or other nominee on how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting, and such failure to vote will have the same effect as voting “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).

With respect to the Merger Proposal, if you abstain from voting, your shares will be counted as present for purposes of determining the presence of a quorum, but such abstention will have the same effect as voting “AGAINST” the Merger Proposal. With respect to the Compensation Proposal and the Adjournment Proposal, if you abstain from voting, your shares will be counted as present for purposes of determining the presence of a quorum, but such abstention will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).
Q:
How will certain other stockholders vote on the Merger Proposal?

A:
Jeff Arnold, who beneficially owned approximately 10.4% of the voting power of the outstanding shares of Sharecare Common Stock as of July 25, 2024, and the Claritas Rollover Stockholders, who beneficially owned, in the aggregate, approximately 9.9% of the voting power of the outstanding shares of Sharecare Common Stock as of July 25, 2024, entered into the applicable Rollover Agreements, pursuant to which each such Rollover Stockholder agreed to vote all of their respective shares of Sharecare Common Stock in favor of the Merger Proposal, subject to the terms and conditions contained in the applicable Rollover Agreements. Approval of the Merger Proposal requires the affirmative vote of the holders of a majority in aggregate voting power of the outstanding shares of Sharecare Common Stock and Sharecare Preferred Stock beneficially owned and entitled to vote thereon, voting together as a single class. For more information, see the sections of this proxy statement captioned “Special Factors — Intent of Certain Stockholders to Vote in Favor of the Merger” and “The Rollover Agreements,”

as well as the full text of the Arnold Rollover Agreement and the Claritas Rollover Agreement, attached as Annex D and Annex E to this proxy statement, respectively, which are incorporated by reference in this proxy statement in their entirety.
Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that Sharecare refers to in this proxy statement carefully and consider how the Merger affects you. Then, even if you expect to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), or sign, date and return by mail, as promptly as possible, the enclosed proxy card, so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your shares. Please do not send your stock certificates with your proxy card.

Q:
What is the Special Committee, and what role did it play in evaluating the Merger?

A:
The Sharecare Board formed the Special Committee to consider, review, evaluate and negotiate potential strategic alternatives, including a possible sale of Sharecare and provide a recommendation to the Sharecare Board as to whether or not to approve any such transaction. The Special Committee is comprised solely of independent directors of the Sharecare Board who were determined by the Sharecare Board to be independent of Mr. Chadwick and Claritas Capital, LLC and its affiliates. As more fully described in the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board,” the Special Committee evaluated the Merger Agreement, the Rollover Agreements, the Equity Commitment Letter, the Limited Guarantee and the transactions contemplated by the Merger Agreement, including the Merger, with the assistance of its own independent financial and legal advisors and, where appropriate, Sharecare management and Sharecare’s outside legal advisor. At the conclusion of its review, the Special Committee, among other things, unanimously (1) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s unaffiliated security holders (as defined in Rule 13e-3), (2) determined that it is in the best interests of Sharecare and declared it advisable to enter into the Merger Agreement and (3) recommended that the Sharecare Board approve and authorize the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger.

Q:
How does the Sharecare Board recommend that I vote?

A:
The Sharecare Board (acting upon the unanimous recommendation of the Special Committee), by unanimous vote of Sharecare’s directors (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder or potential Rollover Stockholder, as applicable), recommends that you vote:

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“FOR” the approval of the Merger Proposal;

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“FOR” the approval of the Compensation Proposal; and

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“FOR” the approval of the Adjournment Proposal.

You should read the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board” for a discussion of the factors that the Special Committee and the Sharecare Board considered in deciding to recommend and/or approve, as applicable, the approval of the adoption of the Merger Agreement.
Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approval, or if the Merger is not completed for any other reason, Sharecare’s stockholders will not receive any payment for their shares of Sharecare Common Stock. Instead: (1) Sharecare will remain an independent public company, (2) Sharecare Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and (3) Sharecare will continue to file periodic reports with the SEC.
In specified circumstances in which the Merger Agreement is terminated, Sharecare has agreed to pay Parent a termination fee. For more information, see the section of this proxy statement captioned “The Merger Agreement — Company Termination Fee.”
Q:
What is the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger?

A:
The compensation that will or may become payable by Sharecare to Sharecare’s named executive officers in connection with the Merger is certain compensation that is based on or otherwise relates to the Merger and payable to certain of Sharecare’s named executive officers pursuant to underlying plans and arrangements that are contractual in nature. Compensation not described in the preceding sentence that will or may become payable by Parent or its affiliates (including, following the consummation of the Merger, the Surviving Corporation) to Sharecare’s named executive officers in connection with or following the Merger is not subject to this advisory vote. For further information, see the section of this proxy statement captioned “Proposal 2: The Compensation Proposal.”

Q:
Why am I being asked to cast a vote to approve the compensation that will or may become payable by Sharecare to its named executive officers in connection with the Merger?

A:
Sharecare is required by SEC rules to seek approval, on a non-binding, advisory basis, of compensation that will or may become payable by Sharecare to its named executive officers that is based on or otherwise relates to the Merger. Approval of these compensation arrangements is not required to consummate the Merger.

Q:
What will happen if Sharecare’s stockholders do not approve the Compensation Proposal?

A:
Approval of the compensation that will or may become payable by Sharecare to its named executive officers that is based on or otherwise relates to the Merger is not a condition to consummation of the Merger. The vote is an advisory vote and will not be binding on Sharecare or Parent. The underlying plans and arrangements providing for such compensation are contractual in nature and are not, by their terms, subject to stockholder approval.

Accordingly, if the Merger Agreement is adopted by Sharecare’s stockholders and the Merger is consummated, such compensation will or may be paid to Sharecare’s named executive officers regardless of the outcome of this advisory vote.
Q:
How may I vote?

A:
You may hold Sharecare shares in multiple accounts and therefore receive more than one set of proxy materials. To ensure that all of your shares are voted, please submit your proxy or voting instructions for each account for which you have received a set of the proxy materials.

Shares Held of Record.   If you hold your shares in your own name as a holder of record with our transfer agent, Continental Stock Transfer & Trust Company, you may authorize that your shares be voted at the Special Meeting in one of the following ways:
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By Internet:   If you received a printed copy of the proxy materials, follow the instructions on the proxy card.

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By Telephone:   If you received a printed copy of the proxy materials, follow the instructions on the proxy card.

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By Mail:   If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

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In Person (Virtual):   You may also vote in person virtually by attending the meeting through [      ]. To attend the Special Meeting and vote your shares, you must register for the Special Meeting in advance and provide the control number located on your proxy card.

Shares Held in Street Name.   If you hold your shares through a bank, broker or other nominee (that is, in street name), you will receive instructions from your bank, broker or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Special Meeting.
Even if you plan to attend the Special Meeting, we recommend that you submit your proxy or voting instructions in advance of the Special Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Special Meeting. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any previously submitted proxy.
Q:
Why did Sharecare choose to hold a virtual Special Meeting?

A:
We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost, using an internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location, and enables us to protect the health and safety of all attendees.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Sharecare Common Stock and Sharecare Preferred Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Sharecare Common Stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the internet in the same manner as if you had signed, dated and returned a proxy card. [      ], each with full power of substitution and re-substitution, have been designated as proxy holders for the Special Meeting by the Sharecare Board.

Q:
How may I change or revoke my proxy?

A:
If you are a holder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by delivering written notice of revocation to Sharecare’s Secretary or by submitting a subsequently dated proxy by mail, telephone or the internet in the manner described above under “How may I vote?” or by attending the Special Meeting and voting in person virtually. Attendance at the Special Meeting will not itself revoke an earlier submitted proxy. If you hold your shares in street name, you must follow the instructions provided by your bank, broker or nominee to revoke your voting instructions, or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting, by attending the Special Meeting and voting virtually.

Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Proxies are being solicited on behalf of the Sharecare Board for use at the Special Meeting. All valid proxies that are not revoked will be voted as specified by the stockholder authorizing the proxy. In the absence of instructions, the shares represented by valid proxies will be voted as recommended by the Sharecare Board with respect to each proposal. This means that they will be voted: (1) “FOR” the approval of the Merger Proposal, (2) “FOR” the approval of the Compensation Proposal, and (3) “FOR” the approval of the Adjournment Proposal, and in the proxyholders’ discretion with respect to any other business that may properly come before the Special Meeting.

Q:
Should I send in my stock certificates now?

A:
No. After the Merger is completed, any holders of physical stock certificates will receive a letter of transmittal containing instructions for how to send your stock certificates to the Payment Agent in order to receive the appropriate cash payment for the shares of Sharecare Common Stock represented by your stock certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled. Please do not send your stock certificates with your proxy card. If you hold your shares of Sharecare Common Stock in book-entry form, the Payment Agent will pay you the appropriate portion of the aggregate Merger Consideration (subject to any applicable withholding taxes) upon receipt of a customary “agent’s message” (or such other reasonable evidence of surrender as the Payment Agent may reasonably request) and any other items specified by the Payment Agent.
Q:
What happens if I sell or transfer my shares of Sharecare Common Stock or Sharecare Preferred Stock after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the expected effective date of the Merger. If you sell or transfer your shares of Sharecare Common Stock or Sharecare Preferred Stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Sharecare in writing of such special arrangements, you will transfer the right to receive the Merger Consideration with respect to such shares of Sharecare Common Stock, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or transfer your shares of Sharecare Common Stock or Sharecare Preferred Stock after the Record Date, Sharecare encourages you to sign, date and return the enclosed proxy card or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

Q:
Where can I find the voting results of the Special Meeting?

A:
Sharecare intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four (4) business days following the Special Meeting. All reports that Sharecare files with the SEC are publicly available when filed. See the section of this proxy statement captioned “Where You Can Find Additional Information.”

Q:
Do you expect the Merger to be taxable to holders of Sharecare Common Stock?

A:
The exchange of Sharecare Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section of this proxy statement captioned “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) who exchanges Sharecare Common Stock for cash in the Merger generally will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash that such U.S. Holder receives in the Merger and (ii) such U.S. Holder’s adjusted tax basis in the shares of Sharecare Common Stock surrendered in exchange therefor. Holders of Sharecare Common Stock should read the section of this proxy statement captioned “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger” and consult their tax advisors concerning the tax consequences of the Merger in light of their particular circumstances, including any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

Q:
When do you expect the Merger to be completed?

A:
Sharecare currently expects to complete the Merger in the second half of 2024. However, the exact timing of completion of the Merger, and whether it will be completed at all, cannot be known with certainty because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of the control of Sharecare.

Q:
What governmental and regulatory approvals are required?

A:
Under the terms of the Merger Agreement, the Merger cannot be completed until the waiting period and any extensions thereto applicable to the Merger under the HSR Act have expired or been terminated. The parties made the required filings under the HSR Act on or prior to July 9, 2024, and the initial waiting period expired at 11:59 p.m., Eastern time, on August 8, 2024.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the Merger is consummated and certain conditions set forth in Section 262(g) of the DGCL are satisfied, holders of record and beneficial owners of Sharecare Common Stock who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Sharecare Common Stock through the effective date of the Merger, (3) properly demand appraisal of their applicable shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements as described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal, will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that such holders of record and beneficial owners will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Sharecare Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on the amount determined by the Delaware Court of Chancery to be fair value of the Sharecare Common Stock from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the entry of judgment in the proceeding, the Surviving Corporation may make a voluntary cash payment to each person seeking appraisal, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for perfecting and exercising appraisal rights are described in additional detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Q:
Do any of Sharecare’s directors or officers have interests in the Merger that may differ from those of Sharecare’s stockholders generally?

A:
Yes. In considering the recommendations of the Special Committee and the Sharecare Board with respect to the Merger, you should be aware that, aside from their interests as holders of Sharecare Common Stock, Sharecare’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. The Special Committee and the Sharecare Board were aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the sections of this proxy statement captioned “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger” and “The Rollover Agreements.”

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of Sharecare Common Stock or Sharecare Preferred Stock, please contact Sharecare’s proxy solicitor:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-Free: 1-800-322-2885
Email: proxy@mackenziepartners.com

SPECIAL FACTORS
Background of the Merger
The following chronology summarizes the key meetings and events that led to and immediately followed the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the members of the Sharecare Board, the members of the Special Committee, the representatives of Sharecare or the Special Committee, or other parties and their respective financial advisors, legal advisors, affiliates or other representatives.
During the period following Sharecare’s de-SPAC merger in July 2021, the Sharecare Board and management team, with the assistance of financial and legal advisors, regularly considered and assessed Sharecare’s business and operations, competitive position, historical performance, future prospects, industry and stock market dynamics, customer landscape, long-term goals and strategic direction. These reviews included, among other matters, potential opportunities for acquisitions, business combinations, and other strategic alternatives for Sharecare, including the continued execution of Sharecare’s strategy as an independent public company.
In August 2022, the Sharecare Board initiated a strategic review process to ascertain interest in its non-enterprise channels and other potential strategic alternatives (the “2022 Process”). On August 10, 2022, in its press release announcing Sharecare’s second quarter 2022 financial results, Sharecare announced that it had initiated the 2022 Process to enhance stockholder value, which Sharecare management and the Sharecare Board did not believe was currently reflected in Sharecare’s share price. In connection with this process, Sharecare engaged Houlihan Lokey as its financial advisor and King & Spalding LLP (“K&S”) as its legal advisor.
Following preliminary discussions with approximately six potential counterparties, including financial sponsors and strategic parties, regarding various potential strategic alternatives for Sharecare and its business channels, in May 2023, the Sharecare Board determined that it had not received an actionable proposal at an acceptable price and terminated the strategic review process. On May 31, 2023, Sharecare issued a press release announcing that the Sharecare Board had completed the strategic review process initiated in August 2022 and that, after evaluating a number of potential alternatives with the support of its legal and financial advisors, the Sharecare Board had unanimously concluded that the best way to maximize value for stockholders at that time was to continue executing Sharecare’s strategic plan to drive growth and efficiencies across all three of its complementary business channels.
In August 2023, John Chadwick, who is a Founder and Managing Partner of Claritas Capital, LLC, an alternative investments firm (“Claritas Capital”), and a member of the Sharecare Board, conveyed to Mr. Arnold, Chairman of the Sharecare Board, his belief that Sharecare faced a number of business and market challenges that it would be best positioned to address as a private company and that Claritas Capital might have interest in exploring a potential acquisition of Sharecare.
On August 24, 2023, the Sharecare Board had a regularly scheduled quarterly meeting, with representatives of Houlihan Lokey and K&S in attendance. During the meeting, representatives of K&S were asked to join a discussion regarding whether to reinitiate a review of strategic alternatives. During the meeting, Mr. Chadwick shared with the other members of the Sharecare Board the views he had previously conveyed to Mr. Arnold of Claritas Capital’s potential interest in pursuing an acquisition of Sharecare. Mr. Chadwick subsequently left the meeting and the Sharecare Board discussed Mr. Chadwick’s views. Representatives of K&S discussed with the Sharecare Board the fiduciary duties owed in connection with and the standards of review applied by the Delaware courts to certain types of corporate transactions. Representatives of K&S also discussed with the Sharecare Board the potential formation of a special committee of independent directors to evaluate a potential transaction with Claritas Capital. After discussion, the Sharecare Board determined to continue the discussion regarding potentially further reinitiating a review of Sharecare’s strategic alternatives at a meeting to be held the following week and also authorized K&S to evaluate the independence of the members of the Sharecare Board from Claritas Capital and members of Sharecare management.
On August 30, 2023, the Sharecare Board met, with representatives of Houlihan Lokey and K&S in attendance. Representatives of Houlihan & Lokey reviewed the strategic alternatives that could potentially be available to Sharecare, including a potential acquisition of Sharecare by Claritas Capital. After discussion, the Sharecare Board determined to revisit the matter at its next meeting. Beginning with the August 30, 2023 meeting of the Sharecare Board, except as otherwise specifically described in this section, from this point forward, Mr. Chadwick recused himself from all meetings of the Sharecare Board described in this section (or, for certain meetings of the Sharecare Board at which matters unrelated to a potential sale of Sharecare were discussed, from all portions of any such meetings relating to a potential sale of Sharecare).
On October 3, 2023, Mr. Chadwick submitted a preliminary non-binding proposal to the Sharecare Board on behalf of Claritas Capital proposing an acquisition by Claritas Capital and affiliated investment funds of all of the shares of Sharecare Common Stock not beneficially owned by such persons for between $1.35 and $1.80 in cash per share of Sharecare Common Stock (the “Claritas Proposal”), and expressing Claritas Capital’s belief that taking Sharecare private was the best solution to increase value for all stockholders. The Claritas Proposal did not specify how the group expected to finance the proposed transaction, other than stating that it would require no common stock rollover from the executive management of Sharecare. The Claritas Proposal stated that Claritas Capital needed four to six weeks to conduct confirmatory due diligence. On October 3, 2023, the closing price of Sharecare Common Stock was $0.9026 per share.
On October 4, 2023, members of the Sharecare Board and Sharecare management held an informal update call to discuss the receipt of the Claritas Proposal. Mr. Chadwick did not participate in the call.
On October 8, 2023, a financial sponsor (“Party A”), which had participated in the 2022 Process and had continued from time to time to express interest in Sharecare to Houlihan Lokey following the conclusion of the 2022 Process, submitted an unsolicited preliminary non-binding proposal to acquire Sharecare for $1.50 in cash per share of Sharecare Common Stock. Party A stated that it would finance the potential transaction using a combination of equity capital and debt financing and that it needed four weeks to complete due diligence and could finalize a definitive agreement and announce a transaction within two weeks of concluding diligence. In connection with the 2022 Process, Sharecare had entered into a customary confidentiality agreement, including standstill restrictions that as of October 8, 2023 were no longer in effect, with Party A on August 23, 2022. The proposal from Party A was not shared with Mr. Chadwick.
On October 11, 2023, Mr. Chadwick, Claritas Capital, and certain affiliated funds (collectively, “Claritas”) filed a Schedule 13D/A disclosing the Claritas Proposal. According to the Schedule 13D/A, Claritas collectively beneficially owned approximately 10.4% of the outstanding shares of Sharecare Common Stock.
On October 12, 2023, the Sharecare Board met, with representatives of Houlihan Lokey and K&S in attendance, to discuss the indications of interest from Claritas and Party A as well as potential next steps, including scope and timing of a potential strategic review process and potential parties for outreach in such a process, the Sharecare Board’s fiduciary duties and the potential formation of a special committee of independent directors. The Sharecare Board discussed the potential desirability of forming a special committee of independent directors who were independent of Claritas to evaluate proposals from Claritas if it were to remain interested in a potential acquisition of Sharecare. Following these discussions, the Sharecare Board authorized Houlihan Lokey to contact potential acquirors that, based on Houlihan Lokey’s and Sharecare’s experience in the industry and their judgment and such parties’ participation in the 2022 Process, might have interest in considering a potential acquisition of Sharecare. Following discussion, the Sharecare Board determined to defer the decision whether to form a special committee. Mr. Chadwick did not participate in this meeting.
Also on October 12, 2023, Sharecare issued a press release confirming receipt of the unsolicited preliminary non-binding proposal from Claritas and noting that, consistent with its fiduciary duties, the Sharecare Board would review Claritas’s proposal with the Sharecare Board’s advisors and pursue the course of action it determined to be in the best interests of Sharecare and all of its stockholders.
As authorized by the Sharecare Board, Houlihan Lokey communicated with three additional potential counterparties, including Party A, that, based on Houlihan Lokey’s and Sharecare’s experience in the industry and their judgment and such parties’ participation in the 2022 Process, might have interest in considering a potential acquisition of Sharecare. Two of the three parties Houlihan Lokey contacted communicated to Houlihan Lokey that they were no longer interested.

On November 2, 2023, the Sharecare Board met, with members of Sharecare management in attendance, to discuss Sharecare’s upcoming earnings announcement for the third quarter of 2023, the potential appointment of Brent Layton as Chief Executive Officer of Sharecare, and the Claritas Proposal. At this meeting, Mr. Arnold notified the Sharecare Board that he had recently been contacted by a potential strategic acquirer (“Party B”) regarding Party B’s interest in exploring commercial opportunities with Sharecare or a potential acquisition of Sharecare. Mr. Chadwick did not participate in any portions of this meeting relating to a potential sale of Sharecare.
On November 9, 2023, Sharecare announced its third quarter 2023 financial results and that Mr. Layton would succeed Mr. Arnold as Chief Executive Officer of Sharecare. The press release announcing the executive transition stated that Mr. Layton, who was appointed to the Sharecare Board in January 2023, would assume the role of Chief Executive Officer on January 2, 2024 and would remain on the Sharecare Board and that Mr. Arnold would transition to the role of Executive Chairman at that time.
On November 14, 2023, Sharecare entered into a customary confidentiality agreement, including standstill restrictions that are no longer in effect, with Party B to facilitate further discussion of Party B’s interest in Sharecare.
On November 16, 2023, the Sharecare Board held a regularly scheduled quarterly meeting, with members of Sharecare management in attendance. At this meeting, the Sharecare Board determined that Sharecare management should provide due diligence information to both Claritas and Party B to ascertain each party’s interest in a potential acquisition of Sharecare. Mr. Chadwick did not attend the portions of the meeting related to the Claritas Proposal, Party B’s proposal or a potential strategic transaction.
On November 29, 2023, Sharecare entered into a customary confidentiality agreement, including standstill restrictions that are no longer in effect, with Claritas to facilitate its due diligence investigation of Sharecare. In addition, throughout February, March and April 2024, Sharecare entered into confidentiality agreements or confidentiality agreement joinders with nine potential financing sources for Claritas, all of which included standstill provisions. None of the standstill provisions with these potential financing sources are currently in effect.
In December 2023 and January 2024, Sharecare management met with and began to facilitate diligence for Claritas and Party B.
From January 2024 through April 2024, certain Sharecare stockholders (other than Claritas) communicated to Sharecare by telephone or in writing encouraging Sharecare to seriously consider a sale of Sharecare for cash consideration.
On January 24, 2024, the Sharecare Board met, with representatives of Houlihan Lokey in attendance. Mr. Chadwick did not participate in this meeting. The Sharecare Board discussed the acquisition proposals received in October 2023, stockholder feedback in response to Claritas’s 13D/A filing, and illustrative timing for a potential process to engage with potential counterparties regarding a possible sale of Sharecare.
On February 2, 2024, Party B submitted a non-binding indicative offer to acquire all the outstanding shares of common stock of Sharecare for $1.95 to $2.05 in cash per share of Sharecare Common Stock, based on its review of publicly available information about Sharecare. Party B noted in its letter that it was confident in its ability to complete diligence and sign a definitive agreement expeditiously with access to a data room and management and that it did not require any new financing to complete the proposed transaction.
On February 3, 2024, Claritas submitted a revised indication of interest for the acquisition of Sharecare at a price of $1.60 to $2.00 in cash per share of Sharecare Common Stock. Claritas’s letter stated that it was prepared to move quickly through due diligence and contract negotiations and believed it could complete its diligence in approximately five to six weeks. Claritas stated that it intended to finance the proposed transaction with a combination of equity and debt financing from a group of unidentified potential equity investors and a group of unidentified potential direct lenders and that Claritas might also invest new equity in the business in addition to exchanging (or “rolling”) its current equity in Sharecare for equity in the entity through which Claritas would effect the acquisition. On February 2, 2024, the trading day before Claritas’s revised proposal, the closing price of Sharecare Common Stock was $1.1700 per share.

On February 8, 2024, the Sharecare Board held a regularly scheduled quarterly meeting, with members of Sharecare management and representatives of Houlihan Lokey and new legal counsel, Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”), in attendance. Wachtell Lipton had not worked for and had no prior relationship with Sharecare or Claritas. Mr. Chadwick did not participate in any portions of this meeting relating to a potential sale of Sharecare.
On February 15, 2024, a financial sponsor (“Party C”), which had been engaged in discussions with Mr. Layton regarding potential commercial opportunities, expressed to Mr. Layton its interest in a potential acquisition of Sharecare. On February 27, 2024, Sharecare entered into a customary confidentiality agreement, including standstill restrictions that are no longer in effect, with Party C. In addition, in March and April 2024, Sharecare entered into confidentiality agreement joinders with three potential financing sources for Party C, all of which included standstill provisions. None of the standstill provisions are currently in effect.
On February 22, 2024, the Sharecare Board met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. Mr. Chadwick did not participate in this meeting. The Sharecare Board discussed Sharecare’s strategic options and whether to pursue a process for a potential sale of Sharecare, including potential timing and next steps with respect to the proposals from Claritas and Party B. The representatives of Houlihan Lokey summarized the terms of the two proposals, the assumptions each bidder identified in formulating its proposal and the financing contemplated by each proposal, and the Sharecare Board discussed the two proposals, including the need for numerous debt and equity financing sources yet to be identified under the Claritas Proposal. The representatives of Houlihan Lokey also noted that Party A had indicated that it remained interested in a potential acquisition of Sharecare. In addition, the representatives of Houlihan Lokey provided an illustrative financial analysis of Sharecare and discussed with the Sharecare Board the assumptions underlying their financial analysis. The representatives of Wachtell Lipton discussed with the Sharecare Board the fiduciary duties owed in connection with and the standards of review applied by the Delaware courts to certain types of corporate transactions as well as the potential desirability of forming a special committee of independent directors to evaluate and negotiate potential transactions and the potential timing for doing so. Following discussion, the Sharecare Board determined to defer the decision whether to form a special committee. In light of the developments over the past several months and following further discussions, the Sharecare Board determined to formally initiate a strategic review process and instructed Houlihan Lokey to send process letters to Claritas and Party B seeking revised offers for an acquisition of Sharecare and to contact Party A to determine whether it remained interested in a potential acquisition of Sharecare and should also receive a process letter.
On February 23, 2024, Houlihan Lokey sent process letters to Claritas and Party B inviting each party to submit a revised offer to acquire 100% of the equity of Sharecare in writing to Houlihan Lokey by 5:00 p.m., Eastern Time, on March 6, 2024. The process letter stated that, following Sharecare’s evaluation of revised offers, one or more parties might be invited to submit a final binding offer on March 20, 2024. The process letter listed information that the parties should include in a revised offer, specified that certainty of financing would be an important consideration in the evaluation of the revised offers and requested that any third-party financing be described in detail in the revised offers.
On February 29, 2024 and March 1, 2024, Houlihan Lokey spoke with Party A to determine whether Party A was interested in participating in a strategic review process for a potential sale of Sharecare. On March 5, 2024, Party A indicated that it was no longer interested in acquiring Sharecare due to Sharecare’s business performance and customer turnover.
On March 6, 2024, Claritas submitted a revised non-binding indication of interest for the acquisition of Sharecare at a price of $1.80 to $2.00 in cash per share of Sharecare Common Stock. Claritas stated that it intended to finance the proposed transaction with a combination of equity and debt, that there were still no committed financing parties but that it was at the time speaking with various potential equity and debt financing sources which were each conducting diligence to better understand the opportunity.
On March 9, 2024, Party C submitted a non-binding proposal to acquire Sharecare at a price of $1.40 to $1.90 in cash per share of Sharecare Common Stock. Party C stated that it expected to fund the proposed transaction through a combination of equity from funds managed by Party C and third-party debt financing and that it would provide an equity backstop with an equity commitment letter from the Party C funds for the full purchase price. Party C also stated that it would be ready to sign definitive documents no later than four weeks after being granted access to certain due diligence. On March 8, 2024, the trading day before Party C’s proposal, the closing price of Sharecare Common Stock was $0.9500 per share.
On March 11, 2024, the Sharecare Board met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. Mr. Chadwick did not participate in this meeting. The representatives of Houlihan Lokey discussed Party C’s interest in a potential acquisition of Sharecare and summarized the terms of the proposals received from Claritas and Party C. The representatives of Houlihan Lokey also informed the Sharecare Board that Party A had declined to pursue the opportunity, citing concerns regarding Sharecare’s business performance and customer turnover, and that while Party B remained engaged and interested in a potential acquisition of Sharecare, it had declined to submit another bid at this time. The Sharecare Board and advisors present discussed next steps for engagement with Claritas, Party B, and Party C. While the Sharecare Board had concerns about Claritas’s ability to put forward a fully financed, actionable bid, the Sharecare Board believed that allowing Claritas to continue to participate in the strategic review process would benefit the process, including by increasing the probability that the process would be competitive. The representatives of Wachtell Lipton discussed with the Sharecare Board the considerations regarding potential formation of a special committee of independent directors in light of Claritas’s likely continued participation in the strategic review process. Although a special committee was not required, following discussion the Sharecare Board determined, including to ensure the appearance of fairness and impartiality to other potential bidders, to form such a committee consisting solely of independent directors who were independent of Claritas. Accordingly, on March 11, 2024, the Sharecare Board (1) formed the Special Committee, consisting of Dr. Sandro Galea, Dr. Veronica Mallett, Alan Mnuchin and Jeff Sagansky, to evaluate proposals relating to the potential acquisition of Sharecare by potential counterparties, (2) authorized the Special Committee to, among other things, (a) review and consider whether it would be appropriate and desirable for Sharecare to consider a potential transaction; (b) review and evaluate any proposal solicited or received relating to a potential transaction, and, as appropriate, negotiate the terms of any such transaction; (c) make recommendations to the Sharecare Board regarding any potential transaction or any alternative to a potential transaction; and (d) recommend to the Sharecare Board what further action, if any, should be taken with respect to a potential transaction, and (3) resolved not to approve or cause Sharecare to effect any potential transaction that had not been affirmatively recommended by the Special Committee. The Sharecare Board also authorized the Special Committee, in its sole discretion, to select and retain advisors, which could be advisors to Sharecare so long as such advisors were determined by the Special Committee to be independent of Claritas. The Sharecare Board and management then discussed rescheduling the upcoming announcement of Sharecare’s earnings for the quarter and year ended December 31, 2023 and making a public announcement regarding the strategic review process and the Sharecare Board’s formation of the Special Committee. The Sharecare Board authorized Sharecare management to issue a press release announcing that Sharecare was evaluating strategic options and had formed a special committee of independent directors to evaluate multiple proposals for a potential sale of the company.
Following the conclusion of the meeting of the Sharecare Board, the Special Committee met, with representatives of Wachtell Lipton in attendance at the request of the Special Committee. The representatives of Wachtell Lipton discussed the role and delegated duties of the Special Committee. The Special Committee then discussed the engagement of financial and legal advisors, including whether to retain Houlihan Lokey and Wachtell Lipton. Following discussion, and after considering and discussing that the Sharecare Board had authorized the Special Committee to retain such advisors as it wished so long as such advisors are independent from Claritas, the Special Committee determined that Houlihan Lokey’s history of advising Sharecare, including in connection with the 2022 Process, would be beneficial to the Special Committee and that Houlihan Lokey was independent of Claritas, that Wachtell Lipton was independent of Claritas and had no prior relationship with Sharecare or Sharecare management, and that each of Houlihan Lokey and Wachtell Lipton would be well-suited to advise the Special Committee. The Special Committee also discussed the potential engagement of a second financial advisor to provide additional financial analysis and guidance to the Special Committee. The members of the Special Committee selected Mr. Mnuchin to serve as Chair of the Special Committee. From the formation of the Special Committee to the conclusion of the strategic review process, in addition to the formal meetings of the Special Committee described herein, the

Chair of the Special Committee and other members of the Special Committee met for informal working group sessions on over a dozen occasions on their own and with the Special Committee’s advisors and Sharecare management.
On March 12, 2024, Sharecare issued a press release announcing that it had rescheduled the release of its financial results and conference call related to the fourth quarter and full year ended December 31, 2023 from March 13, 2024 to March 28, 2024.
Also on March 12, 2024, Sharecare issued a second press release, announcing that it had been evaluating a range of options including a potential sale of Sharecare as well as a reevaluation of potential carveout divestitures and an assessment of Sharecare’s strategic direction and continuation as a standalone public company. The press release also stated that Sharecare had been interacting with potentially interested parties, that the Sharecare Board had formed a special committee of independent directors to evaluate multiple proposals for a potential sale transaction and alternatives thereto, and that financial and legal advisors had been retained to assist in the evaluation process.
On March 14, 2024, the Special Committee met, with members of Sharecare management and representatives of Wachtell Lipton in attendance, to review with management Sharecare’s financial projections and to discuss next steps.
On March 15, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. The representatives of Houlihan Lokey provided an overview of developments since October 2023 with respect to potential counterparties interested in an acquisition of Sharecare. The representatives of Houlihan Lokey then reviewed with the Special Committee Sharecare management’s financial projections and presented Houlihan Lokey’s preliminary financial analyses of Sharecare. The Special Committee and its advisors also discussed timing for the strategic review process, including for receipt of revised proposals from the potential counterparties participating in the process and circulation of a draft merger agreement. Following discussion, based on feedback from the bidders to Houlihan Lokey, the Special Committee determined to extend the bid deadline from March 20 to March 22 to provide time for the bidders to complete additional due diligence, and directed Wachtell Lipton to circulate a draft form of the merger agreement to outside counsel for Claritas and outside counsel for Party B.
On March 18, 2024, Houlihan Lokey contacted each of Claritas, Party B, and Party C to extend the bid deadline from March 20 to March 22 to provide additional time for the parties to complete further diligence.
On March 19, 2024, Wachtell Lipton sent a draft form of merger agreement to outside counsel for Claritas and outside counsel for Party B.
On March 21, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. The members of Sharecare management provided an update on conversations with customers, including the impact of the strategic review process on Sharecare’s ability to secure contracts with new and existing customers. The members of Sharecare management also provided an update on diligence calls with potential counterparties and preliminary views on Sharecare’s first quarter financial performance. The Special Committee and the others present also discussed the Special Committee’s expectation that Claritas and Party C would submit revised proposals to acquire Sharecare in the coming days whereas Party B had indicated to Houlihan Lokey and Sharecare management that it did not intend to submit a revised proposal until after Sharecare’s first quarter earnings announcement. On March 21, 2024, Sharecare entered into a confidentiality agreement with Altaris, who had expressed interest in partnering with Claritas in a potential transaction. From March 21, 2024 through April 25, 2024, Sharecare held a number of due diligence calls with Altaris in its capacity as a potential partner to Claritas. Following April 25, 2024, Altaris’s interactions with Sharecare were in Altaris’s role as a potential independent participant in Sharecare’s strategic review process.
On March 22, 2024, Party C resubmitted the same non-binding proposal it had submitted on March 9 to acquire Sharecare for $1.40 to $1.90 in cash per share of Sharecare Common Stock.

Also on March 22, 2024, Claritas submitted a letter reiterating its interest in an acquisition of Sharecare at the same price as its last non-binding indication of interest submitted on March 6, $1.80 to $2.00 in cash per share of Sharecare Common Stock. In this letter, Claritas explained that it would invest $100 million of its own equity in the potential transaction, including by rolling its current equity in Sharecare into equity interests in the entity through which Claritas would effect the acquisition and funding additional equity in cash, and that it would finance the remainder of the potential transaction with either a combination of potential third-party equity and debt or solely with third-party equity investments, including a potential for a rollover from existing stockholders of Sharecare, if agreed to by such stockholders. In addition, Claritas stated that it had further advanced its discussions with potential equity and lending partners and anticipated multiple pathways to securing the remaining funds required and that its potential partners were currently engaged in diligence to evaluate the opportunity. Claritas’s letter did not indicate that any of its potential financing sources had committed to financing the potential transaction. On March 21, 2024, the trading day before Claritas and Party C’s proposals, the closing price of Sharecare Common Stock was $0.9580 per share.
On March 24, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance, to review the proposals received from Claritas and Party C on March 22 and the due diligence investigations conducted thus far by each of Claritas, Party B, and Party C. The representatives of Houlihan Lokey conveyed that two of the three bidders had requested additional time to complete due diligence and submit an actionable proposal. Following discussion, the Special Committee determined to set a new bid deadline of April 29 and instructed Houlihan Lokey to contact the potential counterparties regarding next steps.
On March 25, 2024, acting at the direction of the Special Committee, Houlihan Lokey contacted each of Claritas, Party B, and Party C to request that each party submit revised proposals to acquire Sharecare on April 29 and to provide a comprehensive list of its outstanding diligence requests in advance of this date as well as a markup of the draft merger agreement by April 22.
On March 28, 2024, the Sharecare Board met, with members of Sharecare management in attendance. At this meeting, the Sharecare Board appointed Nicole Torraco to serve as a Class I director of the Sharecare Board and to serve on the Special Committee. Ms. Torraco was deemed by the Sharecare Board to be independent of Sharecare and Claritas. Mr. Chadwick attended this meeting, as the Sharecare Board did not discuss a potential sale transaction.
Also on March 28, 2024, after market close, Sharecare announced its fourth quarter and full year 2023 financial results. The earnings press release confirmed that the Special Committee, supported by legal and financial advisors, continued to actively evaluate multiple proposals for a potential sale transaction as well as developing alternative value-creation opportunities. The press release stated that the Special Committee was dedicated to being methodical in its review with the goal to maximize stockholder value and that Sharecare would communicate the Sharecare Board’s decision at the conclusion of the review process. The press release also announced the appointment of Ms. Torraco to the Sharecare Board and the Special Committee. Finally, the press release noted that, given the strategic review process was ongoing, among other factors, Sharecare would not provide financial guidance for the quarter ending March 31, 2024 or fiscal year 2024 at that time. On March 28, 2024, the closing price of Sharecare Common Stock declined to $0.7675 per share, approximately 9% lower than the closing price on March 27, 2024.
On April 5, 2024, Sharecare filed a Current Report on Form 8-K reporting that Sharecare had received a letter that day from the Listing Qualifications Department of Nasdaq notifying Sharecare that the closing bid price for the Sharecare Common Stock had been below $1.00 for thirty consecutive trading days and therefore Sharecare was not in compliance with the minimum bid price requirement for continued listing on Nasdaq.
On April 10, 2024, Wachtell Lipton sent a draft form of merger agreement to outside counsel for Party C.
On April 12, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance, to receive an update on the strategic review process. The representatives of Houlihan Lokey noted that Sharecare had been actively engaging with and providing diligence to a number of Claritas’s potential equity financing sources and partners, including Altaris, and the Special Committee discussed financing with respect to Claritas, Party B, and Party C. The members of Sharecare management provided an update on outreach from stockholders with respect to a potential sale of Sharecare, procedural and substantive aspects and timing of disputes involving a former key customer of and investor in Sharecare, and management’s plans to solicit new and existing customers and the results to date of such efforts. In executive session, the Special Committee discussed the potential benefits of engaging a second financial advisor.
On April 17, 2024, members of the Special Committee held meetings with two potential financial advisors, including MTS, to discuss their views on Sharecare and their potential willingness to provide financial advisory services to the Special Committee.
On April 19, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance, to receive an update on the strategic review process. The representatives of Houlihan Lokey discussed timing for the remainder of the process and diligence requests and the results of meetings to date, and they noted that in-person meetings were scheduled to be held with several counterparties and Claritas’s potential financing sources. In executive session, the Special Committee discussed the proposals received from the two financial advisors that Special Committee members had met with earlier in the week and, following discussion, determined to engage MTS, which has extensive experience providing strategic and financial advice in the healthcare industry, to serve as an additional financial advisor to Sharecare (with MTS providing its services for the benefit of, at the direction of and under the authority of the Special Committee unless the Special Committee were to direct otherwise or unless the Special Committee should cease to exist).
Also on April 22, 2024, Altaris, who had entered the strategic review process in March 2024 as a potential equity financing source for Claritas, communicated to Houlihan Lokey that it wanted to submit a proposal to acquire Sharecare on its own and believed it would be more likely to present an actionable and successful bid if it participated independently from Claritas’s bid. Altaris indicated that, with the approval of the Special Committee, it remained interested in partnering with Claritas, with Claritas being a minority equity partner in Altaris’s proposal.
On April 22, 2024, the Special Committee met, with representatives of Wachtell Lipton in attendance, to discuss next steps and timing for the strategic review process.
Also on April 22, 2024, Claritas’s outside counsel sent a markup of the merger agreement to Wachtell Lipton.
On April 25, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. Houlihan Lokey provided an update on engagement with each of the potential counterparties, including that, despite time elapsed and significant access to Sharecare management and diligence, Claritas had not provided any indication of committed equity or debt financing sources, and the Special Committee discussed Altaris’s request to participate in the strategic review process independently from Claritas. The members of Sharecare management provided an update on due diligence meetings with each of the potential counterparties in the process. The members of Sharecare management also discussed their concerns regarding employee retention and Sharecare’s challenges in obtaining new business from new and existing customers, in each case due to the protracted nature of the strategic review process. Following discussion, the Special Committee determined that the strategic review process would be more robust and more likely to result in a successful outcome if Altaris were allowed to bid on its own and instructed Houlihan Lokey to convey to Altaris that it was permitted to participate independently from Claritas but could not both bid independently and continue to work with Claritas as a potential financing source.
On April 26, 2024, Party B’s outside counsel sent a markup of the merger agreement to Wachtell Lipton.
On April 29, 2024, Wachtell Lipton sent a draft form of merger agreement to Altaris’s outside counsel, Kirkland & Ellis LLP (“K&E”).

Later on April 29, 2024, Altaris submitted a non-binding proposal to acquire 100% of the outstanding Sharecare Common Stock for $1.35 in cash per share. Altaris noted that its proposal was not subject to any financing contingency and that, at the appropriate time, and to the extent necessary, with the approval of the Special Committee, Altaris would welcome the opportunity to discuss rollover considerations with existing stockholders, including Mr. Arnold and Claritas. Altaris stated that its due diligence review and negotiation of transaction documentation could be completed within thirty days.
Also on April 29, 2024, Claritas submitted a non-binding indication of interest to acquire all of the outstanding shares of Sharecare Common Stock not already owned by Claritas at a price of $1.50 to $1.60 in cash per share. Claritas stated that the proposed transaction would be financed with a rollover of Claritas’s current equity in Sharecare and an additional equity investment from Claritas of $25 million as well as a $200 to $300 million equity commitment from an additional equity partner and noted that it was in discussions seeking the additional equity commitment with multiple parties, including Altaris. Claritas further stated that it expected the remainder of the financing for the proposed transaction would be provided by minority investments from two financing sources and rollover of $75 to $100 million from existing Sharecare stockholders other than Claritas. However, Claritas’s proposal did not indicate that any of these potential financing sources had committed to financing the potential transaction, including the potential rollover stockholders (who had not yet been contacted regarding the potential transaction, given the restrictions placed on Claritas by the Special Committee). Claritas also noted that it had the option to fund a portion of the proposed transaction with up to $150 million of debt and that it had a proposal for a $150 million first lien term loan from a potential lender. Claritas anticipated that its financing partners would be in a position to complete diligence, deliver commitment letters and negotiate a definitive agreement within two to three weeks and requested permission to engage in discussions with Party B about partnering in the transaction and certain stockholders regarding potential rollover, including a Sharecare customer. On April 26, 2024, the trading day before Claritas’s and Altaris’s respective proposals, the closing price of Sharecare Common Stock was $0.8100 per share.
On April 30, 2024, Party B submitted an updated non-binding offer to acquire all of the outstanding shares of Sharecare Common Stock for $1.22 in cash per share. In its proposal, Party B also offered to partner with another party to purchase one or two of Sharecare’s three business units. Party B reiterated that it had sufficient cash on its balance sheet to complete a transaction, did not require any new financing and was confident in its ability to complete confirmatory diligence and sign a definitive agreement in advance of Sharecare’s next earnings announcement date. On April 29, 2024, the trading day before Party B’s proposal, the closing price of Sharecare Common Stock was $0.7462 per share.
On May 1, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. The representatives of Houlihan Lokey summarized the proposals received on April 29 and 30 from Claritas, Altaris, and Party B and noted that Party C had indicated its proposal was forthcoming. The representatives of Wachtell Lipton discussed the merger agreement markups submitted by Claritas and Party B. The Special Committee then discussed the status of efforts to obtain financing by each of the potential counterparties, the desirability of continuing the strategic review process and timing and next steps for the process.
Later on May 1, 2024, Party C submitted a non-binding letter of intent to acquire all of the outstanding equity of Sharecare for a per share consideration based on an enterprise value of $450 million. Party C indicated that it expected to fund the proposed transaction through a combination of equity from funds managed by Party C and third-party debt financing. Party C also requested that Sharecare enter into a thirty-day exclusivity agreement with Party C and said that it anticipated it would be ready to sign definitive documents no later than four weeks after being granted exclusivity and access to certain due diligence. On April 30, 2024, the trading day before Party C’s proposal, the closing price of Sharecare Common Stock was $0.7159 per share.
On May 3, 2024, the Special Committee met, with members of Sharecare management and representatives of MTS, Houlihan Lokey and Wachtell Lipton in attendance. The representatives from MTS presented preliminary financial information based on its review of Sharecare, including a preliminary sum-of-the-parts analysis, and a comparison of potential strategic options for Sharecare, including a sale of the whole company, a sale of one or more business units, and continuing as a standalone public company. Following MTS’s presentation and discussion with the Special Committee, members of Sharecare management provided an update on the ongoing disputes with a former key customer of and investor in Sharecare as well as a business update, including the pipeline of potential new business, recent conversations with customers and potential customers, and Sharecare’s upcoming first quarter earnings announcement. The representatives of Houlihan Lokey then summarized the proposal received from Party C following the Special Committee’s last meeting and discussed potential next steps with the Special Committee. Based on Sharecare’s balance sheet and on certain assumptions it shared with the Special Committee including as to Sharecare’s and Party C’s respective proposed treatment of Sharecare’s outstanding equity awards and transaction expenses, Houlihan Lokey estimated that the range of value per share of Sharecare Common Stock reflected in Party C’s proposal was between $0.75 and $1.12 in cash per share. Following discussion, the Special Committee determined to extend the strategic review process to ensure time for the bidders to complete due diligence and negotiation of definitive transaction documentation and instructed Sharecare management to announce in Sharecare’s upcoming earnings release that Sharecare expected to conclude the strategic review process within thirty to forty-five days.
On May 9, 2024, Sharecare announced its first quarter 2024 financial results and noted in the earnings press release that, under the direction of the Special Committee, Sharecare was in active discussions with multiple bidders for a potential sale of Sharecare or other strategic transaction. The press release stated that Sharecare expected to bring the process to a conclusion within thirty to forty-five days and would communicate the result at that time but that there could be no assurance of that timing or that a transaction would result. On May 9, 2024, the closing price of Sharecare Common Stock was $0.6834 per share.
On May 13, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey, MTS and Wachtell Lipton in attendance. Mr. Arnold and the representatives of Houlihan Lokey updated the Special Committee on diligence meetings with each of the potential counterparties and with potential equity financing sources for Claritas. MTS also provided the Special Committee with its assessments of the ability of Claritas, Altaris, Party B and Party C to complete a transaction with Sharecare given MTS’s experience in the industry.
On May 14, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. The Special Committee and the others present discussed timing for a final bid deadline and the outstanding items needed for each potential counterparty to submit a final bid, including with respect to diligence and financing. The Special Committee determined to set June 10 as the final bid deadline and instructed Houlihan Lokey to prepare and send process letters to the potential counterparties.
On May 16, 2024, the Sharecare Board held a regularly scheduled quarterly meeting, with members of Sharecare management in attendance. Mr. Chadwick did not participate in this meeting. At this meeting, the Special Committee provided an update to the rest of the Sharecare Board members regarding the potential counterparties that remained active in the strategic review process, the status of their proposals and potential timing for the remainder of the process.
Also on May 16, 2024, Party C submitted a revised non-binding letter of intent to acquire all of the outstanding equity of Sharecare for a price of $1.28 per share. As in its May 1 letter of intent, Party C indicated that it expected to fund the proposed transaction through a combination of equity from Party C funds and third-party debt financing and anticipated that it would be ready to sign definitive documents no later than four weeks after being granted exclusivity and access to certain due diligence. In addition, Party C’s proposal stated that, in order to induce Party C to expend the time and resources necessary to complete its due diligence review, it requested that Sharecare enter into an expense reimbursement agreement to reimburse Party C’s expenses incurred in connection with the potential transaction up to $2.5 million and that Party C’s revised proposal would expire if the expense reimbursement agreement was not executed by Sharecare prior to 5:00 p.m., Eastern Time, on May 17, 2024. On May 15, 2024, the trading day before Party C’s proposal, the closing price of Sharecare Common Stock was $0.7601 per share.
On May 17, 2024, at the request of the Special Committee, Mr. Arnold spoke with each of Claritas, Party B, and Altaris. The Special Committee had discussed the feedback from each of Claritas and Altaris relating to their respective desires for Mr. Arnold to participate in the potential transaction as a Rollover Stockholder and in the management of the business post-transaction and had concluded that, in view of Mr. Arnold’s role as founder of Sharecare and his importance to Sharecare, Claritas and Altaris’s requests were reasonable and that authorizing discussions with Mr. Arnold, subject to certain limitations, could strengthen the bidders’ interest in Sharecare and solidify their bids. At the request of the Special Committee, representatives of Houlihan Lokey were also present on Mr. Arnold’s calls with Claritas, Party B and Altaris. Mr. Arnold informed each potential counterparty that he would be willing to roll over the shares and equity in Sharecare that he controlled and would also be willing to participate in the ongoing management of Sharecare, post-transaction, if and to the extent any bidder would find that useful. Mr. Arnold conveyed that he was not authorized to discuss specifics of such matters at this time but that he was open to understanding what each bidder seeks and would then seek authorization from the Special Committee to negotiate specific terms if, as and when permitted by the Special Committee. Mr. Arnold also conveyed to each party that it would be receiving a process letter from Houlihan Lokey with a June 10 deadline for final bids, which would include committed financing arrangements, and that each party should share with Houlihan Lokey what additional information it needed to bring forward its best, fully-financed bid on June 10.
Also on May 17, 2024, as authorized by the Special Committee, Houlihan Lokey contacted Party C to notify Party C that its proposal offered the lowest price per share of all bidders in the strategic review process and that its request for expense reimbursement was not acceptable.
On May 18, 2024, Houlihan Lokey sent process letters to Claritas, Party B, and Altaris, inviting each party to submit to Houlihan Lokey in writing a final offer to acquire 100% of the equity of Sharecare by 5:00 p.m., Eastern Time, on June 10, 2024 (the “June 10 Bid Deadline”).
Between May 29 and June 10, Wachtell Lipton exchanged draft merger agreements with K&E and outside counsel for each of Claritas and Party B.
On May 29, 2024, the Special Committee met, with representatives of Wachtell Lipton in attendance. The Chair of the Special Committee provided an update to the other members of the Special Committee regarding the strategic review process and the status of each of the potential counterparties, the representatives of Wachtell Lipton provided an overview of the merger agreement markup received from Altaris on May 29, and the Special Committee discussed next steps.
Also on May 29, 2024, Houlihan Lokey sent a process letter to Party C, inviting Party C to submit to Houlihan Lokey in writing a final binding offer to acquire 100% of the equity of Sharecare by the June 10 Bid Deadline.
On June 3, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance, for Sharecare management to discuss Sharecare’s capitalization table with the Special Committee.
On June 4, 2024, in advance of the June 10 Bid Deadline, Altaris submitted a proposal to acquire Sharecare at a price of $1.375 in cash per share of Sharecare Common Stock. Altaris proposed to finance the transaction solely with Altaris equity, with no need for third-party equity or debt financing. Altaris also requested authorization from the Special Committee to initiate rollover discussions with Claritas and noted that it had prepared draft rollover agreements to be provided to Claritas and Mr. Arnold upon approval by the Special Committee. Altaris indicated its desire to complete confirmatory due diligence by June 10 and sign definitive transaction documentation by June 17. Altaris’s proposal provided that shares of Sharecare Preferred Stock would remain outstanding after the closing of the transaction. On June 3, 2024, the trading day before Altaris’s proposal, the closing price of Sharecare Common Stock was $0.8122 per share.
On June 10, 2024, Claritas’s outside counsel communicated to Wachtell Lipton that Claritas would not be submitting a bid and would no longer be participating as an independent bidder. Claritas’s counsel informed Wachtell Lipton that Claritas remained interested in rolling over its existing equity stake in Sharecare if requested by the winning bidder.
Also on June 10, 2024, Party B submitted a non-binding offer to acquire 100% of the outstanding shares of Sharecare Common Stock on a fully diluted basis (including the Sharecare Preferred Stock on an as-converted basis) for a price of $1.38 in cash per share. As in its prior offer letters, Party B reiterated that it had sufficient cash on its balance sheet to complete a transaction and did not require any new financing.

Party B indicated that it would plan to complete its legal review and, assuming that the parties reached agreement on key terms by June 12, sign definitive transaction documentation by June 19.
Also on June 10, 2024, Altaris submitted a final proposal to acquire Sharecare at a price of $1.375 in case per share of Sharecare Common Stock, the same price as in its June 4 proposal. As in its June 4 proposal, Altaris proposed to finance the transaction with 100% equity. Simultaneously with its final proposal, Altaris also submitted a revised markup of the merger agreement. Altaris indicated its desire to complete confirmatory due diligence by June 13. On June 7, 2024, the trading day before Altaris’s and Party B’s respective proposal, the closing price of Sharecare Common Stock was $0.8379 per share.
Also on June 10, 2024, Party C communicated to Houlihan Lokey that it would not be submitting any further offer.
On June 12, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. The representatives of Houlihan Lokey summarized the terms of the proposals submitted by Party B and Altaris on June 10, including with respect to price, financing, assumptions, and timing, and the representatives of Wachtell Lipton summarized the key issues raised by each party’s markup of the merger agreement, with an emphasis on the Special Committee’s efforts to achieve certainty of consummation. Mr. Arnold and the representatives from Houlihan Lokey described in-person meetings each had held, with the approval of the Special Committee, with representatives from Party B in the prior few days. The Special Committee discussed the two proposals, Altaris’s request to negotiate rollover terms with Claritas and Mr. Arnold, and next steps.
Following the Special Committee meeting on June 12, as instructed by the Special Committee, Houlihan Lokey contacted Altaris to determine whether negotiating rollover agreements with Claritas and Mr. Arnold was a prerequisite to Altaris being able to sign definitive transaction documentation. Altaris communicated to Houlihan Lokey that Altaris viewed negotiating a rollover with Mr. Arnold as a prerequisite to entering into a transaction and was highly desirous of negotiating such treatment of the Claritas but would not condition entry into a transaction on negotiating a rollover agreement with Claritas pre-signing.
Later on June 12, the Special Committee reconvened for a second meeting, with representatives of Houlihan Lokey and Wachtell Lipton in attendance. The representatives from Houlihan Lokey updated the Special Committee on their conversation with Altaris. The representatives of Wachtell Lipton and Houlihan Lokey discussed with the Special Committee legal and practical considerations regarding the potential commencement of rollover discussions between Mr. Arnold and Altaris. Following discussion, the Special Committee determined that Houlihan Lokey should communicate to each of Altaris and Party B that it was permitted to speak with Mr. Arnold regarding potential rollover and/or Mr. Arnold’s possible future role in the business following a potential sale transaction and that any such conversations with Mr. Arnold would need to include representatives of Houlihan Lokey and/or Wachtell Lipton. The Special Committee also asked Houlihan Lokey to instruct each of Altaris and Party B to submit a best and final proposal to acquire Sharecare on June 14 including, in the case of Party B, a full markup of the merger agreement rather than an issues list.
On the morning of June 13, 2024, Altaris and Mr. Arnold spoke regarding terms of a potential rollover by Mr. Arnold, with Houlihan Lokey in attendance.
Later on June 13, 2024, the Special Committee met, with representatives of Houlihan Lokey and Wachtell Lipton in attendance. The representatives from Houlihan Lokey updated the Special Committee on the conversation between Altaris and Mr. Arnold that had taken place that morning. The representatives from Wachtell Lipton updated the Special Committee on a conversation between Wachtell Lipton and counsel for Claritas regarding the ground rules for any potential conversation between Altaris and Claritas regarding a rollover by Claritas. Following discussion, the Special Committee determined to permit conversations regarding a potential rollover, between Altaris and Claritas provided that Wachtell Lipton and/or Houlihan Lokey was in attendance, which conversations the Special Committee believed might help facilitate execution of a desirable transaction with Altaris.
Later that day, the Special Committee reconvened for a second meeting, with representatives of MTS, Houlihan Lokey and Wachtell Lipton in attendance. The representatives of MTS presented a summary of the proposals submitted by Party B and Altaris on June 10 and preliminary financial information on Sharecare.

The representatives of Houlihan Lokey provided an update from a conversation that afternoon with Party B, during which Party B indicated it would provide a revised proposal and merger agreement markup on June 14, as requested. Houlihan Lokey also reported that Party B had not raised the possibility of a rollover from Mr. Arnold or Claritas up to that point.
Later that night, Altaris and Claritas spoke regarding a potential rollover by Claritas, with Wachtell Lipton, K&E and Houlihan Lokey in attendance.
On June 14, 2024, the Sharecare Board met, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. Mr. Chadwick did not participate in this meeting. Members of Sharecare management provided an update on business performance and shared Sharecare’s financial forecast and anticipated bookings and pipeline growth. Following discussion, the Sharecare Board then approved certain equity grants which had been delayed for several months past Sharecare’s customary grant timing during the strategic review process, as had previously been discussed with Altaris and Party B. The representatives of Houlihan Lokey then provided an overview on the strategic review process from October 2023 to present and a summary of the proposals received from Altaris and Party B on June 10. The representatives of Wachtell Lipton summarized key issues in each party’s merger agreement markup. The representatives of Houlihan Lokey and Mr. Arnold then provided an update on discussions between Altaris and Mr. Arnold and Altaris and Claritas regarding potential rollover of Mr. Arnold’s and Claritas’s respective Sharecare equity. The Chair of the Special Committee then discussed with the Sharecare Board how the strategic review process had unfolded over the past several weeks and anticipated next steps for bringing the process to a conclusion.
Later on June 14, 2024, Altaris submitted revised terms to its June 10 proposal to acquire Sharecare, increasing its offer price to $1.425 in cash per share of Sharecare Common Stock. Altaris noted that its proposal was not conditional on completing rollover and equity agreement negotiations with Claritas before signing but that Altaris continued to be interested in working with Claritas and viewed their participation as highly important and therefore desired to engage in substantive discussions with Claritas before signing. Altaris said that it could sign definitive documentation within five days after receiving formal feedback from the Special Committee and that it expected Sharecare would negotiate exclusively with Altaris during this period in accordance with the draft exclusivity agreement that it attached to its letter conveying the revised bid. K&E also sent a revised markup of the merger agreement to Wachtell Lipton.
Also on June 14, 2024, Party B submitted an updated non-binding offer to purchase 100% of the outstanding shares of Sharecare Common Stock on a fully diluted basis (including the Sharecare Preferred Stock on an as-converted basis), increasing its offer price to $1.45 in cash per share of Sharecare Common Stock. Party B also submitted a markup of the merger agreement. Party B noted that its diligence was substantially complete and it would work in good faith to complete and sign definitive transaction documentation as soon as June 17, 2024.
On June 15, 2024, the Special Committee met, with representatives of Houlihan Lokey and Wachtell Lipton in attendance. The representatives of Houlihan Lokey and Wachtell Lipton summarized the key terms of the proposals and merger agreements submitted by Altaris and Party B on June 14, including with respect to regulatory efforts and closing conditions, treatment of equity awards and employee bonuses and with a focus on achieving certainty of consummation. The Special Committee then discussed possible next steps with respect to each party. Members of Sharecare management and its advisors subsequently had a number of diligence calls with Altaris and Party B over the following days.
Also on June 15, 2024, Wachtell Lipton sent revised drafts of the merger agreement to K&E and to counsel for Party B, and thereafter the parties continued to exchange drafts of the merger agreement and the ancillary transaction agreements through their respective legal advisors, and representatives of Wachtell Lipton and each of K&E and Party B’s counsel continued to discuss the open issues in these agreements.
On June 16, 2024, the Special Committee met, with representatives of Houlihan Lokey and Wachtell Lipton in attendance, for an update and for the Special Committee to provide guidance to its advisors. The representatives of Wachtell Lipton discussed material open issues in the merger agreements. The representatives of Houlihan Lokey discussed additional business and legal diligence requests that had been raised by Party B.

Later that day, the Special Committee reconvened for a second meeting, with members of Sharecare management and representatives of Houlihan Lokey and Wachtell Lipton in attendance. The Special Committee and others present discussed open issues with respect to each party, including diligence requests from Party B and employee equity-related considerations from Altaris. Also on June 16, Altaris provided Houlihan Lokey with an initial draft of the Claritas Rollover Agreement to provide to Claritas.
On June 17, 2024, the Special Committee met, with representatives of Houlihan Lokey and Wachtell Lipton in attendance, for an update and to provide guidance to the Special Committee’s advisors. The representatives of Wachtell Lipton provided an update on the status of the merger agreement with each of Altaris and Party B and the representatives of Wachtell Lipton and Houlihan Lokey discussed with the Special Committee the treatment of equity awards by both potential counterparties and the status of rollover discussions between Altaris and Mr. Arnold.
Later that day, the Special Committee reconvened for a second meeting, with Mr. Arnold and representatives of Houlihan Lokey and Wachtell Lipton in attendance. Mr. Arnold provided an update on his discussions with Altaris regarding the potential rollover of his equity in Sharecare. The Special Committee also discussed potential rollover with respect to Party B, which had recently indicated it would potentially be interested in Mr. Arnold rolling over his equity as well. Mr. Arnold also noted that Altaris had requested to speak with Mr. Layton regarding his role at Sharecare, and the Special Committee authorized such a conversation to take place.
On June 19, 2024, Party B communicated to Houlihan Lokey that it was no longer interested in acquiring Sharecare at this time, stating that its view of Sharecare’s valuation had decreased significantly since its initial interest in the company and that it had concerns regarding business performance and the future pipeline of new business. Party B also noted that if it became interested in reengaging at a later point, it would only consider an acquisition at a lower price point than its recent proposals.
On June 19, 2024, the Special Committee met, with Mr. Arnold and representatives of Houlihan Lokey and Wachtell Lipton in attendance. The Special Committee and others present discussed Party B’s withdrawal from the strategic review process and issues that remained to be resolved in order to finalize transaction terms and be in a position to sign definitive documentation with Altaris, including with respect to equity and employee matters, financing terms, and Mr. Arnold’s rollover.
Also on June 19, 2024, the Sharecare Board met, with members of Sharecare management and representatives of Houlihan Lokey, MTS and Wachtell Lipton in attendance. Mr. Chadwick did not participate in this meeting. The representatives of Houlihan Lokey provided an update on events since the Sharecare Board had last met five days earlier. The representatives of Wachtell Lipton summarized open issues in the merger agreement with Altaris. The representatives of Wachtell Lipton also discussed the potential rollover agreements between Altaris and each of Mr. Arnold and Claritas. The Sharecare Board and others present discussed next steps with respect to negotiation of final price and terms. The representatives of MTS then presented preliminary financial information on the potential transaction, including analysis of comparable public companies and selected precedent transactions.
Following the meeting of the Sharecare Board, Houlihan Lokey contacted Altaris to discuss final terms, including price. In response to the request which Houlihan Lokey made for an increase in Altaris’s offer price, Altaris verbally indicated that it would raise its offer price from $1.425 to $1.43 in cash per share of Sharecare Common Stock.
On June 20, 2024, the Special Committee met, with members of Sharecare management and representatives of Houlihan Lokey, MTS and Wachtell Lipton in attendance. The representatives of Houlihan Lokey updated the Special Committee on Altaris’s increase in offer price and the Special Committee and others present discussed the proposed final terms, including with respect to financing and Altaris’s equity commitment. The representatives of Houlihan Lokey then presented their preliminary financial analysis of Sharecare and the potential transaction. The Special Committee authorized its advisors to share with Altaris a draft press release announcing the potential transaction.
Early on the morning of June 21, 2024, the Special Committee met, with representatives of MTS Securities, Houlihan Lokey and Wachtell Lipton in attendance, to discuss and consider whether to recommend that the Sharecare Board approve entry into definitive transaction documents providing for a merger of Sharecare with and into an affiliate of Altaris. Representatives of MTS Securities reviewed and discussed with the Special Committee its financial analysis of the Merger Consideration to be received by the holders of shares of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger, and, at the request of the Special Committee, MTS Securities then rendered to the Special Committee its oral opinion (which was subsequently confirmed by delivery of a written opinion as of June 21, 2024) that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the Merger Consideration to be received by the holders of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger was fair, from a financial point of view, to such holders. The full text of the written opinion of MTS Securities sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with its opinion, as further described in the section of this proxy statement captioned “Special Factors — Opinion of the Financial Advisors to the Special Committee — MTS Securities.” Next, representatives of Houlihan Lokey reviewed and discussed with the Special Committee Houlihan Lokey’s financial analysis regarding Sharecare and the proposed Merger and, at the request of the Special Committee, rendered Houlihan Lokey’s oral opinion, which was subsequently confirmed by delivery of a written opinion, that, as of the date of such opinion, based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be received by the holders of Sharecare Common Stock, other than the Rollover Stockholders and holders of Excluded Shares, in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of Excluded Shares), as further described in the section of this proxy statement captioned “Special Factors — Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey.” Representatives of Wachtell Lipton then summarized the terms of the proposed merger agreement and the proposed financing documents, including the Equity Commitment Letter, the Limited Guarantee, and the Arnold Rollover Agreement. Following discussion, the Special Committee unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders) (which group the Special Committee considered to be situated substantially similarly to, and include, the unaffiliated security holders (as defined by Rule 13e-3(a)(4))), (2) determined that it is in the best interests of Sharecare and declared it advisable to enter into the Merger Agreement and (3) recommended that the Sharecare Board approve and authorize the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger.
Following the meeting of the Special Committee, the Sharecare Board met, with members of Sharecare management and representatives of MTS Securities, Houlihan Lokey and Wachtell Lipton in attendance, to discuss and consider whether to approve entry into definitive transaction documents providing for a merger of Sharecare with and into an affiliate of Altaris. Mr. Chadwick did not participate in this meeting. Representatives of Wachtell Lipton reviewed with the Sharecare Board its fiduciary duties under Delaware law in connection with a potential sale of Sharecare. Representatives of Wachtell Lipton also summarized the proposed merger agreement, including terms such as the treatment of equity awards, closing conditions, non-solicit obligations, regulatory efforts, Sharecare’s covenants, and termination rights, among others, as well as the terms of the proposed financing documents, including the Equity Commitment Letter, the Limited Guarantee, and the Arnold Rollover Agreement. Representatives of Houlihan Lokey reviewed and discussed with the Sharecare Board Houlihan Lokey’s financial analysis regarding the proposed Merger Consideration and, at the request of the Special Committee, described Houlihan Lokey’s oral opinion rendered to the Special Committee, which was subsequently confirmed by delivery of a written opinion, that, as of the date of such opinion, based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be received by the holders of Sharecare Common Stock, other than the Rollover Stockholders and holders of Excluded Shares, in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of Excluded Shares), as further described in the section of this proxy statement captioned “Special Factors — Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey.” Representatives of MTS Securities then reviewed and discussed with the Sharecare Board financial analysis of the proposed Merger Consideration to be received by the holders of shares of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger, and, at the request of the Special Committee, described MTS Securities’ oral opinion rendered to the Special Committee, which was subsequently confirmed by delivery of a written opinion dated June 21, 2024, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the Merger Consideration to be received by the holders of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger was fair, from a financial point of view, to such holders, as further described in the section of this proxy statement captioned “Special Factors — Opinion of the Financial Advisors to the Special Committee — MTS Securities.”
Following discussion, including taking into account the factors described in greater detail in the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board,” the Sharecare Board, acting on the recommendation of the Special Committee, by unanimous vote of Sharecare’s directors (other than Mr. Arnold and Mr. Chadwick, who recused themselves due to the status of each as a Rollover Stockholder), (1) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders), (2) determined that it was in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders) and declared it advisable to enter into the Merger Agreement, (3) approved the execution and delivery by Sharecare of the Merger Agreement, the performance by Sharecare of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and any other transactions contemplated thereby upon the terms and subject to the conditions contained in the Merger Agreement, and (4) resolved to recommend that Sharecare’s stockholders vote to approve the Merger Agreement, in each case on the terms and subject to the conditions set forth in the Merger Agreement.
Following the meeting of the Sharecare Board, representatives of the parties executed the Merger Agreement and the other transaction documents early on June 21, 2024. Concurrently therewith, Mr. Arnold and certain affiliates of Parent entered into the Arnold Rollover Agreement. Before the opening of the market on June 21, 2024, Sharecare issued a press release announcing the transaction.
On June 25, 2024, Claritas and certain affiliates of Parent entered into the Claritas Rollover Agreement.
Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board
Recommendation of the Special Committee
After careful consideration, with the assistance of independent financial and legal advisors, the Special Committee unanimously (1) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s unaffiliated security holders (as defined in Rule 13e-3), (2) determined that it is in the best interests of Sharecare and declared it advisable to enter into the Merger Agreement and (3) recommended that the Sharecare Board approve and authorize the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. As of the date of this proxy statement, the Special Committee has not been disbanded.
Recommendation of the Sharecare Board
After careful consideration, acting on the recommendation of the Special Committee, by unanimous vote (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder), the Sharecare Board (1) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, Sharecare and its stockholders (other than the Rollover Stockholders), (2) determined that it was in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders), and declared it advisable to enter into the Merger Agreement, (3) approved the execution and delivery by Sharecare of the Merger Agreement, the performance by Sharecare of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and any other transactions contemplated thereby upon the terms and subject to the conditions contained in the Merger Agreement, and (4) resolved to recommend that Sharecare’s stockholders vote to approve the Merger Agreement, in each case on the terms and subject to the conditions set forth in the Merger Agreement.
In addition, the Sharecare Board, on behalf of Sharecare, believes that the Merger is fair to Sharecare’s “unaffiliated security holders,” as such term is defined in Rule 13e-3.
Reasons for the Merger
In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, the Special Committee and the Sharecare Board consulted with independent financial and legal advisors and with members of Sharecare management and considered a number of factors that the Special Committee and the Sharecare Board viewed as supportive of their determinations and recommendations, including the following, which are not presented in any relative order of importance:
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Best Path to Maximize Stockholder Value Following a Thorough and Well-Publicized Process.   The Special Committee and the Sharecare Board considered that the value of the Merger Consideration of $1.43 in cash per share of Sharecare Common Stock was more favorable to Sharecare’s stockholders than the potential value that might result from other alternatives reasonably available to Sharecare, including the continued operation of Sharecare as an independent public company, in light of a number of factors, including:

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the Special Committee and the Sharecare Board’s assessment of Sharecare’s business, operations, financial condition, earnings and prospects, its competitive position and historical and potential future financial performance and the industry in which Sharecare operates and the Special Committee’s and the Sharecare Board’s belief that the Merger Agreement and the transactions contemplated thereby, including the Merger, were more favorable to Sharecare and its stockholders (other than the Rollover Stockholders) compared with Sharecare’s business plan as an independent public company and long-term prospects and, compared to the possibility of pursuing separate sales of Sharecare’s three business segments, which the Special Committee and the Sharecare Board considered, taking into account the significant strategic and execution risks inherent in that approach;

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that Sharecare had conducted a lengthy and thorough private and public process since the public filing of Claritas’s Schedule 13D/A disclosing its proposal to acquire Sharecare on October 11, 2023 and the public announcement of the strategic review process on March 12, 2024 in addition to the 2022 Process, as more fully described above in the section of this proxy statement captioned “Special Factors — Background of the Merger”;

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that Sharecare’s receptiveness to a sale was well publicized, including in its May 9 first quarter earnings press release and that Sharecare and its financial advisors had actively solicited interest from potential strategic and financial acquirers, including with those parties that were believed to be the most able and willing to transact, as well as responded to parties which expressed interest in a possible transaction on an unsolicited basis and had offered such parties the opportunity to conduct due diligence and make a proposal, subject only to the requirement that they enter into a customary confidentiality agreement;

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that of the six potential bidders (excluding Claritas) with whom Sharecare engaged subsequently to Claritas’s October 11, 2023 proposal, six bidders (including Claritas) entered into or had previously entered into confidentiality agreements with Sharecare, and four of these six bidders attended initial meetings with representatives of Sharecare management and were granted due diligence access to Sharecare;

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that only four of the potential bidders that engaged in discussions regarding a potential acquisition of Sharecare submitted an indication of interest with regard to the acquisition of Sharecare and that only Altaris submitted a definitive proposal;

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that Sharecare and its advisors had facilitated access to due diligence and meetings with Sharecare management for numerous potential financing sources of potential acquirers, including Claritas, which indicated they would need external financing to acquire Sharecare;

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the course and history of discussions and negotiations with Altaris, Claritas and Party B, as more fully described in the section of this proxy statement captioned “Special Factors — Background of the Merger,” including the fact that, after multiple rounds of proposals, Altaris had increased its offer price three times since making its initial proposal and had indicated that $1.43 in cash per share of Sharecare Common Stock represented the maximum price that Altaris could offer, Party B had indicated that it was no longer interested in acquiring Sharecare and that if it became interested in the future, it would only consider an acquisition at a lower price point than its prior proposals, and the Special Committee’s belief that Claritas was unable to obtain sufficient equity or debt financing to submit an actionable offer despite the time elapsed and extensive access to diligence and Sharecare’s management;

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that the Special Committee was authorized and empowered to communicate (including with stockholders, other investors, management, other directors and advisors and representatives of Sharecare) regarding a potential transaction or any alternative to a potential transaction and to take all actions as the Special Committee determined necessary, appropriate or advisable in connection with any and all aspects of (including, but not limited to, process, proposals, offers and inquiries in connection with) a potential transaction, and that the Special Committee had no obligation to recommend to the Sharecare Board the approval of the Merger or any other transaction and had the authority to reject any proposals made; and

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that the Special Committee met very frequently and had conducted extensive deliberations over a period of three months, with the advice and assistance of experienced financial and legal advisors, to oversee and provide direction to the strategic review process and to evaluate strategic alternatives for Sharecare.

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Cash Consideration and Certainty of Value.   The Special Committee and the Sharecare Board considered the fact that the Merger Consideration is all cash, which provides Sharecare stockholders immediate certainty of value and liquidity for their shares of Sharecare Common Stock upon the Closing of the Merger and does not expose them to any future risks related to the business or the financial markets generally, including the risks, uncertainties, and longer potential timeline for realizing equivalent value from Sharecare’s standalone business plan or possible strategic alternatives. Specifically, among other things, the Special Committee and the Sharecare Board considered:

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the trading price of Sharecare Common Stock since it began trading following the de-SPAC transaction in July 2021;

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the Special Committee’s and the Sharecare Board’s belief that, based on Sharecare’s prior performance, the risk of failing to achieve the Projections was considerable;

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the Special Committee’s and the Sharecare Board’s belief, after discussion with its advisors and considering the negotiations with Altaris, that the Merger Consideration represents the maximum price that Altaris would offer; and

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the fact that the Merger Consideration is fixed and that the Merger Consideration will not fluctuate based upon changes in the market price of Sharecare’s publicly traded shares.

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Premium.   The Special Committee and the Sharecare Board considered the current and historical market prices of Sharecare Common Stock and the fact that the Merger Consideration represents a premium value for Sharecare stockholders, including a premium of approximately 85% to the closing price of Sharecare Common Stock on June 20, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 87% over the 90 calendar-day volume weighted average trading price on June 20, 2024.

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Timing and Stockholder Feedback.   The Special Committee and the Sharecare Board was aware of the communications from stockholders to members of Sharecare management and the Sharecare Board during the 2024 strategic review process urging Sharecare to consider a sale of Sharecare for cash consideration. Sharecare’s management had advised the Special Committee that Sharecare’s competitors, particularly in the Enterprise segment of the business, were actively seeking to utilize the pendency of the strategic review process and the general uncertainty about Sharecare’s business performance for their own competitive benefit and were achieving some measure of effectiveness as Sharecare management was confronting more challenges than expected in obtaining new business.
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Transaction Structure.   The Special Committee and the Sharecare Board believed that a sale of Sharecare in its entirety in a merger was the transaction structure which offered the greatest likelihood of maximizing stockholder value in the most desirable timeframe. In making this determination, the Special Committee and the Sharecare Board considered the possibility of pursuing separate sales of Sharecare’s three business segments and had received an indication of interest from Party B relating to Sharecare’s Enterprise business. The Special Committee and the Sharecare Board considered the difficulty of separating Sharecare’s individual businesses, the greater time period required for such an approach, the risk that the approach would not generate the competitive tension that Sharecare was able to generate in its strategic review focused on the sale of Sharecare in its entirety and the potential harm to Sharecare’s business from a further protracted process.

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Opinion of Financial Advisors.   The Special Committee and the Sharecare Board considered (1) the oral opinion (which was subsequently confirmed in writing) of Houlihan Lokey that, as of the date of such opinion, based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be received by the holders of Sharecare Common Stock, other than the Rollover Stockholders and holders of the Excluded Shares, in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as further described in the section of this proxy statement captioned “Special Factors — Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey” and the full text of Houlihan Lokey’s opinion, which is attached as Annex B to this proxy statement and incorporated into this proxy statement by reference, and (2) the opinion of MTS Securities rendered orally to the Special Committee (which was subsequently confirmed by delivery of a written opinion dated June 21, 2024) that, as of such date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the Merger Consideration to be received by the holders of Sharecare Common Stock (other than Parent or any of its affiliates or other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger was fair, from a financial point of view, to such holders, as further described in the section of this proxy statement captioned “Special Factors — Opinion of the Financial Advisors to the Special Committee — MTS Securities” and the full text of MTS Securities’ opinion, which is attached as Annex C to this proxy statement and incorporated into this proxy statement by reference.

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Terms of the Merger Agreement.   The Special Committee and the Sharecare Board considered the terms and conditions of the Merger Agreement, including:

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the provisions allowing the Special Committee and the Sharecare Board, subject to certain conditions, to provide information in response to and to discuss and negotiate certain unsolicited alternative proposals made before Sharecare stockholder approval of the Merger is obtained;

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the provisions allowing the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee to change its recommendation prior to obtaining stockholder approval of the Merger in specified circumstances relating to a Superior Proposal or Intervening Event, subject to Parent’s right to terminate the Merger Agreement and receive payment of the termination fee of $17,673,572.40;

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the provisions allowing the Sharecare Board to terminate the Merger Agreement to enter into a Superior Proposal, subject to certain conditions (including payment of the termination fee of $17,673,572.40 and certain rights of Parent to match the Superior Proposal);

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the likelihood that the Merger would be consummated, including the limited number and nature of the conditions to complete the Merger (including regulatory conditions) and the provisions of the Merger Agreement requiring Parent to take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws to consummate and make effective the Merger and other transactions contemplated by the Merger Agreement as promptly as reasonably practicable;

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Parent having obtained committed equity financing to finance the transactions contemplated by the Merger Agreement and pay related fees and expenses;

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the provision requiring Parent to and to cause its affiliates to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to fund the financing on the terms and subject to the conditions described in the Equity Commitment Letter;

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the Altaris Fund having delivered the Limited Guarantee in favor of Sharecare to guarantee, up to an aggregate cap of $45 million, any monetary damages payable by Parent, Merger Sub or any of their affiliates to Sharecare following a termination of the Merger Agreement in accordance with its terms, subject to certain conditions set forth in the Merger Agreement and the Limited Guarantee, and certain indemnification and reimbursement obligations of Parent and Merger Sub under the Merger Agreement; and

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the availability of statutory appraisal rights under Delaware law in connection with the Merger.

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Opportunity for Sharecare Stockholders to Vote.   The Special Committee and the Sharecare Board considered the fact that the Merger would be subject to the approval of Sharecare stockholders, and Sharecare stockholders would be free to evaluate the Merger and vote for or against the adoption of the Merger Agreement at the Special Meeting. As more fully described in the section of this proxy statement captioned “The Rollover Agreements,” pursuant to the Rollover Agreements, each of the Rollover Stockholders is obligated to vote or cause to be voted any shares of Sharecare Common Stock beneficially owned by them in accordance with the Special Committee’s recommendation with respect to all matters related to the Merger Agreement, including the Merger, at the Special Meeting.

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Timing of Completion.   The Special Committee and the Sharecare Board considered the anticipated timing of the consummation of the Merger and concluded that the Merger could be completed in a reasonable timeframe and in an orderly manner. The Special Committee and the Sharecare Board also considered that the potential for closing the Merger in a reasonable timeframe could reduce the period during which Sharecare’s business would be subject to the potential uncertainty of closing and related disruption. As indicated above, Sharecare management had expressed concerns about the potentially adverse consequences on its competitive position attributable to a prolonged process.

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Likelihood of Completion.   The Special Committee and the Sharecare Board considered the absence of a financing condition or similar contingency based on Altaris’s ability to obtain financing, Altaris’s committed financing, and the strong commitment made by Altaris to obtain regulatory approvals as well as Altaris’s business reputation and financial resources, which provided the Special Committee and the Sharecare Board comfort that Altaris would be able to consummate the transaction.

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Operating Flexibility.   The fact that the Merger Agreement provides Sharecare sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger and the termination of the Merger Agreement, as more fully described in the section of this proxy statement captioned “The Merger Agreement — Conduct of Business Pending the Merger.”

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Specific Performance.   Sharecare’s ability, under circumstances specified in the Merger Agreement, to seek specific performance of Parent’s and Merger Sub’s obligation to cause the Merger to occur and to prevent other breaches of the Merger Agreement.

In the course of their deliberations, the Special Committee and the Sharecare Board also considered certain risks and other potentially adverse factors concerning the Merger, including:
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No Stockholder Participation in Future Growth or Earnings.   The Special Committee and the Sharecare Board considered the fact that the nature of the Merger as an all-cash transaction means that Sharecare would no longer exist as an independent public company following the consummation of the Merger and that Sharecare stockholders (other than the Rollover Stockholders) will not participate in future earnings or growth of Parent and will not benefit from any appreciation in value of the Surviving Corporation.

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Risks Associated with Parent and Merger Sub.   The Special Committee and the Sharecare Board considered the fact that Parent and Merger Sub are newly formed entities with essentially no assets and the Limited Guarantee provided by Altaris guarantees Parent’s and Merger Sub’s obligations under the Merger Agreement only with respect to certain monetary damages and certain indemnification and reimbursement obligations.
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Interim Operating Risks.   The Special Committee and the Sharecare Board considered the restrictions placed on the conduct of Sharecare’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which, despite providing sufficient flexibility for Sharecare to operate its business in the ordinary course, could delay or prevent Sharecare from undertaking business opportunities that may arise or any other actions out of the ordinary course it would otherwise take with respect to Sharecare’s operations absent the pendency of the Merger.

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Risks Associated with Failure to Consummate the Merger.   The Special Committee and the Sharecare Board considered the possibility that the Merger might not be consummated, and that if the Merger is not consummated:

•
Sharecare’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distraction during the pendency of the Merger;

•
Sharecare will have incurred significant transaction costs;

•
Sharecare’s continuing business relationships with customers, vendors, partners and employees may be adversely affected;

•
the trading price of shares of Sharecare Common Stock could be materially and adversely affected;

•
the market’s perceptions of Sharecare’s prospects could be adversely affected; and

•
Sharecare could lose management or other personnel during the pendency of the Merger.

•
Non-Solicitation and Termination Fee.   The Special Committee and the Sharecare Board considered the fact that the Merger Agreement precludes Sharecare from soliciting or, subject to certain limited exceptions, considering alternative Acquisition Proposals and requires Sharecare to pay a termination fee of $17,673,572.40 in certain circumstances.

•
Timing Risks.   The Special Committee and the Sharecare Board considered the amount of time it could take to complete the Merger, including that completion of the Merger depends on factors outside of Sharecare’s or Altaris’s control (including the approval of the Merger by Sharecare stockholders and certain governmental authorities), and the risk that the pendency of the Merger following the announcement of the execution of the Merger Agreement could divert Sharecare management’s attention and have an adverse impact on Sharecare, including its existing and prospective customer and other business relationships.

•
Cash Balance Covenant.   The Special Committee and the Sharecare Board considered the covenant in the Merger Agreement requiring Sharecare and its subsidiaries to have an aggregate cash balance of no less than $40 million (which aggregate cash balance calculation may exclude up to $26 million of transaction expenses) as of 11:59 p.m. the day before the Closing Date and the risks associated with ensuring compliance with the covenant while operating Sharecare’s business during the pendency of the Merger.

•
Cap on Altaris Liability.   The Special Committee and the Sharecare Board considered that the maximum aggregate liability of the Parent Entities, the Equity Investors and any of their affiliates for breaches under the Merger Agreement will not exceed $45 million.

•
Interests of Certain Significant Stockholders in the Merger.   The Special Committee and the Sharecare Board considered that the Rollover Stockholders will each participate in the transaction through a contribution of a portion of the shares of Sharecare Common Stock they own to a direct or indirect parent company of Parent in exchange for equity interests in such direct or indirect parent company of Parent and thus will be able to participate in the future growth or earnings of the post-closing company with respect to that portion of their equity that they are rolling over. Accordingly, the Rollover Stockholders will be treated differently from all other holders of Sharecare

Common Stock, who are entitled to receive $1.43 in cash per share and whose interests in Sharecare’s future growth or earnings will terminate upon consummation of the Merger.
•
Taxable Consideration.   The Special Committee and the Sharecare Board considered the fact that the exchange of Sharecare Common Stock for cash in the Merger will be a taxable transaction for U.S. federal income tax purposes.

•
Other Risks.   The Special Committee and the Sharecare Board considered the other risks described in and incorporated by reference in this proxy statement. Please see “Risk Factors” in Sharecare’s annual report on Form 10-K for the fiscal year ended December 31, 2023, incorporated by reference herein, and the section of this proxy statement captioned “Cautionary Statement Regarding Forward-Looking Statements.”

The Special Committee and the Sharecare Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger Agreement and the Merger were outweighed by the potential benefits of the Merger Agreement and the Merger.
In addition to considering the factors described above, the Special Committee and the Sharecare Board also considered that some of Sharecare’s directors and executive officers have interests that may be different from, or in addition to, the interests of Sharecare stockholders generally. The Special Committee was aware of these interests and considered them at the time it recommended that the Sharecare Board approve the Merger Agreement, and the Sharecare Board was aware of these interests and considered them at the time it approved the Merger Agreement and made its recommendation to Sharecare stockholders. For more information, please see the section of this proxy statement captioned “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger.”
In the course of evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and making the decisions, determinations and recommendations described above (as applicable), the Special Committee and the Sharecare Board did not consider the liquidation value of Sharecare because they considered Sharecare to be a viable, going concern; they believed that liquidation sales generally result in proceeds substantially less than sales of a going concern; and they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of Sharecare, although they did consider the possibility of separately selling each of Sharecare’s three business segments and concluded not to follow that approach for the reasons discussed above in this section. For the foregoing reasons, the Special Committee and the Sharecare Board did not consider liquidation value to be a relevant factor. Further, the Special Committee and the Sharecare Board did not consider Sharecare’s net book value, which is an accounting concept, as a factor because they believed that net book value is not a material indicator of the value of Sharecare as a going concern but rather is indicative of historical costs and net book value does not take into account the prospects of Sharecare, market conditions, trends in the industry in which Sharecare operates or the business risks inherent in the industry. In addition, the Special Committee and the Sharecare Board did not view the purchase prices paid in the transactions described in the section of this proxy statement captioned “Important Information Regarding Sharecare — Transactions in Sharecare Common Stock” to be relevant except to the extent that those prices indicated the trading price of the Sharecare Common Stock during the applicable periods. The Special Committee and the Sharecare Board believed at the time of entering into the Merger Agreement that the trading price of the shares of Sharecare Common Stock at any given time represents the best available indicator of Sharecare’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, the Special Committee and the Sharecare Board considered the value of Sharecare as a going concern by taking into account the value of Sharecare’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters. The Special Committee and the Sharecare Board believed that the financial analyses that Houlihan Lokey and MTS Securities prepared and reviewed with the Special Committee and the Sharecare Board, as more fully described in the sections of this proxy statement captioned “Special Factors — Opinion of the Financial Advisors to the Special Committee,” on which the Special Committee and the Sharecare Board relied, represented potential valuations of Sharecare as it continues to operate its business. The Special Committee and the Sharecare Board considered the financial analyses that representatives of Houlihan Lokey and of MTS Securities reviewed with the Special Committee and the Sharecare Board, together with the opinions provided by Houlihan Lokey and MTS Securities, as well as various additional factors, as discussed above. In addition, the Special Committee did not seek to establish a pre-Merger going concern value for Sharecare as such.
Other than as described in this proxy statement, the Sharecare Board is not aware of any firm offer by any other person during the past two years for a merger or consolidation of Sharecare with or into another company, the sale or other transfer of all or any substantial part of Sharecare’s assets or a purchase of Sharecare’s securities that would enable such person to exercise control of Sharecare.
The foregoing discussion of the information and factors considered by the Special Committee and the Sharecare Board is not intended to be exhaustive and includes only the material factors considered by the Special Committee and the Sharecare Board. In view of the wide variety of factors considered in connection with evaluating the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the complexity of these matters, the Special Committee and the Sharecare Board did not find it practicable to, and did not, quantify or otherwise assign relative weights, ranks or values to the factors considered in reaching their respective determinations and recommendations. In addition, individual directors may have given different weights, ranks or values to different factors. The Special Committee and the Sharecare Board did not undertake to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support their ultimate determinations. The Special Committee and the Sharecare Board based their recommendations, determinations and approvals, where applicable, on the totality of the information presented, including the factors described above. The explanation of the factors and reasoning set forth above and certain information presented in this section are forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement captioned “Cautionary Statement Regarding Forward-Looking Statements.”
Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey
On June 21, 2024, Houlihan Lokey orally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated June 21, 2024), as to whether, as of such date, the Merger Consideration to be received by the holders of Sharecare Common Stock, other than the Rollover Stockholders and holders of the Excluded Shares, in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of the Excluded Shares).
Houlihan Lokey’s opinion was directed to the Special Committee (in its capacity as such) and, at the request of the Special Committee, was subsequently delivered to the Sharecare Board for the information and use of the Sharecare Board (in its capacity as such) and only addressed whether the Merger Consideration to be received by the holders of Sharecare Common Stock, other than the Rollover Stockholders and holders of the Excluded Shares, in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of the Excluded Shares) and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Sharecare Board, any security holder or any other person as to how to act or vote with respect to any matter relating to the Merger or otherwise. Houlihan Lokey has consented to the inclusion of its opinion in this proxy statement.
In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as Houlihan Lokey deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:
1.
reviewed a draft, dated June 19, 2024, of the Merger Agreement;

2.
reviewed certain publicly available business and financial information relating to Sharecare that Houlihan Lokey deemed to be relevant;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Sharecare made available to Houlihan Lokey by Sharecare, including (a) the Projections (as defined in the section of this proxy statement captioned “Special Factors — Unaudited Prospective Financial Information”) and (b) estimates prepared by Sharecare management of Sharecare’s net operating loss tax carryforwards (“NOLs”) and Sharecare’s ability to utilize those NOLs to achieve future tax savings (the “Estimated NOL Tax Savings”);

4.
spoke with certain members of Sharecare management and certain of Sharecare’s and the Special Committee’s representatives and advisors regarding the business, operations, financial condition and prospects of Sharecare, the Merger and related matters;

5.
compared the financial and operating performance of Sharecare with that of other companies with publicly traded equity securities that Houlihan Lokey deemed to be relevant;

6.
reviewed the current and historical market prices and trading volume for certain of Sharecare’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that Houlihan Lokey deemed to be relevant; and

7.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, Sharecare management advised Houlihan Lokey and Houlihan Lokey relied upon and assumed that (i) the Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of Sharecare management as to the future financial results and condition of Sharecare, (ii) the NOLs were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of Sharecare management as to the amount of such NOLs, and (iii) the Estimated NOL Tax Savings were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of Sharecare management as to Sharecare’s ability to utilize those NOLs to achieve future tax savings. Houlihan Lokey assumed that the Projections, the NOLs and the Estimated NOL Tax Savings provided a reasonable basis on which to evaluate Sharecare and the Merger and Houlihan Lokey, with the consent of the Special Committee, used the Projections, the NOLs and the Estimated NOL Tax Savings for purposes of its analyses and opinion. Houlihan Lokey expressed no view or opinion with respect to the Projections, the NOLs, the Estimated NOL Tax Savings or the respective assumptions on which they were based. In reaching Houlihan Lokey’s conclusion in its opinion, Houlihan Lokey did not rely upon a review of the publicly available financial terms of other transactions, because Houlihan Lokey did not identify a sufficient number of relevant transactions in which Houlihan Lokey deemed the acquired companies to be sufficiently similar to Sharecare. Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Sharecare since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.
Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments referred to therein were true and correct in all material respects, (b) each party to the Merger Agreement and such other related documents and instruments would fully and timely perform in all material respects all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger would be satisfied without waiver thereof, and (d) the Merger would be consummated in a timely manner in accordance with the terms described in the Merger Agreement and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the Merger would be consummated in a manner that complies in all material respects with all applicable foreign, federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on Sharecare or the Merger that would be material to Houlihan Lokey’s analyses or opinion. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of the Merger Agreement would not differ in any material respect from the draft of the Merger Agreement identified above.
Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of Sharecare or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Sharecare was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Sharecare was or may have been a party or was or may have been subject.
Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of its opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Houlihan Lokey’s attention after the date of its opinion. Houlihan Lokey did not express any opinion as to the price or range of prices at which shares of Sharecare Common Stock or Sharecare Preferred Stock could be purchased or sold, or otherwise be transferable, at any time.
Houlihan Lokey’s opinion was furnished for the use of the Special Committee (in its capacity as such), and, at the request of the Special Committee, the Sharecare Board (in its capacity as such) in connection with their evaluation of the Merger and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to be, and does not constitute, a recommendation to the Special Committee, the Sharecare Board, Sharecare, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.
Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Special Committee, the Sharecare Board, Sharecare, its security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the Merger Consideration to the extent expressly specified in its opinion), including, without limitation, the treatment of the Sharecare Preferred Stock in the Merger, (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of Sharecare, or to any other party, except if and only to the extent expressly set forth in the last sentence of its opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might have been available for Sharecare or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of Sharecare’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Sharecare’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not Sharecare, Parent, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of Sharecare, Parent or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Merger Consideration or otherwise. Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the Special Committee, on the assessments by the

Special Committee, the Sharecare Board, Sharecare, Parent and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to Sharecare, the Merger or otherwise.
In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company or business used in Houlihan Lokey’s analyses for comparative purposes is identical to Sharecare and an evaluation of the results of those analyses is not entirely mathematical. As a consequence, mathematical derivations (such as the high, low, mean and median) of financial data are not by themselves meaningful and in selecting the ranges of multiples to be applied were considered in conjunction with experience and the exercise of judgment. The estimates contained in the Projections and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of Sharecare. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.
Houlihan Lokey’s opinion was only one of many factors considered by the Special Committee in evaluating the proposed Merger. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the Merger Consideration or of the views of the Special Committee, the Sharecare Board or Sharecare management with respect to the Merger or the Merger Consideration. The type and amount of consideration payable in the Merger were determined through negotiations between the Special Committee, Sharecare and Parent, and the decision to enter into the Merger Agreement was solely that of the Sharecare Board, acting upon the recommendation of the Special Committee.
Financial Analyses
In preparing its opinion to the Special Committee, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses are readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.
The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Special Committee and the Sharecare Board on June 21, 2024. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables below are not intended to stand alone and do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.
For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including the following:
•
Adjusted EBITDA — generally, the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization and stock-based compensation expense for a specified time period, as adjusted for certain non-recurring items.

•
Enterprise Value — generally, the value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company) plus the amount of its net debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests less the amount of cash and cash equivalents on its balance sheet).

Unless the context indicates otherwise, enterprise values used in the selected companies analysis described below were calculated using the closing prices of common stock of the selected companies listed below as of June 18, 2024. The estimates of the future financial performance of Sharecare that Houlihan Lokey used for the financial analyses described below were based on the Projections. The estimates of the future financial performance of the selected companies listed below were based on certain publicly available research analyst estimates for those companies.
Selected Companies Analysis.   Houlihan Lokey reviewed certain data for selected companies with publicly traded equity securities that Houlihan Lokey deemed relevant.
The financial data reviewed included:
•
Enterprise value as a multiple of estimated total revenue for the calendar year ending December 31, 2024, or “CY 2024E Revenue”;

•
Enterprise value as a multiple of estimated adjusted EBITDA for the calendar year ending December 31, 2024, or “CY 2024E Adj. EBITDA”;

•
Enterprise value as a multiple of estimated total revenue for the calendar year ending December 31, 2025, or “CY 2025E Revenue”; and

•
Enterprise value as a multiple of estimated adjusted EBITDA for the calendar year ending December 31, 2025, or “CY 2025E Adj. EBITDA.”

The selected companies and resulting low, high, median and mean financial data, included the following:
•
Accolade, Inc.

•
Alight, Inc.

•
American Well Corporation

•
Evolent Health, Inc.

•
Health Catalyst, Inc.

•
Phreesia, Inc.

•
Teladoc Health, Inc.

	Enterprise Value / CY 2024E Revenue	Enterprise Value / CY 2025E Revenue	Enterprise Value / CY 2024E Adj. EBITDA	Enterprise Value / CY 2025E Adj. EBITDA
Low	0.86x	0.83x	6.2x	5.5x
High	2.78x	2.35x	13.2x	14.8x
Median	1.14x	0.99x	10.6x	8.2x
Mean	1.48x	1.32x	10.1x	9.3x
Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected multiple ranges of 1.00x to 1.75x to Sharecare’s estimated total revenue for the calendar year ending December 31, 2024, 0.75x to 1.25x to Sharecare’s estimated total revenue for the calendar year ending December 31, 2025, 11.0x to 13.0x to Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2024, and 7.0x to 10.0x to Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2025. The selected companies analysis indicated implied per share value reference ranges of $1.04 to $1.82 per share of Sharecare Common Stock based on the selected range of multiples of Sharecare’s estimated total revenue for the calendar year ending December 31, 2024, $0.97 to $1.65 per share of

Sharecare Common Stock based on the selected range of multiples of Sharecare’s estimated total revenue for the calendar year ending December 31, 2025, $0.64 to $0.88 per share of Sharecare Common Stock based on the selected range of multiples of Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2024, and $1.08 to $1.60 per share of Sharecare Common Stock based on the selected range of multiples of Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2025, in each case as compared to the Merger Consideration of $1.43 per share of Sharecare Common Stock in the Merger pursuant to the Merger Agreement.
Discounted Cash Flow Analysis.   Houlihan Lokey performed a discounted cash flow analysis of Sharecare by calculating the estimated net present value of the projected unlevered, after-tax free cash flows of Sharecare (as calculated by Houlihan Lokey based on the Projections). Houlihan Lokey applied a range of terminal value multiples of 6.0x to 9.0x to Sharecare’s estimated adjusted EBITDA for the calendar year ending December 31, 2027 and discount rates ranging from 11.5% to 12.5%. The discounted cash flow analysis indicated an implied per share value reference range of $1.16 to $1.75 per share of Sharecare Common Stock, as compared to the Merger Consideration of $1.43 per share of Sharecare Common Stock in the Merger pursuant to the Merger Agreement.
Miscellaneous
Houlihan Lokey was engaged by Sharecare to provide financial advisory services in connection with a possible merger, consolidation, business combination, sale, recapitalization or other similar transaction. At the request of the Special Committee, Sharecare directed Houlihan Lokey to provide such services to the Special Committee. Sharecare engaged Houlihan Lokey based on a number of factors, including Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to provide financial advisory services in connection with mergers, acquisitions, divestitures, leveraged buyouts, financings and financial restructurings. Pursuant to the terms of its engagement, Houlihan Lokey is entitled to a transaction fee based on the value of the Merger, which fee is currently estimated to be approximately $8,100,000 and is contingent upon the consummation of the Merger (the “Transaction Fee”). Houlihan Lokey also became entitled to a fee of $1,000,000 upon the delivery of Houlihan Lokey’s opinion to the Special Committee, 50% of which is creditable against the Transaction Fee. Sharecare has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.
In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Sharecare, Parent or any other party that may be involved in the Merger and their respective affiliates or security holders or any currency or commodity that may be involved in the Merger.
Houlihan Lokey and certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to Altaris, or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Altaris (collectively with Altaris, the “Altaris Group”), for which Houlihan Lokey and its affiliates have received compensation. Based on a review of its information management systems, Houlihan Lokey identified engagements with members of the Altaris Group during the two years prior to the date of its opinion, for which Houlihan Lokey and/or its affiliates received aggregate compensation of approximately $3.1 million, including, among other things, (i) having acted as financial advisor to the special committee of the board of directors of Trean Insurance Group, Inc. in connection with its going private transaction with Altaris, which transaction closed in April 2023 and (ii) having provided valuation and/or other consulting services for Veranova, a portfolio company of Altaris, LLC, including to assist in connection with purchase price allocation matters. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Sharecare, members of the Altaris Group, other participants in the Merger or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of Houlihan Lokey and their affiliates’ respective employees may have committed to invest in private equity or other investment funds managed or advised by Altaris, other participants in the Merger or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with members of the Altaris Group, other participants in the Merger or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Sharecare, members of the Altaris Group, other participants in the Merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
Other Presentations by Houlihan Lokey
In addition to the discussion materials reviewed with the Special Committee and the Sharecare Board on June 21, 2024 described above, which will be filed with the SEC as an exhibit to the Schedule 13E-3 being filed in connection with the Merger, Houlihan Lokey provided the following, each of which will be attached as an exhibit to such Schedule 13E-3: (i) discussion materials for the Sharecare Board dated October 2023 (reviewed with the Sharecare Board on October 12, 2023), January 24, 2024, February 8, 2024, March 11, 2024, June 17, 2024 (reviewed with the Sharecare Board on June 19, 2024) and June 21, 2024; and (ii) discussion materials for the Special Committee dated March 15, 2024, March 22, 2024, March 24, 2024, April 8, 2024, April 12, 2024, April 19, 2024, May 1, 2024, May 3, 2024, May 14, 2024, May 21, 2024, May 24, 2024, May 28, 2024, May 31, 2024, June 3, 2024, June 12, 2024 and June 14, 2024. The dates of the discussion materials listed above are for reference, reflecting the date set forth on the cover page of the applicable discussion materials. In some cases, the dates the discussion materials were reviewed with the Special Committee or the Sharecare Board may differ from the date set forth on the cover page of the applicable materials. In addition, certain of the discussion materials may have been provided to the Special Committee or the Sharecare Board for reference, without having been reviewed by Houlihan Lokey with the Special Committee or the Sharecare Board at a formal meeting. Summaries of these materials are provided below. The following summaries, however, do not purport to be a complete description of the materials. These discussion materials and the written opinion will be available for any interested stockholder of Sharecare to inspect and copy at Sharecare’s executive offices during regular business hours. The discussion materials and other information provided prior to June 21, 2024 were based on information and data that was available as of the date of the presentation. Houlihan Lokey also continued to update and refine various aspects of its financial analyses in its subsequent presentations. Accordingly, the results and other information presented in such preliminary Houlihan Lokey presentations may differ from the Houlihan Lokey presentation dated June 21, 2024. The financial analyses performed by Houlihan Lokey in relation to its opinion dated June 21, 2024 supersede all analyses and information presented in the preliminary Houlihan Lokey presentations.
•
The discussion materials, dated October 2023 (reviewed with the Sharecare Board on October 12, 2023), for the Sharecare Board, included, among other information, (i) a summary of proposals from Claritas and another third party for a strategic transaction involving Sharecare, (ii) a summary of illustrative financial analyses of Sharecare, including (a) an illustrative leveraged buyout analysis, (b) an illustrative discounted cash flow analysis and (c) an illustrative analysis of the future price of Sharecare Common Stock, (iii) process considerations and an illustrative timeline of a strategic transaction and (iv) an overview of potential financial and strategic transaction partners involving Sharecare.

•
The discussion materials, dated January 24, 2024, for the Sharecare Board, included, among other information, (i) a status update regarding the proposals from Claritas and another third party for a strategic transaction involving Sharecare and (ii) an illustrative process timeline of a strategic transaction.

•
The discussion materials, dated February 8, 2024, for the Sharecare Board, included, among other information, (i) a summary of the proposals from Claritas and another third party for a transaction involving Sharecare, and (ii) illustrative analysis of premiums and multiples at various illustrative share prices of Sharecare Common Stock.

•
The discussion materials, dated March 11, 2024, for the Sharecare Board, included, among other information, a summary of the latest proposals from Claritas and the other third parties for a strategic transaction involving Sharecare.

•
The discussion materials, dated March 15, 2024, for the Special Committee, included, among other information, (i) a status update regarding a potential strategic transaction involving Sharecare, (ii) a summary of the latest proposals received for a strategic transaction involving Sharecare, (iii) an illustrative preliminary selected companies analysis, which was substantially similar to the selected companies analysis described above under “Special Factors — Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey — Financial Analyses,” with the exception the following: (a) the analysis reflected stock prices and other publicly available financial information as of March 12, 2024, and (b) the analysis reflected selected multiple ranges of 1.00x to 2.00x CY 2024E total revenue, 0.75x to 1.50x CY 2025E total revenue and 9.0x to 12.0x CY 2025E adjusted EBITDA, (iv) an illustrative preliminary discounted cash flow analysis, which was substantially similar to the discounted cash flow analysis described above under “Special Factors — Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey — Financial Analyses,” with the exception of the following: (a) stock prices, betas, risk-free rates and other public information utilized in discount rate calculations were as of March 12, 2024, (b) the analysis reflected a range of discount rates of 11.0% to 12.0% and a range of terminal multiples of 9.0x to 12.0x to Sharecare’s CY 2026E adjusted EBITDA, (c) the analysis was based on the February Projections, and (v) an illustrative preliminary sum-of-the-parts analysis of Sharecare by evaluating Sharecare’s enterprise segment, provider segment and life sciences segment as separate stand-alone entities, which were then summed together and netted against the implied value of Sharecare’s corporate overhead expenses as follows:

With respect to Sharecare’s enterprise segment, Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of next fiscal year (or “NFY”) revenue based on the reported metric for the most recent NFY period prior to the announcement of the transaction, and the selected transactions and resulting low, high, median and mean financial data were:
Announcement Date	Target	Acquiror
12/19/2023	Health Trio/Decision Point	mPulse Mobile, Inc.
9/27/2023	HealthComp, LLC	Virgin Pulse, Inc.
6/21/2023	Valenz	Kelso & Company, L.P.
6/8/2023	Limeade, Inc.	WebMD Health Services Group, Inc.
5/3/2023	Apixio, Inc.	New Mountain Capital, L.L.C.
2/8/2023	Oak Street Health, Inc.	CVS Health Corporation
11/1/2022	Benefitfocus.com, Inc.	Voya Financial, Inc.
9/5/2022	Signify Health, Inc.	CVS Pharmacy, Inc.
7/21/2022	1Life Healthcare, Inc.	Amazon.com, Inc.
6/16/2022	LifeWorks Inc.	TELUS Corporation
4/5/2022	Tivity Health, Inc.	Stone Point Capital LLC
2/3/2022	SOC Telemed, Inc.	Patient Square Capital, LP
1/5/2022	Castlight Health, Inc.	Vera Whole Health Inc.
6/7/2021	Iora Health, Inc.	1Life Healthcare, Inc.
4/23/2021	PlushCare, Inc.	Accolade, Inc.
1/25/2021	Foley Trasimene Acquisition Corp.	Alight, Inc.
12/21/2020	HMS Holdings Corp.	Gainwell Technologies LLC
10/27/2020	West Health Advocate Solutions, Inc.	Teleperformance SE

Announcement Date	Target	Acquiror
4/29/2019	WageWorks, Inc.	HealthEquity, Inc.
6/19/2018	Cotiviti Holdings, Inc.	Verscend Technologies Inc.
7/24/2017	WebMD Health Corp.	Internet Brands
6/19/2017	Best Doctors, Inc.	Teladoc, Inc. (nka:Teladoc Health, Inc.)
Transaction Value / NFY Revenue
Low	1.21x
High	8.08x
Median	3.42x
Mean	4.00x
Houlihan Lokey then applied selected multiple ranges of 1.50x to 2.50x to Sharecare’s estimated revenue attributable to its enterprise segment for the calendar year ending December 31, 2024. With respect to Sharecare’s provider segment, Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of NFY adjusted EBIDTA, and the selected transactions and resulting low, high, median and mean financial data were:
Announcement Date	Target	Acquiror
12/6/2023	Acclara Solutions, LLC	R1 RCM Inc.
9/6/2023	NextGen Healthcare, Inc.	Thoma Bravo
8/8/2023	Syntellis Performance Solutions, LLC	Strata Decision Technology, L.L.C.
4/13/2023	ScanSTAT Technologies, LLC	Verisma Sysitems, Inc.
3/2/2022	AllScripts Hospitals & Physician Practices	N. Harris Computer Corporation
6/9/2021	CIOX Health	Datavant, Inc.
6/7/2021	Sentry Data Systems, Inc.	Craneware plc
1/6/2021	Change Healthcare Inc.	Optum, Inc.
11/23/2020	e-MDs, Inc.	Compugroup Holding Usa, Inc.
10/28/2019	MRO Corporation	Parthenon Capital Group
2/26/2018	Intermedix Corporation	R1 RCM Inc.
Transaction Value / NFY Adj. EBITDA
Low	13.8x
High	14.7x
Median	14.1x
Mean	14.2x
Houlihan Lokey then applied selected multiple ranges of 8.0x to 15.0x to Sharecare’s estimated adjusted EBITDA attributable to its provider segment for the calendar year ending December 31, 2024.
With respect to Sharecare’s life sciences segment, Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of NFY adjusted EBIDTA, and the selected transactions and resulting low, high, median and mean financial data were:
Announcement Date	Target	Acquiror
7/6/2023	CorEvitas, LLC	Thermo Fisher Scientific Inc.
5/10/2023	Syneos Health, Inc.	Veritas / Elliott / Patient Square
5/12/2021	Inizio	Clayton, Dubilier & Rice
12/16/2020	Cerner Enviza LLC	Cerner Corporation
7/1/2020	Cello Health plc (nka:Cello Health Limited)	Value Demonstration UK Holdings Limited
3/3/2020	Huntsworth plc (nka:Huntsworth Limited)	Clayton, Dubilier & Rice
Transaction Value / NFY Adj. EBITDA
Low	8.9x
High	16.2x
Median	10.2x
Mean	11.8x
Houlihan Lokey then applied selected multiple ranges of 10.0x to 14.0x to Sharecare’s estimated adjusted EBITDA attributable to its life sciences segment for the calendar year ending December 31, 2024. Finally, Houlihan Lokey calculated the present value of Sharecare’s corporate overhead expenses applying a perpetual growth rate range of 1.0% to 2.0% and discount rates ranging from 11.0% to 12.0%.
•
The discussion materials, dated March 22, 2024, for the Special Committee, included, among other information, a summary of the latest proposals received for a strategic transaction involving Sharecare.

•
The discussion materials, dated March 24, 2024, for the Special Committee, included, among other information, (i) a summary of the latest proposals received for a strategic transaction involving Sharecare and (ii) a status update of the diligence process with certain counterparties who submitted transaction proposals to Sharecare.

•
The discussion materials, dated April 8, 2024, for the Special Committee, included, among other information, a status update on the diligence process with certain counterparties who had submitted transaction proposals to Sharecare.

•
The discussion materials, dated April 12, 2024, for the Special Committee, included, among other information, a status update on the diligence process with certain counterparties who had submitted transaction proposals to Sharecare.

•
The discussion materials, dated April 19, 2024, for the Special Committee, included, among other information, a status update on the diligence process with certain counterparties who had submitted transaction proposals to Sharecare.

•
The discussion materials, dated May 1, 2024, for the Special Committee, included, among other information, a summary of the latest proposals received for a strategic transaction involving Sharecare.

•
The discussion materials, dated May 3, 2024, for the Special Committee, included, among other information, a summary of the latest proposals received for a strategic transaction involving Sharecare.

•
The discussion materials, dated May 14, 2024, for the Special Committee, included, among other information, a status update regarding proposals for a strategic transaction involving Sharecare.

•
The discussion materials, dated May 21, 2024, for the Special Committee, included, among other information, a status update on the diligence process with certain counterparties who had submitted transaction proposals to Sharecare.

•
The discussion materials, dated May 24, 2024, for the Special Committee, included, among other information, a status update on the diligence process with certain counterparties who had submitted transaction proposals to Sharecare.

•
The discussion materials, dated May 28, 2024, for the Special Committee, included, among other information, a status update on the diligence process with certain counterparties who had submitted transaction proposals to Sharecare.

•
The discussion materials, dated May 31, 2024, for the Special Committee, included, among other information, a status update on the diligence process with certain counterparties who had submitted transaction proposals to Sharecare.

•
The discussion materials, dated June 3, 2024, for the Special Committee, included, among other information, a status update on the diligence process with certain counterparties who had submitted transaction proposals to Sharecare.

•
The discussion materials, dated June 12, 2024, for the Special Committee, included, among other information, (i) a status update regarding proposals received for a strategic transaction involving Sharecare from Altaris and another potential counterparty, (ii) preliminary financial analyses that were substantially similar to the analysis described above under “Special Factors — Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey — Financial Analyses,” together with a summary of selected changes from the preliminary illustrative financial analyses Houlihan Lokey included in the March 15, 2024 discussion materials and (iii) preliminary selected public market observations.

•
The discussion materials, dated June 14, 2024, provided for the Special Committee, included, among other information, a summary of the latest proposals received from Altaris and another potential counterparty for a strategic transaction involving Sharecare.

•
The discussion materials, dated June 17, 2024, for the Sharecare Board, included, among other information, (i) a status update regarding proposals received for a strategic transaction involving Sharecare and (ii) a summary of the latest proposals received from Altaris and another potential counterparty for a strategic transaction involving Sharecare.

•
The discussion materials, dated June 21, 2024, for the Special Committee and the Sharecare Board, included information that was substantially similar to the analysis described above under “Special Factors — Opinion of the Financial Advisors to the Special Committee — Houlihan Lokey — Financial Analyses.”

Opinion of the Financial Advisors to the Special Committee — MTS Securities
Sharecare retained MTS as its financial advisor (with MTS expected to provide its services for the benefit of, at the direction of and under the authority of the Special Committee unless the Special Committee were to direct otherwise or unless the Special Committee should cease to exist) in connection with Sharecare’s consideration, evaluation and/or exploration of certain potential merger and acquisition transactions or similar transactions (including the delivery of the MTS Opinion (as defined below)). On June 21, 2024, MTS Securities orally rendered its opinion to the Special Committee (which was subsequently confirmed by delivery of a written opinion dated June 21, 2024) that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in such written opinion, the Merger Consideration to be received by the holders of shares of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of MTS Securities (the “MTS Opinion”) sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with its opinion. The MTS Opinion is attached as Annex C to this proxy statement and is incorporated herein by reference. The summary of the MTS Opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the MTS Opinion. We urge you to read carefully the MTS Opinion, together with the summary thereof in this proxy statement, in its entirety.

MTS Securities provided its opinion for the information and assistance of the Special Committee (in its capacity as such) in connection with their consideration of the Merger Consideration and MTS Securities has consented to a copy of the MTS Opinion in its entirety being provided to the Sharecare Board and their reliance on the MTS Opinion. The MTS Opinion addressed solely the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of shares of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger and does not address any other aspect or implication of the Merger. The MTS Opinion was not a recommendation to the Special Committee or the Sharecare Board as to how to vote in connection with the Merger Agreement and is not a recommendation to any Sharecare stockholder to take any action in connection with the Merger or any other matter.
In the course of performing its review and analyses for rendering the opinion described above, MTS Securities:
(i)
reviewed the financial terms of a draft copy of the Merger Agreement dated as of June 20, 2024, which was the most recent draft available to MTS Securities (the “Draft Merger Agreement”);

(ii)
reviewed certain publicly available business and financial information concerning Sharecare and the industries in which it operates;

(iii)
reviewed certain internal financial analyses and forecasts relating to Sharecare’s business prepared by and provided to MTS Securities by Sharecare management;

(iv)
conducted discussions with members of senior management and representatives of Sharecare concerning the matters described in clauses (ii)-(iii) above and any other matters MTS Securities deemed relevant;

(v)
reviewed and analyzed the reported current and historical prices and trading history of the Sharecare Common Stock;

(vi)
reviewed and analyzed, based on the Projections (as defined in the section of this proxy statement captioned “Special Factors — Unaudited Prospective Financial Information”), the cash flows to be generated by Sharecare to determine the present value of Sharecare’s discounted cash flows;

(vii)
reviewed and analyzed certain publicly available financial and other information of certain publicly traded companies that MTS Securities deemed relevant in evaluating Sharecare;

(viii)
reviewed and analyzed the proposed financial terms of the Merger as compared to the financial terms of certain selected business combinations that MTS Securities deemed relevant in evaluating Sharecare and the consideration paid in such transactions; and

(ix)
performed such other financial studies, analyses and investigations and considered such other information as MTS Securities deemed appropriate for the purposes of its opinion.

In arriving at its opinion, MTS Securities assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by MTS Securities and upon the assurances of Sharecare management that they were not aware of any material relevant developments or matters related to Sharecare that may affect the Merger that had been omitted or that remained undisclosed to MTS Securities. The MTS Opinion does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which MTS Securities understood that Sharecare had obtained such advice as it deemed necessary from other advisors, and MTS Securities relied, with the consent of the Special Committee, on any assessments made by such other advisors to Sharecare with respect to such matters. Without limiting the foregoing, MTS Securities did not consider any tax effects of the Merger or the form or transaction structure of the Merger on any person or entity. MTS Securities did not conduct any independent verification of the Projections, and expressed no view as to the Projections or the assumptions on which they were based. Without limiting the generality of the foregoing, with respect to the Projections, MTS Securities assumed, with the Special Committee’s consent and based upon discussions with Sharecare management, that the Projections were reasonably prepared in good faith and that the Projections reflected the best currently available estimates and judgments of Sharecare management of the future results of operations and financial performance of Sharecare.
In arriving at its opinion, MTS Securities made no analysis of, and expressed no opinion as to, the adequacy of the reserves of Sharecare and relied upon information supplied to MTS Securities by Sharecare as to such adequacy. In addition, MTS Securities did not make any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of Sharecare or any of its subsidiaries, and MTS Securities was not furnished with any such evaluations or appraisals, nor did MTS Securities evaluate the solvency of Sharecare, Parent or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters. MTS Securities expressed no opinion regarding the liquidation value of Sharecare or any other entity. MTS Securities did not perform a valuation of, or take into account for purposes of the MTS Opinion, Mr. Arnold’s Rollover Shares. MTS Securities assumed that there had been no material change in the assets, financial condition, business or prospects of Sharecare or any of its subsidiaries since the date of the most recent relevant financial statements or financial information made available to MTS Securities. Without limiting the generality of the foregoing, MTS Securities undertook no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which Sharecare, Parent or any of their respective affiliates is a party or may be subject, and, at the direction of Sharecare and with its consent, the MTS Opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. MTS Securities also assumed that neither Sharecare nor Parent, nor any of their respective subsidiaries, is party to any material pending transaction that had not been disclosed to MTS Securities, including any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Merger. In addition, MTS Securities did not conduct, nor did MTS Securities assume any obligation to conduct, any physical inspection of the properties or facilities of Sharecare or any of its subsidiaries. MTS Securities did not consider any potential legislative or regulatory changes then-currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.
MTS Securities assumed that the representations and warranties of each party contained in each of the Merger Agreement and in all other related documents and instruments that are referred to therein were and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under the Merger Agreement and any other agreement contemplated thereby, that all conditions to the consummation of the Merger will be satisfied without waiver thereof and that the Merger will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement thereof, including that Parent will obtain financing in accordance with the Merger, including pursuant to the terms set forth in the Equity Commitment Letter. MTS Securities was not involved in assisting Parent in obtaining any financing of the Merger. MTS Securities assumed that the final form of the Merger Agreement would be in all respects relevant to its analysis identical to the Draft Merger Agreement. MTS Securities also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with the Merger will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on Sharecare, Parent or the benefits contemplated to be realized as a result of the Merger.
The MTS Opinion was necessarily based on economic, market, financial and other conditions as existing, and on the information made available to MTS Securities, as of the date of the MTS Opinion. It should be understood that, although subsequent developments may affect the conclusion reached in the MTS Opinion, MTS Securities does not have any obligation to update, revise or reaffirm the MTS Opinion.
The MTS Opinion addresses solely the fairness, from a financial point of view and as of the date thereof, to the holders of shares of Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) of the Merger Consideration to be received by such holders pursuant to the Merger and does not address any other terms in any of the Merger Agreement or any other agreement relating to the Merger or any other aspect or implication of the Merger, including any financing arrangements to be entered into in connection with the Merger. The MTS Opinion does not address Sharecare’s underlying business decision to proceed with the Merger or the relative merits of the Merger compared to other alternatives available to Sharecare. MTS Securities expressed no opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of Sharecare Common Stock, will trade at any time, including following the announcement or consummation of the Merger. For purposes of the MTS Opinion, MTS Securities did not consider any impact of any additional rights or obligations of any holder of shares of Sharecare Common Stock pursuant to any other agreement entered into, or that may be entered into, by any holder of Sharecare Common Stock in connection with the Merger. MTS Securities was not requested to opine as to, and the MTS Opinion does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Merger, or any class of such persons, relative to the consideration to be received by the stockholders of Sharecare in connection with the Merger or with respect to the fairness of any such compensation. MTS Securities was not requested to, and MTS Securities did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Sharecare or any alternative transaction.
The issuance of the MTS Opinion was approved by a fairness committee of MTS Securities.
Summary of Financial Analyses
MTS Securities performed a variety of financial analyses for purposes of rendering its opinion. The preparation of a fairness opinion is a complex process and is not susceptible to partial analysis or summary description. In arriving at its opinion, MTS Securities considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions MTS Securities reached were based on all the analyses and factors presented, taken as a whole, and also on application of MTS Securities’ own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. MTS Securities therefore gave no opinion as to the value or merit standing alone of any one or more parts of the analyses. No comparable company or transaction used in any analysis for purposes of comparison was identical to Sharecare or Parent. Accordingly, an analysis of the results of the comparisons was not mathematical; rather, it involved complex considerations and judgments about differences in the companies and transactions to which Sharecare and Parent were compared and other factors that could affect the public trading value or transaction value of the companies. Furthermore, MTS Securities believes that the summary provided, and the analyses described below, must be considered as a whole and that selecting any portion of the analyses, without considering all of them, would create an incomplete view of the process underlying MTS Securities’ analysis and opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described below should not be taken to be the view of MTS Securities with respect to the actual value of Sharecare or Sharecare Common Stock or any other entity or security.
MTS Securities performed going concern analyses in connection with the MTS Opinion. MTS Securities expressed no opinion regarding the liquidation value of Sharecare or any other entity and assumed that there had been no material change in the assets, financial condition, business or prospects of Sharecare or any of its subsidiaries since the date of the most recent relevant financial statements or financial information made available to MTS Securities.
Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of the corresponding summaries and are alone not a complete description of the financial analyses performed by MTS Securities. Considering the data in the tables below without considering the corresponding full narrative descriptions of the financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of the financial analyses performed by MTS Securities.
In performing its analyses, MTS Securities made numerous assumptions with respect to industry performance, general business, regulatory and economic conditions and other matters, all of which are beyond MTS Securities’ control and many of which are beyond the control of Sharecare and/or Parent. Any estimates used by MTS Securities in its analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
MTS Securities performed a standalone valuation analysis of Sharecare using a variety of valuation methodologies, as described below. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before June 20, 2024, and is not necessarily indicative of current market conditions.
Sharecare Financial Analyses
Sharecare Historical Stock Price Performance
MTS Securities reviewed for informational purposes only the share price trading history of Sharecare Common Stock for the period beginning on June 22, 2023, and ending on June 20, 2024. MTS Securities observed that during this period, the shares of Sharecare Common Stock traded as low as $0.48 per share and as high as $1.80 per share and observed that the closing price per share on June 20, 2024, was $0.77 per share. MTS Securities derived the implied fully diluted equity value range over the period of $150 million to $700 million using the low and high per share trading price and the then-current capitalization information provided by Sharecare management.
In addition, MTS Securities reviewed the volume-weighted average trading price per share (“VWAP”) over the 30 trading day period ending on June 20, 2024, as set forth in the table below.
Trading Period	VWAP
30 Trading Days	$0.80
Sharecare’s share price trading history, implied fully diluted equity value and volume weighted average trading prices were provided to the Special Committee for informational purposes only and were not relied upon by MTS Securities for valuation purposes.
Selected Public Trading Analysis
Using publicly available information, MTS Securities compared selected financial data of Sharecare with similar data for companies selected by MTS Securities, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of MTS Securities’ analysis, may be considered similar in certain respects to those of Sharecare. The analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than would affect Sharecare. The companies selected by MTS Securities were:
•
HealthEquity, Inc.

•
R1 RCM Inc.

•
Alight, Inc.

•
Evolent Health, Inc.

•
Progyny, Inc.

•
Craneware plc

•
HealthStream, Inc.

•
Definitive Healthcare Corp.

•
Accolade, Inc.

•
Health Catalyst, Inc.

•
OptimizeRx Corporation

Although none of the selected companies is directly comparable to Sharecare, MTS Securities included these companies in its analysis because they are publicly traded companies with certain characteristics that, for purposes of analysis, may be considered similar to certain characteristics of Sharecare. MTS Securities derived the implied enterprise value for the selected companies, as of June 20, 2024, by multiplying the closing price per share of common stock of such company on such date by the number of such company’s fully diluted outstanding shares, using the treasury stock method, and adding to that result the sum of such company’s debt, preferred equity and non-controlling interests, and deducting from that result such company’s total cash and cash equivalents. The table below shows the enterprise values derived for each comparable company as of June 20, 2024:
Publicly Traded Comparable Companies	Enterprise Value (millions)
HealthEquity, Inc.	$8,326
R1 RCM Inc.	$7,609
Alight, Inc.	$6,959
Evolent Health, Inc.	$3,219
Progyny, Inc.	$2,058
Craneware plc	$1,038
HealthStream, Inc.	$772
Definitive Healthcare Corp.	$975
Accolade, Inc.	$473
Health Catalyst, Inc.	$289
OptimizeRx Corporation	$225
MTS Securities calculated the implied enterprise value / 2024E adjusted EBITDA multiple and enterprise value / 2025E adjusted EBITDA multiple of each publicly traded comparable company using consensus equity research estimates as of June 20, 2024. MTS Securities derived low and high multiple ranges using the top and bottom quartiles of the comparable companies data set. MTS Securities then applied the low and high range multiples to Sharecare’s estimated 2024E adjusted EBITDA of $21.5 million (“2024E Adjusted EBITDA”) and 2025E adjusted EBITDA of $61.7 million (“2025E Adjusted EBITDA”) to calculate the implied enterprise value ranges.
MTS Securities derived Sharecare’s implied per share value range by deducting Sharecare’s net debt based on information provided by Sharecare and the Sharecare Preferred Stock liquidation preference of $50 million from the implied enterprise value range, and dividing that result by the fully diluted shares outstanding for Sharecare based on information provided by Sharecare.
The table below notes the implied enterprise value range (rounded to the nearest $10 million) and per share value range (rounded to the nearest $0.05) of Sharecare resulting from these calculations:
Metric	Metric Range	Implied Enterprise Value of Sharecare	Implied Per Share Values of Sharecare
2024E Implied Value	11.7x – 18.3x	$250 – $390	$0.75 – $1.10
2025E Implied Value	9.0x – 14.2x	$550 – $870	$1.45 – $2.15
MTS Securities observed how the resulting calculated amounts compared to the implied enterprise value of the Surviving Corporation of $534 million and implied Merger Consideration of $1.43 per share.
Discounted Cash Flow Analysis
MTS Securities conducted an illustrative discounted cash flow analysis for the purpose of calculating an implied enterprise and per share value of Sharecare, during the period beginning on September 30, 2024, and ending on December 31, 2027, based on the Projections.
MTS Securities conducted certain sensitivity analyses for the purposes of its discounted cash flow analysis of Sharecare using ranges of (i) perpetual growth rate of 2.0% to 3.0%, and (ii) weighted average cost of capital of 11% to 15%, reflecting estimates of Sharecare’s weighted average cost of capital based upon MTS Securities’ analysis of the cost of capital for Sharecare’s publicly traded comparable companies.
For purposes of this analysis, MTS Securities calculated, based on the Projections provided by Sharecare’s management, the unlevered free cash flows (as calculated by MTS using net operating profit after tax, less changes in net working capital, less capital expenditures and plus depreciation and amortization and based on the Projections) that Sharecare was expected to generate during the period beginning on September 30, 2024, and ending on December 31, 2027, taking into account the sensitivity metrics described above.
MTS Securities derived Sharecare’s implied per share value range by deducting Sharecare’s net debt based on information provided by Sharecare and the Sharecare Preferred Stock liquidation preference of $50 million from the implied enterprise value range, and dividing that result by the fully diluted shares outstanding for Sharecare based on information provided by Sharecare.
The table below notes the implied enterprise value range (rounded to the nearest $10 million) and per share value range (rounded to the nearest $0.05) of Sharecare resulting from these calculations:
Metric	Metric Range	Implied Enterprise Value of Sharecare	Implied Per Share Values of Sharecare
Implied Value (based on Weighted Average Cost of Capital / Perpetual Growth Rate)	11% – 15% /2% – 3%	$420 – $690	$1.15 – $1.75
MTS Securities observed how the resulting calculated amounts compared to the implied enterprise value of the Surviving Corporation of $534 million and implied Merger Consideration of $1.43 per share.
Precedent M&A Transaction Analysis
MTS Securities reviewed certain publicly available information for business combinations announced subsequent to October 21, 2016, involving publicly traded companies with operations and businesses that, for purposes of MTS Securities’ analysis, may be considered similar in certain respects to those of Sharecare. The selected precedent transactions are set forth in the table below:
Date	Target	Acquiror	Total Enterprise Value (millions)
09/05/2023	NextGen Healthcare, Inc.	Thoma Bravo	$1,790
11/01/2022	Benefitfocus, Inc.	Voya Financial, Inc.	$500
10/03/2022	Bswift LLC	Francisco Partners	$735
06/21/2022	Convey Health Solutions Holdings, Inc.	TPG Capital	$1,072
06/16/2022	LifeWorks Inc.	TELUS Corporation	$2,097
04/05/2022	Tivity Health Inc.	Stone Point Capital	$1,921
01/06/2021	Change Healthcare	Optum	$13,008
10/27/2020	Health Advocate	Teleperformance SE	$690
12/20/2019	Care.com, Inc.	IAC Inc.	$487
07/24/2017	WebMD Health Group Corp.	KKR (Internet Brands Inc.)	$2,675
10/21/2016	Everyday Health, Inc.	Ziff Davis, LLC	$467
For each of the selected precedent transactions, MTS Securities calculated the implied total enterprise value based on publicly available information at the time of the announcement of the relevant transactions that MTS Securities obtained from SEC filings, relevant press releases, S&P Capital IQ and company websites as of June 20, 2024. MTS Securities calculated the implied enterprise value / adjusted LTM EBITDA multiple of each precedent transaction, using publicly available sources to derive adjusted LTM EBITDA. MTS Securities derived low and high multiple ranges using the top and bottom quartiles of the precedent M&A transaction data set. MTS Securities then applied the enterprise value / adjusted LTM EBITDA multiples (12.3x – 16.3x) from the precedent M&A transaction set to Sharecare’s 2024E Adjusted EBITDA to calculate the implied enterprise value range.
MTS Securities derived Sharecare’s implied per share value range by deducting Sharecare’s net debt based on information provided by Sharecare and the Sharecare Preferred Stock liquidation preference of

$50 million from the implied enterprise value range, and dividing that result by the fully diluted shares outstanding for Sharecare based on information provided by Sharecare.
The table below notes the implied enterprise value range (rounded to the nearest $10 million) and per share value range (rounded to the nearest $0.05) of Sharecare resulting from these calculations:
Metric	Metric Range	Implied Enterprise Value of Sharecare	Implied Per Share Values of Sharecare
2024E Implied Value	12.3x – 16.3x	$260 – $350	$0.75 – $1.00
MTS Securities observed how the resulting calculated amounts compared to the implied enterprise value of the Surviving Corporation of $534 million and implied Merger Consideration of $1.43 per share.
Miscellaneous
The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, MTS Securities did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, MTS Securities made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
The MTS Opinion was one of the many factors taken into consideration by the Special Committee and by the Sharecare Board in making its determination to approve the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Special Committee with respect to consideration to be received by the holders of Sharecare Common Stock pursuant to the Merger or any other terms of any of the Merger or of whether the Special Committee would have been willing to agree to different terms. The Merger Consideration was determined through arm’s-length negotiations between Sharecare and Parent and was approved by the Sharecare Board. MTS Securities and its affiliates provided advice to Sharecare during these negotiations. However, neither MTS Securities nor any of its affiliates recommended any specific amount of consideration to Sharecare or the Special Committee or that any specific amount of consideration constituted the only appropriate consideration for the Merger.
MTS Securities has consented to the use of the MTS Opinion and disclosures regarding the MTS Opinion in this proxy statement; however, MTS Securities has not assumed any responsibility for the form or content of this proxy statement. MTS Securities and its affiliates, as part of their investment banking services, are regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and for other purposes. MTS Securities has consented to a copy of the MTS Opinion in its entirety being provided to the Sharecare Board and their reliance on the MTS Opinion. As noted above, MTS acted as financial advisor to Sharecare in connection with the Merger. Sharecare selected MTS as its financial advisor because it is nationally recognized in the healthcare and biotechnology industries as having investment banking professionals with significant experience in healthcare and biotechnology investment banking and merger and acquisition transactions, including transactions similar to the Merger.
Pursuant to an engagement letter agreement, dated as of May 2, 2024, between Sharecare and MTS, Sharecare engaged MTS to act as its financial advisor (with MTS expected to provide its services for the benefit of, at the direction of and under the authority of the Special Committee unless the Special Committee were to direct otherwise or unless the Special Committee should cease to exist) in connection with Sharecare’s consideration, evaluation and/or exploration of certain potential merger and acquisition transactions or similar transactions. As permitted by the terms of the engagement letter and pursuant to MTS’ internal policies, MTS Securities delivered the MTS Opinion. As compensation for MTS and its affiliates’ financial advisory services, Sharecare was required to pay a retainer of $250,000 and a fee of $750,000 for rendering the MTS Opinion to the Special Committee, which fee was not contingent upon the successful completion of the Merger or the conclusion reached in the MTS Opinion. In addition, Sharecare has agreed to reimburse certain of MTS’s expenses and to indemnify MTS and its related persons for certain liabilities that may arise, in each case, in connection with any of the matters contemplated by the engagement letter.

In the two years prior to the date of the MTS Opinion, neither MTS nor MTS Securities has had an engagement with, nor otherwise received fees from, Sharecare or Parent. Except as noted above, neither MTS Securities nor MTS has had an engagement with, or otherwise received fees from, Sharecare or Parent or any other parties to the Merger Agreement during the two years preceding the date of the MTS Opinion. MTS, MTS Securities and their affiliates may seek to provide investment banking and/or financial advisory services to Sharecare, Parent and/or certain of their respective affiliates in the future and would expect to receive fees for the rendering of any such services.
Other Presentations by MTS
In addition to the presentation made to the Special Committee on June 21, 2024, which will be filed with the SEC as an exhibit to the Schedule 13E-3 being filed in connection with the Merger and is described above, copies of preliminary illustrative presentations presented or delivered by MTS to the Special Committee on May 3, 2024, June 13, 2024, and June 19, 2024, containing, among other things, preliminary illustrative financial analyses, are attached as exhibits to such Schedule 13E-3.
A summary of these preliminary illustrative presentations is provided below. The following summaries, however, do not purport to be a complete description of these preliminary illustrative presentations or of the preliminary financial analyses performed by MTS.

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The preliminary illustrative presentation presented or delivered by MTS to the Special Committee on May 3, 2024, contains, among other information, (i) observations and perspectives on various strategic transaction options available to Sharecare, as well as a quantitative comparison between the potential value of such strategic transaction options, (ii) an overview of Sharecare’s draft financial projections and assumptions by business unit, (iii) a preliminary indicative valuation summary, including a discounted cash flow analysis on a sum-of-the-parts basis, selected comparable publicly traded companies analysis, and selected precedent transactions analysis, (iv) observations and perspectives on Sharecare’s historical enterprise segment performance, and (v) observations and perspectives on Sharecare’s current public market value compared to the value of potential takeover premiums.

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The preliminary illustrative presentation presented or delivered by MTS to the Special Committee on June 13, 2024, among other information, (i) preliminary analyses of Altaris’s indicative valuation of $1.375 per share pursuant to its June 10, 2024 proposal and Party B’s indicative valuation of $1.38 per share pursuant to its June 10, 2024 proposal, (ii) an overview of Sharecare’s draft financial projections and assumptions, and (iii) a preliminary indicative valuation summary, including a discounted cash flow analysis on a whole-company basis, selected comparable publicly traded companies analysis, and selected precedent transactions analysis.

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The preliminary illustrative presentation presented or delivered by MTS to the Special Committee on June 19, 2024, contains, among other information, (i) a transaction process status update and overview, (ii) preliminary analyses of Altaris’s indicative valuation of $1.425 per share pursuant to its June 14, 2024 proposal and Party B’s indicative valuation of $1.45 per share pursuant to its June 14, 2024 proposal, (iii) an overview of Sharecare’s draft financial projections and assumptions, (iv) a preliminary indicative valuation summary, including a discounted cash flow analysis on a whole-company basis, selected comparable publicly traded companies analysis, and selected precedent transactions analysis, and (v) observations and perspectives on Sharecare’s historical EBITDA guidance and projection revisions.

None of these preliminary illustrative presentations by MTS, alone or together, constitute, or form the basis of, an opinion of MTS or MTS Securities with respect to the consideration payable under the Merger Agreement, and the preliminary illustrative financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to MTS and MTS Securities as of the dates of the respective presentations.
Position of the Altaris Filing Parties and Parent Entities as to the Fairness of the Merger
Under the SEC rules governing “going private” transactions, each Altaris Filing Party and Parent Entity is required to express its belief as to the fairness of the proposed Merger to Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3). The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Altaris Filing Parties and Parent Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Altaris Filing Parties and Parent Entities as to the fairness of the Merger is not intended to be and should not be construed as a recommendation to any Sharecare stockholder as to how that stockholder should vote on the Merger Proposal. The Altaris Filing Parties and Parent Entities have interests in the Merger that are different from, and/or in addition to, the unaffiliated security holders of Sharecare.
The Altaris Filing Parties and Parent Entities believe that the interests of the unaffiliated security holders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. The Altaris Filing Parties and the Parent Entities did not participate in the discussions or deliberations of the Special Committee or the Sharecare Board regarding, nor have they received advice from the respective legal, financial or other advisors of the Special Committee or the Sharecare Board as to, the fairness of the Merger. None of the Altaris Filing Parties nor the Parent Entities are members of, or have designated members on, the Sharecare Board. The Altaris Filing Parties and Parent Entities have not performed, or engaged a financial advisor to perform, any valuation or other analyses for the purposes of assessing the fairness of the Merger to the unaffiliated security holders of Sharecare.
Based on, among other things, their knowledge and analyses of available information regarding Sharecare, as well as discussions with Sharecare’s senior management regarding Sharecare and its business and the factors considered by, and the analyses and resulting conclusions of, the Sharecare Board and the Special Committee discussed in the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board” (which analyses and resulting conclusions the Altaris Filing Parties and Parent Entities adopt), the Altaris Filing Parties and Parent Entities believe that the Merger is procedurally and substantively fair to Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3). In particular, the Altaris Filing Parties and Parent Entities considered the following, which are not listed in any relative order of importance:
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the current and historical market prices of Sharecare Common Stock, including the market performance of Sharecare Common Stock relative to those of other participants in Sharecare’s industry and general market indices, and the fact that the Merger Consideration represents a premium of approximately 85% to the closing price of Sharecare Common Stock on June 20, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 87% over the 90 calendar-day volume weighted average trading on June 20, 2024; Sharecare Common Stock traded as low as $0.48 per share during period beginning on June 22, 2023, and ending on June 20, 2024;

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the fact that, in considering the transaction with the Altaris Filing Parties, the Special Committee acted to represent the interests of Sharecare and its stockholders (other than the Rollover Stockholders);

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the fact that the Special Committee had the full power and authority to negotiate the terms and conditions of any strategic transaction involving Sharecare (including the Merger), including to reject any proposals made by Parent or any other person, and the recognition by the Special Committee that it had no obligation to recommend to the Sharecare Board that it approve the Merger Agreement, and the recognition by the Sharecare Board that it had no obligation to approve the Merger Agreement;

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the fact that the Special Committee unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3);

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the fact that the Sharecare Board, acting upon the recommendation of the Special Committee, unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of Sharecare and its stockholders (other than the Rollover Stockholders), including Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3);

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the fact that consideration and negotiation of the Merger Agreement were conducted under the control and supervision of the Special Committee, the members of which are not officers or employees of Sharecare, are not affiliated with any of the Altaris Filing Parties or Parent Entities, are disinterested under Delaware law and do not have any interests in the Merger different from, or in addition to, those of Sharecare’s unaffiliated security holders, other than the members’ receipt of Sharecare Board compensation and Special Committee compensation (which are not contingent upon the completion of the Merger or the Special Committee’s or the Sharecare Board’s recommendation and/or authorization and approval of the Merger) and their indemnification and liability insurance rights under their respective indemnification agreements entered into with Sharecare and under the Merger Agreement;

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the fact that the Special Committee retained, and had the benefit of advice from, nationally recognized legal and financial advisors;

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the fact that no member of Sharecare’s senior management other than Mr. Arnold has a substantial financial interest in the Merger that is different from, or in addition to, the interests of the unaffiliated security holders of Sharecare generally, although the Merger Agreement does include customary provisions for indemnity and the continuation of liability insurance for Sharecare’s officers and directors;

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the fact that the Merger Consideration will be paid to the holders of Sharecare Common Stock (other than holders of the Excluded Shares) in all cash, thus allowing such holders of Sharecare Common Stock (other than holders of the Excluded Shares) to immediately realize a certain and fair value for their shares, which value represents a significant premium to (i) the closing price of Sharecare Common Stock on June 20, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby and (ii) the volume-weighted average stock price of Sharecare Common Stock for the 90 days ended June 20, 2024;

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the fact that the Merger will provide liquidity for the unaffiliated security holders of Sharecare without the delays that would otherwise be necessary in order to liquidate the positions of larger holders, and without incurring brokerage and other costs typically associated with market sales;

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the fact that the Merger will provide liquidity to larger holders without the risks of market volatility and downward pressure on the stock price associated with the liquidation of such positions;

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the potential risks to Sharecare of continuing to have publicly traded common stock, including the risks of market volatility and global uncertainty;

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the fact that Sharecare has the ability to seek specific performance under the Merger Agreement to prevent breaches of the Merger Agreement and to specifically enforce the terms of the Merger Agreement;

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the fact that, notwithstanding that the Altaris Filing Parties are not entitled to, and did not, rely on the opinion rendered orally by MTS Securities LLC to the Special Committee on June 21, 2024, which was subsequently confirmed by delivery of a written opinion of MTS Securities LLC, dated June 21, 2024, such written opinion stated that, as of the date of such opinion and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth in such written opinion, the Merger Consideration to be received by the holders of shares of the Sharecare Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including the Rollover Shares) pursuant to the Merger was fair, from a financial point of view, to such holders;

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the fact that, notwithstanding that the Altaris Filing Parties are not entitled to, and did not, rely on the opinions provided by Houlihan Lokey Capital, Inc. to the Special Committee on June 21, 2024, which were subsequently confirmed by delivery of a written opinion of Houlihan Lokey Capital, Inc., dated June 21, 2024, such written opinion stated that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Houlihan Lokey Capital, Inc. in preparing its opinion, the Merger Consideration to be received by the holders of Sharecare Common Stock (other than the Rollover Stockholders and holders of the Excluded Shares) in the Merger pursuant to the Agreement was fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of the Excluded Shares);
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the fact that the Merger Consideration and the terms and conditions of the Merger were the result of the Special Committee’s extensive arm’s length negotiations with the Parent Entities;

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Sharecare’s ability, under certain circumstances as set out in the Merger Agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding any alternative acquisition proposal that constitutes, or is reasonably likely to lead to, a Superior Proposal;

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Sharecare’s ability, under certain circumstances as set out in the Merger Agreement, to terminate the Merger Agreement to enter into a definitive agreement related to a Superior Proposal, subject to paying Parent a termination fee of $17,673,572.40 in cash, subject to and in accordance with the terms and conditions of the Merger Agreement;

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the availability of appraisal rights to Sharecare’s stockholders who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares; and

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the fact that, in certain circumstances under the terms of the Merger Agreement, the Special Committee and the Sharecare Board are able to change, withhold, withdraw, qualify or modify their recommendation that Sharecare stockholders vote in favor of the proposal to adopt the Merger Agreement.

The Altaris Filing Parties and Parent Entities did not consider the liquidation value of Sharecare in determining their view as to fairness of the Merger to the unaffiliated security holders because the Altaris Filing Parties and Parent Entities consider Sharecare to be a viable going concern and view the trading history of Sharecare Common Stock as an indication of Sharecare’s going concern value, and, accordingly, did not believe liquidation value to be relevant to a determination as to the fairness of the Merger.
The Altaris Filing Parties and Parent Entities did not consider net book value, which is an accounting concept, in determining their view as to fairness of the Merger to the unaffiliated security holders because they believed that net book value is not a material indicator of the value of Sharecare as a going concern but rather is indicative of historical costs and therefore not a relevant measure in the determination as to the fairness of the Merger. See the section of this proxy statement captioned “Where You Can Find Additional Information” for a description of how to obtain copies of Sharecare’s periodic reports.
The Altaris Filing Parties and Parent Entities did not establish, and did not consider, a going concern value for Sharecare as a public company to determine the fairness of the Merger consideration to unaffiliated security holders because, following the Merger, Sharecare will have a significantly different capital structure.
The Altaris Filing Parties and Parent Entities did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Merger or the Merger Consideration, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Merger to Sharecare’s unaffiliated security holders.
The Altaris Filing Parties and Parent Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Merger, including:
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(1) the fact that the holders of Sharecare Common Stock (other than holders of the Excluded Shares) will not participate in any future earnings, appreciation in value or growth of Sharecare’s business and will not benefit from any potential sale of Sharecare or its assets to a third party in the future, (2) the risk that the Merger might not be completed in a timely manner or at all, and (3) the fact that Parent and Merger Sub are newly formed corporations with essentially no assets other than the funding commitments of the Equity Investors and the rollover commitments of the Rollover Stockholders;

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the restrictions on the conduct of Sharecare’s business prior to the completion of the Merger set forth in the Merger Agreement, which may delay or prevent Sharecare from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of Sharecare pending completion of the Merger;

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the negative effect that the pendency of the Merger, or a failure to complete the Merger, could potentially have on Sharecare’s business and relationships with its employees, vendors and customers;

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subject to the terms and conditions of the Merger Agreement, beginning on June 21, 2024, Sharecare and its subsidiaries are restricted from soliciting, proposing, initiating or knowingly encouraging the submission of acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

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the possibility that the amounts that may be payable by Sharecare upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $17,673,572.40 in cash, and the processes required to terminate the Merger Agreement, including the opportunity for Parent to negotiate to make adjustments to the Merger Agreement, could discourage other potential acquirors from making a competing bid to acquire Sharecare; and

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the fact that the receipt of cash by a U.S. Holder in exchange for shares of Sharecare Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered and given weight by the Altaris Filing Parties and Parent Entities in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Altaris Filing Parties and Parent Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the Altaris Filing Parties and Parent Entities reached their position as to the fairness of the Merger after considering all of the foregoing as a whole.
The Altaris Filing Parties and Parent Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the unaffiliated security holders of Sharecare. This position, however, is not intended to be and should not be construed as a recommendation to any Sharecare stockholder to approve the Merger Agreement. The Altaris Filing Parties and Parent Entities make no recommendation as to how stockholders of Sharecare should vote their shares relating to the Merger. The Altaris Filing Parties and Parent Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the unaffiliated security holders of Sharecare, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to the unaffiliated security holders of Sharecare.
Position of the Rollover Filing Parties as to the Fairness of the Merger
Under the SEC rules governing “going private” transactions, each of the Rollover Filing Parties is required to express its belief as to the fairness of the proposed Merger to Sharecare’s “unaffiliated security holders” (as defined in Rule 13e-3). The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Rollover Filing Parties are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, the view of the Rollover Filing Parties as to the fairness of the Merger is not intended to be and should not be construed as a recommendation to any Sharecare stockholder as to how that stockholder should vote on the Merger Proposal.
Although Jeff Arnold and John Chadwick are members of the Sharecare Board, such individuals were not members of the Special Committee and did not participate in deliberations of the Special Committee regarding, nor receive advice from the respective independent legal, financial or other advisors of the Special Committee as to, the fairness of the Merger to Sharecare’s unaffiliated security holders. For these reasons, the Rollover Filing Parties do not believe that their interests in the Merger influenced the decisions or recommendations of the Special Committee with respect to the Merger Agreement or the Merger.
Based on the knowledge and analyses of the Rollover Filing Parties of available information regarding Sharecare, and the factors considered by, and the analyses and resulting conclusions of, the Special Committee and the Sharecare Board discussed in the section of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board” (which analyses and resulting conclusions the Rollover Filing Parties adopt), as well as the factors considered by the Altaris Filing Parties and Parent Entities described under “Special Factors — Position of the Altaris Filing

Parties and Parent Entities as to the Fairness of the Merger,” the Rollover Filing Parties believe that the Merger is substantively and procedurally fair to the unaffiliated security holders (as defined in Rule 13e-3) of Sharecare. In addition to the factors described under the foregoing sections, the Rollover Filing Parties also believe that the Merger is procedurally and substantively fair to the unaffiliated security holders of Sharecare based upon, among other things, the following factors, which are not listed in any relative order of importance:
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the fact that all of the members of the Special Committee were and are independent directors and not affiliated with any Rollover Filing Party; in addition, none of the members of the Special Committee has any financial interest in the Merger that is different from that of the unaffiliated security holders other than such members’ right to receive Sharecare Board compensation and Special Committee compensation (which are not contingent upon the completion of the Merger or the Special Committee’s or the Sharecare Board’s recommendation and/or authorization and approval of the Merger) and such members’ rights to indemnification and liability insurance under their respective indemnification agreements entered into with Sharecare and under the Merger Agreement;

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solely with respect to Mr. Arnold, Mr. Arnold has the right to elect to reduce the number of shares of Sharecare Common Stock subject to the Rollover Agreement by up to 2.7 million shares, with such shares instead receiving the same Merger Consideration as the unaffiliated securities holders in the Merger; and

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the Rollover Shares are valued with the same valuation per share of Sharecare Common Stock as the Merger Consideration.

The foregoing discussion of the information and factors considered and given weight by the Rollover Filing Parties in connection with the fairness of the Merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Rollover Filing Parties did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Merger. Rather, the Rollover Filing Parties reached their position as to the fairness of the Merger after considering all of the foregoing as a whole.
Other than as described in this proxy statement, the Rollover Filing Parties are not aware of any firm offers by any unaffiliated person during the past two years for (1) the merger or consolidation of Sharecare with or into another company, or vice versa; (2) the sale or transfer of all or any substantial part of the assets of Sharecare; or (3) a purchase of Sharecare’s securities that would enable the holder to exercise control of Sharecare.
The Rollover Filing Parties believe the foregoing factors, including the ones described under the sections of this proxy statement captioned “Special Factors — Reasons for the Merger; Recommendations of the Special Committee and the Sharecare Board” and “Special Factors — Position of the Altaris Filing Parties and Parent Entities as to the Fairness of the Merger,” provide a reasonable basis upon which to form their position regarding the fairness of the Merger to the unaffiliated security holders of Sharecare. This position however, is not intended to be and should not be construed as a recommendation to any Sharecare stockholder to approve the Merger Agreement. The Rollover Filing Parties make no recommendation as to how stockholders of Sharecare should vote their shares relating to the Merger.
Plans for Sharecare After the Merger
Following completion of the Merger, Merger Sub will have been merged with and into Sharecare, with Sharecare surviving the Merger as a subsidiary of Parent. The shares of Sharecare Common Stock and Sharecare’s public warrants are currently listed on Nasdaq and registered under the Exchange Act. Following completion of the Merger, there will be no further market for the shares of Sharecare Common Stock and the public warrants and, as promptly as practicable following the Effective Time and in compliance with applicable law, Sharecare Common Stock and Sharecare’s public warrants will be delisted from Nasdaq and deregistered under the Exchange Act.
The Merger Agreement provides that the officers of Sharecare immediately prior to the Effective Time will be the initial officers of the Surviving Corporation immediately following the Merger. Following the Merger, each executive officer will serve until a successor is elected or appointed and qualified or until the earlier of his or her death, resignation or removal, as the case may be. At the Effective Time, the certificate of incorporation of Sharecare as the Surviving Corporation will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation and consistent with certain obligations set forth in the Merger Agreement. At the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time will become the bylaws of the Surviving Corporation, except that references to Merger Sub’s name will be replaced with references to the Surviving Corporation’s name, until thereafter amended as provided therein, by the Surviving Corporation’s certificate of incorporation, or as provided by the applicable law and consistent with certain obligations set forth in the Merger Agreement.
The Purchaser Filing Parties currently anticipate that Sharecare’s operations initially will be conducted following completion of the Merger substantially as they are currently being conducted (except that Sharecare will cease to be a public company and will instead be a subsidiary of Parent). Further, following completion of the Merger, the Purchaser Filing Parties will continue to assess what additional changes, if any, would be desirable following the Merger.
Purposes and Reasons of Parent and the Altaris Filing Parties
The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. Under the rules governing “going private” transactions in Rule 13e-3, Parent and the Altaris Filing Parties are required to express their reasons for the Merger to Sharecare’s stockholders. Parent and the Altaris Filing Parties are making this statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act.
For Parent and the Altaris Purchaser Filing Parties, the primary purpose for the Merger is to benefit from any future earnings and growth of Sharecare after the merger of Merger Sub with and into Sharecare, making Sharecare privately held, with 100% of the Sharecare Common Stock held by Parent. Parent and the Altaris Filing Parties believe that structuring the transaction in this manner is preferable to other transaction structures because it (i) enables Parent to acquire all of the outstanding shares of Sharecare Common Stock at the same time, (ii) represents an opportunity for Sharecare’s holders of Sharecare Common Stock (other than holders of the Excluded Shares) to receive the Merger Consideration, and (iii) allows the Rollover Filing Parties to maintain a portion of their investment in Sharecare through their commitments to roll over a portion of their existing equity interests in Sharecare into equity interests of TopCo LP. The Merger will also allow each of the Rollover Filing Parties to immediately realize in cash the value of a portion of their respective equity interests in Sharecare. In the course of considering the going private transaction, Parent and the Altaris Filing Parties did not give significant consideration to any other alternative transaction structures or other alternative means to accomplish the foregoing purposes because Parent and the Altaris Filing Parties believed the Merger was the most direct and effective way to accomplish these objectives.
Parent and the Altaris Filing Parties determined to undertake an acquisition of Sharecare at this time because Sharecare had initiated a strategic review process to consider a sale of the business and Parent and the Altaris Filing Parties determined through their participation in the process and evaluation of Sharecare there are current business opportunities to improve Sharecare’s competitive position and strategy under a new ownership structure as a private company. In particular, Parent and the Altaris Filing Parties believe that without the costs and burdens placed on public companies, management and employees, Sharecare’s management and employees will be able to execute more promptly and effectively on Sharecare’s strategic plans and, as such, any delay in consummating the Merger could have an adverse effect on Sharecare’s ability to benefit from such opportunities. Parent and the Altaris Filing Parties believe that the potential elimination of costs and burdens, along with Sharecare’s potential future opportunities, will allow Parent and the Altaris Filing Parties’ investment in Sharecare to achieve returns consistent with its investment objectives, which are in some cases more difficult for businesses to achieve as a public company due to the investment community’s focus on short-term, often quarterly, financial results.
Purposes and Reasons of the Rollover Filing Parties
The Merger is a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. Under the rules governing “going private” transactions in Rule 13e-3, the Rollover Filing Parties are required to express their reasons for the Merger to Sharecare’s stockholders. The Rollover

Filing Parties are making this statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.
For the Rollover Filing Parties, the primary purpose of the Merger is to allow Parent to own equity interests in Sharecare and to bear the rewards and risks of such ownership after the Merger is completed and to cause the Sharecare Common Stock to cease to be publicly traded. The Rollover Filing Parties believe that structuring the transactions as a merger is preferable to other transaction structures because it (i) enables Parent to acquire all of the outstanding shares of Sharecare Common Stock at the same time, (ii) represents an opportunity for Sharecare’s “unaffiliated security holders,” to receive $1.43 in cash per share of Sharecare Common Stock, without interest thereon and less any applicable withholding taxes, and (iii) allows the Rollover Stockholders to maintain a portion of their investment in Sharecare through their commitments to roll over a portion of their existing equity interests in Sharecare into equity interests of a direct or indirect parent entity of Parent.
The Rollover Filing Parties believe that Sharecare requires business decisions focused on long-term growth and changes to Sharecare’s operations or strategy that would be most effectively implemented in the context of a private company structure. As a privately held entity, Sharecare’s management will have greater flexibility to focus on improving long-term profitability and cash generation without the pressures exerted by the public market’s valuation of Sharecare and its emphasis on short-term period-to-period performance. Further, as a privately held entity, Sharecare will be relieved of many of the expenses, burdens and constraints imposed on companies that are subject to the public reporting requirements under the U.S. federal securities laws, including the Exchange Act and the Sarbanes-Oxley Act of 2002. The Rollover Filing Parties also believe that the management and employees of Sharecare will be able to execute more effectively on future strategic plans. The Rollover Filing Parties have undertaken to pursue the Merger at this time because the Rollover Filing Parties believe that achieving management’s plans and goals would be better addressed as a privately held entity, for the reasons discussed above, and that a delay in consummating the Merger could accordingly have an adverse effect on Sharecare’s ability to do so.
Certain Effects of the Merger
If the Requisite Stockholder Approval is obtained and all other conditions to the Closing are satisfied or waived, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, (1) Merger Sub will merge with and into Sharecare, (2) the separate existence of Merger Sub will cease, and (3) Sharecare will continue as the Surviving Corporation in the Merger and a subsidiary of Parent. As a result of the Merger, Sharecare will cease to be a publicly traded company, Sharecare Common Stock and Sharecare’s public warrants will be delisted from Nasdaq and deregistered under the Exchange Act and Sharecare will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of common stock of the Surviving Corporation.
The Effective Time will occur upon the filing of a Certificate of Merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as Sharecare, Parent and Merger Sub may agree in writing and specify in the Certificate of Merger).
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time:
•
Each share of Sharecare Common Stock outstanding as of immediately prior to the Effective Time (other than the Excluded Shares) will be converted into the right to receive the Merger Consideration, subject to any applicable withholding taxes.

•
Each share of Sharecare Common Stock owned by Sharecare and not held on behalf of third parties (which will include the Earnout Shares, which, immediately prior to the Effective Time, will be forfeited and released to Sharecare), each share of Sharecare Common Stock owned by Merger Sub and each Dissenting Share will automatically be cancelled and will cease to exist, without payment of the Merger Consideration.

•
Each share of Sharecare Common Stock that is owned by Parent will automatically be converted into one share of common stock of the Surviving Corporation.

•
The Rollover Shares are not entitled to receive the Merger Consideration and will, immediately prior to the Effective Time, be contributed, directly or indirectly, to an affiliate of Parent pursuant to the terms of the applicable Rollover Agreement.

•
Each share of Sharecare Preferred Stock issued and outstanding immediately prior to the Effective Time will not be converted into the right to receive the Merger Consideration and will remain issued and outstanding following the Effective Time.

•
Any Sharecare public warrant outstanding as of immediately prior to the Effective Time will be treated in accordance with the Warrant Agreement. Pursuant to the Warrant Agreement, at the Effective Time, each outstanding Sharecare public warrant will, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for Sharecare Common Stock and will instead represent only the right to receive for an amount of cash equal to the Merger Consideration that a warrant holder would have received if such warrant was exercised immediately prior to the Effective Time, subject to the terms and conditions specified in the Warrant Agreement.

•
Each Sharecare Option and Sharecare RSU Award will be treated as follows:

•
Each outstanding Sharecare Option that is vested or vests upon the Effective Time in accordance with its terms will, automatically and without any action by the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to the Option Consideration.

•
Each outstanding Sharecare Option that is unvested and held by a CIC Plan Participant will automatically be cancelled and converted into a contingent right to receive (a) a Contingent Cash Award having a value equal to 70% of the Option Consideration with respect to such Sharecare Option and (b) a Contingent Unit Award having a capital value equal to 30% of the Option Consideration with respect to such Sharecare Option, in each case subject to the same terms and conditions as apply to such Sharecare Option immediately prior to the Effective Time, except that such Contingent Cash Awards and Contingent Unit Awards shall be settled in cash and common units, respectively, on the next regularly scheduled payroll date of the Surviving Corporation or the applicable Subsidiary following the applicable vesting dates.

•
Each Sharecare Option that is unvested and held by a non-CIC Plan Participant will be cancelled and converted into a Contingent Cash Award having a value equal to the Option Consideration with respect to such Sharecare Option, subject to the same terms and conditions as apply to such Sharecare Option immediately prior to the Effective Time (except that the vesting of 70% of such Contingent Cash Award will also be subject to certain performance-based goal(s)).

•
With respect to each Sharecare Option the vesting of which is subject to stock price performance hurdles, (a) such stock price performance hurdles will be deemed to have been satisfied to the extent the Merger Consideration exceeds the applicable performance hurdle and (b) any tranches of performance-vesting options whose performance hurdles exceed the Merger Consideration will automatically be forfeited at the Effective Time.

•
Each Sharecare Option (whether vested or unvested and whether held by a CIC Plan Participant or non-CIC Plan Participant) for which the exercise price per share of Sharecare Common Stock is equal to or greater than the Merger Consideration will automatically be cancelled at the Effective Time without consideration and, for CIC Plan Participants, will not be converted into a Contingent Cash Award or Contingent Unit Award.

•
Each outstanding Sharecare RSU Award corresponding to Sharecare Common Stock that is held by a non-employee director of the Sharecare Board, whether or not vested, will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to the RSU Consideration.

•
Unless otherwise agreed in writing between Parent and any holder of Sharecare RSU Awards, each Sharecare RSU Award held by a CIC Plan Participant will automatically be cancelled and converted into (i) a Contingent Cash Award in an amount in cash equal to 70% of the RSU Consideration, and (ii) a Contingent Unit Award with a capital value equal to 30% of the RSU Consideration, in each case subject to the same terms and conditions as apply to such Sharecare RSU Award immediately prior to the Effective Time. With respect to any Sharecare RSU

Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Sharecare RSU Award will be equal to (i) 125.3% of the target number of shares of Sharecare Common Stock covered by such Sharecare RSU Award for the 2023 measurement period; and (ii) for incomplete measurement periods, the greater of (x) the number of shares earned based on target performance and (y) the number of shares earned based on actual performance extrapolated as of the Effective Time through the end of the applicable measurement period.

•
Unless otherwise agreed in writing between Parent and any holder of Sharecare RSU Awards, each Sharecare RSU Award held by a non-CIC Plan Participant (excluding non-employee members of the Sharecare Board) will be cancelled and converted into a Contingent Cash Award in an amount in cash equal to the RSU Consideration, subject to the same terms and conditions as apply to such Sharecare RSU Award immediately prior to the Effective Time (except that the vesting of 70% of such Contingent Cash Award will also be subject to certain performance-based goal(s)). With respect to any Sharecare RSU Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Sharecare RSU Award will be equal to (i) 125.3% of the target number of shares of Sharecare Common Stock covered by such Company RSU Award for the 2023 measurement period; and (ii) for incomplete measurement periods, the number of shares earned based on target performance.

Prior to the Effective Time, a sufficient amount of cash will be deposited by Parent or Merger Sub with a designated Payment Agent selected by Parent to pay the aggregate Merger Consideration. Once a stockholder has provided the Payment Agent with his, her or its stock certificates (or an affidavit of loss in lieu of a stock certificate) or, for book-entry shares not held through DTC, book receipt of an “agent’s message” in customary form in connection with the book-entry shares, appropriate letter of transmittal and other items specified by the Payment Agent, then the Payment Agent will pay the stockholder the appropriate portion of the aggregate Merger Consideration. For more information, see the section of this proxy statement captioned “The Merger Agreement — Exchange and Payment Procedures.”
Following the Merger and the transactions contemplated by the Rollover Agreements, all of the equity interests in the Surviving Corporation (other than the Sharecare Preferred Stock) will be owned by Parent. Each share of Sharecare Preferred Stock issued and outstanding immediately prior to the Effective Time will remain issued and outstanding following the Effective Time.
In connection with the Merger, certain members of Sharecare’s Board and management will receive benefits and be subject to obligations that are different from, or in addition to, the benefits and obligations of Sharecare’s stockholders generally, as described in more detail under “— Interests of Sharecare’s Directors and Executive Officers in the Merger.”
Benefits of the Merger for the Unaffiliated Security Holders
The primary benefit of the Merger to the “unaffiliated security holders” (as defined in Rule 13e-3) will be their right to receive the Merger Consideration for each share of Sharecare Common Stock owned by such stockholders and issued and outstanding immediately prior to the Effective Time as described above. This amount represents an approximately 85% premium to the closing price of Sharecare Common Stock on June 20, 2024, the last trading day before the public announcement of the Merger Agreement and the transactions contemplated thereby, as well as a premium of approximately 87% over the 90 calendar-day volume weighted average trading price on June 20, 2024. Additionally, such stockholders will avoid the risk after the Merger of any possible decrease in Sharecare’s future earnings, growth or value.
Detriments of the Merger to the Unaffiliated Security Holders
The primary detriment of the Merger to the “unaffiliated security holders” (as defined in Rule 13e-3) is the lack of an interest of such stockholders in the potential future earnings, growth, or value realized by Sharecare after the Merger, including as a result of any sale of Sharecare or its assets to a third party in the future. Additionally, the receipt of cash in exchange for Sharecare Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes to U.S. Holders (as defined in the section of this proxy statement captioned “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”) who surrender their Sharecare Common Stock in the Merger.
Certain Effects of the Merger for the Purchaser Filing Parties
If the Merger is completed, all of the shares of Sharecare Common Stock will be beneficially owned, indirectly through Parent, by the Purchaser Filing Parties and their affiliates. The benefits of the Merger to the Purchaser Filing Parties include the fact that, following the completion of the Merger, Parent will directly own 100% of the Sharecare Common Stock.
The table below sets forth the beneficial ownership of Sharecare Common Stock and resulting interests in Sharecare’s net book value and net earnings of the Purchaser Filing Parties prior to and immediately after the consummation of the Merger, based on Sharecare’s net book value as of March 31, 2024 and net earnings for the three-month period ended March 31, 2024 as if the Merger were completed on such date. The table below assumes that Mr. Arnold will rollover all his shares of Sharecare Common Stock in connection with the consummation of the Merger. The actual interests of the Purchaser Filing Parties following the consummation of the Merger may differ from the interests presented below if Mr. Arnold opts to reduce his Rollover Shares.
	Beneficial Ownership of Sharecare Prior to the Merger(1)			Beneficial Ownership of Sharecare After the Merger(1)
	% Ownership	Net Book Value as of March 31, 2024(2) ($ in thousands)	Net Earnings for the three- month period ended March 31, 2024(3) ($ in thousands)	% Ownership	Net Book Value as of March 31 2024(2) ($ in thousands)	Net Earnings for the three- month period ended March 31, 2024(3) ($ in thousands)
Parent	—	—	—	100.0%	405,571	(35,087)
Altaris Filing Parties	—	—	—	85.3%	345,952	(29,929)
Arnold Filing Parties	10.6%	42,828	(3,705)	3.4%	13,789	(1,193)
Claritas Filing Parties	10.1%	40,963	(3,544)	11.3%	45,830	(3,965)

(1)
Based on 368,271,367 shares of Sharecare Common Stock outstanding as of July 25, 2024.

(2)
Based on total stockholders’ equity of $405,571,000 as of March 31, 2024.

(3)
Based on net loss attributable to Sharecare of ($35,087,000) for the three-month period ended March 31, 2024.

In addition, Parent and Altaris Filing Parties will benefit from the savings associated with Sharecare no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the Merger to Parent and the Altaris Filing Parties include the lack of liquidity for Sharecare Common Stock following the Merger and the risk that Sharecare will decrease in value following the Merger.
Certain Effects on Sharecare if the Merger Is Not Completed
If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approval, or if the Merger is not completed for any other reason, Sharecare’s stockholders will not receive any payment for their shares of Sharecare Common Stock in connection with the Merger. Instead, (1) Sharecare will remain an independent public company, (2) Sharecare Common Stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and (3) Sharecare will continue to file periodic reports with the SEC. In addition, if the Merger is not completed, Sharecare expects that: (x) Sharecare’s management will continue to operate the business as it is currently being operated, and (y) Sharecare’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Sharecare operates and adverse economic conditions.

Furthermore, if the Merger is not completed, and depending on the circumstances that cause the Merger not to be completed, the price of Sharecare Common Stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of Sharecare Common Stock would return to the price at which Sharecare Common Stock trades as of the date of this proxy statement. Accordingly, there can be no assurance as to the effect of the Merger not being completed on the future value of your shares of Sharecare Common Stock. If the Merger is not completed, the Sharecare Board will continue to evaluate and review, among other things, Sharecare’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the Merger Agreement is not adopted as a result of the failure to obtain the Requisite Stockholder Approval, or if the Merger is not completed for any other reason, Sharecare business, prospects or results of operation may be adversely impacted.
In addition, in specified circumstances in which the Merger Agreement is terminated, Sharecare has agreed to pay Parent a termination fee of $17,673,572.40, as more fully described in “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Company Termination Fee.”
Unaudited Prospective Financial Information
Other than from time to time in connection with Sharecare’s regular earnings press releases and related investor materials, Sharecare does not, as a matter of course, make public projections as to Sharecare’s long-term future financial performance, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, financial projections prepared by Sharecare management were made available to the Special Committee, the Sharecare Board, the Special Committee’s financial advisors and potential counterparties to a strategic transaction. The financial projections are included in this proxy statement solely to give Sharecare’s stockholders access to the information that was made available to the Special Committee, the Sharecare Board, Houlihan Lokey, MTS, MTS Securities, and/or Altaris. These financial projections are not included in this proxy statement in order to influence any Sharecare stockholder as to how to vote at the Special Meeting with respect to the Merger, or whether to seek appraisal rights with respect to their shares of Sharecare Common Stock. By including the financial projections in this proxy statement, none of Sharecare, Houlihan Lokey, MTS, MTS Securities or any of Sharecare’s or Houlihan Lokey’s, MTS’s or MTS Securities’ representatives has made or makes any representation to any person regarding the information included in the financial projections or Sharecare’s ultimate performance as compared to the information contained in the financial projections.
In February 2024, in connection with the Sharecare Board’s evaluation of the proposals from Claritas and Party B, Sharecare management prepared unaudited non-public prospective financial information of Sharecare, on a standalone basis without giving effect to a prospective transaction, for fiscal year 2024 through fiscal year 2026 (the “February Projections”). The February Projections were updated in June 2024 to reflect actual performance through the first quarter of 2024 and the unaudited non-public prospective financial information of Sharecare, on a standalone basis without giving effect to the Merger, for fiscal year 2027 (the “June Projections” and together with the February Projections, the “Projections”). The February Projections were also made available to potential counterparties to a strategic transaction, including Altaris. The Projections were provided to the Special Committee and the Sharecare Board and were approved by the Special Committee for use by Houlihan Lokey, MTS and MTS Securities in connection with their financial analyses and, in the case of the June Projections, for the purpose of evaluating the fairness of the Merger Consideration from a financial point of view. The Projections are summarized below. The Special Committee used these Projections in connection with their evaluation of a strategic transaction, including the Merger, and to assist in its decision-making process in determining whether to recommend the Merger Agreement and the transactions contemplated thereby (including the Merger) to the Sharecare Board. The Sharecare Board used these Projections to assist in its decision-making process in determining whether to approve the Merger Agreement. Houlihan Lokey, MTS and MTS Securities used these Projections in connection with their financial analyses and, in the case of the June Projections, in connection with the delivery of their respective opinions to the Special Committee described below in “Special Factors — Opinion of the Financial Advisors to the Special Committee,” which are filed as Annex B and Annex C to this proxy statement and incorporated herein by reference.
Although the information in the Projections is presented with numerical specificity, it reflects numerous estimates and assumptions made by Sharecare management with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Sharecare’s business, in each case as of the date it was prepared, all of which are difficult or impossible to predict accurately and many of which are beyond Sharecare’s control. The Projections are forward-looking statements that should be read with caution. In addition, since the Projections cover multiple years, such information by its nature becomes less predictive with each successive year. See the section of this proxy statement captioned “Cautionary Statement Regarding Forward-Looking Statements,” as well as the section entitled “Risk Factors” in Sharecare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated by reference into this proxy statement.
In addition to the assumptions and estimates discussed below, the Projections include the following assumptions and estimates of Sharecare management:
•
total revenue growth rates ranging from approximately (9%) in 2024 to approximately 21% in 2026 in the February Projections and from approximately (6%) in 2024 to approximately 14% in 2027 in the June Projections;

•
gross profit margins ranging from approximately 46% in 2024 to approximately 49% in 2026 in the February Projections and from approximately 46% in 2024 to approximately 48% in 2027 in the June Projections; and

•
adjusted EBITDA margins ranging from approximately 5% in 2024 to approximately 15% in 2026 in the February Projections and from approximately 5% in 2024 to approximately 16% in 2027 in the June Projections, reflecting Sharecare management’s expectations for margin expansion based on improving gross margins mainly from the Enterprise channel (shift to a more SaaS based revenue mix) and enhanced operating leverage across sales and product and technology.

These values and amounts (i) were determined by Sharecare management based on their experience and judgment and their expectations of Sharecare’s operations as a standalone company and (ii) were reviewed by the Special Committee and approved by the Special Committee for use by Houlihan Lokey, MTS and MTS Securities in connection with their financial analyses. The Projections did not include projections for free cash flow of Sharecare. Each of Houlihan Lokey, MTS and MTS Securities calculated free cash flow of Sharecare based on the Projections by Sharecare management for their respective discounted cash flow analysis.
The following table summarizes the February Projections ($ in millions):
	2024E	2025E	2026E
Enterprise	$208.9	$283.0	$368.8
Provider	$122.7	$137.8	$152.2
Life Sciences	$85.9	$91.5	$97.9
Total Revenue	$417.4	$512.3	$618.9
Cost of Revenue(1)	$(223.8)	$(261.9)	$(318.5)
Gross Profit(2)	$193.5	$250.4	$300.4
Sales and Marketing Expenses(1)	$(46.2)	$(51.3)	$(55.1)
General and Administrative Expenses(1)	$(82.6)	$(92.6)	$(103.1)
Product and Technology Expenses(1)	$(42.6)	$(44.8)	$(50.1)
Total Operating Expenses(3)	$(171.3)	$(188.7)	$(208.4)
Adjusted EBITDA(4)	$22.2	$61.7	$92.0

(1)
Cost of revenue, sales and marketing expenses, general and administrative expenses and product technology expenses are adjusted to exclude stock-based compensation expense and certain non-recurring items.

(2)
Gross Profit represents total revenue minus cost of revenue (as adjusted as described in footnote (1)).

(3)
Total Operating Expenses represents sales and marketing expenses, general and administrative expenses and product and technology expenses in each case, as adjusted as described in footnote (1).

(4)
Adjusted EBITDA represents Sharecare earnings before interest, taxes, depreciation and amortization and stock-based compensation expense, adjusted for certain non-recurring items.

The following table summarizes the June Projections ($ in millions):
	2024E	2025E	2026E	2027E
Enterprise	$207.5	$283.0	$368.8	$436.4
Provider	$122.9	$137.8	$150.1	$159.8
Life Sciences	$86.0	$91.4	$97.9	$103.9
Total Revenue	$416.4	$512.3	$616.8	$700.1
Cost of Revenue(1)	$(224.5)	$(261.9)	$(316.6)	$(362.9)
Gross Profit(2)	$191.9	$250.4	$300.2	$337.2
Sales and Marketing Expenses(1)	$(45.5)	$(51.3)	$(55.1)	$(62.2)
General and Administrative Expenses(1)	$(79.3)	$(92.6)	$(103.0)	$(111.2)
Product and Technology Expenses(1)	$(45.3)	$(44.8)	$(50.0)	$(53.8)
Total Operating Expenses(3)	$(170.0)	$(188.7)	$(208.0)	$(227.3)
Adjusted EBITDA(4)	$21.5	$61.7	$92.2	$109.9

(1)
Cost of revenue, sales and marketing expenses, general and administrative expenses and product technology expenses are adjusted to exclude stock-based compensation expense and certain non-recurring items.

(2)
Gross Profit represents total revenue minus cost of revenue (as adjusted as described in footnote (1)).

(3)
Total Operating Expenses represents sales and marketing expenses, general and administrative expenses and product and technology expenses in each case, as adjusted as described in footnote (1).

(4)
Adjusted EBITDA represents Sharecare earnings before interest, taxes, depreciation and amortization and stock-based compensation expense, adjusted for certain non-recurring items.

In addition, solely for informational purposes, the following table summarizes certain select historical financial information for the fiscal years ended December 31, 2023 and 2022, as set forth in, or derived from, Sharecare’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (such historical financial information, the “Historical Financials”) ($ in millions):
	2022	2023
Enterprise	$258.6	$243.9
Provider	$104.2	$119.3
Life Sciences	$79.6	$82.0
Total Revenue	$442.4	$445.3
Cost of Revenue	$(238.3)	$(254.5)
Gross Profit(1)	$204.1	$190.7
Sales and Marketing Expenses	$(55.9)	$(57.4)
General and Administrative Expenses	$(171.8)	$(138.0)
Product and Technology Expenses	$(70.5)	$(70.0)
Total Operating Expenses(2)	$(298.2)	$(265.5)
Adjusted EBITDA(3)	$5.8	$16.5

(1)
Gross Profit represents total revenue minus cost of revenue.

(2)
Total Operating Expenses represents sales and marketing expenses, general and administrative expenses and product and technology expenses.

(3)
Adjusted EBITDA is a non-GAAP financial measure and represents Sharecare earnings before interest, taxes, depreciation and amortization and stock-based compensation expense, adjusted for certain non-recurring items. For a reconciliation of adjusted EBITDA for the fiscal years ended December 31, 2023 and 2022 from the most comparable GAAP measure, net loss, see the section entitled “Non-GAAP Financial Measures” in Sharecare’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated herein by reference.
The line items set forth in the Historical Financials are reported in accordance with GAAP unless otherwise noted in the footnotes to the Historical Financials. In particular, cost of revenue, gross profit, sales and marketing expenses, general and administrative expenses and product and technology expenses may not be comparable to the corresponding line items in the Projections, which include non-GAAP adjustments described in the footnotes to the corresponding line items in the Projections. The Historical Financials should be read together with the financial statements (including notes thereto) and other financial information set forth in Sharecare’s annual report on Form 10-K for the fiscal year ended December 31, 2023.
Although the Projections are presented with numerical specificity, they reflect numerous assumptions and estimates as to future events, including those detailed above, made by Sharecare management that Sharecare management believed in good faith were reasonable. Sharecare’s ability to achieve the financial results contemplated by the Projections will be affected by its ability to achieve its strategic goals, objectives and targets over the applicable periods, and will be subject to operational and execution risks associated therewith. The Projections reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and cause the Projections not to be achieved include, among others, (1) general economic conditions; (2) Sharecare’s ability to achieve operating objectives with respect to expenses and operating margins, as well the risks to its ability to grow revenues resulting from the execution of those objectives; (3) its ability to develop and successfully introduce and sell new solutions to current and future customers and the timetable to recognize a return from any such solutions; (4) its ability to achieve the various monetization, market share and other assumptions and estimates underlying the Projections; (5) changes in laws, regulations and taxes relevant to Sharecare’s business; (6) competitive pressures in the digital health industry, including new products and market entrants and changes in the competitive environment; (7) customer demand for Sharecare’s products and services; (8) Sharecare’s ability to attract, integrate and retain qualified personnel; and (9) uncertainty in the timing of relevant transactions and resulting cash inflows and outflows. Additional factors that may impact Sharecare or Sharecare’s business can be found in the various risk factors included in Sharecare’s periodic filings with the SEC. All of these factors are difficult to predict, and many of them are outside of Sharecare’s control. As a result, there can be no assurance that the Projections will be realized, and actual results may be materially better or worse than those contained in the Projections. The Projections may not be consistent with Sharecare’s historical operating data as a result of the assumptions and estimates detailed above. The Projections also may differ from publicized analyst estimates and forecasts. You should evaluate the Projections, if at all, in conjunction with Sharecare’s historical financial statements and other information regarding Sharecare contained in Sharecare’s public filings with the SEC.
The Projections were developed by Sharecare management as then-current estimates of Sharecare’s future financial performance as an independent company, without giving effect to the Merger, or any changes to Sharecare’s operations or strategy that may be implemented in connection with the pendency of, or following the consummation of, the Merger. Because the Projections reflect estimates and judgments, they are susceptible to sensitivities and assumptions, as well as to multiple interpretations based on actual experience and business developments. Except as discussed above with respect to the June Projections, the Projections do not take into account any circumstances or events occurring after the date they were prepared and, except to the extent required by applicable federal securities laws, Sharecare does not intend to update or otherwise revise the Projections to reflect circumstances existing after the date that such information was prepared or to reflect the occurrence of future events, even in the event that all or any of the assumptions are shown to be in error. The Projections also do not consider the effect of any failure of the Merger to be completed. The Projections are not, and should not be considered to be, a guarantee of future operating results. The Projections should not be regarded as an indication that Sharecare management, the Special Committee, the Sharecare Board or any of their respective advisors, or any other person, considered or now considers the Projections to be necessarily predictive of actual future results. For the foregoing reasons, as well as the bases and assumptions on which the Projections were compiled, the inclusion of specific portions of the Projections in this proxy statement should not be viewed as an indication that such projections are an accurate prediction of future events, and they should not be relied upon as such.
The Projections were not prepared with a view toward public disclosure or complying with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Projections included in this document have been prepared by, and are the responsibility of, Sharecare’s management. Neither Sharecare’s independent auditor nor any other independent accountants have audited, reviewed, examined, compiled, performed any other assurance procedures, nor applied agreed-upon procedures with respect to the Projections, nor have they expressed an opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Sharecare contained in Sharecare’s public filings with the SEC. The report of Ernst & Young LLP incorporated by reference in this proxy statement relates to Sharecare’s historical audited financial statements and does not extend to the Projections and should not be read to do so.
Certain of the financial measures included in the Projections and the Historical Financials are not calculated in accordance with GAAP. Financial measures such as adjusted EBITDA are non-GAAP financial measures. Sharecare believes that these non-GAAP measures are helpful in understanding its past financial performance and future results. Sharecare believes that adjusted EBITDA, when taken together with the most directly comparable GAAP financial measure of net income (loss), provides meaningful supplemental information regarding Sharecare’s performance by excluding certain items that may not be indicative of Sharecare’s business, results of operations or outlook. However, these non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. Financial measures included in financial information provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the Projections, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure.
Reconciliations of non-GAAP financial measures were not provided to or relied upon by the Special Committee, the Sharecare Board, Houlihan Lokey, MTS, MTS Securities or Altaris. Accordingly, no reconciliation of the financial measures included in the Projections is provided in this proxy statement.
The inclusion of the Projections should not be regarded as an indication that Sharecare, the Special Committee, the Sharecare Board, Houlihan Lokey, MTS, MTS Securities or any other recipient of the Projections considered, or now considers, the Projections to be predictive of Sharecare’s performance or actual future results. Further, the inclusion of the Projections in this proxy statement does not constitute an admission or representation by Sharecare that the information presented is material.
In light of the foregoing factors and the uncertainties inherent in the Projections, Sharecare stockholders are cautioned not to place undue reliance on the Projections.
Interests of Sharecare’s Directors and Executive Officers in the Merger
In considering the recommendation of the Sharecare Board that Sharecare stockholders approve the transaction and vote in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal, Sharecare stockholders should be aware that the executive officers and directors of Sharecare have certain interests in the transactions contemplated by the Merger Agreement that are or may be different from, or in addition to, the interests of Sharecare stockholders generally. These interests may create potential conflicts of interest. The Sharecare Board and the Special Committee were aware of these interests and considered them, among other matters, in evaluating and negotiating the Merger Agreement approving the Merger Agreement and the transactions contemplated by it, including the Merger, and in making their recommendation that Sharecare stockholders adopt the Merger Agreement.

These interests are described in more detail below, including compensation that may become payable in connection with the Merger to Sharecare’s named executive officers (which is the subject of an advisory (nonbinding) vote of Sharecare stockholders). For more information, please see the section of this proxy statement captioned “Proposal 2: The Compensation Proposal.” The dates used below to quantify these interests have been selected for illustrative purposes only in accordance with SEC rules and do not necessarily reflect the dates on which certain events will occur.
For purposes of this disclosure, Sharecare’s named executive officers are:
•
Brent Layton — Chief Executive Officer

•
Justin Ferrero — President and Chief Financial Officer

•
Dawn Whaley — President and Chief Marketing Officer

•
Jeff Arnold — Founder and Executive Chairman (Former Chief Executive Officer)

For purposes of this disclosure, Sharecare’s executive officers consist of its named executive officers and Colin Daniel (Chief Administrative Officer) and Carrie Ratliff (Chief Legal Officer). We refer to a termination without cause or for good reason within two years following a change in control as a “qualifying termination.”
Treatment of Sharecare Equity Awards
Pursuant to the Merger Agreement, at the Effective Time:
•
Each outstanding Sharecare Option that is vested or vests upon the Effective Time in accordance with its terms will, automatically and without any action by the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to the Option Consideration.

•
Each outstanding Sharecare Option that is unvested and held by an executive officer (each of whom is a CIC Plan Participant) will automatically be cancelled and converted into the right to receive (a) a Contingent Cash Award having a value equal to 70% of the Option Consideration with respect to such Sharecare Option and (b) a Contingent Unit Award having a capital value equal to 30% of the Option Consideration with respect to such Sharecare Option, in each case subject to the same terms and conditions as apply to such Sharecare Option immediately prior to the Effective Time, except that such Contingent Cash Awards and Contingent Unit Awards shall be settled in cash and common units, respectively, on the next regularly scheduled payroll date of the Surviving Corporation or the applicable subsidiary following the applicable vesting dates.

•
With respect to each Sharecare Option the vesting of which is subject to stock price performance hurdles, (a) such stock price performance hurdles will be deemed to have been satisfied to the extent the Merger Consideration exceeds the applicable performance hurdle and (b) any tranches of performance-vesting options whose performance hurdles exceed the Merger Consideration will automatically be forfeited at the Effective Time.

•
Each Sharecare Option (whether vested or unvested and whether held by a CIC Plan Participant or non-CIC Plan Participant) for which the exercise price per share of Sharecare Common Stock is equal to or greater than the Merger Consideration will automatically be cancelled at the Effective Time without consideration and, for CIC Plan Participants, will not be converted into a Contingent Cash Award or Contingent Unit Award.

•
Each outstanding Sharecare RSU Award corresponding to Sharecare Common Stock that is held by a non-employee director of the Sharecare Board, whether or not vested, will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to the RSU Consideration.

•
Unless otherwise agreed in writing between Parent and any holder of Sharecare RSU Awards, each Sharecare RSU Award held by an executive officer (each of whom is a CIC Plan Participant) will automatically be cancelled and converted into (i) a Contingent Cash Award in an amount in cash equal to 70% of the RSU Consideration, and (ii) a Contingent Unit Award with a capital value equal to 30% of the RSU Consideration, in each case subject to the same terms and conditions as apply to such Sharecare RSU Award immediately prior to the Effective Time. With respect to any Sharecare RSU Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Sharecare RSU Award will be equal to (i) 125.3% of the target number of shares of Sharecare Common Stock covered by such Company RSU Award for the 2023 measurement period; and (ii) for incomplete measurement periods, the greater of (x) the number of shares earned based on target performance and (y) the number of shares earned based on actual performance extrapolated as of the Effective Time through the end of the applicable measurement period. Any Contingent Cash Award or Contingent Unit Award converted from a Sharecare RSU Award will, except as provided herein, continue to be subject to the same terms and conditions that applied to the underlying Sharecare RSU Award immediately prior to the Effective Time.
The executive officers are entitled to accelerated vesting of equity awards upon a qualifying termination under the CIC Plan, as described below in “— Change in Control Plan.”
For an estimate of the value of unvested equity awards that would vest assuming that the Merger occurs on July 26, 2024, and each of the named executive officers experiences a qualifying termination on that date, see “— Quantification of Payments and Benefits to Sharecare’s Named Executive Officers” below. We estimate that the value of unvested equity awards held by Mr. Daniel and Ms. Ratliff that would vest assuming that the Effective Time occurs on July 26, 2024 and that they both experience a qualifying termination on such date is $6,544,612 in the aggregate, calculated based on the Merger Consideration of $1.43 per share. Assuming the Effective Time occurs on July 26, 2024, we estimate that the value of unvested equity awards held by non-employee directors of Sharecare that would vest is $986,704 in the aggregate, calculated based on the Merger Consideration of $1.43 per share.
Change in Control Plan
Sharecare maintains the CIC Plan, in which all of its executive officers participate. Under the CIC Plan, in the event of a termination without cause or for good reason within two years following a change in control, an executive officer would be entitled to the following severance benefits: (a) 2x (or 3x in the case of Mr. Arnold) the sum of annual base salary and target annual bonus; (b) a prorated target annual bonus (for a description of the treatment of the 2024 annual bonus for certain executive officers, see “— Good Reason Waivers; 2024 Annual Bonus” below); (c) payment equal to 24 times the monthly COBRA charge in effect on the date of such executive officer’s termination of employment; and (d) accelerated vesting of all outstanding replacement awards (i.e., the Contingent Cash Awards and Contingent Unit Awards) received in connection with the change in control. Notwithstanding clause (d) in the foregoing description, all Sharecare RSU Awards held by Mr. Arnold that were granted on or after November 8, 2023 and all Sharecare RSU Awards held by Mr. Layton would vest pro rata, rather than in full, upon a qualifying termination in connection with a change in control that occurs prior to November 9, 2024, in accordance with applicable award terms.
The foregoing severance payments and benefits are generally subject to the executive officer’s execution and nonrevocation of a release of claims and compliance with applicable restrictive covenants.
For an estimate of the value of the severance payments and benefits (other than equity awards, which are quantified separately) described above that would be payable to Sharecare’s named executive officers assuming that the Effective Time occurs on July 26, 2024 and that the executive experiences a qualifying termination on that date, see “— Quantification of Payments and Benefits to Sharecare’s Named Executive Officers” below. We estimate that the aggregate value of severance payments and benefits (other than equity awards, which are quantified separately) that would be payable to Mr. Daniel (taking into account the treatment of his 2024 annual bonus as described below in “— Good Reason Waivers; 2024 Annual Bonus”) and Ms. Ratliff, assuming that the Effective Time occurs on July 26, 2024 and that they both experience a qualifying termination on that date, is $3,469,517 in the aggregate.
Good Reason Waivers; 2024 Annual Bonus
In connection with the Merger, Sharecare entered into a good reason waiver with each of its executive officers (other than Mr. Arnold and Ms. Ratliff), which provides, among other things, that the executive waives any right to terminate his or her employment for good reason under the CIC Plan solely as the result of Sharecare ceasing to be publicly-traded or becoming a privately held company following the transactions contemplated by the Merger Agreement. Each good reason waiver further provides that the executive’s 2024 annual bonus will be paid based on target performance for the nine-month period ending September 30, 2024 and actual performance for the remainder of 2024, subject to continued employment through December 31, 2024 or an earlier termination of employment without cause following the Closing.
Section 280G and 4999 of the Code
Pursuant to the CIC Plan, if payments to an executive under the plan or otherwise would be subject to Sections 280G and 4999 of the Code, such payments would be reduced to the extent the executive would be better off after taxes.
If Sharecare reasonably determines that the Effective Time will not occur in 2024, then in order to mitigate any effects of Section 280G and 4999 of the Code and in consultation with Parent, it may accelerate into calendar year 2024 (a) the payment of 2024 annual bonuses that Parent agrees have been earned (including payment of the portion of the 2024 annual bonus paid based on target performance for the nine-month period ended September 30, 2024 pursuant to the good reason waivers) and (b) the vesting or payment of compensation that would vest or become payable at the Effective Time in accordance with the Merger Agreement or the terms of the applicable benefit plan.
Special Committee Fees
In consideration of the expected time and effort that would be required of the members of the Special Committee in evaluating the proposed Merger, the Sharecare Board determined that each member of the Special Committee would receive as compensation a one-time payment in cash of (i) for each member of the Special Committee (other than the chair), $50,000 and (ii) for the chair of the Special Committee, $125,000, which, together with payments to each member of the Special Committee, shall not exceed $325,000 in the aggregate. The compensation was not, and is not, contingent upon the approval or the completion of the Merger or any other transaction. No other meeting fees or other compensation will be paid to the members of the Special Committee in connection with their service on the Special Committee. Such fees are in addition to the regular compensation received as a member of the Sharecare Board.
Insurance and Indemnification of Directors and Executive Officers
Pursuant to the terms of the Merger Agreement, directors and officers of Sharecare will be entitled to certain ongoing indemnification and insurance coverage, including under Sharecare’s directors’ and officers’ liability insurance policies. For more information, see the section of this proxy statement captioned “The Merger Agreement — Indemnification and Insurance.”
Rollover Agreements
On June 21, 2024, Mr. Arnold entered into the Arnold Rollover Agreement, pursuant to which Mr. Arnold will contribute a portion of the shares of Sharecare Common Stock he owns to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP.
On June 25, 2024, John H. Chadwick and the other Claritas Rollover Stockholders entered into the Claritas Rollover Agreement, pursuant to which they will contribute all of the shares of Sharecare Common Stock they own to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP.
For more information on the Arnold Rollover Agreement and the Claritas Rollover Agreement, see the section of this proxy statement captioned “The Rollover Agreements” and the full text of the Arnold Rollover Agreement and the Claritas Rollover Agreement, attached as Annex D and Annex E to this proxy statement, respectively, which are incorporated by reference in this proxy statement in their entirety.

New Compensation Arrangements
As described in more detail above under “— Treatment of Sharecare Equity Awards,” Sharecare executive officers will receive Contingent Unit Awards in replacement of certain Sharecare Equity Awards upon the Effective Time, which Contingent Unit Awards will generally be subject to the same terms and conditions as apply to the corresponding Sharecare Equity Awards as of immediately prior to the Effective Time.
Under the Arnold Rollover Agreement, Mr. Arnold waives any right to terminate his employment for good reason under the CIC Plan solely as the result of Sharecare ceasing to be publicly traded or becoming a privately held company following the consummation of the transactions contemplated by the Merger Agreement. The Arnold Rollover Agreement further provides that Mr. Arnold will enter into an agreement with TopCo pursuant to which Mr. Arnold will forfeit all of his unvested Sharecare Equity Awards in favor of profits interests of TopCo with a priority catch up equal to the aggregate value of the forfeited Sharecare Equity Awards.
Executive officers and directors who become officers, directors or employees or who otherwise are retained to provide services to Parent or its affiliates after the Closing may enter into other, new individualized compensation arrangements and may participate in cash or equity incentive or other benefit plans maintained by Parent or any of its affiliates. As of the date of this proxy statement, no compensation arrangements between such persons and Parent and/or its affiliates have been established or discussed.
Quantification of Payments and Benefits to Sharecare’s Named Executive Officers
The table below sets forth the amount of payments and benefits that each of Sharecare’s named executive officers would receive in connection with the Merger, assuming (i) that the Merger were consummated and each such named executive officer experienced a qualifying termination on July 26, 2024 (which is the assumed date of the consummation of the Merger solely for purposes of this disclosure); and (ii) a per share price of Sharecare common stock of $1.43, which is the per share Merger Consideration. The calculations in the table below do not attempt to forecast any adjustments in compensation that may occur following the date of this proxy statement, including additional awards, grants or forfeitures that may occur prior to the Effective Time or any awards that, by their terms, vest irrespective of the Merger prior to the Effective Time. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Named Executive Officers
Brent Layton Chief Executive Officer	2,500,000	1,149,247	40,202	3,689,449
Justin Ferrero President and Chief Financial Officer	2,250,000	7,254,805	34,295	9,539,100
Dawn Whaley President and Chief Marketing Officer	2,250,000	7,254,805	39,328	9,544,133
Jeff Arnold Founder and Executive Chairman (Former Chief Executive Officer)	4,595,902	6,539,168	56,965	11,192,035

(1)
As described above, the cash amounts payable to each named executive officer under the CIC Plan and, if applicable, good reason waiver consist of the following components:

(a)
A cash severance payment equal to 2x (or 3x in the case of Mr. Arnold) the sum of annual base salary and target annual bonus; and

(b)
(i) in the case of Mr. Arnold, a prorated target annual bonus for 2024; and (ii) in the case of each other named executive officer, a target annual bonus for 2024 (representing an estimate of the 2024 bonus to which the applicable executive is entitled upon a termination without cause under the executive’s good reason waiver, which is based on target performance for the nine-month period through September 30, 2024 and actual performance for the remainder of 2024, as described in more detail above in “— Good Reason Waivers; 2024 Annual Bonus”).
All components of the cash amounts are “double-trigger” (i.e., they are contingent upon a qualifying termination of employment in connection with the closing of the Merger) and are generally subject to the named executive officer’s execution and nonrevocation of a release of claims and compliance with restrictive covenants. The estimated amounts of each component of the cash payments are set forth in the table below.
Name	Severance Payment ($)	Annual Bonus ($)
Named Executive Officers
Brent Layton	2,000,000	500,000
Justin Ferrero	1,800,000	450,000
Dawn Whaley	1,800,000	450,000
Jeff Arnold	4,200,000	395,902

(2)
For a description of the treatment of equity awards held by the named executive officers, see “— Treatment of Sharecare Equity Awards” above. All outstanding Sharecare Options held by the named executive officers are either vested or would be forfeited upon the consummation of the Merger based on the Merger Consideration and the applicable stock price hurdles. Set forth below are the values of time-vesting and performance-vesting Sharecare RSU Awards held by each named executive officer that would become vested upon a termination of employment without cause or for good reason within 24 months following the consummation of the Merger (“double-trigger”).

Name	Time-Vesting Sharecare RSU Award ($)	Performance-Vesting Sharecare RSU Award ($)
Named Executive Officers
Brent Layton	340,476	808,770
Justin Ferrero	6,200,527	1,054,278
Dawn Whaley	6,200,527	1,054,278
Jeff Arnold	4,189,773	2,349,395

(3)
The amounts in this column reflect the value of payment equal to 24 times the monthly COBRA charge in effect on the date of such executive officer’s termination of employment. Such amounts are “double-trigger” (i.e., they are contingent upon a qualifying termination of employment in connection with the closing of the Merger) and are subject to the named executive officer’s execution and nonrevocation of a release of claims and compliance with restrictive covenants.

Intent of Certain Stockholders to Vote in Favor of the Merger
On June 21, 2024 and June 25, 2024, respectively, Jeff Arnold, who beneficially owned approximately 10.4% of the voting power of the outstanding shares of Sharecare Common Stock as of July 25, 2024, and the Claritas Rollover Stockholders, who beneficially owned, in the aggregate, approximately 9.9% of the voting power of the outstanding shares of Sharecare Common Stock as of July 25, 2024, entered into the applicable Rollover Agreements, pursuant to which such Rollover Stockholder agreed to vote all of their respective shares of Sharecare Common Stock in favor of the Merger Proposal, subject to the terms and conditions contained in the applicable Rollover Agreements. In addition, pursuant to the Arnold Rollover Agreement, among other things, Jeff Arnold will directly or indirectly contribute all of the shares of Sharecare Common Stock held by Mr. Arnold to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges will happen immediately prior to the Effective Time and will result in Jeff Arnold owning approximately 3.4% (assuming all shares of Sharecare Common Stock held by

Mr. Arnold are rolled over) or 2.6% (assuming the Rollover Shares are reduced by a maximum of 2.7 million shares of Sharecare Common Stock) of the equity interests in TopCo LP. Pursuant to the Arnold Rollover Agreement, the shares of Sharecare Common Stock to be contributed to TopCo Inc by Mr. Arnold will be contributed by TopCo Inc to Parent immediately prior to the Effective Time, and as a result of the Merger, each share of Sharecare Common Stock held by Parent will automatically be converted into one share of common stock of the Surviving Corporation.
Further, pursuant to the Claritas Rollover Agreement, among other things, certain affiliates of Claritas Capital, LLC will directly or indirectly contribute all of the shares of Sharecare Common Stock held by such stockholders to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges will happen immediately prior to the Effective Time and will result in such affiliates of Claritas Capital, LLC owning approximately 11.3% of the equity interests in TopCo LP. Pursuant to the Claritas Rollover Agreement, the shares of Sharecare Common Stock to be contributed to TopCo Inc by such affiliates of Claritas Capital, LLC will be contributed by TopCo Inc to Parent immediately prior to the Effective Time, and as a result of the Merger, each share of Sharecare Common Stock held by Parent will automatically be converted into one share of common stock of the Surviving Corporation.
For more information, see the section of this proxy statement captioned “The Rollover Agreements” and the full text of the Arnold Rollover Agreement and the Claritas Rollover Agreement, attached as Annex D and Annex E to this proxy statement, respectively, which are incorporated by reference in this proxy statement in their entirety.
Closing and Effective Time of the Merger
The Closing will take place (1) on a date that is no later than the third business day after the satisfaction or waiver (to the extent permitted under the Merger Agreement) of the last to be satisfied or waived closing conditions of the Merger Agreement (described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger”), other than conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions, or (2) at such other time agreed to in writing by Sharecare, Parent and Merger Sub. On the date on which the Closing occurs (the “Closing Date”), the parties will file a Certificate of Merger with the Secretary of State of the State of Delaware as provided under the DGCL. The Merger will become effective upon the filing and acceptance of the Certificate of Merger, or at a later time agreed to in writing by the parties and specified in the Certificate of Merger.
Accounting Treatment
The Parent Entities anticipate that Parent will be considered the acquirer of Sharecare for accounting purposes. If so, Parent will use the acquisition method of accounting to allocate the purchase consideration to Sharecare’s assets acquired and liabilities assumed, which will be recorded at fair value.
Material U.S. Federal Income Tax Consequences of the Merger
The following is a general discussion of the material U.S. federal income tax consequences of the Merger to U.S. Holders (as defined below) of Sharecare Common Stock whose shares are exchanged for the Merger Consideration pursuant to the Merger. This discussion is based upon the Code, applicable U.S. Treasury Regulations promulgated thereunder, judicial opinions, and administrative rulings and published positions of the IRS, each as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Sharecare Common Stock that is (or is treated as), for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (1) that is subject to the primary supervision of a court within the United States and all the substantial decisions of which are controlled by one or more “United States persons” (within the meaning of the Code) or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a “United States” (within the meaning of the Code).

This discussion applies only to U.S. Holders of shares of Sharecare Common Stock who hold such shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not address any tax consequences applicable to holders of Sharecare Equity Awards or any Rollover Stockholders. In addition, this discussion does not address or consider any tax consequences arising under the alternative minimum tax, the Medicare tax on net investment income, or the Foreign Account Tax Compliance Act (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into pursuant to thereto or in connection therewith). Further, no information is provided with respect to any tax consequences under state, local or non-U.S. laws or U.S. federal laws other than those pertaining to the U.S. federal income tax.
This discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, or that may apply to holders subject to special treatment under U.S. federal income tax law, including, for example:
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banks or other financial institutions;

•
mutual funds;

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insurance companies;

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tax-exempt organizations (including private foundations), governmental agencies, instrumentalities or other governmental organizations, or qualified foreign pension funds;

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retirement or other tax deferred accounts;

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S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (or investors in such entities or arrangements);

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controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax;

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dealers or brokers in securities, currencies or commodities;

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dealers or traders in securities that elect to use the mark-to-market method of accounting;

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regulated investment companies or real estate investment trusts, or entities subject to the U.S. anti-inversion rules;

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U.S. expatriates or certain former citizens or long-term residents of the United States;

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entities that are expatriated entities, surrogate foreign corporations or inverted corporations for U.S. federal income tax purposes;

•
holders that own or have owned (directly, indirectly or constructively) five percent or more of Sharecare Common Stock (by vote or value);

•
holders who hold their shares of Sharecare Common Stock as part of a hedging, constructive sale or conversion, straddle, synthetic security, integrated investment or other risk reduction transaction for U.S. federal income tax purposes;

•
holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of Sharecare Common Stock being taken into account in an “applicable financial statement” (as defined in the Code);

•
holders that do not vote in favor of the Merger and who properly demand appraisal of their shares under Section 262 of the DGCL;

•
holders that acquired their shares of Sharecare Common Stock pursuant to the exercise of employee stock options or warrants or otherwise as compensation or in connection with the performance of services; or

•
holders whose “functional currency” is not the U.S. dollar.

If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Sharecare Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partners, the activities of the partners and the partnership and certain determinations made at the partner level. Partnerships holding shares of Sharecare Common Stock and partners therein should consult their tax advisors.
HOLDERS SHOULD CONSULT THEIR TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF THE ALTERNATIVE MINIMUM TAX, THE UNEARNED INCOME MEDICARE CONTRIBUTION TAX, AND ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
Consequences to U.S. Holders
The receipt of the Merger Consideration by a U.S. Holder in exchange for shares of Sharecare Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder who receives the Merger Consideration in exchange for shares of Sharecare Common Stock pursuant to the Merger will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in such shares.
If a U.S. Holder’s holding period in the shares of Sharecare Common Stock surrendered in the Merger is greater than one year as of the date of the Merger, the gain or loss will be long-term capital gain or loss. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of a capital loss recognized on the exchange is subject to limitations. If a U.S. Holder acquired different blocks of Sharecare Common Stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Sharecare Common Stock.
Information Reporting and Backup Withholding
Information reporting and backup withholding (currently at a rate of twenty-four percent) may apply to payments made in exchange for Sharecare Common Stock pursuant to the Merger. To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying under penalties of perjury that such U.S. Holder is a “United States person” (within the meaning of the Code), the taxpayer identification number provided is correct, and such U.S. Holder is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
Regulatory Approvals Required for the Merger
General Efforts
Under the Merger Agreement, Parent, Merger Sub and Sharecare agreed to use their respective reasonable best efforts to take (or cause to be taken) all actions, do (or cause to be done) all things and assist and cooperate with the other parties in doing (or causing to be done) all things, in each case, as are necessary, proper or advisable pursuant to applicable law to consummate and make effective the Merger, including: (1) preparing and filing all documentation necessary to effect all necessary actions or nonactions, waivers, consents, clearances, approvals, and expirations or terminations of waiting periods from governmental authorities, (2) obtaining from governmental authorities any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders advisable or required to be obtained by Sharecare or Parent, or any of their respective affiliates, including under applicable antitrust laws, (3) avoiding or defending against, as applicable, any lawsuits, actions or other proceedings challenging the Merger Agreement and other transactions contemplated under the Merger Agreement under any antitrust law or foreign investment law, (4) as promptly as reasonably practicable, and within ten (10) business days of June 21, 2024, making all necessary filings under the HSR Act, and (5) as promptly as reasonably practicable, making any other required or advisable registrations, declarations, submissions and filings with governmental authorities, in each case, that are necessary or advisable to consummate the Merger.
HSR Act; Competition Laws
Under the HSR Act, the Merger cannot be completed until Parent and Sharecare file a Notification and Report Form with the FTC and the DOJ and the applicable waiting period has expired or been terminated. The parties filed a Notification and Report Form with the FTC and DOJ on or prior to July 9, 2024. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms, unless extended, or the early termination of that waiting period. The initial waiting period under the HSR Act expired at 11:59 p.m., Eastern Time, on August 8, 2024.
Parent and Merger Sub, on the one hand, and Sharecare (and its subsidiaries, if applicable) have each agreed to use their respective reasonable best efforts to (1) supply (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made, and (2) take all action necessary to, as soon as practicable, (a) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws applicable to the Merger and (b) obtain any required consents pursuant to any antitrust laws applicable to the Merger.
At any time before or after consummation of the Merger, notwithstanding the termination of the waiting period under the HSR Act, other governmental authorities of any applicable jurisdiction could take such action under the antitrust laws as it deems necessary or desirable, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under its antitrust laws as it deems necessary or desirable. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of Sharecare or Parent. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
Subject to the terms of the Merger Agreement, each of Parent and Merger Sub agreed to, if and to the extent necessary to obtain clearance of the Merger pursuant to the HSR Act and any other antitrust laws applicable to the Merger, commit to and effect, by consent decree, hold separate order or otherwise, (1) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, Sharecare or their respective subsidiaries, and (2) otherwise take or commit to take actions that after the Closing would limit Parent’s, Sharecare’s or any of their respective subsidiaries’ freedom of action with respect to, or its ability to operate and/or retain any of the businesses, assets or properties of Parent, Sharecare or any of their respective subsidiaries; provided, however, that nothing in the Merger Agreement will require Parent, Sharecare or Merger Sub to take or agree to take any action of the types referred to in clauses (1) and (2) unless it is binding on or otherwise applicable to Sharecare only from and after the Effective Time in the event that the Closing occurs.
Limited Guarantee
Pursuant to the Limited Guarantee, the Altaris Fund has agreed to guarantee the due, punctual and complete payment of (1) any monetary damages payable by Parent, Merger Sub or any of their affiliates to Sharecare following a termination of the Merger Agreement in accordance with its terms, subject to certain conditions set forth in the Merger Agreement and the Limited Guarantee, and (2) certain indemnification and reimbursement obligations of Parent and Merger Sub under the Merger Agreement.
The obligations of the Altaris Fund under the Limited Guarantee are subject to an aggregate cap of $45 million.

Subject to specified exceptions, the Limited Guarantee will terminate upon the earliest of:
(1)
the consummation of the Closing and the payment of all amounts required to be paid by Parent under the Merger Agreement at or prior to the Closing;

(2)
90 days following the valid termination of the Merger Agreement;

(3)
the payment and performance in full of all of the Altaris Fund’s obligations under the Limited Guarantee; and

(4)
at the Altaris Fund’s election, at any time when Sharecare or one of its controlled affiliates asserts certain claims in a proceeding against the Altaris Fund.

Financing of the Merger
The anticipated total amount of cash necessary to complete the Merger and the related transactions, and to pay the fees and expenses required to be paid at the Closing by the Parent Entities under the Merger Agreement, is approximately $508 million. This amount includes funds needed to: (a) pay the aggregate Merger Consideration in respect of the Sharecare Common Stock (other than Excluded Shares), (b) make required payments in respect of the vested and outstanding Sharecare Equity Awards payable in connection with the Closing and (c) repay outstanding Indebtedness under the Company Credit Agreement.
Parent and Merger Sub have obtained committed financing consisting of equity financing to be provided by the Equity Investors pursuant to the terms and conditions of the Equity Commitment Letter. The Equity Investors are fund entities managed by Altaris and the source of funds for such equity financing by the Equity Investors will consist of the available capital of such fund entities, which includes capital contributions from investors in such fund entities in the ordinary course of business. In connection with the Merger Agreement, Parent and Merger Sub have delivered to Sharecare a true and accurate copy of the Equity Commitment Letter. The equity financing contemplated by the Equity Commitment Letter will be available to Parent pursuant to the terms and conditions of the Equity Commitment Letter to fund the aggregate Merger Consideration and to pay the fees, expenses and other amounts specified in the Merger Agreement to be paid by Parent and Merger Sub in connection with the Closing. No later than Sharecare’s first payroll date that is at least ten (10) business days following the Effective Time, Parent will cause to be paid by or on behalf of Sharecare, by wire transfer of immediately available funds, the aggregate Option Consideration and other amounts required to be paid pursuant to Section 4.3 of the Merger Agreement. In no event shall the receipt or availability of any funds or financing (including any Debt Financing) by Parent or any of its affiliates or any other financing be a condition to any of Parent’s obligations under the Merger Agreement.
Equity Financing
In connection with the Merger, Parent delivered to Sharecare the Equity Commitment Letter, dated as of June 21, 2024, in connection with the financing of the Merger, pursuant to which, subject to the terms and conditions therein, the Equity Investors will provide Parent with an equity commitment of up to $561,200,000 in cash in the aggregate, in accordance with the respective commitment percentages of the Equity Investors set forth therein, which may be reduced in accordance with the terms set forth in the Equity Commitment Letter. Sharecare is an express third-party beneficiary of the Equity Commitment Letter solely with respect to enforcing Parent’s right to cause the commitments under the Equity Commitment Letter by the Equity Investors to be funded to Parent when required in accordance with the terms of the Equity Commitment Letter, subject to (1) the satisfaction or waiver (to the extent permitted by the Merger Agreement) of each of the conditions to the Parent Entities’ obligation to consummate the transactions contemplated by the Merger Agreement set forth in Article VII of the Merger Agreement (other than those conditions that by their nature are to be satisfied at or immediately prior to the Closing; provided, that those other conditions would be capable of being satisfied at the Closing and subject to the satisfaction or waiver of such conditions at Closing), and (2) the substantially concurrent consummation of the Closing in accordance with the terms of the Merger Agreement, including Section 1.2 of the Merger Agreement.
Rollover Equity
Concurrently with the execution and delivery of the Merger Agreement, Parent and Jeff Arnold entered into the Arnold Rollover Agreement. On June 25, 2024, Parent and the Claritas Rollover

Stockholders entered into the Claritas Rollover Agreement. Pursuant to the Arnold Rollover Agreement, among other things, Jeff Arnold will directly or indirectly contribute all of the shares of Sharecare Common Stock held by Mr. Arnold to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges will happen immediately prior to the Effective Time and will result in Jeff Arnold owning approximately 3.4% (assuming all shares of Sharecare Common Stock held by Mr. Arnold are rolled over) or 2.6% (assuming the Rollover Shares are reduced by a maximum of 2.7 million shares of Sharecare Common Stock) of the equity interests in TopCo LP. Pursuant to the Arnold Rollover Agreement, the shares of Sharecare Common Stock to be contributed to TopCo Inc by Mr. Arnold will be contributed by TopCo Inc to Parent immediately prior to the Effective Time, and as a result of the Merger, each share of Sharecare Common Stock held by Parent will automatically be converted into one share of common stock of the Surviving Corporation.
Further, pursuant to the Claritas Rollover Agreement, among other things, certain affiliates of Claritas Capital, LLC will directly or indirectly contribute all of the shares of Sharecare Common Stock held by such stockholders to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges will happen immediately prior to the Effective Time and will result in such affiliates of Claritas Capital, LLC owning approximately 11.3% of the equity interests in TopCo LP. Pursuant to the Claritas Rollover Agreement, the shares of Sharecare Common Stock to be contributed to TopCo Inc by such affiliates of Claritas Capital, LLC will be contributed by TopCo Inc to Parent immediately prior to the Effective Time, and as a result of the Merger, each share of Sharecare Common Stock held by Parent will automatically be converted into one share of common stock of the Surviving Corporation.
The consummation of the exchange of Sharecare Common Stock contemplated by the Rollover Agreements is subject to the following conditions: (i) the representations and warranties of each party to the applicable Rollover Agreement will be true and correct in all respects, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the other parties thereto to perform its or their obligations under the applicable Rollover Agreement or to consummate the transactions contemplated thereby, and (ii) each party will have performed all of the agreements and covenants contained in or contemplated by the applicable Rollover Agreement that are required to be performed by such party under the applicable Rollover Agreement at or prior to the Contribution Closing (as defined in the Rollover Agreements). The Rollover Agreements will terminate automatically if, at any time prior to the Contribution Closing, the Merger Agreement will have been terminated for any reason by any of the parties thereto in accordance with its terms and conditions.
Copies of the Arnold Rollover Agreement and the Claritas Rollover Agreement are attached as Annex D and Annex E to this proxy statement, respectively, which are incorporated by reference in this proxy statement in their entirety.
Delisting and Deregistration of Sharecare Common Stock
If the Merger is completed, Sharecare Common Stock and Sharecare’s public warrants will no longer be traded on Nasdaq and will be deregistered under the Exchange Act. Sharecare will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC on account of Sharecare Common Stock or Sharecare’s public warrants.
Fees and Expenses
Except as described under “The Merger Agreement — Company Termination Fee,” if the Merger is not completed, all fees and expenses incurred in connection with the Merger will be paid by the party incurring those fees and expenses, and in the case of the Special Committee, all fees and expenses will be paid by Sharecare. If the Merger is completed, all costs and expenses incurred by Parent or Merger Sub in connection with the transaction will be paid by the Surviving Corporation. Total fees and expenses incurred or to be incurred by Sharecare (including the Special Committee) are estimated at this time to be as follows:

Description	Amount ($)
Financial advisory fees and expenses	[ ]
Legal fees and expenses	[ ]
SEC filing fees	[ ]
Printing, proxy solicitation, EDGAR filing and mailing expenses	[ ]
Miscellaneous	[ ]
Total	[ ]
It is also expected that Merger Sub and/or Parent will incur approximately $11.9 million of financing costs, legal fees, exchange agent fees, and other advisory fees.
Houlihan Lokey and MTS each acted as financial advisor to the Special Committee with respect to the proposed transaction. Sharecare engaged Houlihan Lokey to provide financial advisory services in connection with a possible merger, consolidation, business combination, sale, financing, recapitalization or other similar transaction. At the request of the Special Committee, Sharecare directed Houlihan Lokey to provide such services to the Special Committee. Sharecare retained MTS to provide its services for the benefit of, at the direction of and under the authority of the Special Committee in connection with Sharecare’s consideration, evaluation and/or exploration of certain potential merger and acquisition transactions or similar transactions (including the delivery of the MTS Opinion). Houlihan Lokey and MTS will each receive a fee from Sharecare for such services.
Houlihan Lokey will receive a success-based fee equal to 1.5% of the total transaction value upon consummation of the Merger (the “Houlihan Transaction Fee”). Houlihan Lokey delivered an opinion to the Special Committee as to whether the Merger Consideration to be received by the holders of Sharecare Common Stock, other than the Rollover Stockholders and holders of Excluded Shares, in the Merger pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of Excluded Shares). In exchange for the provision and delivery of such opinion, Houlihan Lokey became entitled to a fee of $1,000,000, which is 50% creditable against the Houlihan Transaction Fee. Finally, Sharecare will pay Houlihan Lokey an advisory fee equal to 20% of any “termination fee,” “break-up fee,” “topping fee,” “expense reimbursement” or other form of compensation payable in cash or other assets (the “Houlihan Break-Up Fee”), in each case, which is paid to or forfeited to Sharecare or any of its subsidiaries in the event that the Merger is terminated, abandoned or otherwise not consummated, provided that such termination occurs during the term of Sharecare’s agreement with Houlihan Lokey or in the tail period specified in Sharecare’s engagement letter with Houlihan Lokey. The Houlihan Break-Up Fee will not exceed an amount equal to 50% of the Houlihan Transaction Fee.
As compensation for MTS and its affiliates’ financial advisory services, Sharecare was required to pay a retainer of $250,000 and a fee of $750,000 for rendering the MTS Opinion to the Special Committee, which fee was not contingent upon the successful completion of the Merger or the conclusion reached in the MTS Opinion.
In addition, Sharecare has agreed to reimburse both Houlihan Lokey and MTS for their expenses incurred in connection with services provided, including the fees and disbursements of counsel, and will indemnify each against certain liabilities arising out of their engagement.
Certain Material Relationships
From 2024 to present, Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”) has represented Sharecare on the proposed Merger. In the last two years, Wachtell Lipton has not done any work or provided advice to any of the Parent Entities, Altaris, Jeff Arnold or Claritas Capital, LLC or any of their respective affiliates.
Litigation Relating to the Merger
In connection with the Merger, as of the date of this proxy statement, the Complaint has been filed in federal court as an individual action. The Complaint, which names Sharecare and its directors as defendants, alleges that the Preliminary Proxy Statement omits and/or misrepresents certain purportedly material information and asserts violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. The Complaint seeks, among other things: (i) an injunction enjoining the consummation of the Merger and the other transactions contemplated by the Merger Agreement; (ii) rescission or rescissory damages in the event the Merger and the other transactions contemplated by the Merger Agreement are consummated; (iii) direction that the defendants cause a revised proxy statement to be disseminated; (iv) costs of the action, including allowance for plaintiffs’ attorneys’ fees and experts’ fees; and (v) other relief as the court may deem just and proper. In addition to the Complaint, several purported stockholders of Sharecare have sent demand letters to Sharecare alleging similar deficiencies regarding the disclosures made in the Preliminary Proxy Statement.
Sharecare cannot predict the outcomes of these matters. If any similar complaints are filed or demands sent, absent new or significantly different allegations, Sharecare will not necessarily disclose such additional filings or demands.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, the documents to which Sharecare refers you in this proxy statement and information included in oral statements or other written statements made or to be made by Sharecare or on Sharecare’s behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the Merger. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “possible,” “continue,” “might,” “potential” or “intends” or similar expressions. Forward-looking statements contained in this proxy statement include, but are not limited to, statements regarding our expectations as to:
•
uncertainties related to the consummation of the Merger;

•
our ability to complete the Merger, if at all, on the anticipated terms and timing, including obtaining the Requisite Stockholder Approval and regulatory approvals, and the satisfaction of other conditions to the completion of the Merger;

•
our obligation to pay a termination fee under certain circumstances if the Merger is terminated;

•
uncertainties about the pendency of the Merger and the effect of the Merger on employees, customers and other third parties who deal with Sharecare;

•
the impact of certain interim covenants that we are subject to under the Merger Agreement;

•
provisions in the Merger Agreement that limit our ability to pursue alternatives to the Merger, which might discourage a third party that has an interest in acquiring all or a significant part of Sharecare from considering or proposing that acquisition;

•
the fact that we and our directors and officers are subject to lawsuits, and may be subject to additional lawsuits, relating to the Merger;

•
the substantial transaction-related costs we will continue to incur in connection with the Merger;

•
the fact that our efforts to complete the Merger could disrupt our relationships with third parties and employees, divert management’s attention, or result in negative publicity or legal proceedings;

•
the inability of stockholders (excluding the Rollover Stockholders) to participate in any further upside of Sharecare’s business if the Merger is consummated;

•
our ability to retain and hire key personnel;

•
any competitive responses to the Merger;

•
the continued availability of capital and financing and rating agency actions;

•
our business, operations and financial performance;

•
general economic and market developments and conditions;

•
the unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as our response to any of the aforementioned factors;

•
the fact that the receipt of cash in exchange for shares of Sharecare Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes; and

•
the risk that Sharecare’s stock price may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed.

Consequently, all of the forward-looking statements that Sharecare makes in this proxy statement are qualified by the information contained or incorporated by reference in this proxy statement, including: (1) the information contained under this caption, and (2) information in Sharecare’s most recent filings on Form 10-K and Form 10-Q, including the information contained under the caption “Risk Factors,” and information in its consolidated financial statements and notes thereto. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on our financial condition, results of operations, credit rating or liquidity.
The forward-looking statements in this proxy statement are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
You should read this proxy statement and the documents that we reference and have filed as exhibits to this proxy statement with the understanding that our actual future results, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this proxy statement. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this proxy statement, whether as a result of any new information, future events or otherwise. Sharecare’s stockholders are advised to consult any future disclosures that Sharecare makes on related subjects as may be detailed in its other filings made from time to time with the SEC.

THE PARTIES TO THE MERGER
Sharecare
Sharecare was formed as a Delaware corporation in July 2009 under the name Sharecare, Inc. Sharecare is a leading digital healthcare company that helps people access, navigate and unify resources to improve their health and well-being on one holistic platform. Sharecare provides healthcare, well-being tools and population health services to create personalized action plans, improve productivity and reduce health-related costs. Sharecare’s tools foster improved adoption, engagement, navigation and utilization of benefits, ratings, and downstream outcomes for different populations, including specific configurations and connected experiences for Commercial, Medicaid, Medicare Advantage, and dual eligible populations. Sharecare’s platform, for example, aims to transform the Medicaid experience to deliver comprehensive care designed specifically to address the unique social risks, technical literacy, and financial stressors and access to resources for Medicaid populations across and within markets. Sharecare’s mission is to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by enabling positive behavior change. See the section of this proxy statement captioned “Where You Can Find Additional Information.”
Sharecare Common Stock is listed on Nasdaq under the symbol “SHCR.” Sharecare’s public warrants, each exercisable for one share of Sharecare Common Stock, are listed on Nasdaq under the symbol “SHCRW.” Sharecare’s corporate headquarters are located at 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305.
Parent Entities
Parent.   Impact Acquiror Inc. was formed on June 18, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Parent’s address is c/o Altaris, LLC, 10 East 53rd Street, 31st Floor, New York, NY 10022. Parent is an affiliate of Altaris.
Merger Sub.   Impact Merger Sub Inc. was formed on June 18, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Merger Sub’s address is c/o Altaris, LLC, 10 East 53rd Street, 31st Floor, New York, NY 10022. Merger Sub is an affiliate of Altaris.

THE SPECIAL MEETING
Date, Time and Place
Sharecare will hold the Special Meeting on [           ], at [      ], Eastern Time. You may attend the Special Meeting via a live webcast at www.virtualshareholdermeeting.com/SHCR2024SM. You will be able to listen to the Special Meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). Sharecare believes that a virtual meeting provides expanded access, improved communication and cost savings for its stockholders.
If you encounter technical difficulties accessing the Special Meeting or during the Special Meeting, a support line will be available on the login page of the Special Meeting website.
Purpose of the Special Meeting
At the Special Meeting, Sharecare will ask stockholders to vote on the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
Sharecare’s stockholders must approve the Merger Proposal in order for the Merger to be consummated. Approval of the Compensation Proposal and approval of the Adjournment Proposal are not conditions to completion of the Merger. A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety. Sharecare encourages you to read the Merger Agreement carefully in its entirety.
Attending the Special Meeting
The Special Meeting will begin at [           ], Eastern Time. Online check-in will begin a few minutes prior to the Special Meeting. Sharecare encourages you to access the meeting prior to the start time.
As the Special Meeting is virtual, there will be no physical meeting location. You can attend the Special Meeting by logging in online at [      ]. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). If you encounter technical difficulties accessing the Special Meeting or during the Special Meeting, a support line will be available on the login page of the Special Meeting website.
Once online access to the Special Meeting is open, stockholders may submit questions pertinent to meeting matters, if any, through the Special Meeting website. You will need the control number found on your proxy card or voting instruction form in order to submit questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
Record Date; Shares Entitled to Vote; Quorum
Only Sharecare’s stockholders as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of stockholders of record entitled to vote at the Special Meeting will be available for a period of at least 10 days before the Special Meeting on a reasonably accessible electronic network or during ordinary business hours at Sharecare’s corporate headquarters located at 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305, and on the virtual meeting website during the Special Meeting. As of the Record Date, there were [      ] shares of Sharecare Common Stock and [      ] shares of Sharecare Preferred Stock outstanding and entitled to vote at the Special Meeting.
The holders of the Sharecare Preferred Stock have the right to vote together as a single class (on an as-converted basis) with the holders of the Sharecare Common Stock on each matter submitted for a vote at the Special Meeting, and the Sharecare Preferred Stock of each holder will entitle each such holder to be treated as if such holder were the holder of record, as of the Record Date, of a number of shares of Sharecare Common Stock equal to the number of shares of Sharecare Common Stock that would be issuable upon conversion of such Sharecare Preferred Stock assuming such Sharecare Preferred Stock were converted on the Record Date. Each share of Sharecare Common Stock and each share of Sharecare Preferred Stock

(voting on an as-converted basis) that you own as of the close of business on the Record Date is entitled to one vote on each matter submitted for a vote at the Special Meeting.
The presence, in person or by proxy, of the holders of shares of outstanding capital stock of Sharecare representing a majority of the voting power of all outstanding shares of capital stock of Sharecare entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting.
Votes Required
Under the terms of the Merger Agreement, the approval of the Merger Proposal requires the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding shares of Sharecare Common Stock and the outstanding shares of Sharecare Preferred Stock entitled to vote thereon, voting together as a single class.
Approval of the Compensation Proposal requires the affirmative vote of a majority of the votes cast by the holders of Sharecare Common Stock and Sharecare Preferred Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. This vote will be on a non-binding, advisory basis.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Sharecare Common Stock and Sharecare Preferred Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.
Abstentions
Abstentions will be counted as present for purposes of determining whether a quorum exists. If a stockholder abstains from voting on the Merger Proposal that abstention will have the same effect as if the stockholder voted “AGAINST” such proposal. If a stockholder abstains from voting on the Compensation Proposal or the Adjournment Proposal, that abstention will not have any effect on the outcome of the vote on the Compensation Proposal or the Adjournment Proposal (assuming a quorum is present).
Broker Non-Votes
Each “broker non-vote” will also count as a vote “AGAINST” the Merger Proposal but will have no effect on the Compensation Proposal or the Adjournment Proposal. Broker non-votes are shares of Sharecare Common Stock held by brokers on behalf of the beneficial owners of such shares of Sharecare Common Stock that are present by means of remote communication or represented by proxy at the Special Meeting, but with respect to which the broker is not instructed by the applicable beneficial owner of such shares of Sharecare Common Stock how to vote on a particular proposal, and the broker does not have discretionary voting power on such proposal. Because brokers do not have discretionary voting authority with respect to any of the proposals described in this proxy statement, if a beneficial owner of shares of Sharecare Common Stock held in “street name” does not give voting instructions to the broker, then those shares of Sharecare Common Stock will not be present by means of remote communication or represented by proxy at the Special Meeting, and, therefore, will not count towards the quorum of the Special Meeting. For shares of Sharecare Common Stock held in “street name,” only shares affirmatively voted “FOR” any of the Merger Proposal, the Compensation Proposal or the Adjournment Proposal will be counted towards the quorum of the Special Meeting and as a vote in favor of such proposal. Approval of the Compensation Proposal or the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of Sharecare Common Stock and Sharecare Preferred Stock present by means of remote communication or represented by proxy at the Special Meeting and entitled to vote thereon, therefore, broker non-votes will have no effect on the approval of the Compensation Proposal or the Adjournment Proposal.
Shares Held by Sharecare’s Directors and Executive Officers
As of July 25, 2024, Sharecare’s directors and executive officers beneficially owned, in the aggregate, 119,511,864 shares of Sharecare Common Stock, collectively representing approximately 30.7% of the voting power of the shares of Sharecare Common Stock outstanding as of July 25, 2024.

Voting of Proxies
If you are a stockholder of record (that is, your shares are registered in your name with Sharecare’s transfer agent, Continental Stock Transfer & Trust), you may vote your shares electronically over the internet or by telephone by following the instructions on your enclosed proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone. Alternatively, you may vote your shares by returning a marked, signed and dated proxy card using the enclosed prepaid envelope, or you may vote at the Special Meeting using the control number located on the enclosed proxy card. Based on your proxy cards or internet and telephone proxy, the proxy holders will vote your shares according to your direction.
If you attend the Special Meeting and wish to vote at the Special Meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” must also submit a “legal proxy” from their bank or broker in order to vote at the Special Meeting. You are encouraged to vote by proxy even if you plan to attend the Special Meeting. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any previously submitted proxy.
All shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the Special Meeting, be voted at the Special Meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted: (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal.
If your shares are held in “street name” through a bank, broker or other nominee, you may submit a proxy to vote through your bank, broker or other nominee by marking, signing, dating and returning by mail the enclosed voting instruction form provided by your bank, broker or other nominee. You may also attend the Special Meeting and vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting. If available from your bank, broker or other nominee, you may submit a proxy to vote over the internet or telephone by following the instructions on the voting instruction form provided by your bank, broker or other nominee. If you do not (1) return your bank’s, broker’s or other nominee’s voting instruction form by mail, (2) submit a proxy to vote over the internet or by telephone through your bank, broker or other nominee, or (3) attend the Special Meeting and vote at the Special Meeting with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the Merger Proposal. It will not, however, have any effect on the Compensation Proposal or the Adjournment Proposal, except to the extent it affects the obtaining of a quorum at the meeting.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by delivering written notice of revocation to Sharecare’s Secretary or by submitting a subsequently dated proxy by mail, telephone or the internet in the manner described above under “How may I vote?” or by attending the Special Meeting and voting in person virtually. Attendance at the Special Meeting will not itself revoke an earlier submitted proxy. If you hold your shares in street name, you must follow the instructions provided by your bank, broker or nominee to revoke your voting instructions, or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting, by attending the Special Meeting and voting virtually.
If you hold your shares of Sharecare Common Stock or Sharecare Preferred Stock in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.
Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow Sharecare’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.

Adjournment
In addition to the Merger Proposal and the Compensation Proposal, Sharecare’s stockholders are also being asked to approve the Adjournment Proposal. If a quorum is not present, the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, may adjourn the Special Meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson may also adjourn the meeting to another place, date or time, even if a quorum is present. In addition, the Special Meeting could be postponed before it commences, subject to the terms of the Merger Agreement. If the Special Meeting is adjourned or postponed, Sharecare’s stockholders who have already submitted their proxies will be able to revoke them at any time before they are exercised at the Special Meeting.
Solicitation of Proxies
Sharecare, on behalf of the Sharecare Board, is soliciting proxies from Sharecare’s stockholders for the Special Meeting. Under applicable SEC rules and regulations, the members of the Sharecare Board are “participants” with respect to the solicitation of proxies in connection with the Special Meeting.
The expense of soliciting proxies will be borne by Sharecare. Sharecare has retained MacKenzie Partners, a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process, for a fee of $17,500, plus expenses. Sharecare will indemnify this firm against losses arising out of its provisions of these services on its behalf. In addition, Sharecare may reimburse banks, brokers and other nominees representing beneficial owners of shares of Sharecare Common Stock and Sharecare Preferred Stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by Sharecare’s directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
Sharecare currently expects to complete the Merger in the second half of 2024. However, the exact timing of completion of the Merger, if at all, cannot be predicted because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of Sharecare’s control.
Appraisal Rights
This section summarizes Delaware law pertaining to appraisal rights in connection with the Merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under Delaware law and is qualified in its entirety by the full text of Section 262 of the DGCL, which may be accessed without subscription or cost at the Delaware Code Online (available at https://delcode.delaware.gov/title8/c001/sc09/index.html#262) and is incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that you exercise your appraisal rights under Section 262.
Any person contemplating the exercise of such appraisal rights should carefully review the provisions of Section 262, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights. All references in Section 262 of the DGCL and in this summary to a (i) “stockholder” are to the record holder of Sharecare Common Stock, (ii) “beneficial owner” are to a person who is the beneficial owner of shares of Sharecare Common Stock held either in voting trust or by a nominee on behalf of such person, and (iii) “person” are to an individual, corporation, partnership, unincorporated association or other entity.
If the Merger is consummated, holders of record or beneficial owners of Sharecare Common Stock who (1) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (2) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their applicable shares of Sharecare Common Stock through the effective date of the Merger, (3) properly demand appraisal of their applicable shares prior to the vote on the Merger Proposal at the Special Meeting, (4) meet certain statutory requirements described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. However, even if these requirements are met, assuming Sharecare Common Stock remains listed on a national securities exchange immediately prior to the Merger (which is expected to be the case), after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all stockholders and beneficial owners of Sharecare Common Stock who are otherwise entitled to appraisal rights unless (x) the total number of shares of Sharecare Common Stock entitled to appraisal exceeds 1% of the outstanding shares of Sharecare Common Stock eligible for appraisal or (y) the value of the Merger Consideration offered pursuant to the Merger Agreement in respect of such total number of shares exceeds $1 million.
Holders of record and beneficial owners of Sharecare Common Stock who are entitled to have their shares appraised by the Delaware Court of Chancery may receive payment in cash of the “fair value” of their shares of Sharecare Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid on the amount determined by the Delaware Court of Chancery to be fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. At any time before the Delaware Court of Chancery enters judgment in the appraisal proceeding, the Surviving Corporation may make a voluntary cash payment to persons entitled to appraisal, in which case interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, any persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. For more information, see the section of this proxy statement captioned “Appraisal Rights — Determination of Fair Value.”
To exercise appraisal rights, a holder of record or a beneficial owner of Sharecare Common Stock must (1) submit a written demand for appraisal of such holder’s or beneficial owner’s shares of Sharecare Common Stock to Sharecare before the vote is taken on the Merger Proposal at the Special Meeting, (2) not vote, in person or by proxy, in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) the subject shares of Sharecare Common Stock through the effective date of the Merger, (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL, and (5) not withdraw the appraisal demand or otherwise lose his, her or its rights to appraisal. If you are a beneficial owner of shares of Sharecare Common Stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand for appraisal must also (1) reasonably identify the holder of record of the shares of Sharecare Common Stock for which the demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation hereunder and to be set forth on the verified list required by Section 262(f) of the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. The requirements under Section 262 of the DGCL for perfecting and exercising appraisal rights are described in further detail in the section of this proxy statement captioned “Appraisal Rights,” which description is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights, a copy of which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Other Matters
At this time, Sharecare knows of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting and you deliver a proxy to Sharecare, your shares of Sharecare Common Stock or Sharecare Preferred Stock will be voted in accordance with the discretion of the appointed proxy holders, with full power of substitution and re-substitution.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
This proxy statement is available on the “Investor Relations” section of Sharecare’s website located at https://investors.sharecare.com.
Householding of Special Meeting Materials
Sharecare has adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address will receive only one copy of this proxy statement unless one or more of these stockholders notifies Sharecare that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees and the use of natural resources. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card upon request. If you wish to receive a separate set of Sharecare’s disclosure documents at this time, please contact Sharecare, Inc. Attention: Legal, at 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305 or call (404) 671-4000.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Sharecare at the above address or phone number.
Questions and Additional Information
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of Sharecare Common Stock or Sharecare Preferred Stock, please contact Sharecare’s proxy solicitor at:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-Free: 1-800-322-2885
Email: proxy@mackenziepartners.com

THE MERGER AGREEMENT
The discussion of the terms of the Merger Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Explanatory Note Regarding the Merger Agreement
The following description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Annex A attached hereto. The Merger Agreement has been included to provide Sharecare stockholders with information regarding its terms. It is not intended to provide any other factual information about Sharecare, Parent, Merger Sub, Altaris or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to Sharecare’s stockholders. Sharecare’s stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in Sharecare’s public disclosures. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Sharecare and its business. Please see the section of this proxy statement captioned “Where You Can Find Additional Information.”
Effect of the Merger
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement, and the applicable provisions of the DGCL, at the Effective Time, Merger Sub will be merged with and into Sharecare, whereupon the separate corporate existence of Merger Sub will thereupon cease, and Sharecare will continue as the Surviving Corporation of the Merger. As a result of the Merger, the Surviving Corporation will become a subsidiary of Parent, and Sharecare Common Stock will no longer be publicly traded. In addition, Sharecare Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act, in each case, in accordance with applicable laws, rules and regulations, and Sharecare will no longer file periodic reports with the SEC. If the Merger is consummated, each share of Sharecare Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) will be cancelled and automatically converted into the right to receive the Merger Consideration, subject to any applicable withholding taxes. Each share of Sharecare Preferred Stock issued and outstanding immediately prior to the Effective Time will not be converted into the right to receive Merger Consideration and will remain issued and outstanding following the Effective Time. The Effective Time will occur upon the filing of a Certificate of Merger with, and the acceptance of such filing by, the Secretary of State of the State of Delaware (or at such later time as Sharecare, Parent and Merger Sub may agree in writing and specify in the Certificate of Merger).
Closing and Effective Time
The Closing will take place no later than the third business day following the day on which the last of the conditions to the Closing (described in the section of this proxy statement captioned “— Conditions to the Closing of the Merger”) (other than those conditions to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) has been satisfied or waived, or such other time agreed to in writing by Parent and Sharecare. On the Closing Date, Sharecare will file a Certificate of Merger with the

Secretary of State for the State of Delaware as provided under the DGCL. The Merger will become effective upon the filing and acceptance for record of the Certificate of Merger, or such later time as may be agreed by the parties and specified in the Certificate of Merger.
Certificate of Incorporation; Bylaws; Directors and Officers
From and after the Effective Time, Sharecare, as the Surviving Corporation in the Merger, will possess all rights, privileges, immunities, powers and franchises of Sharecare and Merger Sub.
At the Effective Time, the certificate of incorporation of Sharecare will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, and as so amended will be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein or as provided by applicable law. At the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time will become the bylaws of the Surviving Corporation, except that references to Merger Sub’s name will be replaced with references to the Surviving Corporation’s name, until thereafter amended as provided therein, by the Surviving Corporation’s certificate of incorporation, or as provided by the applicable law. At the Effective Time, the board of directors of the Surviving Corporation will consist of the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and the bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL and the Surviving Corporation’s certificate of incorporation and bylaws, and the officers of Sharecare as of immediately prior to the Effective Time will be the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and the bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL and the Surviving Corporation’s certificate of incorporation and bylaws.
Merger Consideration
Sharecare Common Stock
At the Effective Time, each share of Sharecare Common Stock outstanding as of immediately prior to the Effective Time (other than Excluded Shares) will be converted into the right to receive the Merger Consideration, subject to any applicable withholding taxes.
At the Effective Time, shares of Sharecare Common Stock owned by Sharecare and not held on behalf of third parties (which will include the Earnout Shares, which, immediately prior to the Effective Time, will be forfeited and released to Sharecare), shares of Sharecare Common Stock owned by Merger Sub and the Dissenting Shares will automatically be cancelled and will cease to exist, without payment of the Merger Consideration. Each share of Sharecare Common Stock that is owned by Parent will automatically be converted into one share of common stock of the Surviving Corporation.
The Rollover Shares are not entitled to receive the Merger Consideration and will, immediately prior to the Effective Time, be contributed, directly or indirectly, to an affiliate of Parent pursuant to the terms of the applicable Rollover Agreement.
Sharecare Preferred Stock
Each share of Sharecare Preferred Stock issued and outstanding immediately prior to the Effective Time will not be converted into the right to receive Merger Consideration and will remain issued and outstanding following the Effective Time.
Sharecare Warrants
Any Sharecare public warrant outstanding as of immediately prior to the Effective Time will be treated in accordance with the Warrant Agreement. Pursuant to the Warrant Agreement, at the Effective Time, each outstanding Sharecare public warrant will, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for Sharecare Common Stock and will instead represent only the right to receive an amount of cash equal to the Merger Consideration that a warrant holder would have received if such warrant was exercised immediately prior to the Effective Time, subject to the terms and conditions specified in the Warrant Agreement.
Sharecare Equity Awards
Sharecare Options
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Each outstanding Sharecare Option that is vested or vests upon the Effective Time in accordance with its terms will be cancelled and converted into the right to receive an amount in cash (without interest) equal to the Option Consideration.

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Each outstanding Sharecare Option that is unvested and held by a CIC Plan Participant will automatically be cancelled and converted into a contingent right to receive (a) a Contingent Cash Award having a value equal to 70% of the Option Consideration and (b) a Contingent Unit Award having a capital value equal to 30% of the Option Consideration, in each case subject to the same terms and conditions as apply to such Sharecare Option immediately prior to the Effective Time.

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Each Sharecare Option that is unvested and held by a non-CIC Plan Participant will be cancelled and converted into a Contingent Cash Award having a value equal to the Option Consideration, subject to the same terms and conditions as apply to such Sharecare Option immediately prior to the Effective Time (except that the vesting of 70% of each such Contingent Cash Award will also be subject to certain performance-based goal(s)).

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With respect to each Sharecare Option the vesting of which is subject to stock price performance hurdles, (a) such stock price performance hurdles will be deemed to have been satisfied to the extent the Merger Consideration exceeds the applicable performance hurdle and (b) any tranches of performance-vesting options whose performance hurdles exceed the Merger Consideration will automatically be forfeited at the Effective Time.

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Each Sharecare Option (whether vested or unvested and whether held by a CIC Plan Participant or non-CIC Plan Participant) for which the exercise price per share of Sharecare Common Stock is equal to or greater than the Merger Consideration will automatically be cancelled at the Effective Time without consideration.

Sharecare RSU Awards
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Each outstanding Sharecare RSU Award that is held by a non-employee director of the Sharecare Board, whether or not vested, will be cancelled and converted into the right to receive an amount in cash (without interest) equal to (A) the number of shares subject to such Sharecare RSU Award multiplied by (B) the Merger Consideration.

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Each Sharecare RSU Award held by a CIC Plan Participant will automatically be cancelled and converted into (i) a Contingent Cash Award in an amount in cash equal to 70% of the RSU Consideration, and (ii) a Contingent Unit Award with a capital value equal to 30% of the RSU Consideration, in each case subject to the same terms and conditions as apply to such Sharecare RSU Award immediately prior to the Effective Time. With respect to any Sharecare RSU Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Sharecare RSU Award will be equal to (I) 125.3% for the 2023 measurement period; and (II) for incomplete measurement periods, the greater of (x) the number of shares earned based on target performance and (y) the number of shares earned based on actual performance extrapolated as of the Effective Time through the end of the applicable measurement period.

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Each Sharecare RSU Award held by a non-CIC Plan Participant (excluding non-employee members of the Sharecare Board) will be cancelled and converted into a Contingent Cash Award in an amount in cash equal to the RSU Consideration, generally subject to the same terms and conditions as apply to such Sharecare RSU Award immediately prior to the Effective Time (except that the vesting of 70% of such Contingent Cash Award will also be subject to certain performance-based goal(s)). With respect to any Sharecare RSU Award the vesting of which is subject to performance-based objectives, the number of shares subject to such Sharecare RSU Award will be equal to (I) 125.3%

for the 2023 measurement period; and (II) for incomplete measurement periods, the number of shares earned based on target performance.
Exchange and Payment Procedures
Prior to the Effective Time, Parent and Merger Sub will appoint and enter into a payment agent agreement with a bank or trust company reasonably acceptable to Sharecare to serve as the paying agent for the Merger (the “Payment Agent”) and to make payments of the Merger Consideration to holders of Sharecare Common Stock (other than holders of Excluded Shares). Prior to the Effective Time, Parent or Merger Sub will deposit (or cause to be deposited) with the Payment Agent an amount of cash sufficient to pay the aggregate Merger Consideration (other than in respect of Excluded Shares).
Promptly after the Effective Time (and in any event within three (3) business days following the Closing Date), the Surviving Corporation will cause the Payment Agent to mail to each holder of record of Sharecare Common Stock (a) a letter of transmittal in customary form specifying that delivery will be effected, and risk of loss and title to the certificates representing such shares (the “Certificates”) will pass, only upon delivery of the Certificates to the Payment Agent (or affidavits of loss in lieu of Certificates), (b) in the case of book-entry shares not held, directly or indirectly, through the DTC, such customary materials as mutually and reasonably agreed by Parent and Sharecare, and (c) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates) and book-entry shares, as applicable, in exchange for payment of the aggregate Merger Consideration to which such holders are entitled pursuant to the Merger Agreement. Following the provision of these materials and the effectuation of the instructions for use, the Certificates so surrendered will be cancelled.
If any cash deposited with the Payment Agent is not claimed or is otherwise undistributed within one year following the Effective Time, such cash will be returned to Parent or the Surviving Corporation (as determined by Parent), and any holders of shares of Sharecare Common Stock who have not complied with the exchange procedures in the Merger Agreement will thereafter look solely to the Surviving Corporation for payment of the Merger Consideration (subject to applicable law).
Representations and Warranties
The Merger Agreement contains representations and warranties of Sharecare and Parent and Merger Sub.
Some of the representations and warranties in the Merger Agreement made by Sharecare are qualified as to materiality or Material Adverse Effect. For purposes of the Merger Agreement, with respect to Sharecare, “Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that is materially adverse to the business or financial condition of Sharecare and its subsidiaries, taken as a whole; provided, however, that no change, effect, event, occurrence, state of facts or development resulting from the following will constitute a Material Adverse Effect:
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changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally;

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changes generally affecting the industries (including healthcare) or geographic regions in the United States or elsewhere in which Sharecare and its subsidiaries or their customers operate;

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changes or proposed changes in GAAP or other accounting standards or interpretations thereof;

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changes in any political or geopolitical, regulatory, legislative, or social conditions, acts of war (whether or not declared), hostilities, military acts or acts of terrorism, or any escalation or worsening of the foregoing;

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weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics, epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s));

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any capital market conditions in the United States or any other country or region where Sharecare and its subsidiaries operate;

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changes or proposed changes in laws (or the enforcement or interpretation thereof);

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a decline in the price or trading volume of the shares of Sharecare Common Stock on Nasdaq or any other securities market or in the trading price of any other securities of Sharecare or its subsidiaries or any change in the ratings or ratings outlook for Sharecare or its subsidiaries (provided that the underlying causes may be taken into account to the extent not otherwise excluded by other clauses of this definition);

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any failure by Sharecare to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial, accounting or operating measures or metrics (whether made by Sharecare or independent third parties) for any period (provided that the underlying causes may be taken into account to the extent not otherwise excluded by other clauses of this definition);

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the identity of Parent or Merger Sub or the announcement, pendency, or consummation of the Merger Agreement or the Merger, including, in each case the impact of the foregoing on relationships with employees, customers, suppliers, distributors, partners, vendors, or other persons;

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any action or claim made or brought by any of Sharecare’s current or former stockholders (or on their behalf or on behalf of Sharecare) against Sharecare or any of its directors, officers or employees arising out of the Merger Agreement or the Merger or any other transactions contemplated by the Merger Agreement;

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any action or inaction by Sharecare or its subsidiaries taken or omitted at the written request of or with the written consent of Parent or Merger Sub or expressly contemplated by the Merger Agreement; and

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the availability or cost of equity, debt or other financing to Parent or Merger Sub.

Except, with respect to bullets 1 through 7 above, to the extent that Sharecare and its subsidiaries, taken as a whole, are disproportionately adversely affected by such changes, effects, events, occurrences or developments relative to other similarly sized and situated companies in the industry in which Sharecare and its subsidiaries operate and then solely to the extent of any such disproportionality may be taken into account in determining whether a Material Adverse Effect has occurred.
In the Merger Agreement, Sharecare made customary representations and warranties to the Parent Entities that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence, good standing and authority and qualification to conduct business with respect to Sharecare and its subsidiaries;

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the capital structure of Sharecare as well as the ownership and capital structure of its subsidiaries;

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the absence of any preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind that obligate Sharecare or any of its subsidiaries to issue or sell any equity interests, securities or obligations convertible or exchangeable into any equity interests or other securities of Sharecare or any of its subsidiaries;

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the absence of any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement relating to any voting or equity interests in Sharecare;

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Sharecare’s requisite corporate power and authority to enter into and perform the Merger Agreement and the enforceability of the Merger Agreement;

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the determinations and approvals of the Special Committee and the Sharecare Board;

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required consents, approvals and governmental filings in connection with the Merger Agreement and performance thereof;

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the absence of any conflict or violation of any organizational documents of Sharecare, certain existing contracts of Sharecare and its subsidiaries or applicable laws due to the execution and delivery of the Merger Agreement and performance thereof;

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the accuracy and completeness of Sharecare’s SEC filings;

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Sharecare’s disclosure controls and procedures;

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Sharecare’s financial statements;

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Sharecare’s internal accounting controls and procedures;

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the absence of specified undisclosed liabilities;

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the conduct of business of Sharecare and its subsidiaries in all material respects in the ordinary course of business since March 31, 2024 and the absence of a Material Adverse Effect on Sharecare since December 31, 2023;

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legal proceedings;

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employee benefit plans;

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Sharecare’s and its subsidiaries’ compliance with laws and possession of necessary permits;

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healthcare regulatory matters, including licensure of employed or contracted healthcare professionals and fraud, waste, and abuse;

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the existence and enforceability of specified categories of Sharecare’s and its subsidiaries’ material contracts and any breaches or defaults with respect thereto;

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real property leased or subleased by Sharecare and its subsidiaries;

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the inapplicability of anti-takeover statutes to the Merger Agreement, the Merger and the transactions contemplated thereby;

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information technology systems;

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data security and privacy matters;

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tax matters;

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labor matters;

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intellectual property;

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insurance;

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the rendering of the respective fairness opinions of Houlihan Lokey and MTS to the Special Committee;

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the accuracy of information supplied by Sharecare for inclusion or incorporation by reference in this proxy statement;

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payment of fees to brokers in connection with the Merger Agreement;

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the absence of any contracts or transactions between Sharecare or any of its subsidiaries and any affiliate or related person since December 31, 2022; and

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the exclusivity and terms of the representations and warranties made by the Parent Entities.

In the Merger Agreement, the Parent Entities made customary representations and warranties to Sharecare that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence, good standing and authority and qualification to conduct business with respect to the Parent Entities;

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the Parent Entities’ authority to enter into and perform the Merger Agreement;

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the absence of any conflict or violation of the Parent Entities’ organizational documents, existing contracts, and applicable laws due to the execution and delivery of the Merger Agreement and performance thereof;

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required consents and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of legal proceedings and orders;

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the Limited Guarantee;

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matters with respect to Parent’s financing, including the Equity Commitment Letter, and sufficiency of funds;

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the ownership of Merger Sub;

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the solvency of Parent and each of its subsidiaries immediately after giving effect to the Merger;

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the payment of fees to brokers in connection with the Merger Agreement;

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the accuracy of information supplied by the Parent Entities for inclusion or incorporation by reference in this proxy statement;

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lack of ownership by Parent and its affiliates of shares of Sharecare Common Stock as of June 21, 2024;

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the absence of any investments that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Merger; and

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the exclusivity and terms of the representations and warranties made by Sharecare.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.
Conduct of Business Pending the Merger
The Merger Agreement provides that, from the date of the signing of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Sharecare will, and will cause its subsidiaries to, use commercially reasonable efforts to conduct their business in the ordinary course of business, and to preserve their business organizations intact and to maintain existing significant business relationships, except: (a) as required or expressly contemplated by the Merger Agreement, (b) as required by applicable law or order, (c) as approved in advance by Parent in writing (which approval will not be unreasonably withheld, delayed or conditioned), (d) as disclosed in the confidential disclosure schedule to the Merger Agreement, or (e) to the extent necessary to comply with the express provisions set forth in any material contract of Sharecare in effect as of June 21, 2024.
Subject to the same exceptions mentioned above, Sharecare has also agreed that, during the period of time between the date of the signing of the Merger Agreement and the Effective Time, Sharecare will not, and will not permit any of its subsidiaries to, among other things:
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amend the organizational documents of Sharecare or its subsidiaries;

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merge or consolidate Sharecare or its subsidiaries with any other third party;

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restructure, reorganize or completely or partially liquidate or otherwise impose material changes or restrictions on the assets, operations or business of Sharecare or its subsidiaries;

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issue, grant, sell, pledge, dispose of, encumber any shares of Sharecare Common Stock, or securities convertible or exchangeable into or exercisable for any such shares, or any rights to acquire any such shares, other than (a) transactions solely among Sharecare and its wholly owned subsidiaries, (b) pursuant to the exercise or settlement of Sharecare Equity Awards outstanding as of June 21, 2024 or granted thereafter as permitted under the Merger Agreement, or (c) the incurrence of any liens permitted under the Merger Agreement;

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make any loans, advances or capital contributions to any person in excess of $50,000 individually or $150,000 in the aggregate, other than (a) transactions solely among Sharecare and its wholly owned subsidiaries and (b) operating leases and extensions of credit terms to customers in the ordinary course of business consistent with past practice;

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declare, set aside, make or pay any dividend or other distribution with respect to Sharecare’s capital stock, except for transactions solely among Sharecare and its wholly owned subsidiaries;

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reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire any shares of Sharecare’s capital stock or securities convertible into or exercisable for shares of its capital stock, except for (a) transactions solely among Sharecare and its wholly owned subsidiaries, (b) acquisitions of shares of Sharecare Common Stock in satisfaction of withholding obligations in respect of certain Sharecare Equity Awards outstanding as of June 21, 2024, or (c) payment of the exercise price in respect of certain stock options outstanding as of June 21, 2024;

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create, incur, assume or guarantee any indebtedness for borrowed money, letters of credit or guarantees of the same, except for (a) borrowings under Sharecare’s existing revolving credit facility, (b) letters of credit, guarantees or credit support provided by Sharecare or its subsidiaries in the ordinary course of business, (c) any indebtedness among Sharecare and its subsidiaries, and (d) additional indebtedness in an amount not to exceed $100,000 in the aggregate;

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incur or commit to any capital expenditure or expenditures, other than in accordance with Sharecare’s capital expenditure budget, as set forth in the confidential disclosure schedule to the Merger Agreement;

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other than in the ordinary course of business, subject to certain exceptions, enter into certain material contracts or amend or terminate certain material contracts in a manner adverse to Sharecare (other than expirations of any such contract in accordance with its terms) or otherwise waive, release or assign any material rights, claims or benefits of Sharecare or its subsidiaries under such material contracts;

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make any changes with respect to financial accounting policies or procedures, except as required by law, proposed law or GAAP;

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settle certain actions (a) for an amount in excess of $250,000 individually or $1 million in the aggregate, other than where the amount paid or to be paid by Sharecare or its subsidiaries is fully covered and paid by insurance coverage, (b) as listed in the confidential disclosure schedule to the Merger Agreement, or (c) in a manner that would restrict the operations of the business of Sharecare after the Effective Time;

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sell, lease, exclusively license, encumber (other than liens permitted under the Merger Agreement) or otherwise dispose of any material assets or property of Sharecare, except (a) pursuant to existing contracts or commitments, (b) transactions solely among Sharecare and its wholly owned subsidiaries or (c) in the ordinary course of business consistent with past practice and in no event in an amount exceeding $250,000 individually or $1 million in the aggregate;

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except as required by the terms of any Sharecare benefit plan as in effect on June 21, 2024: (a) increase the amount or accelerate the vesting, payment or funding of the compensation or benefits payable or provided to Sharecare’s or its subsidiaries’ current or former officers, directors, individual service providers or employees, other than increases in compensation or benefits in the ordinary course of business with respect to employees at the vice president level or below (such increases not to exceed 3% of such employee’s base compensation), (b) grant or enter into any cash or equity or equity-based incentive, bonus, employment, change of control, severance or retention agreement with any current or former officer, director, individual service provider or employee of Sharecare or its subsidiaries, (c) establish, adopt, enter into or amend any collective bargaining agreement or Sharecare benefit plan, or (d) hire or terminate any employee of Sharecare or its subsidiaries with a base salary of $250,000 or more;

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negotiate or enter into any labor agreement or recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representatives for any employees of Sharecare or its subsidiaries;

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implement or announce any action that would trigger notice requirements pursuant to the WARN Act;

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acquire any capital stock in, or any business line or all or a material portion of the assets of any business, corporation, partnership, association, joint venture, or other entity or other business organization in a transaction that involves consideration valued in excess of $100,000 individually or $500,000 in the aggregate, except for (a) transactions solely among Sharecare and its wholly owned subsidiaries or (b) acquisitions of assets or inventory in the ordinary course of business;

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(a) make in a manner inconsistent with past practice, change or revoke any material tax election, (b) change any annual tax accounting period or material method of tax accounting, (c) file any material amendment with respect to any material tax return (other than amendments that would not reasonably be expected to result in a material increase to the tax liability of Sharecare or its subsidiaries or Parent or its affiliates), (d) settle or compromise any tax claim, notice, audit, investigation, assessment or other proceeding for an amount in excess of $250,000 individually or $1 million in the aggregate or (e) enter into any material tax sharing agreement;

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license, escrow, or otherwise grant any rights to, any material owned source code or disclose any material trade secrets owned or processed by Sharecare or its subsidiaries (except to customers or service providers of, or persons with professional, business or commercial relationships with, Sharecare or its subsidiaries in the ordinary course of business subject to confidentiality obligations); or

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agree, authorize or commit to do any of the foregoing.

Solicitation of Other Offers
For purposes of this proxy statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means an agreement with Sharecare that is either (i) in effect as of June 21, 2024 or (ii) executed, delivered and effective after the execution and delivery of the Merger Agreement, in either case with customary provisions that are not less restrictive to Sharecare’s counterparty than the provisions of the confidentiality agreement between Altaris and Sharecare.
“Acquisition Proposal” means any proposal or offer by any person or group involving:
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a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, license, recapitalization, reorganization, share exchange, business combination or similar transaction involving Sharecare or any of its subsidiaries or assets, in each case, representing 25% or more of the consolidated net revenues, net income or total assets (including equity securities of Sharecare’s subsidiaries) of Sharecare;

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any direct or indirect acquisition by any person or group resulting in, or proposal or offer, which if consummated would result in, any person or group becoming the beneficial owner, directly or indirectly, in one or a series of related transactions, of 25% or more of the total voting power of any class of equity securities of Sharecare, or those of any of its subsidiaries or assets, in each case, representing 25% or more of the consolidated net revenues or total assets (including equity securities of its subsidiaries or any other entity) of Sharecare; or

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any combination of the foregoing, in each case, other than the transactions contemplated by the Merger Agreement.

“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar binding agreement with respect to an Acquisition Proposal, other than an Acceptable Confidentiality Agreement relating to an Acquisition Proposal.
“Superior Proposal” means a bona fide written Acquisition Proposal (with references to 25% in the definition of “Acquisition Proposal” deemed to be replaced with references to 50% in this definition) by a person or group that either the Sharecare Board or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel and after taking into account such legal, financial, regulatory and other aspects of such proposal and the person or group making such proposal, as the Sharecare Board or the Special Committee deems relevant, to be more favorable to Sharecare’s stockholders (in their capacity as such) than the Merger (taking into account, as the Sharecare Board or the Special Committee deems relevant, all legal, regulatory, financial, financing and other aspects of such proposal and, if applicable, any revisions committed to in writing by Parent).
No-Shop
During the period beginning on June 21, 2024 and continuing until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Sharecare is subject to customary “no-shop” restrictions on its ability to solicit alternative Acquisition Proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any alternative Acquisition Proposals, subject to a customary “fiduciary out” provision. From June 21, 2024 until the earlier to occur of the valid termination of the Merger Agreement and the Effective Time, Sharecare will cease, and will cause its subsidiaries and their respective officers and directors to cease, and cause to be terminated any discussions or negotiations with any third party and such person’s representatives and terminate all access granted to any such person or group and its or their representatives to any physical or electronic data room (or other diligence access).
In addition, from June 21, 2024 until the earlier to occur of the valid termination of the Merger Agreement and the Effective Time, Sharecare will not, and will cause its subsidiaries, and its and their respective officers and directors not to, and will instruct each of its and their respective other representatives not to:
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initiate, solicit, or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

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engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any third party relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (except to notify such person that the no-shop provisions of the Merger Agreement prohibit any such discussions);

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approve, endorse or recommend any Acquisition Proposal or submit an Acquisition Proposal;

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enter into any contract or understanding relating to an Acquisition Proposal or that would reasonably be expected to require Sharecare to abandon, terminate, or fail to consummate the Merger; or

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resolve or agree to do any of the foregoing.

Notwithstanding these restrictions, prior to receipt of the Requisite Stockholder Approval, in response to a bona fide written Acquisition Proposal received after June 21, 2024 that did not result from a breach of the non-solicit restrictions, Sharecare or its representatives may (a) provide information in response to a request by a person or group who has made a bona fide written Acquisition Proposal if Sharecare receives from such person or group an Acceptable Confidentiality Agreement; provided that Sharecare must promptly make available (and, if applicable, provide copies of) any such information to Parent to the extent not previously made available; and (b) engage or participate in any discussions or negotiations with any person or group who has made such a bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (a) or (b) above, the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal. In addition, notwithstanding anything to the contrary in the Merger Agreement, Sharecare may, prior to the receipt of the Requisite Stockholder Approval, seek clarification from (but not engage in negotiations with or provide nonpublic information to) any person or group that has made an Acquisition Proposal solely to clarify and understand the terms and conditions of such proposal to provide adequate information for the Sharecare Board or the Special Committee to make an informed determination.
Recommendation Changes
No Change of Recommendation
The Merger Agreement provides that (subject to certain exceptions described below) neither the Sharecare Board nor the Special Committee will:
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withhold, withdraw, qualify or modify (in a manner adverse to Parent) the Company Recommendation;

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authorize, adopt, approve or recommend, any Acquisition Proposal or publicly propose to do so;

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fail to include the Company Recommendation in the proxy statement;

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recommend against acceptance of any Acquisition Proposal initiated through a tender or exchange offer pursuant to Rule 14d-2 under the Exchange Act, within ten (10) business days of receipt of such offer; or

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declare advisable, propose to enter into or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar binding agreement with respect to any Acquisition Proposal, except as expressly permitted by the Merger Agreement (together with the foregoing bullets above, collectively a “Change of Recommendation”).

Superior Proposals
Notwithstanding the customary “no-shop” and Change of Recommendation restrictions, if prior to receipt of the Requisite Stockholder Approval, Sharecare receives a bona fide written acquisition proposal that did not result from a breach of such “no-shop” restrictions, and the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation or terminate the Merger Agreement in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, if prior to taking either such action:
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the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisor and outside legal counsel, that such Acquisition Proposal is a Superior Proposal;

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Sharecare has given four (4) business days’ prior written notice to Parent that Sharecare has received such proposal, specifying the material terms and conditions of such proposal (including the identity of the person or group making such proposal and, to the extent not prohibited by any confidentiality agreement entered into with the person or group making such proposal, copies of any written proposals or documents delivered to Sharecare or its representatives) and that Sharecare intends to effect a Change of Recommendation or terminate the Merger Agreement in order to enter into an Alternative Acquisition Agreement;

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after giving such notice and prior to effecting such Change of Recommendation, Sharecare and its representatives are reasonably available to participate in good faith negotiations with Parent (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of the Merger Agreement and the Equity Commitment Letter such that the Acquisition Proposal would cease to constitute a Superior Proposal; and

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at the end of the four (4) business day period, prior to effecting a Change of Recommendation or terminating the Merger Agreement to enter into an Alternative Acquisition Agreement, the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines (taking into account any adjustment to the terms and conditions of the Merger Agreement or the Equity Commitment Letter and/or the Limited Guarantee committed to by Parent in writing in response to such Acquisition Proposal, if any, and any other information offered by Parent in response to such notice) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal.

In addition, in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, Sharecare must deliver a new written notice to Parent and comply with the requirements in the four bullets above with respect to such new written notice, except that the advance written notice obligation will be reduced from four (4) to two (2) business days.
Intervening Events
The Sharecare Board (acting on the recommendation of the Special Committee) or Special Committee, prior to receipt of the Requisite Stockholder Approval, may also effect a Change of Recommendation in response to an Intervening Event that occurs or arises after June 21, 2024, if prior to taking such action:
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the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations to Sharecare’s stockholders under applicable law;

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Sharecare has given four (4) business days’ prior notice to Parent that Sharecare has determined that an Intervening Event has occurred or arisen and that Sharecare intends to effect a Change of Recommendation;

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after giving such notice and prior to effecting such Change of Recommendation, Sharecare and its representatives negotiate in good faith with Parent and its representatives (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of the Merger Agreement and the Equity Commitment Letter and/or the Limited Guarantee as would permit the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee not to effect a Change of Recommendation; and

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at the end of the four (4) business day period, prior to taking action to effect a Change of Recommendation, the Sharecare Board (acting on the recommendation of the Special Committee) or the Special Committee takes into account any adjustments or revisions to the terms of the Merger Agreement and the Equity Commitment Letter and/or the Limited Guarantee proposed by Parent in writing and any other information offered by Parent in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with the fiduciary obligations owed by the Sharecare Board to Sharecare’s stockholders under applicable law.

In addition, in the event of any material changes regarding any Intervening Event, Sharecare must deliver a new written notice to Parent and comply with the requirements outlined in the four bullets above with respect to such new written notice, except that the advance written notice obligation set forth in the second bullet will be reduced from four (4) to three (3) business days.
An “Intervening Event” means any change, effect, event, occurrence, state of facts or development that was not known or reasonably foreseeable by the Sharecare Board or the Special Committee as of June 21, 2024 (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the Sharecare Board or the Special Committee as of June 21, 2024). However, in no event will (a) the receipt of an Acquisition Proposal, (b) the change in the price or trading volume of Sharecare Common Stock or (c) the fact that Sharecare exceeds (or fails to meet) internal or published projections or guidance constitute or be deemed to contribute to an Intervening Event.
If Parent terminates the Merger Agreement prior to the Requisite Stockholder Approval because the Sharecare Board has effected a Change of Recommendation, then Sharecare must within two (2) business days pay to Parent the Company Termination Fee of $17,673,572.40. If Sharecare terminates the Merger Agreement prior to receipt of the Requisite Stockholder Approval in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, prior to or concurrently with such termination Sharecare must pay to Parent the Company Termination Fee of $17,673,572.40.
Other Covenants
Stockholders’ Meeting
Sharecare has agreed to take all necessary action (in accordance with applicable law and Sharecare’s certificate of incorporation and bylaws) to convene the Special Meeting as promptly as reasonably practicable after clearance of this proxy statement by the SEC, for the purpose of considering and voting upon the approval of the Merger Agreement and to cause such vote to be taken.
Transaction Litigation
Sharecare has agreed to promptly notify Parent of any stockholder litigation against Sharecare or any of its representatives arising out of or relating to the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement and has further agreed to keep Parent reasonably informed regarding any such stockholder litigation. As of the date of this proxy statement, there are no pending lawsuits challenging the Merger. In the event that lawsuits arise, Sharecare has agreed to provide Parent (a) an opportunity to review and to propose comments to all filings or written responses to be made by Sharecare in connection with any stockholder litigation against Sharecare and its directors relating to any transaction contemplated by the Merger Agreement, and Sharecare will give reasonable and good-faith consideration to any comments proposed by Parent and (b) the opportunity to otherwise participate in (but not to control) the defense and/or settlement of any such litigation (in each case at Parent’s expense) and will consider in good faith Parent’s advice with respect to such litigation. Sharecare may not settle or agree to settle any such stockholder litigation without Parent’s consent (which consent will not be unreasonably withheld, delayed or conditioned).
Financing
The Parent Entities will, and will cause their affiliates to, take all actions, and do, or cause to be done, all things necessary, proper or advisable to fund the cash equity committed pursuant to the Equity Commitment Letter (the “Financing”) on the terms and subject to the conditions described in the Equity Commitment Letter on or prior to the date on which the Merger is required to be consummated pursuant to the terms of the Merger Agreement, including by (a) maintaining in effect the Equity Commitment Letter, (b) satisfying on a timely basis all conditions in the Equity Commitment Letter and complying with their obligations thereunder, (c) enforcing their rights under the Equity Commitment Letter, and (d) if all conditions precedent to the funding of the Financing set forth in the Equity Commitment Letter are satisfied, consummate the Financing at or prior to the Closing. The Parent Entities will not consent to or agree to any amendment, replacement, supplement or modification to, or any waiver of, any provision or remedy under, the Equity Commitment Letter without Sharecare’s prior written consent. In no event shall the receipt or availability of any funds pursuant to the Financing by Parent or any of its affiliates or any other financing be a condition to any of Parent’s obligations under the Merger Agreement.
Payoff Letter
At the Closing, Sharecare will use reasonable best efforts to deliver or cause to be delivered to Parent at least two (2) business days prior to the Closing an executed payoff letter from the administrative agent under Sharecare’s Credit Agreement, dated March 9, 2017 (as in effect from time to time, the “Company Credit Agreement”), (a) setting forth the aggregate amounts required to be paid in order to pay in full all obligations outstanding pursuant to the Company Credit Agreement as of the Closing (other than obligations that expressly survive termination of the Company Credit Agreement) and providing wire instructions for such payment and (b) providing that, upon payment in full of such amounts, the obligations of Sharecare and its subsidiaries under the Company Credit Agreement (other than contingent obligations as to which no claim has been asserted and other obligations that expressly survive termination of the Company Credit Agreement) will be terminated and all liens on the assets of Sharecare and its subsidiaries securing obligations outstanding under the Company Credit Agreement and all guarantees with respect to such obligations will be released and irrevocably terminated.
Financing Cooperation
Subject to the limitations set forth in the Merger Agreement, Sharecare will, and will cause each of its subsidiaries to, use commercially reasonable efforts to provide Parent with customary cooperation, to the extent reasonably requested by Parent in writing, in each case to the extent necessary for the arrangement of third-party debt financing that may be obtained by Parent in connection with the transactions contemplated by the Merger Agreement (the “Debt Financing”). Sharecare’s obligations include providing reasonable and customary assistance with the marketing efforts for the Debt Financing (including in the preparation of customary marketing materials) and facilitating the pledging of security interests in Sharecare’s property (provided that such security interests will not take effect prior to the Closing).
Sharecare, its subsidiaries and its affiliates have no obligation under the Merger Agreement to take actions in connection with the Debt Financing that would or would reasonably be expected to (1) require Sharecare or any of its affiliates or any persons who are directors or officers of such entities to pass resolutions or consents to approve or authorize the execution of the Debt Financing or enter into, execute or deliver any certificate, document, notice, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement (provided that Sharecare will, to the extent otherwise required by the Merger Agreement, use commercially reasonable efforts to cause persons who will continue as officers or directors, as applicable, of Sharecare or any of its subsidiaries after the Effective Time, and who will not be removed or replaced in connection therewith, to pass resolutions and to execute documents in their capacities as such officers or directors, in each case, which resolutions and documents are subject to and conditioned upon, and do not become effective until, the occurrence of Closing); (2) cause any representation or warranty in the Merger Agreement to be breached by Sharecare or any of its affiliates; (3) require Sharecare to pay any fees, incur any expense liability obligation (except to the extent the effectiveness of any such fee, expense, liability or obligation is subject to and conditioned upon the Effective Time); (4) cause any officer, director, employee or stockholder of Sharecare to incur any personal liability; (5) conflict with the organizational documents of Sharecare or any of its affiliates or any laws; (6) result in a material violation or breach of, or a default under, any contract to which Sharecare or any of its affiliates is a party; (7) provide access or disclose information that Sharecare or any of its affiliates determine would jeopardize attorney-client privilege or other applicable privilege or protection of Sharecare or any of its affiliates; (8) require the delivery of any opinion of counsel; (9) require Sharecare or any of its affiliates to prepare any financial statements or information that are not available to Sharecare and prepared in the ordinary course of Sharecare’s financial reporting practice; or (10) require Sharecare or any of its affiliates to prepare or deliver any (a) consolidating financial statements, subsidiary financial statements, related party disclosures, segment information, including any required by FASB Accounting Standards Codification Topic 280, (b) financial information that Sharecare or its affiliates does not maintain in the ordinary course of business, (c) information not reasonably available to Sharecare or its affiliates under their respective current reporting systems, or (d) (x) pro forma financial information or pro forma financial statements or (y) projections.
In no event shall the receipt or availability of any funds or financing (including any Debt Financing) by Parent or any of its affiliates or any other financing be a condition to any of Parent’s obligations under the Merger Agreement.
Cash Balance
Sharecare has agreed that Sharecare and its subsidiaries will have an aggregate cash balance of no less than $40 million (on a consolidated basis) as of 11:59 p.m. the day before the Closing Date; however, this aggregate cash balance calculation may exclude up to $26 million of transaction expenses. For the purposes of this provision, “cash balance” means the aggregate of all cash, cash equivalents, cash in transit, bank deposits, investment accounts, certificates of deposit, marketable securities, short-term deposits and other similar cash items calculated in accordance with GAAP.
Employee Matters
Parent agrees that each employee who continues to be employed with Sharecare or its subsidiaries (each such employee, a “Continuing Employee”) will, during the period commencing on the Closing Date and ending on the first anniversary of the Closing Date or the Continuing Employee’s termination of employment, be provided with (i) a base salary or base wage no less than the base salary or base wage provided to such Continuing Employee by Sharecare or its subsidiaries immediately prior to the Effective Time, (ii) annual target cash bonus opportunities that are no less favorable than as in effect for such Continuing Employee immediately prior to the Effective Time and (iii) employee and fringe benefits (including vacation/leave, health, welfare and 401(k) benefits, but excluding any equity or equity-related incentive opportunities, retention benefits, transaction benefits, change in control benefits, nonqualified deferred compensation, defined benefit pension compensation, and retiree medical or welfare plans or arrangements) that are substantially comparable in the aggregate to the other compensation and benefits provided to such Continuing Employee immediately prior to the Effective Time. Additionally, Parent agrees that each Continuing Employee who experiences a severance-qualifying termination of employment within twelve months following the Closing Date will be provided with severance payments and benefits no less favorable than those that would have been provided to such Continuing Employee upon such a qualifying termination under the applicable severance policy or individual employment, severance or separation agreement or other arrangement in effect immediately prior to the Effective Time, under circumstances that would have given the Continuing Employee a right to severance payments and benefits thereunder.

Conditions to the Closing of the Merger
The respective obligations of the Parent Entities and Sharecare to consummate the Merger are subject to the satisfaction or waiver of each of the following conditions:
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the receipt of the Requisite Stockholder Approval;

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the expiration, termination, or waiver of the applicable waiting period under the HSR Act; and

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no court or other governmental authority has enacted, issued, promulgated or entered any final and non-appealable law or order that permanently enjoins or otherwise permanently prohibits the consummation of the Merger.

In addition, the obligations of the Parent Entities to consummate the Merger are subject to the satisfaction or waiver by the Parent Entities of each of the following additional conditions:
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the representations and warranties of Sharecare regarding certain aspects of its capital structure being true and correct as of June 21, 2024 and as of the Closing Date (other than de minimis inaccuracies);

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the representations and warranties of Sharecare regarding certain aspects of its capital structure, its organization, good standing and qualification, its corporate authority, approval and fairness, the inapplicability of certain takeover statutes and disclosure of brokers’ and finders’ fees being true and correct in all material respects as of June 21, 2024 and as of the Closing Date;

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Sharecare’s other representations and warranties set forth in the Merger Agreement (disregarding any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) being true and correct as of June 21, 2024 and as of the Closing Date, except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

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Sharecare having performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing; and

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the receipt by the Parent Entities of a certificate signed on behalf of Sharecare by the Chief Executive Officer or Chief Financial Officer of Sharecare, certifying that the foregoing conditions have been satisfied.

In addition, the obligation of Sharecare to consummate the Merger is subject to the satisfaction or waiver by Sharecare of each of the following additional conditions:
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the representations and warranties of the Parent Entities set forth in the Merger Agreement being true and correct as of June 21, 2024 and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty being true and correct as of such particular date or period of time), except as would not, individually or in the aggregate, reasonably be expected to prevent the ability of the Parent Entities to consummate the Merger and deliver the Merger Consideration in accordance with the Merger Agreement;

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the Parent Entities having performed in all material respects all obligations required to be performed by the Parent Entities under the Merger Agreement at or prior to the Closing; and

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the receipt by Sharecare of a certificate signed on behalf of the Parent Entities by an executive officer of Parent certifying that the foregoing conditions have been satisfied.

Termination of the Merger Agreement
The Merger Agreement may be validly terminated by either Sharecare or Parent at any time prior to the Effective Time:
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by mutual written consent of Sharecare and Parent;

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if the Merger has not been consummated on or before December 21, 2024 (the “Initial Outside Date”) (provided, however, that the right to terminate the Merger Agreement will not be available to any party whose failure to comply with its obligations under the Merger Agreement has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or prior to such date). The Initial Outside Date will be automatically extended to March 21, 2025 (the “Extended Outside Date”) if, on December 21, 2024, antitrust clearance has not been received and all of the other conditions to Closing (other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied or are capable of being satisfied or, to the extent permitted by applicable law and the Merger Agreement, have been waived, provided that Parent and Sharecare may mutually agree in writing to amend the Outside Date to any other date as agreed (with the term “Outside Date” meaning the Initial Outside Date, unless the Initial Outside Date has been extended to the Extended Outside Date or a later date in which case the term will mean the Extended Outside Date or such later date);
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if Sharecare fails to obtain the Requisite Stockholder Approval at the Special Meeting (or any adjournment, recess or postponement thereof taken in accordance with the Merger Agreement) at which a vote is taken on the adoption of the Merger Agreement; or

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if any court or other governmental authority of competent jurisdiction has enacted, issued, promulgated or entered any order that permanently enjoins or otherwise permanently prohibits the consummation of the Merger and such order has become final and non-appealable.

The Merger Agreement may be validly terminated by Sharecare prior to the Effective Time:
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if there is a breach by the Parent Entities of any representation, warranty, covenant or agreement, or any such representation, warranty, covenant or agreement of the Parent Entities has become untrue, in either case causing the conditions to Closing related to the accuracy of the Parent Entities, representations and warranties and to the performance of their obligations under the Merger Agreement to not be satisfied, subject to certain opportunities to cure the breach prior to the Outside Date; or

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if, prior to the receipt of the Requisite Stockholder Approval, Sharecare terminates the Merger Agreement to enter into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with the terms of the Merger Agreement described above under “— Recommendation Changes — No Change of Recommendation” if Sharecare pays to Parent the Company Termination Fee and is not in material breach of the no-shop provisions in the Merger Agreement.

The Merger Agreement may be validly terminated by Parent prior to the Effective Time:
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if there is a breach by Sharecare of any representation, warranty, covenant or agreement set forth in the Merger Agreement, or if any such representation, warranty, covenant or agreement of the Parent Entities has become untrue, in either case causing the conditions to Closing related to the accuracy of Sharecare’s representations and warranties and to the performance of Sharecare’s obligations under the Merger Agreement to not be satisfied, subject to certain opportunities to cure the breach prior to the Outside Date; or

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if, prior to the receipt of the Requisite Stockholder Approval, there has been a Change of Recommendation.

Company Termination Fee
Sharecare may be required to pay the Company Termination Fee to Parent, paid by wire transfer with funds immediately available to an account designated by Parent. The Company Termination Fee is payable if the Merger Agreement is terminated in the following certain circumstances:
Sharecare must pay the Company Termination Fee:
1.
if (a) either Parent or Sharecare terminates for failure to obtain the Requisite Stockholder Approval; (b) since June 21, 2024, an Acquisition Proposal has been made publicly or announced by Sharecare or the Sharecare Board and has not been publicly withdrawn at least three (3) business days prior to the Special Meeting; and (c) within twelve months following the termination of the Merger Agreement under the circumstances described in (a) and (b), Sharecare consummates a transaction that constitutes an Acquisition Proposal or enters into an Alternative Acquisition

Agreement with respect to an Acquisition Proposal (except that, for purposes of the Company Termination Fee, the references to “25%” in the definition of “Acquisition Proposal” will be deemed to be references to “50%”);
2.
if Parent terminates the Merger Agreement because the Sharecare Board or the Special Committee makes a Change of Recommendation, in which case Sharecare must pay Parent the Company Termination Fee within two (2) business days after the termination of the Merger Agreement; or

3.
if Sharecare terminates the Merger Agreement in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, in which case Sharecare must pay Parent the Company Termination Fee concurrently with or prior to the termination of the Merger Agreement.

Fees and Expenses
Except in certain specified circumstances, whether or not the Merger is completed, all costs and expenses incurred in connection with the Merger and any other transactions contemplated by the Merger Agreement will be paid by the party incurring such expenses, except as otherwise expressly set forth in the Merger Agreement. The costs incurred in connection with the filing, printing and mailing of the proxy statement will be equally shared by Parent and Sharecare.
Indemnification and Insurance
The Merger Agreement provides that, from and after the Effective Time, Parent will, and will cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable law and Sharecare’s articles of incorporation or bylaws in effect as of June 21, 2024, each present and former director, officer and employee of Sharecare and its subsidiaries and each individual who was serving at the request of Sharecare or its subsidiaries as a director, officer, employee, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to (a) their service as such or (b) services performed by such parties at the request of Sharecare or its subsidiaries, in each case at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time. Parent will also advance expenses as incurred to the fullest extent permitted under applicable law and Sharecare’s articles of incorporation or bylaws in effect as of June 21, 2024.
In addition, for six years following the Effective Time, the Parent Entities will maintain indemnification and exculpation provisions in the Surviving Corporation’s organizational documents that are at least as favorable as the current indemnification and exculpation provisions in Sharecare’s certificate of incorporation and bylaws.
Finally, the Merger Agreement requires Sharecare (or the Parent Entities as of the Effective Time) to purchase a six-year “tail” policy on terms that are at least as favorable as Sharecare’s directors’ and officers’ liability insurance policies as in effect on June 21, 2024, so long as the aggregate premium for such “tail” policy does not exceed 300% of the amount paid by Sharecare for coverage as of June 21, 2024.
For more information, please refer to the section of this proxy statement captioned “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger.”
Specific Performance
The Parent Entities and Sharecare are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the performance of terms and provisions of the Merger Agreement, including the right of a party to cause each other party to consummate the Merger, in addition to any other remedy to which they are entitled at law or in equity.
Limitations of Liability
The maximum aggregate liability of the Parent Entities, the Equity Investors and any of their affiliates for breaches under the Merger Agreement will not exceed $45 million in the aggregate for all such breaches.

The maximum aggregate liability of Sharecare and any of its affiliates for breaches under the Merger Agreement will not exceed $45 million in the aggregate for all such breaches. Notwithstanding such limitations of liability, the Parent Entities and Sharecare will be entitled to an injunction, specific performance or other equitable relief as provided in the Merger Agreement and Equity Commitment Letter.
Amendment
The Merger Agreement may be amended, modified, or waived by a signed written agreement by the Parent Entities and Sharecare at any time prior to the Effective Time.
Governing Law
The Merger Agreement is governed by Delaware law.

THE ROLLOVER AGREEMENTS
Arnold Rollover Agreement
On June 21, 2024, Jeff Arnold, who beneficially held 10.4% of the voting power of the outstanding shares of Sharecare Common Stock as of July 25, 2024, entered into the Arnold Rollover Agreement, which provides, among other things, the following:
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Mr. Arnold will contribute all of the shares of Sharecare Common Stock he owns to TopCo in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges of Mr. Arnold’s Rollover Shares will happen immediately prior to the Closing; provided, however, Mr. Arnold, at his option, may reduce the number of Rollover Shares by up to 2.7 million shares. Any such shares of Sharecare Common Stock that do not constitute Rollover Shares will receive the Merger Consideration. Solely as a result of such contribution and exchange, Mr. Arnold will own approximately 3.4% (assuming all shares of Sharecare Common Stock held by Mr. Arnold are rolled over) or 2.6% (assuming the Rollover Shares are reduced by a maximum of 2.7 million shares of Sharecare Common Stock) of TopCo LP following the consummation of such contribution and exchange.

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Mr. Arnold will, prior to the Effective Time, enter into an agreement with TopCo LP pursuant to which he will forfeit all of his unvested Sharecare Equity Awards in favor of profits interests of such entity, with a priority catch-up equal to the aggregate value of the forfeited Sharecare Equity Awards.

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Mr. Arnold will vote all of his shares of Sharecare Common Stock, regardless of whether they constitute Rollover Shares, in favor of the Merger Proposal, subject to the terms and conditions contained in the Arnold Rollover Agreement.

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Mr. Arnold is prohibited from transferring or encumbering any of the shares subject to the Arnold Rollover Agreement (unless to certain permitted affiliates) while the Arnold Rollover Agreement is in effect.

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Mr. Arnold will continue to serve as Executive Chairman of the Surviving Corporation following the Effective Time, and will be entitled to certain governance rights with respect to the direct or indirect parent company of Parent in which Mr. Arnold receives equity interests pursuant to the Arnold Rollover Agreement.

Claritas Rollover Agreement
On June 25, 2024, the Claritas Rollover Stockholders, who beneficially held, in the aggregate, 9.9% of the voting power of the outstanding shares of Sharecare Common Stock as of July 25, 2024, entered into the Claritas Rollover Agreement, pursuant to which the Claritas Rollover Stockholders agreed, among other things, to vote all of their shares of Sharecare Common Stock in favor of the Merger Proposal, subject to the terms and conditions contained in the Claritas Rollover Agreement. In addition, pursuant to the Claritas Rollover Agreement and subject to the terms and conditions described in the section of this proxy statement captioned “Special Factors — Financing of the Merger”, among other things, the Claritas Rollover Stockholders will contribute all of the shares of Sharecare Common Stock owned by such affiliates to TopCo Inc in exchange for equity interests in TopCo Inc, which equity interests will then be contributed to TopCo LP in exchange for equity interests in TopCo LP. The foregoing contributions and exchanges will happen immediately prior to the Closing and, solely as a result of such contributions and exchanges, the Claritas Rollover Stockholders will own approximately 11.3% of TopCo LP following the consummation of such contributions and exchanges and will have certain governance rights with respect to TopCo LP following the consummation of the Merger. Each share of Sharecare Common Stock contributed to TopCo Inc by the Claritas Rollover Stockholders will be contributed to Parent immediately prior to the Closing and, as a result of the Merger, will be converted into one share of common stock, par value $0.0001 per share, of the Surviving Corporation. Additionally, pursuant to the Claritas Rollover Agreement, among other things, the Claritas Rollover Stockholders are prohibited from transferring or encumbering any of the shares subject to the Claritas Rollover Agreement (unless to certain permitted affiliates) while the Claritas

Rollover Agreement is in effect; provided, that, prior to the Closing, as a matter of convenience, such affiliates have agreed to contribute their shares of Sharecare Common Stock that are subject to the Claritas Rollover Agreement to Aggregator, which will be solely controlled by Claritas Capital, LLC and will sign a joinder to the Claritas Rollover Agreement whereby Aggregator will agree to be bound by the terms of the Claritas Rollover Agreement as if Aggregator were an original signatory thereto.

PROVISIONS FOR UNAFFILIATED SHARECARE STOCKHOLDERS
No provision has been made (1) to grant Sharecare’s unaffiliated security holders access to the corporate files of Sharecare, any other party to the Merger or any of their respective affiliates, or (2) to obtain counsel or appraisal services at the expense of Sharecare or any other such party or affiliate.

IMPORTANT INFORMATION REGARDING SHARECARE
Company Background
Sharecare was formed as a Delaware corporation in July 2009 under the name Sharecare, Inc. Sharecare is a leading digital healthcare company that helps people access, navigate and unify resources to improve their health and well-being on one holistic platform. Sharecare provides healthcare, well-being tools and population health services to create personalized action plans, improve productivity and reduce health-related costs. Sharecare’s tools foster improved adoption, engagement, navigation and utilization of benefits, ratings, and downstream outcomes for different populations, including specific configurations and connected experiences for Commercial, Medicaid, Medicare Advantage, and dual eligible populations. Sharecare’s platform, for example, aims to transform the Medicaid experience to deliver comprehensive care designed specifically to address the unique social risks, technical literacy, and financial stressors and access to resources for Medicaid populations across and within markets. Sharecare’s mission is to help people, providers, employers, health plans, government organizations, and communities optimize individual and population-wide well-being by enabling positive behavior change. See the section of this proxy statement captioned “Where You Can Find Additional Information.”
Sharecare Common Stock is listed on Nasdaq under the symbol “SHCR.” Sharecare’s public warrants each exercisable for one share of Sharecare Common Stock, are listed on Nasdaq under the symbol “SHCRW.” Sharecare’s corporate headquarters are located at 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305. Sharecare’s corporate website is https://www.sharecare.com. The information contained in, or that can be accessed through, Sharecare’s website is not part of this proxy statement.
Directors and Executive Officers
The Sharecare Board currently consists of eleven members. The persons listed below are Sharecare’s directors and executive officers as of the date of this proxy statement. The Merger Agreement provides, however, that the directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation immediately following the Merger. The Merger Agreement provides that the officers of Sharecare immediately prior to the Effective Time will be the initial officers of the Surviving Corporation immediately following the Merger. Following the Merger, each executive officer will serve until a successor is elected or appointed and qualified or until the earlier of his or her death, resignation or removal, as the case may be.
There are no family relationships among any of Sharecare’s directors or executive officers. During the past five years, neither Sharecare nor any of Sharecare’s directors or executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Sharecare nor any of Sharecare’s directors or executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. The ages given below are as of July 25, 2024. Each of the individuals listed below is a citizen of the United States and can be reached at c/o Sharecare, Inc., 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305.
Name	Age	Current Position and Office
Jeff Allred	70	Director
Jeff Arnold	54	Founder and Executive Chairman of the Board
John Chadwick	57	Lead Independent Director
Sandro Galea	54	Director
Ken Goulet	64	Director
Brent Layton	56	Chief Executive Officer
Veronica Mallett	68	Director
Alan Mnuchin	63	Director

Name	Age	Current Position and Office
Rajeev Ronanki	53	Director
Jeff Sagansky	72	Director
Nicole Torraco	46	Director
Executive Officers
Below is information about Sharecare’s executive officers:
Jeff Arnold founded and served as chairman and Chief Executive Officer of Sharecare from its inception until December 2023 when he transitioned to his current role as Executive Chairman of the Board. Prior to founding Sharecare, Mr. Arnold was chairman and CEO of HowStuffWorks.com, until its sale to Discovery Communications in 2007, where he then served as chief digital strategy officer and chief architect of The Curiosity Project, until December 2011. Prior to that, in 1998, he founded and served as CEO of WebMD until 2000. Mr. Arnold is a graduate of the University of Georgia, where he majored in communications studies. He has been on numerous boards for public, private, and charitable organizations over the years and currently serves on the board of Five Star Travel, Inc. d/b/a Forbes Travel Guide (“Five Star”), is acting chairman of Five Star and is on the board of Endeavor Atlanta.
Brent Layton has served as Chief Executive Officer of Sharecare since January 2024. Prior to joining Sharecare, Mr. Layton served as Senior Advisor to the CEO of Centene Corporation (“Centene”), a leading multi-line healthcare enterprise that works to ensure people receive quality healthcare through government-funded programs. Mr. Layton brings to this role over 30 years of healthcare experience, with particular expertise in creating, scaling, and operating business in a highly regulated environment. Mr. Layton previously served as Centene’s President and Chief Operating Officer, where he oversaw Centene’s healthcare offerings, including 31 State Medicaid Health plans, the nation’s largest Exchange provider, Ambetter, and the Wellcare brand of Medicare products. Mr. Layton joined Centene in 2006 as Head of Business Development, overseeing the development and implementation of new health plans in more than 25 states and providing strategic guidance to state governments to help them develop effective Medicaid solutions. Prior to joining Centene, Mr. Layton ran a managed care consulting firm and created and managed a diverse group of healthcare companies. Mr. Layton received his bachelor’s degree from the University of Georgia.
Justin Ferrero has served as President and Chief Financial Officer of Sharecare since its inception. Responsible for technology, finance, corporate development, and strategic partnerships, Mr. Ferrero has played a key leadership role in helping to drive Sharecare’s long-term growth strategy. Before joining Sharecare, Mr. Ferrero was executive vice president and chief financial officer for HowStuffWorks until 2011. Before HowStuffWorks, Mr. Ferrero was a partner and founding member of The Convex Group, a media and technology holding company that owned HowStuffWorks until its sale to Discovery. Prior to The Convex Group, Mr. Ferrero was an associate with the Conseco Private Capital Group, where he gained extensive experience in corporate finance, mergers and acquisitions, and corporate organization and governance. Mr. Ferrero holds a bachelor’s degree in economics from the University of North Carolina at Chapel Hill. Mr. Ferrero currently serves on the board of directors for Five Star.
Dawn Whaley has served as President and Chief Marketing Officer of Sharecare since its inception. Ms. Whaley is involved in the development of overall corporate strategy and scaling operational execution, and is directly responsible for marketing, strategic partnerships, and business development. Previously, Ms. Whaley was the executive vice president of marketing and strategic relationships for HowStuffWorks, where she helped manage operations, marketing, and corporate development. Ms. Whaley was also a founding member of The Convex Group, the media and technology holding company that acquired HowStuffWorks in 2002, until its sale to Discovery. Prior to her role with The Convex Group, Ms. Whaley served as executive vice president for Alexander Ogilvy Public Relations, a leading, high-tech communications firm, and helped to orchestrate its acquisition by WPP in 1998. Ms. Whaley holds a bachelor’s degree in telecommunications and business management from the University of Georgia. Ms. Whaley currently holds positions on the boards of directors for Five Star and the American Heart Association’s Metro Atlanta Division, for which she served on the executive committee for multiple years, and as Co-Chair in 2021, of the Go Red for Women annual fundraiser.

Colin Daniel has served as Chief Administrative Officer of Sharecare since January 2022, in which capacity Mr. Daniel oversees Sharecare’s HR and Accounting operations. Prior to his appointment as chief administrative officer, Mr. Daniel served as the EVP of Finance and Human Resources of Sharecare since its inception. In that role, Mr. Daniel oversaw various accounting, financial and operational roles across Sharecare. Prior to joining Sharecare, Mr. Daniel was the chief financial officer of HowStuffWorks.com from March 2002 until its sale to Discovery Communications in 2007. Mr. Daniel has over 25 years of experience in similar roles with digital media companies. Additionally, Mr. Daniel also serves as the Treasurer and Secretary of the Sharecare Foundation, a position he has held since May 2017. Mr. Daniel holds a CPA license and received his bachelor’s degree in Finance from the University of Georgia.
Carrie Ratliff has served as Chief Legal Officer of Sharecare since January 2022. Prior to joining Sharecare, Ms. Ratliff served as Senior Vice President and Corporate Secretary for Change Healthcare from 2018 to January 2022. Ms. Ratliff was previously with the law firm King & Spalding LLP, and was a partner at the firm until 2018. She holds a bachelor’s degree from the University of Miami and a law degree from the University of Virginia School of Law.
Non-Employee Directors
Below is information about Sharecare’s non-employee directors:
Jeff Allred has served as a member of the Sharecare Board since 2021. Mr. Allred is a partner at the law firm of Nelson Mullins Riley & Scarborough LLP (“Nelson Mullins”), where he served as the firmwide Chair of the Corporate Practice Group until December 2021. Prior to joining Nelson Mullins in April 2008, he was CEO of Griffeon Group LLC, a strategic advisory firm, from January 2007 to March 2008. Prior to that, Mr. Allred was at Premiere Global Services, Inc., a publicly traded global communications technology and services company, from July 1997 to December 2006. At Premiere, he served in various executive roles, including Executive Vice President-Strategic Development and Finance, Chief Investment Officer, and President and Chief Operating Officer, and as a member of Premiere’s Board of Directors. Mr. Allred serves as a director and member of the investment committee of the Kenan-Flagler Private Equity Funds. He has also served on the board of trustees, advisors and capital committees of numerous educational institutions and non-profit organizations, including as the Chairman of the Board of Visitors of the University of North Carolina at Chapel Hill and the Chairman of the Board of Advisors of the Kenan-Flagler Business School. Mr. Allred received his B.A. with Highest Honors in Political Science, his M.B.A. and his J.D. with Honors, from the University of North Carolina at Chapel Hill.
John Chadwick has served as a member of the Sharecare Board since 2021. Mr. Chadwick founded and has been a partner of Claritas Capital since its inception in 2001. Mr. Chadwick has over thirty years of experience in financial services, with over 25 years of experience in venture capital and private equity. Mr. Chadwick represents Claritas Capital on the boards of directors of numerous privately held companies, including FOH & BOH, Five Star, Genomind, Esperta Health (formerly MyWoundDoctor), StudioNow, TwelveStone Health Partners and PeopleOne Health; and serves as an observer to the board of directors of Cogitativo and Renewvia Energy. During his tenure as a partner of Claritas Capital, Mr. Chadwick has overseen numerous investments, including Continuum 700 (sold to T-Mobile), Entrada (sold to NextGen), Empyrean Benefit Solutions (sold to Securian Financial), HCA Healthcare (IPO) and StudioNow (sold to AOL). Prior to founding Claritas Capital, Mr. Chadwick was a partner at Richland Ventures and a Vice President of the Energy Group at Chemical Bank. Mr. Chadwick also serves on the board of directors of W. S. Farish & Company, a private trust company. Mr. Chadwick earned an MBA from the Wharton School at the University of Pennsylvania and a B.A. from the University of Virginia.
Sandro Galea has served as a member of the Sharecare Board since 2021. Dr. Galea is a physician, epidemiologist and author and has served as the Robert A. Knox Professor, since January 2016, and Dean, since January 2015, at the Boston University School of Public Health. Dr. Galea previously held academic and leadership positions at Columbia University, the University of Michigan and the New York Academy of Medicine, including as the Gelman Professor and Chair of the Department of Epidemiology at the Columbia University Mailman School of Public Health. Dr. Galea is an elected member of the National Academy of Medicine and currently chairs the Rockefeller-Boston University Determinants, Data, Decision Making (3-D) global high-level commission. He has served as board Chair of the Association of Schools and Programs of Public Health, president of the Society for Epidemiologic Research and the Interdisciplinary

Society for Population Health Science. Dr. Galea was named one of TIME magazine’s epidemiology innovators in 2006 and has been listed by Thomson Reuters/Clarivate as one of the “World’s Most Influential Scientific Minds” for the social sciences since 2015.
Ken Goulet has served as a member of the Sharecare Board since 2021. Mr. Goulet previously served as Executive Vice President, President Commercial & Specialty Businesses at Anthem, Inc. (“Anthem”) from August 2012 until September 2015 and as Executive Vice President, President Commercial Business Unit of Anthem from October 2007 until August 2012. Prior to that, he also served as Senior Vice President, President of National Accounts and National Sales & Account Management at Anthem (previously known as WellPoint, Inc.) from September 2006 until October 2007. During his time at Anthem, Mr. Goulet’s responsibilities included Strategy, Marketing, Product, Medical Management, Provider Engagement & Contracting and Service Operations. He successfully led Anthem through the industry’s turbulent transition to the Affordable Care Act, developing and executing the strategy and implementation of Public Exchanges. In addition, he successfully advanced Provider Collaboration strategies across the enterprise; integrated and grew Anthem’s Specialty Companies and organically grew Anthem’s Commercial Business. Before joining Anthem, Mr. Goulet spent 23 years at CIGNA Corporation where he held a number of progressive management, sales and operations positions. Mr. Goulet also has experience serving on a number of public and private company boards and currently serves on the board of several privately held companies within the healthcare industry, including Behavioral Health Group, Quartet Health, Grouper and Rialtic. He also sits on the advisory boards of Brave Health, Centauri and NationsHearing. From December 2015 until August 2018, Mr. Goulet served on the board of directors of Cotiviti, prior to its acquisition by Veritas Capital. From April 2016 until March 2017, Mr. Goulet served on the board of Surgical Care Affiliates, prior to its acquisition by UnitedHealth’s Optum. Mr. Goulet received a Bachelor’s degree in economics from Trinity College in Hartford, Connecticut.
Veronica Mallett has served as a member of the Sharecare Board since 2021. Dr. Mallett serves as the Chief Administrative Officer of CommonSpirit Health More In Common Alliance (MICA), a historic partnership between the Morehouse School of Medicine (MSM) and Common Spirit Health (CSH) designed to improve health equity by radically increasing diversity in the healthcare work force. From April 2021 to September 2022, Dr. Mallett served as President and CEO of Meharry Medical College Ventures (MMCV), a wholly owned subsidiary of Meharry Medical College, and as the Executive Director for the Center for Women’s Health Research at Meharry from March 2020 to September 2022. Dr. Mallett has served on the Faculty of Northwestern University, Wayne State University (“WSU”), University of Tennessee Health Science Center, Texas Tech Health Science Center El Paso (“Texas Tech”), holding leadership positions in each of these schools. She has over twenty years of leadership experience, as Fellowship Director and Residency Program Director at WSU, Director of Healthcare Excellence and Department Chair both at the University of Tennessee Memphis and Texas Tech where she served as founding Chair of the department of Obstetrics and Gynecology and Practice Plan Director from February 2011 to February 2017. She served as SVP and Dean of MMC School of Medicine for three years from March 2017 to March 2020, where she ran all clinical operations for the college. Dr. Mallett attended Barnard College, Columbia University followed by medical school at Michigan State University, College of Human Medicine.
Alan Mnuchin has served as a member of the Sharecare Board since 2020. Mr. Mnuchin served as Chief Executive Officer and Chairman of Falcon Capital Acquisition Corp. (“FCAC”) (now Sharecare) from June 2020 until the closing of Sharecare’s business combination with FCAC. Mr. Mnuchin founded and has been the chief executive officer of Ariliam Group, a principal investment and strategic consulting firm, since 2019. Mr. Mnuchin has invested in various media and technology companies prior to and since founding Ariliam Group. From May 2020 until December 2020, Mr. Mnuchin served as a member of the board of directors of Flying Eagle Acquisition Corp. Mr. Mnuchin served as a member of the board of directors of Target Hospitality Corp. (“Target Hospitality”) from January 2019 to March 2019. In 2003, Mr. Mnuchin formed the boutique investment bank AGM Partners LLC, through which he has acted as a strategic M&A advisor to leading corporate, entrepreneurial and private equity clients on transactions totaling over $80 billion. Prior to founding AGM Partners, Mr. Mnuchin was the global head of the media group of Lehman Brothers from 2000 to 2003. Previously, Mr. Mnuchin was head of the media and entertainment group at Bear Stearns from 1996 to 2000. Prior to joining Bear Stearns, Mr. Mnuchin was a senior member of the communications, media and entertainment group at The Goldman Sachs Group, Inc., where he started his career in 1984, with primary responsibility for the group’s media industry efforts. Mr. Mnuchin earned an MBA from the University of Chicago and a B.S. from the Wharton School at the University of Pennsylvania.
Rajeev Ronanki has served as a member of the Sharecare Board since 2021. Mr. Ronanki is a technologist in the healthcare space and bestselling author, currently serving as CEO of Lyric, a healthcare technology company. Mr. Ronanki previously served as the Senior Vice President & Chief Digital Officer of Elevance Health from June 2018 until April 2023, where he led the execution of their Digital, Artificial Intelligence, Exponential Technology and Innovation portfolios. His experience spans over 20 years of innovation-driven industry and social change across healthcare and technology. Prior to joining Elevance Health, Mr. Ronanki was a Partner at Deloitte Consulting, LLC (“Deloitte”) from June 2008 to June 2018, where he established and led Deloitte’s Life Sciences and Healthcare Advanced Analytics, Artificial Intelligence and Innovation practices. Additionally, he was instrumental in shaping Deloitte’s blockchain and cryptocurrency solutions and authored pieces on various exponential technology topics. Mr. Ronanki also led Deloitte’s strategic partnerships across a wide range of innovation programs, such as doc.ai, Singularity University, Exponential Conference Series and MIT Media Labs, that seek to evangelize disruptive technologies like artificial intelligence, blockchain and precision medicine. Mr. Ronanki obtained a Bachelor’s Degree in Mechanical Engineering from Osmania University in India and a Master’s Degree in Computer Science from the University of Pennsylvania.
Jeff Sagansky has served as a member of the Sharecare Board since 2020. Mr. Sagansky has served as a director of FCAC since its initial public offering in September 2020. Mr. Sagansky was the chief executive officer and chairman of Diamond Eagle Acquisition Corp. from March 2019 until the consummation of its business combination in April 2020 with DraftKings. Mr. Sagansky served as the chief executive officer and chairman of Platinum Eagle Acquisition Corp. from December 2017 until the consummation of its business combination with Target Hospitality in March 2019, and continues to serve as a member of Target Hospitality’s board of directors. Mr. Sagansky has been a director of WillScot Mobile Mini Holdings Corp. (formerly WillScot Corporation) since Double Eagle Acquisition Corp. (“Double Eagle”) was formed in June 2015 and served as Double Eagle’s president and chief executive officer from August 6, 2015 until the consummation of its business combination in November 2017. Mr. Sagansky co-founded, together with Harry E. Sloan, Soaring Eagle Acquisition Corp. that merged with Gingko Bioworks in September of 2021 and Flying Eagle Acquisition Corp. that merged with Skillz in December 2020. Mr. Sagansky was formerly chief executive officer and then vice chairman of Paxson Communications Corporation from 1998 to 2003 and prior to that was co-president of Sony Pictures Entertainment from 1996 to 1998. Mr. Sagansky graduated with a B.A. from Harvard College and an MBA from Harvard Business School. He also serves on the boards of Omio and Imagine Entertainment.
Nicole Torraco joined the Sharecare Board in 2024. Ms. Torraco currently serves as Principal at K&B Global Consulting and on the board of directors of Pagaya Technologies Ltd. Ms. Torraco previously served as the President of FITTLE, the financing arm of Xerox Corporation, from January 2021 to October 2023. She grew FITTLE into a global diversified leasing business and led, among other things, forward funding deals and securitizations for FITTLE. Ms. Torraco served on Xerox’s Executive Committee and Enterprise Risk Management Committee, and was a Director on the Board of Xerox Financial Services LLC. Prior to leading FITTLE, Ms. Torraco served as Xerox’s Chief Strategy and M&A Officer from 2018 until 2021. Before joining Xerox in 2018, she was a Principal at Onex Credit, a global debt securities investor, from 2010 to 2018. Prior to that, Ms. Torraco served as a Director, Distressed and Special Situations, at Babson Capital Management. Ms. Torraco received her undergraduate degree from Harvard College and her Master of Business Administration from the Wharton School at the University of Pennsylvania. Ms. Torraco also has a Director Qualification from the American College of Corporate Directors.
Selected Historical Consolidated Financial Data
Set forth below is certain selected historical consolidated financial data relating to Sharecare. The historical unaudited selected financial data as of and for the six-month period ended June 30, 2024, and the audited selected financial data as of and for the fiscal years ended December 31, 2023 and December 31, 2022, have been taken from Sharecare’s consolidated financial information and statements.

This information is only a summary. The selected historical consolidated financial data as of December 31, 2023 and December 31, 2022 should be read in conjunction with Sharecare’s annual report on Form 10-K for the fiscal year ended December 31, 2023, and the selected historical consolidated financial data as of and for the six month period ended June 30, 2024 should be read in conjunction with Sharecare’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2024, each of which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by Sharecare with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See the section of this proxy statement captioned “Where You Can Find Additional Information.” Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.
Summary Consolidated Balance Sheets
	June 30,	December 31,
	2024	2023	2022
	(in thousands)	(in thousands)
Cash and cash equivalents	$85,151	$128,187	$182,508
Total current assets	$229,814	$267,807	$320,626
Total assets	$560,202	$613,634	$701,001
Total current liabilities	$113,928	$116,611	$101,032
Total liabilities	$122,395	$125,565	$120,196
Total stockholders’ equity	$379,602	$429,864	$522,600
Summary Consolidated Statements of Operations and Comprehensive Loss
	Years Ended December 31,
	2023	2022	2021
	(in thousands, except per share information)
Revenue	$445,251	$442,415	$412,815
Loss from operations	$(135,975)	$(139,342)	$(85,443)
Net loss attributable to Sharecare, Inc.	$(128,498)	$(118,707)	$(85,000)
Net loss per share, basic and diluted	$(0.36)	$(0.34)	$(0.30)
	Six Months Ended June 30,
	2024	2023
Revenue	$185,126	$226,648
Loss from operations	$(77,752)	$(70,799)
Net loss attributable to Sharecare, Inc.	$(77,124)	$(69,802)
Net loss per share, basic and diluted	$(0.22)	$(0.20)
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of Sharecare Common Stock as of July 25, 2024 by (a) each person known by Sharecare to be the beneficial owner of more than five percent of Sharecare Common Stock, (b) each of Sharecare’s named executive officers, (c) each of Sharecare’s directors and (d) all of Sharecare’s executive officers and directors as a group.
The number of shares of Sharecare Common Stock beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 368,271,367 shares of Sharecare Common Stock outstanding as of July 25, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Sharecare Common Stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 25, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
We believe that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Name of Beneficial Owner	Shares of Common Stock	% of Common Stock Outstanding	% of Voting Power**
Directors and Named Executive Officers
Alan G. Mnuchin(1)	2,600,538	*	*
Jeff Sagansky(2)	1,970,531	*	*
Jeff Arnold(3)(4)	42,336,819	10.6%	10.4%
John Chadwick(5)	37,211,125	10.1%	9.9%
Ken Goulet(3)(6)	1,262,603	*	*
Rajeev Ronanki(3)	154,506	*	*
Dr. Sandro Galea(3)(7)	332,623	*	*
Jeffrey Allred(3)(8)	705,385	*	*
Dr. Veronica Mallett(3)(9)	271,053	*	*
Brent Layton(3)(10)	1,456,975	*	*
Nicole Torraco(3)	43,124	*	*
Justin Ferrero(3)(11)	14,246,036	3.8%	3.7%
Dawn Whaley(3)(12)	14,309,546	3.8%	3.7%
All executive officers and directors as a group (15 persons)(13)	119,511,864	31.3%	30.7%
5% Beneficial Owners
Entities Affiliated with Claritas Capital(5)	37,211,125	10.1%	9.9%

*
Represents less than 1%.

**
Percentage of total voting power represents voting power with respect to all shares of Sharecare Common Stock and Sharecare Preferred Stock (on an as-converted basis), as a single class. The Sharecare Preferred Stock represent less than 5% of the total voting power of Sharecare. In addition, all of the 2,213,000 Earnout Shares are currently held in escrow subject to forfeiture if certain earn-out conditions are not satisfied. For so long as the Earnout Shares are held in escrow, the Earnout Escrow Agent (as defined in the Earnout Escrow Agreement) shall vote the Earnout Shares solely as directed in writing by Falcon Equity Investors LLC (in the case of the Falcon Equity Investors LLC Earnout Shares (1,713,000 Earnout Shares)) and by the Stockholder Representative under the Earnout Escrow Agreement (in the case of the remaining 1,500,000 Earnout Shares).

(1)
Consists of (i) 1,067,773 shares of Sharecare Common Stock issuable upon exercise of warrants, (ii) 1,280,712 shares of common stock, and (iii) 252,053 restricted stock units that such holder has elected to defer pursuant to the Sharecare, Inc. Non-Employee Director Deferral Plan (the “Deferral Plan”), effective August 5, 2022. The registered holders of the referenced securities are Alan Mnuchin and MMT Capital Holdings LLC. The business address for these securityholders is 3 Columbus Circle, 24th Floor, New York, NY 10019.

(2)
Consists of (i) 791,467 shares of Sharecare Common Stock issuable upon exercise of warrants, (ii) 927,011 shares of common stock, and (iii) 252,053 restricted stock units that such holder has elected to defer pursuant to the Deferral Plan. Mr. Sagansky’s business address is 3 Columbus Circle, 24th Floor, New York, NY 10019.
(3)
The business address of each of these stockholders is 255 East Paces Ferry Road NE, Suite 700, Atlanta, Georgia 30305.

(4)
Consists of (i) 9,845,156 shares of Sharecare Common Stock, (ii) 31,690,884 options to purchase Sharecare Common Stock currently exercisable or exercisable within 60 days of July 25, 2024, and (iii) 800,779 restricted stock units that will vest within 60 days of July 25, 2024. The registered holders of the referenced securities are Jeffrey Arnold, Arnold Media Group, LLC and JT Arnold Enterprises II, LLLP. Mr. Arnold is the beneficial owner and has sole voting and investment power over the referenced securities.

(5)
Consists of (i) 37,175,496 shares of Sharecare Common Stock, and (ii) 35,629 options to purchase shares of Sharecare Common Stock that are currently exercisable or are exercisable within 60 days of July 25, 2024. The registered holders of the referenced securities are the following funds and a managed account under management by entities controlled by John H. Chadwick, founder and partner of Claritas Capital, LLC: Claritas Dozoretz Partners, LLC, Claritas Capital Fund IV, LP, Claritas Irby, LLC, Claritas Opportunity Fund 2013, LP, Claritas Opportunity Fund II, LP, Claritas Sharecare CN Partners, LLC. Claritas Opportunity Fund IV, L.P., Claritas Cornerstone Fund, LP, Claritas Sharecare 2018 Notes, LLC, Claritas Sharecare Notes, LLC, Claritas Sharecare 2019 Notes LLC, Claritas Opportunity Fund V, L.P., Claritas SC Bactes Partners, LLC, Claritas SC Partners, LLC, Claritas Sharecare F3 LLC, Claritas Sharecare-CS Partners, LLC, Claritas Frist Partners, LLC, Claritas Sharp Partners, LLC, Claritas Sharecare Partners LLC, Claritas Irby Partners II, LLC and Claritas Capital Management Services, Inc. 317,997 of the 37,175,496 shares of Sharecare Common Stock are directly held by Mr. Chadwick. On behalf of the Claritas Rollover Stockholders, Mr. Chadwick has voting and investment power over the shares held by the Claritas Rollover Stockholders through his control of the entities that manage the Claritas Rollover Stockholders, which are: Claritas Capital, LLC, Claritas Capital SLP-V, GP, CC Partners IV, LLC, CC SLP V, GP, Claritas Capital EGF-V Partners, LLC, Claritas Capital EGF-IV Partners, LLC, Claritas Opportunity Fund Partners II, LLC, CC Partners IV, LLC, CC SLP IV, GP, CC SLP V, GP, Claritas SCB SLP, GP, CC Partners V, LLC, Claritas SC-SLP GP and Claritas Capital EGF-IV Partners, LLC (he controls Claritas Capital Management Services, Inc. as a director and as its president rather than through a managing entity). The principal address for the Claritas Rollover Stockholders is 30 Burton Hills Boulevard, Suite 100, Nashville, TN 37215.

(6)
Consists of (i) 428,999 shares of Sharecare Common Stock, (ii) 712,585 options to purchase Sharecare Common Stock currently exercisable or exercisable within 60 days of July 25, 2024, and (iii) 121,019 restricted stock units that such holder has elected to defer pursuant to the Deferral Plan.

(7)
Consists of (i) 140,019 shares of Sharecare Common Stock, (ii) 61,570 options to purchase Sharecare Common Stock currently exercisable or exercisable within 60 days of July 25, 2024, and (iii) 131,034 restricted stock units that such holder has elected to defer pursuant to the Deferral Plan.

(8)
The registered holders of the referenced securities are Jeffrey A. Allred, Jeffrey A. Allred IRA and Griffeon Capital Partners LLC.

(9)
Consists of (i) 140,019 shares of Sharecare Common Stock and (ii) 131,034 restricted stock units that such holder has elected to defer pursuant to the Deferral Plan.

(10)
Consists of (i) 623,642 shares of Sharecare Common Stock, and (ii) 833,333 restricted stock units that will vest within 60 days of July 25, 2024.

(11)
Consists of (i) 2,591,451 shares of Sharecare Common Stock, (ii) 11,356,966 options to purchase Sharecare Common Stock currently exercisable or exercisable within 60 days of July 25, 2024, and (iii) 297,619 restricted stock units that will vest within 60 days of July 25, 2024. The registered holders of the referenced securities are Justin Ferrero, Arnold Media Group, LLC and JL Ferrero Enterprise LLLP. Mr. Ferrero is the beneficial owner and has sole voting and investment power over the referenced securities.

(12)
Consists of (i) 2,654,958 shares of Sharecare Common Stock (ii) 11,356,969 options to purchase Sharecare Common Stock currently exercisable or exercisable within 60 days of July 25, 2024, and (iii) 297,619 restricted stock units that will vest within 60 days of July 25, 2024. The registered holders of the referenced securities are Dawn Whaley, Arnold Media Group, LLC and Queen B Family

Management Company, LLLP. Mrs. Whaley is the beneficial owner and has sole voting and investment power over the referenced securities.
(13)
Consists of an aggregate (i) 57,637,830 shares of Sharecare Common Stock, (ii) 1,870,740 shares of Sharecare Common Stock issuable upon exercise of warrants, (iii) 56,657,585 options to purchase Sharecare Common Stock currently exercisable or exercisable within 60 days of July 25, 2024 and (iv) 3,345,709 restricted stock units that will vest within 60 days of July 25, 2024 (including those RSUs that have been deferred pursuant to the Deferral Plan). Percentage voting power includes the Stockholder Earnout Shares.

Prior Public Offerings
During the past three years, none of Sharecare, the Parent Entities, the other Purchaser Filing Parties or any of their respective affiliates have made any underwritten public offering of shares of Sharecare Common Stock for cash that was registered under the Securities Act, or exempt from registration under Regulation A promulgated thereunder.
Transactions in Sharecare Common Stock
Except as set forth below and in “— Prior Public Offerings” above, and other than the Merger Agreement and agreements entered into in connection therewith, including the Rollover Agreements (as discussed in the sections of this proxy statement captioned “The Merger Agreement” and “The Rollover Agreements”), and certain activity related to Sharecare’s equity compensation awards discussed elsewhere in this proxy statement, (1) each of Sharecare, its directors and executive officers, the Parent Entities, the other Purchaser Filing Parties and their respective affiliates have not conducted any transactions with respect to shares of Sharecare Common Stock during the past 60 days and (2) none of Sharecare or the Parent Entities or the other Purchaser Filing Parties or their respective affiliates have purchased shares of Sharecare Common Stock during the past two years.
Transactions by Sharecare’s Directors and Executive Officers During the Last 60 Days
The following transactions by Sharecare’s directors and executive officers within the last 60 days were reported on Statements of Changes of Beneficial Ownership on Form 4 filed with the SEC:
Jeff Arnold
Date	Acquisition	Disposition	Price Per Share ($)
August 16, 2024	383,696	—	N/A(1)
August 16, 2024	—	177,085(2)	1.3807
August 13, 2024	—	188,000(2)	1.375
July 26, 2024	417,083	—	N/A(1)
July 26, 2024	—	9,801(3)	1.38

(1)
Represents the number of shares of Sharecare Common Stock acquired in connection with the vesting and settlement of RSUs. The RSUs converted into common stock on a one-for-one basis. On January 9, 2024, Jeff Arnold was granted 5,005,000 RSUs, which vest from 2024 to 2026 in twelve equal installments quarterly. Accordingly, 417,083 RSUs vested and were settled on July 26, 2024. On November 8, 2023, Jeff Arnold was granted 4,604,357 RSUs, which also vest from 2024 to 2026 in twelve equal installments. Accordingly, 383,696 RSUs vested and were settled on August 16, 2024.

(2)
Represents the number of shares of Sharecare Common Stock sold by Jeff Arnold to cover tax liabilities associated with the recent vesting of RSUs.

(3)
Represents the number of shares of Sharecare Common Stock withheld by Sharecare to cover required withholding taxes in connection with the vesting of RSUs described in footnote (1) above.

Brent Layton
Date	Acquisition	Disposition	Price Per Share ($)
July 26, 2024	833,333	—	N/A(1)

(1)
Represents the number of shares of Sharecare Common Stock acquired in connection with the vesting and settlement of RSUs. The RSUs converted into common stock on a one-for-one basis. On January 2, 2024, Brent Layton was granted 10,000,000 RSUs, which vest from 2024 to 2026 in twelve equal installments quarterly. Accordingly, 833,333 RSUs vested and were settled on July 26, 2024.

Colin Daniel
Date	Acquisition	Disposition	Price Per Share ($)
August 13, 2024	—	112,000(2)	1.375
July 26, 2024	125,000	—	N/A(1)
July 26, 2024	—	2,937(3)	1.38
July 11, 2024	125,000	—	N/A(1)
July 11, 2024	—	2,938(3)	1.37

(1)
Represents the number of shares of Sharecare Common Stock acquired in connection with the vesting and settlement of RSUs. The RSUs converted into common stock on a one-for-one basis. On June 14, 2024, Colin Daniel was granted 1,500,000 RSUs, which vest from 2024 to 2026 in twelve equal installments. One-twelfths of the RSUs vested on the grant date and were settled on July 11, 2024 and another one-twelfths of the RSUs vested and were settled on July 26, 2024.

(2)
Represents the number of shares of Sharecare Common Stock sold by Colin Daniel to cover tax liabilities associated with the recent vesting of RSUs.

(3)
Represents the number of shares of Sharecare Common Stock withheld by Sharecare to cover required withholding taxes in connection with the vesting of RSUs described in footnote (1) above.

Justin Ferrero
Date	Acquisition	Disposition	Price Per Share ($)
August 13, 2024	—	290,000(2)	1.375
July 26, 2024	297,620	—	N/A(1)
July 26, 2024	—	6,994(2)	1.38
July 11, 2024	297,619	—	N/A(1)
July 11, 2024	—	6,994(2)	1.37

(1)
Represents the number of shares of Sharecare Common Stock acquired in connection with the vesting and settlement of RSUs. The RSUs converted into common stock on a one-for-one basis. On June 14, 2024, Justin Ferrero was granted 3,571,439 RSUs, which vest from 2024 to 2026 in twelve equal installments. One-twelfths of the RSUs vested on the grant date and were settled on July 11, 2024 and another one-twelfths of the RSUs vested and were settled on July 26, 2024.

(2)
Represents the number of shares of Sharecare Common Stock sold by Justin Ferrero to cover tax liabilities associated with the recent vesting of RSUs.

(3)
Represents the number of shares of Sharecare Common Stock withheld by Sharecare to cover required withholding taxes in connection with the vesting of RSUs described in footnote (1) above.

Carrie Ratliff
Date	Acquisition	Disposition	Price Per Share ($)
July 26, 2024	104,167	—	N/A(1)
July 11, 2024	104,166	—	N/A(1)

(1)
Represents the number of shares of Sharecare Common Stock acquired in connection with the vesting and settlement of RSUs. The RSUs converted into common stock on a one-for-one basis. On June 14, 2024, Carrie Ratliff was granted 1,250,000 RSUs, which vest from 2024 to 2026 in twelve equal installments. One-twelfths of the RSUs vested on the grant date and were settled on July 11, 2024 and another one-twelfths of the RSUs vested and were settled on July 26, 2024.

Dawn Whaley
Date	Acquisition	Disposition	Price Per Share ($)
August 13, 2024	—	268,000(2)	1.375
July 26, 2024	297,620	—	N/A(1)
July 26, 2024	—	6,994(2)	1.38
July 11, 2024	297,619	—	N/A(1)
July 11, 2024	—	6,994(2)	1.37

(1)
Represents the number of shares of Sharecare Common Stock acquired in connection with the vesting and settlement of RSUs. The RSUs converted into common stock on a one-for-one basis. On June 14, 2024, Dawn Whaley was granted 3,571,439 RSUs, which vest from 2024 to 2026 in twelve equal installments. One-twelfths of the RSUs vested on the grant date and were settled on July 11, 2024 and another one-twelfths of the RSUs vested and were settled on July 26, 2024.

(2)
Represents the number of shares of Sharecare Common Stock sold by Dawn Whaley to cover tax liabilities associated with the recent vesting of RSUs.

(3)
Represents the number of shares of Sharecare Common Stock withheld by Sharecare to cover required withholding taxes in connection with the vesting of RSUs described in footnote (1) above.

Transactions in Sharecare Common Stock by Sharecare in the Last Two Years
The following table provides information regarding shares of Sharecare Common Stock that Sharecare has repurchased under its stock repurchase program in the last two years:
Period	Total Number of Shares Purchased	Range of Prices Paid ($)	Average Price Paid Per Share ($)
2022
Third Quarter	—	—	—
Fourth Quarter	150,602	1.49 – 1.74	1.66
2023
First Quarter	—	—	—
Second Quarter	1,550,000	1.48 – 1.70	1.67
Third Quarter	5,893,035	0.95 – 1.25	1.13
Fourth Quarter	—	—	—
2024
First Quarter	—	—	—

Period	Total Number of Shares Purchased	Range of Prices Paid ($)	Average Price Paid Per Share ($)
Second Quarter	—	—	—
Third Quarter (through [ ])	[ ]	[ ]	[ ]
Past Contracts, Transactions, Negotiations and Agreements
Except as described above in “Special Factors — Background of the Merger,” “— Prior Public Offerings” and “— Transactions in Sharecare Common Stock,” and other than the Merger Agreement and agreements entered into in connection therewith, including the Rollover Agreements (as discussed in the sections of this proxy statement captioned “The Merger Agreement” and “The Rollover Agreements”), and certain activity related to Sharecare’s equity compensation awards discussed elsewhere in this proxy statement, during the past two years: (1) there were no negotiations, transactions or material contacts between Sharecare and its affiliates, on the one hand, and any of the Purchaser Filing Parties (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of Sharecare’s securities, election of Sharecare’s directors or sale or other transfer of a material amount of assets of Sharecare, (2) Sharecare and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of Sharecare consolidated revenues with any of the Purchaser Filing Parties, and (3) none of Sharecare’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of the Purchaser Filing Parties.
During November 2016, Sharecare approved a strategic alliance with Five Star. Mr. Arnold and Mr. Chadwick, both stockholders and members of the Sharecare Board, are also stockholders and members of the board of directors of Five Star. Pursuant to Sharecare’s strategic alliance with Five Star, Sharecare and Five Star developed a customer service training application which used our voice technology software and have recently collaborated in connection with Sharecare’s Health Security product. Five Star made a payment in the aggregate amount of approximately $45,000 during the year ended December 31, 2023, with respect to leasing of certain office space from Sharecare.
Book Value Per Share
The net book value per share of Sharecare Common Stock as of July 25, 2024 was approximately $1.10 (calculated based on 368,271,367 shares of Sharecare Common Stock issued and outstanding as of July 25, 2024).
Market Price of Sharecare Common Stock
Beginning on July 2, 2021, Sharecare Common Stock has traded on Nasdaq under the symbol “SHCR.” The following table sets forth, for the periods indicated, the high and low sales prices per share of Sharecare Common Stock:
	Market Price
	Sharecare Common Stock
	High	Low
2021
Third Quarter	$9.56	$5.67
Fourth Quarter	$8.54	$4.15
2022
First Quarter	$5.03	$2.28
Second Quarter	$3.20	$1.53
Third Quarter	$2.22	$1.38

	Market Price
	Sharecare Common Stock
	High		Low
Fourth Quarter		$2.25		$1.39
2023
First Quarter		$2.71		$1.34
Second Quarter		$1.79		$1.31
Third Quarter		$1.80		$0.77
Fourth Quarter		$1.30		$0.84
2024
First Quarter		$1.21		$0.74
Second Quarter		$1.40		$0.48
Third Quarter (through [ ])	$	[ ]	$	[ ]
On [       ], the most recent practicable date before this proxy statement was distributed to Sharecare’s stockholders, the closing price of Sharecare Common Stock on Nasdaq was $[      ]. You are encouraged to obtain current market quotations in connection with voting your shares.
Dividends
In the past two years, Sharecare has not declared or paid any cash dividends on Sharecare Common Stock.

IMPORTANT INFORMATION REGARDING THE PURCHASER FILING PARTIES
Parent Entities and the Altaris Filing Parties
This section sets forth certain information about the Parent Entities and Altaris Filing Parties. Unless otherwise indicated, the current business address of each entity or person listed in this section is c/o 10 East 53rd Street, 31st Floor, New York, New York 10022, and its telephone number is (212) 931-0250.
Merger Sub is a Delaware corporation, and its principal business is to engage in the transactions contemplated by the Merger Agreement. The sole stockholder of Merger Sub is Parent.
Parent is a Delaware corporation, and its principal business is to hold the capital stock of Merger Sub and engage in the transactions contemplated by the Merger Agreement. Following the consummation of the Merger, Parent will own all of the outstanding capital stock of the Surviving Corporation. The sole stockholder of Parent is Upper Parent.
Impact Upper Parent Inc. (“Upper Parent”) is a Delaware corporation, and its principal business is to hold the capital stock of Parent. The sole stockholder of Parent is Aggregator.
Impact Aggregator LP (“Aggregator”) is a Delaware limited partnership, and its principal business is to hold the capital stock of Upper Parent.
Altaris Health Partners V, L.P. (“Altaris Health Partners V”) is a Delaware limited partnership, and holds limited partnership interests in Aggregator. Its principal business is to achieve long-term capital growth through the provision of risk capital.
Altaris Health Partners V-A, L.P. (“Altaris Health Partners V-A”) is a Delaware limited partnership, and holds limited partnership interests in Aggregator. Its principal business is to achieve long-term capital growth through the provision of risk capital.
AHP V GP, L.P. (“AHP V GP”) is a Delaware limited partnership, and its principal business is to serve as the general partner of Altaris Health Partners V, Altaris Health Partners V-A and other affiliated entities.
Altaris, LLC is a Delaware limited liability company, and its principal business is to serve as the general partner of AHP V GP and other affiliated entities. George E. Aitken-Davies and Daniel G. Tully are members of the board of managers of Altaris, LLC.
Each of the Altaris Filing Parties is ultimately controlled by Mr. Aitken-Davies and Mr. Tully, as the members of the board of managers of Altaris, LLC.
Set forth below for each director, manager and/or officer of the Altaris Filing Parties is such director, manager and/or officer’s respective principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of each such person and country of citizenship, each of whom has the business address set forth above.
Name	Citizenship	Material Occupations, Positions, Offices or Employment During the Past Five Years
Nicholas D. Fulco	U.S.	Mr. Fulco is a member of the board of directors of the Parent Entities and Upper Parent and the Board of Managers of Aggregator. Mr. Fulco is also the President of Parent, Merger Sub and Upper Parent. Mr. Fulco joined Altaris, LLC as a vice president in April 2018 and has been a Managing Director at Altaris, LLC since December 2021.
Charles T. Mullens	U.S.	Mr. Mullens is a member of the board of directors of the Parent Entities and Upper Parent and the Board of Managers of Aggregator. Mr. Mullens is also the Vice President and Secretary of Parent, Merger Sub and Upper Parent. Mr. Mullens has been the Chief Financial Officer of Altaris, LLC since 2017 and has been the Chief Operating Officer of Altaris, LLC since 2023.

Name	Citizenship	Material Occupations, Positions, Offices or Employment During the Past Five Years
George E. Aitken-Davies	U.S.	Mr. Aitken-Davies is a member of the board of managers of Altaris Partners. Mr. Aitken-Davies is a Managing Director of Altaris, which he co-founded in November 2002.
Daniel G. Tully	U.S.	Mr. Tully is a member of the board of managers of Altaris, LLC and Mr. Tully is a Managing Director at Altaris, LLC, which he co-founded in November 2002. Mr. Tully also serves as a director of Trean Insurance Group, Inc., a publicly traded provider of specialty insurance products. Mr. Tully has also served as a director of Tivity Health, Inc., a publicly traded provider of health solutions, from August 2019 to September 2020.
None of the Parent Entities, the Altaris Filing Parties or any of the directors, managers or officers listed above has, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Arnold Filing Parties
Jeff Arnold is a natural person and U.S. citizen. Mr. Arnold’s principal occupation is Executive Chairman of Sharecare, a position he has held since January 2024. For more information on Mr. Arnold’s material occupations, positions, office or employment during the past five years, see the section of this proxy statement captioned “Important Information Regarding Sharecare.”
JT Arnold Enterprises, II LLLP is a limited liability limited partnership organized under the laws of the state of Georgia, whose principal business is to invest in securities.
Arnold Media Group, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Filing Parties
John H. Chadwick is a natural person and U.S. citizen. Mr. Chadwick’s principal occupation is partner of Claritas Capital, LLC, a position he has held since its inception in 2001. For more information on Mr. Chadwick’s material occupations, positions, office or employment during the past five years, see the section of this proxy statement captioned “Important Information Regarding Sharecare.”
Claritas Capital Fund IV, LP is a limited partnership organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Dozoretz Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Irby, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Opportunity Fund 2013, LP is a limited partnership organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Opportunity Fund II, LP is a limited partnership organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Sharecare CN Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Opportunity Fund IV, L.P. is a limited partnership organized under the laws of the state of Delaware, whose principal business is to invest in securities.

Claritas Cornerstone Fund, LP is a limited partnership organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Sharecare 2018 Notes, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Sharecare Notes, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Sharecare 2019 Notes LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Opportunity Fund V, LP is a limited partnership organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas SC Bactes Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas SC Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Sharecare F3 LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Sharecare-CS Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Frist Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Sharp Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Sharecare Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Irby Partners II, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to invest in securities.
Claritas Capital SLP — V, GP is a general partnership organized under the laws of the state of Tennessee, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
CC Partners IV, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
CC SLP IV, GP is a general partnership organized under the laws of the state of Tennessee, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
Claritas Capital, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
CC SLP V, GP is a general partnership organized under the laws of the state of Tennessee, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
Claritas SCB SLP, GP is a general partnership organized under the laws of the state of Tennessee, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.

CC Partners V, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
Claritas Capital EGF — V Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
Claritas Capital EGF — IV Partners, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
Claritas SC-SLP, GP is a general partnership organized under the laws of the state of Tennessee, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
Claritas Opportunity Fund Partners II, LLC is a limited liability company organized under the laws of the state of Delaware, whose principal business is to serve as and perform the functions of the general partner or managing member of certain investment funds.
Claritas Capital Management Services, Inc. (TN) is a corporation organized under the laws of the state of Tennessee, whose principal business is to make primarily long-term private equity and equity-related investments, as well as investments in debt instruments and real estate.
Each of the foregoing Claritas Filing Parties has the address and phone number set forth below:
30 Burton Hills Blvd, Suite 500
Nashville, Tennessee 37215
(615) 665-8250
Set forth below for each director, manager and/or officer of the Claritas Filing Parties is such director, manager and/or officer’s respective principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of each such person and country of citizenship, each of whom has the business address set forth above.
Individual	Biography	Citizenship
John H. Chadwick	Mr. Chadwick founded and has been a partner of Claritas Capital, LLC since its inception in 2001.	U.S. Citizen
Theresa Sexton	Ms. Sexton is a Managing Partner at Claritas Capital, LLC, joining in 2008.	U.S. Citizen
No Claritas Filing Party has, during the past five (5) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

APPRAISAL RIGHTS
If the Merger is consummated, holders of record and beneficial owners of Sharecare Common Stock who do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), who properly demand an appraisal of their shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Sharecare Common Stock through the effective date of the Merger, who otherwise comply with the statutory requirements of Section 262 of the DGCL (“Section 262”) and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof, are entitled to seek appraisal of their shares in connection with the Merger under Section 262. All references in Section 262 and in this summary (i) to a “stockholder” or a “holder of shares” are to a record holder of shares of Sharecare Common Stock, (ii) to a “beneficial owner” are to a person who is the beneficial owner of shares of Sharecare Common Stock held either in voting trust or by a nominee on behalf of such person, and (iii) to a “person” are to any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Sharecare’s stockholders or beneficial owners exercise their appraisal rights under Section 262. Holders of record and beneficial owners of shares of Sharecare Common Stock should carefully review the full text of Section 262 as well as the information discussed below. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights.
Under Section 262, if the Merger is completed, holders of record or beneficial owners of shares of Sharecare Common Stock who (1) properly submit a written demand for appraisal of such holder’s or owner’s shares of Sharecare Common Stock to Sharecare prior to the vote on the Merger Proposal at the Special Meeting, (2) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares through the effective date of the Merger, (4) do not withdraw their demands or otherwise lose their rights to appraisal, and (5) otherwise comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262, may be entitled to have their shares of Sharecare Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Sharecare Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value of the Sharecare Common Stock from the effective date of the Merger through the date of payment of the judgment. If you are a beneficial owner of shares of Sharecare Common Stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand must also (1) reasonably identify the holder of record of the shares for which that demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of such shares of Sharecare Common Stock and include a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f). However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless (1) the total number of shares of Sharecare Common Stock entitled to appraisal exceeds one percent of the outstanding shares of the class of Sharecare Common Stock eligible for appraisal, or (2) the value of the consideration provided in the Merger for such total number of shares exceeds $1 million. Sharecare refers to these conditions herein as the “ownership thresholds.” Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on an appraisal award from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, if the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available pursuant to Section 262 that appraisal rights are available and must include in the notice either a copy of Section 262 or information directing Sharecare’s stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Sharecare’s notice to Sharecare’s stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any holder of record or beneficial owner of Sharecare Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement, subject to any applicable withholding taxes, for each share of Sharecare Common Stock owned as of immediately prior to the Effective Time (other than any Excluded Shares). Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Sharecare Common Stock, Sharecare believes that if a stockholder or a beneficial owner is considering exercising such rights, that stockholder or beneficial owner should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of Sharecare Common Stock must do ALL of the following:
•
the stockholder or beneficial owner must not vote in favor of the Merger Proposal. Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the Merger Agreement, a stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy with instructions to vote against the proposal to adopt the Merger Agreement or to affirmatively abstain;

•
the stockholder or beneficial owner must deliver to Sharecare a written demand for appraisal of such holder’s or owner’s shares of Sharecare Common Stock before the vote on the Merger Proposal at the Special Meeting and such demand must reasonably inform Sharecare of the identity of the stockholder or the beneficial owner, as applicable, and that the stockholder or beneficial owner, as applicable, intends thereby to demand appraisal of such Sharecare Common Stock (and, in the case of a demand made by a beneficial owner, the demand must reasonably identify the holder of record of the Sharecare Common Stock for which the demand is made, be accompanied by documentary evidence of the beneficial owner’s beneficial ownership of the Sharecare Common Stock for which appraisal is demanded, include a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which the beneficial owner consents to receive notices given by the Surviving Corporation in the Merger under Section 262 and to be set forth on the verified list required by subsection (f) of Section 262);

•
the stockholder must continuously hold or the beneficial owner must continuously own the shares from the date of making the demand through the effective date of the Merger (a stockholder or beneficial owner will lose appraisal rights if the stockholder or beneficial owner transfers the shares before the effective date of the Merger); and

•
the stockholder or beneficial owner must otherwise comply with Section 262.

Additionally, the demanding stockholder or beneficial owner or another stockholder or beneficial owner who has properly demanded appraisal or the Surviving Corporation must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within 120 days after the effective date of the Merger. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so. Accordingly, it is the obligation of Sharecare stockholders or beneficial owners to take all necessary action to perfect their appraisal rights in respect of Sharecare Common Stock within the time prescribed in Section 262.
After an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.
Written Demand
A stockholder or beneficial owner wishing to exercise appraisal rights must deliver to Sharecare, before the vote on the Merger Proposal at the Special Meeting, a written demand for the appraisal of such holder’s or beneficial owner’s shares of Sharecare Common Stock. In addition, that stockholder or beneficial owner must not vote or submit a proxy in favor of the Merger Proposal. A vote in favor of the Merger Proposal, in person at the Special Meeting or by proxy (whether by mail or via the internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal with respect to such stockholder’s shares. A stockholder exercising appraisal rights must hold of record the shares of Sharecare Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Merger. A beneficial owner exercising appraisal rights must own the shares of Sharecare Common Stock on the date the written demand for appraisal is made and must continue to own such shares through the effective date of the Merger. For a stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the Merger Proposal or abstain from voting on the Merger Proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will constitute a waiver of appraisal rights.
Record Holders
A holder of record of shares of Sharecare Common Stock is entitled to demand appraisal for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Sharecare Common Stock by a holder of record must reasonably inform Sharecare of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares.
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares of Sharecare Common Stock. A demand for appraisal in respect of such shares of Sharecare Common Stock should be executed by or on behalf of the beneficial owner and must reasonably inform Sharecare of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s shares. The demand made by such beneficial owner must also (1) reasonably identify the holder of record of the shares of Sharecare Common Stock for which the demand is made, (2) be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f). If the shares with respect to which a demand is made are owned of record or beneficially owned in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand should be executed by or on behalf of the record owner or beneficial owner in such capacity, and if the shares are owned of record or beneficially owned by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint holders of record or beneficial owners. An authorized agent, including an authorized agent for two (2) or more joint stockholders or beneficial owners, as applicable, may execute a demand for appraisal on behalf of a stockholder or beneficial owner, as applicable; however, the agent must identify the stockholder or stockholders or beneficial owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the stockholder or stockholders or beneficial owner or owners, as applicable. A stockholder of record, such as a bank, trust, broker or other nominee, who holds shares of Sharecare Common Stock as a nominee or intermediary for one or more other beneficial owners, may exercise his, her or its right of appraisal with respect to shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares of Sharecare Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Sharecare Common Stock held in the name of the holder of record.
Beneficial Owners
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262, provided that (i) such beneficial owner continuously owns such shares through the Merger Effective Time and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262, and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by Sharecare under Section 262 and to be set forth on the verified list required by Section 262(f). Although not expressly required by Section 262, Sharecare reserves the right to take the position that it may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 with respect to any person sharing beneficial ownership of the shares for which such demand is submitted.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Sharecare, Inc.
255 East Paces Ferry Road NE, Suite 700
Atlanta, Georgia 30305
Attention: Legal
Demands for appraisal may not be submitted by electronic transmission.
If a person who has made a demand for an appraisal in accordance with Section 262 will deliver to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares of Sharecare Common Stock in accordance with subsection (e) of Section 262, either within sixty (60) days after the effective time of the Merger or thereafter with the written approval of the Surviving Corporation, then the right of such person to an appraisal of such shares subject to the withdrawal will cease. Notwithstanding the foregoing, an appraisal proceeding in the Delaware Court of Chancery will not be dismissed as to any person without the approval of the court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the court made under subsection (j) of Section 262; provided, however that any person who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered upon the Merger within sixty (60) days after the effective time of the Merger.
Notice by the Surviving Corporation
If the Merger is completed, within 10 days after the effective date of the Merger, the Surviving Corporation will notify each record holder of shares of Sharecare Common Stock who has properly made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the Merger Proposal, and any beneficial owner who has properly demanded appraisal in accordance with Section 262, that the Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Merger, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and who is otherwise entitled to appraisal rights under

Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person, demanding a determination of the value of the shares held by all persons entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and Sharecare’s stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Sharecare Common Stock. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Sharecare Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the effective date of the Merger, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which Sharecare has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares will not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Surviving Corporation must give this statement to the requesting person within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a person and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by the Surviving Corporation. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the Surviving Corporation and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery, and the costs of any such notices will be borne by the Surviving Corporation.
After notice to persons as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on such petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who have demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
In addition, assuming the Sharecare Common Stock remained listed on a national securities exchange immediately prior to the Effective Time (which is expected to be the case), the Delaware Court of Chancery will dismiss appraisal proceedings as to all of the persons who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Sharecare Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments discussed below, which may be made by the Surviving Corporation pursuant to subsection (h) of Section 262). In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest accrued before such voluntary cash payment, unless paid at that time. In Weinberger v. UOP, Inc., Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights. When the fair value of the shares of Sharecare Common Stock is determined, the Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although Sharecare believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and holders of record and beneficial owners of Sharecare Common Stock should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither Sharecare nor Parent anticipates offering more than the Merger Consideration to any stockholder or beneficial owner exercising appraisal rights, and each of Sharecare and Parent reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the fair value of a share of Sharecare Common Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or other requirements imposed by Section 262 to seek and perfect appraisal are not satisfied, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the list filed by the Surviving Corporation pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of judgment under such subsection (a “Reservation”). In the absence of such an order, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of Sharecare Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Sharecare Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration as provided in the Merger Agreement. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal in accordance with Section 262.
From and after the effective date of the Merger, no person who has demanded appraisal rights with respect to some or all of such person’s shares in compliance with Section 262 will be entitled to vote such shares of Sharecare Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the Merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, or if such person delivers to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares within 60 days after the effective date of the Merger, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the effective date of the Merger.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a person’s statutory appraisal rights. In that event, you will be entitled to receive the Merger Consideration for your dissenting shares in accordance with the Merger Agreement, subject to any applicable withholding taxes, for each share of Sharecare Common Stock that you own as of immediately prior to the Effective Time (other than any Excluded Shares). Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

PROPOSAL 1: THE MERGER PROPOSAL
Sharecare is asking you to adopt and approve the Merger Agreement. For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement throughout this proxy statement, including the information set forth in the section of this proxy statement captioned “The Merger Agreement.” A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are urged to read the Merger Agreement carefully and in its entirety.
The Sharecare Board (based on the recommendation of the Special Committee) by unanimous vote of Sharecare’s directors (other than Jeff Arnold and John Chadwick, who recused themselves due to the status of each as a Rollover Stockholder or potential Rollover Stockholder, as applicable), recommends that you vote “FOR” this proposal.

PROPOSAL 2: THE COMPENSATION PROPOSAL
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that Sharecare provide stockholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation that will or may become payable by Sharecare to its named executive officers that is based on or otherwise relates to the Merger, as disclosed in the section of this proxy statement captioned “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to Sharecare’s Named Executive Officers,” including the additional disclosures referenced therein that otherwise are disclosed in the section of this proxy statement captioned “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger.”
Sharecare is asking its stockholders to approve the compensation that will or may become payable by Sharecare to its named executive officers that is based on or otherwise relates to the Merger. These payments are set forth in the section of this proxy statement captioned “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to Sharecare’s Named Executive Officers” and the accompanying footnotes and additional disclosures referenced therein.
Accordingly, Sharecare is seeking approval of the following resolution at the Special Meeting:
“RESOLVED, that the stockholders of Sharecare approve on a non-binding advisory basis the compensation that will or may become payable to Sharecare’s named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “Special Factors — Interests of Sharecare’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits to Sharecare’s Named Executive Officers” in Sharecare’s proxy statement for the Special Meeting.”
Sharecare’s stockholders should note that this proposal is not a condition to completion of the Merger, and as a non-binding, advisory vote, the result will not be binding on Sharecare, the Sharecare Board or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated Sharecare’s named executive officers will or may be eligible to receive the compensation that is based on or that otherwise relates to the Merger in accordance with the terms and conditions applicable to those payments.
The Sharecare Board recommends that you vote “FOR” this proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL
Sharecare is asking you to approve a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If stockholders approve this proposal, Sharecare can adjourn the Special Meeting and one adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the Merger Agreement, provided that Sharecare may not, without Parent’s prior written consent, adjourn the Special Meeting (i) for more than ten (10) business days for any single adjournment, or (ii) to a date that is later than the earlier of (x) two (2) months from the originally scheduled date and (y) four (4) business days prior to December 21, 2024. Among other things, approval of the Adjournment Proposal could mean that, even if Sharecare received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, Sharecare could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, Sharecare may seek stockholder approval to adjourn the Special Meeting if a quorum is not present. Finally, the chairperson of the Special Meeting is permitted by the Sharecare Bylaws to adjourn the Special Meeting even if Sharecare’s stockholders have not approved the proposal to adjourn the Special Meeting.
The Sharecare Board recommends that you vote “FOR” this proposal.

STOCKHOLDER PROPOSALS AND NOMINATIONS
If the Merger is completed, Sharecare will have no public stockholders and there will be no public participation in any future meetings of Sharecare’s stockholders. However, if the Merger is not completed, Sharecare’s stockholders will continue to be entitled to attend and participate in stockholder meetings.
Sharecare will hold an annual meeting of stockholders in 2025 (the “2025 Annual Meeting”) only if the Merger has not already been completed and Sharecare remains a public company.
For a stockholder who intends to have a proposal considered for inclusion in Sharecare’s proxy materials for presentation at the 2025 Annual Meeting, if held, Sharecare’s Secretary must receive the written proposal at Sharecare’s principal executive offices not later than March 15, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Stockholders intending to present a proposal at the 2025 Annual Meeting, if held, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Sharecare Bylaws. The Sharecare Bylaws require, among other things, that Sharecare’s Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, Sharecare must receive notice of such a proposal or nomination for the 2025 Annual Meeting, if held, no earlier than February 13, 2025 and no later than March 15, 2025. The notice must contain the information required by the Sharecare Bylaws, a copy of which is available upon request to Sharecare’s Secretary. In the event that the date of the 2025 Annual Meeting, if held, is more than 30 days before or more than 30 days after June 13, 2025, then Sharecare’s Secretary must receive such written notice not later than the close of business on the 10th day following the day on which notice of the date of such meeting is mailed or public disclosure of the date of such meeting is first made by Sharecare.
In addition to satisfying the foregoing requirements under the Sharecare Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Sharecare’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act, which notice must be postmarked or transmitted electronically to Sharecare at its principal executive office no later than April 14, 2025. If the date of the 2025 Annual Meeting is changed by more than 30 days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th day following the day on which notice of the date of such meeting is mailed or public disclosure of the date of such meeting is first made by Sharecare.
Sharecare reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
Because the Merger is a “going private” transaction, Parent, Merger Sub and Sharecare have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, can be obtained by following the directions set forth below. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
Sharecare files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC allows Sharecare to “incorporate by reference” into this proxy statement documents Sharecare files with the SEC. This means that Sharecare can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement and, with respect to this proxy statement but not with respect to the Schedule 13E-3, later information that Sharecare files with the SEC will update and supersede such information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed is not deemed to be incorporated by reference into this proxy statement. Sharecare incorporates by reference the documents listed below and, with respect to this proxy statement but not with respect to the Schedule 13E-3, any documents filed by Sharecare pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on March 29, 2024;

•
Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024, filed on May 9, 2024 and August 9, 2024, respectively;

•
Current Reports on Form 8-K filed on February 9, 2024, February 27, 2024, March 12, 2024, March 28, 2024, April 5, 2024, May 9, 2024, June 20, 2024, and June 21, 2024 (other than portions of a Current Report on Form 8-K that are furnished under Item 2.02 or Item 7.01, including any exhibits included with such Items unless otherwise indicated therein); and

•
Sharecare’s Definitive Proxy Statement on Schedule 14A for the June 13, 2024 annual meeting of stockholders, filed on April 29, 2024.

Sharecare will amend the Schedule 13E-3 to incorporate by reference any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting to the extent required to fulfill Sharecare’s obligations under the Exchange Act.
You may obtain any of the documents that Sharecare files with the SEC, without charge, by requesting them in writing from Sharecare at the following address:
Sharecare, Inc.
255 East Paces Ferry Road NE, Suite 700
Atlanta, Georgia 30305
Attention: Investor Relations
If you would like to request documents from Sharecare, please do so as soon as possible to receive them before the Special Meeting. If you request any documents from Sharecare, Sharecare will mail them to you by first class mail, or another equally prompt method. Please note that all of Sharecare’s documents that it files with the SEC are also promptly available through the “Investor Relations” section of Sharecare’s website, https://investors.sharecare.com. The information included on Sharecare’s website is not incorporated by reference into this proxy statement. The website addresses, and the website addresses included in any documents incorporated by reference in this proxy statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this proxy statement and you should not consider it a part of this proxy statement.

If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of this proxy statement or need help voting your shares of Sharecare Common Stock or Sharecare Preferred Stock, please contact Sharecare’s proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-Free: 1-800-322-2885
Email: proxy@mackenziepartners.com

MISCELLANEOUS
Sharecare has supplied all information relating to Sharecare, and Parent has supplied, and Sharecare has not independently verified, all of the information relating to Parent, Merger Sub, or the Rollover Stockholders contained in this proxy statement.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF SHARECARE COMMON STOCK AT THE SPECIAL MEETING. SHARECARE HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [     ]. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

ANNEX A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
by and among
IMPACT ACQUIROR INC.,
IMPACT MERGER SUB INC.
and
SHARECARE, INC.
Dated as of June 21, 2024

A-i

A-ii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of June 21, 2024, is by and among Impact Acquiror Inc., a Delaware corporation (“Parent”), Impact Merger Sub Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Sharecare, Inc., a Delaware corporation (the “Company”). Parent, the Company and Merger Sub are referred to herein as the “Parties” and each, a “Party.”
RECITALS
WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to and in accordance with the provisions of the Delaware General Corporation Law, as may be amended from time to time (the “DGCL”);
WHEREAS, the board of directors of Parent has unanimously approved and declared advisable this Agreement and the transactions contemplated hereby;
WHEREAS, the board of directors of Merger Sub has unanimously determined that the Merger is fair to, and in the best interests of, Merger Sub and its sole stockholder, approved and declared advisable this Agreement and the Merger and any other transactions contemplated hereby and resolved to recommend adoption of this Agreement to the sole stockholder of Merger Sub;
WHEREAS, the board of directors of the Company (the “Company Board”) established a special committee (the “Special Committee”), consisting solely of independent members of the Company Board not affiliated with Parent or its Affiliates to, among other things, develop, assess and negotiate the terms of this Agreement and the transactions contemplated hereby, including the Merger, and to make a recommendation to the Company Board as to whether the Company should enter into this Agreement;
WHEREAS, the Special Committee has unanimously (i) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders (other than the Rollover Stockholders), (ii) determined that it is advisable and in the best interests of the Company to enter into this Agreement and (iii) recommended that the Company Board approve and authorize this Agreement and the Merger;
WHEREAS, the Company Board (acting on the recommendation of the Special Committee) has by unanimous vote of the Non-Recused Directors (as defined herein) (i) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders (other than the Rollover Stockholders), (ii) determined that it is in the best interests of the Company and its stockholders (other than the Rollover Stockholders) and declared it advisable to enter into this Agreement, (iii) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein and (iv) resolved to recommend that the stockholders of the Company vote to approve this Agreement, in each case on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have delivered to the Company concurrently with the execution of this Agreement (i) a limited guarantee (the “Guarantee”) from Altaris Health Partners V, L.P., a Delaware limited partnership (the “Guarantor”) in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantor is guaranteeing certain obligations of Parent and Merger Sub in connection with this Agreement; and (ii) an Equity Commitment Letter; and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Merger.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:

ARTICLE I
The Merger; Closing; Effective Time
1.1.   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”), and the separate corporate existence of the Company, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger, except as set forth in Article II. The Merger shall have the effects specified in the DGCL.
1.2.   Closing.   Unless otherwise mutually agreed in writing between the Company and Parent, the closing of the Merger (the “Closing”) shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019 (or at the request of either Party, by means of a virtual Closing through electronic exchange of documents and signatures), on or about 9:00 a.m. (New York time) on the third (3rd) Business Day following the day on which the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement. The date on which the Closing actually occurs is referred to as the “Closing Date.”
1.3.   Effective Time.   At the Closing, the Company will cause a Certificate of Merger (the “Certificate of Merger”) to be executed and acknowledged and filed with the Secretary of State of the State of Delaware as provided in the relevant provisions of the DGCL. The Merger shall become effective at the time (the “Effective Time”) when the Certificate of Merger has been duly filed with and accepted by the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties in writing and specified in the Certificate of Merger.
ARTICLE II
Certificate of Incorporation and Bylaws
of the Surviving Corporation
2.1.   Certificate of Incorporation of the Surviving Corporation.   At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in its entirety as of the Effective Time to be in the form set forth in Exhibit A to this Agreement, and as so amended shall be the certificate of incorporation of the Surviving Corporation (the “Charter”) until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11. The form of the amended and restated certificate of incorporation is “facts ascertainable” as that term is used in Section 251(b) of the DGCL.
2.2.   Bylaws of the Surviving Corporation.   Subject to the requirements of Section 6.11, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended as provided therein, by the Charter or as provided by applicable Law and consistent with the obligations set forth in Section 6.11. The form of the amended and restated bylaws is “facts ascertainable” as that term is used in Section 251(b) of the DGCL.
ARTICLE III
Directors and Officers of the Surviving Corporation
3.1.   Directors of the Surviving Corporation.   The Parties shall take all actions necessary so that the directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
3.2.   Officers of the Surviving Corporation.   The Parties shall take all actions necessary so that the officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the

Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
ARTICLE IV
Effect of the Merger on Capital Stock;
Exchange of Share Certificates
4.1.   Effect on Capital Stock.   At the Effective Time, as a result of the Merger and without any action on the part of the holder of any capital stock of the Company:
(a)   Merger Consideration.   Each share of common stock, par value $0.0001 per share, of the Company (the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) shall be converted into the right to receive $1.43 per Share in cash, without interest (the “Merger Consideration”). Each share of Series A convertible preferred stock, par value $0.0001 per share (“Preferred Shares”) issued and outstanding immediately prior to the Effective Time shall not be converted into the right to receive the Merger Consideration and will remain issued and outstanding following the Effective Time. Each Company Warrant and Commercial Warrant outstanding immediately prior to the Effective Time shall be dealt with in such manner and receive such Merger Consideration as described in Section 4.4 herein. At the Effective Time, all of the Shares converted into the right to receive the Merger Consideration pursuant to this Section 4.1(a) shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate formerly representing any of the Shares (each, a “Share Certificate”) or otherwise if the Company then has Shares which are not certificated, the applicable number of uncertificated Shares represented by book-entry (the “Book-Entry Shares”) (in each case, other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration, without interest.
(b)   Cancellation of Certain Shares.   Any Shares that are owned by the Company and not held on behalf of third parties, any Shares owned by Merger Sub and any Dissenting Shares, in each case, that are issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder of such Shares, cease to be outstanding, be cancelled without payment of any consideration therefor and cease to exist, subject to any rights the holder thereof may have under Section 4.2(g).
(c)   Shares Held by Parent.   Each Share issued and outstanding immediately prior to the Effective Time that is owned by Parent shall, by virtue of the Merger and without any action on the part of the holder of such Shares, be converted into one share of common stock, par value $0.0001 per share, of the Surviving Corporation.
(d)   Merger Sub.   Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder of such share, be converted into 10,000 shares of common stock, par value $0.0001 per share, of the Surviving Corporation.
(e)   Rollover Shares.   For the avoidance of doubt, the Rollover Shares shall not be entitled to receive the Merger Consideration and shall, immediately prior to the Effective Time, be contributed (or otherwise transferred), directly or indirectly, to Topco Inc. pursuant to the terms of the JA Rollover Agreement.
4.2.   Exchange of Share Certificates.
(a)   Appointment of Paying Agent.   Prior to the Effective Time, Parent and Merger Sub shall appoint a bank or trust company reasonably acceptable to the Company to serve as the paying agent (the “Paying Agent”) and shall enter into an agreement in form and substance reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to this Agreement.
(b)   Deposit of Merger Consideration.   Prior to the Effective Time, Parent or Merger Sub shall deposit, or cause to be deposited, with the Paying Agent cash in U.S. Dollars sufficient to pay the aggregate Merger Consideration (other than in respect of Excluded Shares) under Section 4.1(a) (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Pending its disbursement in accordance with this Section 4.2, the Payment Fund shall be invested by the Paying Agent as reasonably directed by Parent. Any such investment, if made, shall be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government. Parent shall promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of Shares to receive the Merger Consideration as provided herein. Payments to holders in respect of each Company Option and Company RSU Award (collectively, the “Company Equity Awards”) shall be paid through the Company’s or the Surviving Corporation’s applicable payroll procedures following the Effective Time at such time as such awards are payable (but in any event no earlier than the first (1st) payroll date that is at least ten (10) Business Days following the Effective Time).
(c)   Procedures for Surrender.
(i)   As promptly as practicable after the Effective Time (and in any event not later than the third (3rd) Business Day following the Closing Date), the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of Shares (other than Excluded Shares) (A) a letter of transmittal specifying that delivery shall be effected, and risk of loss and title shall pass, only upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or transfer of the Book-Entry Shares not held, directly or indirectly, through The Depository Trust Company (“DTC”) to the Paying Agent, such materials to be in customary form and have such customary provisions as Parent and the Company mutually reasonably agree (the “Letter of Transmittal”), and (B) instructions for effecting the surrender of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or Book-Entry Shares to the Paying Agent in exchange for payment of the aggregate Merger Consideration to which such holders are entitled pursuant to the terms of this Agreement.
(ii)   With respect to Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Article IV.
(iii)   Upon surrender to the Paying Agent of Shares that (A) are Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)), together with the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required by the Paying Agent, (B) are Book-Entry Shares not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request), in each case of the foregoing clauses (A) and (B) of this Section 4.2(c)(iii), pursuant to such materials and instructions as contemplated by Section 4.2(c)(i), and (C) are Book-Entry Shares held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries pursuant to Section 4.2(c)(ii), the holder of such Share Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Effective Time, a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) of cash that such holder has the right to receive pursuant to Section 4.1(a).

(iv)   No interest will be paid or accrued on any amount payable upon surrender of any Shares.
(v)   In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the Share Certificates may be issued to such transferee if the Share Certificates formerly representing such Shares are presented to the Paying Agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable.
(vi)   Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Share Certificate or an executed Letter of Transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article IV.
(d)   Transfers.   From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Share Certificate or acceptable evidence of a Book-Entry Share is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder thereof is entitled to receive as a result of the Merger pursuant to this Article IV.
(e)   Termination of Payment Fund.   Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of Share Certificates or Book-Entry Shares by the one (1) year anniversary of the Effective Time shall be delivered to Parent or the Surviving Corporation, as determined by Parent. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) upon delivery of the Share Certificates (or affidavits of loss in lieu of the Share Certificates as provided in Section 4.2(f)) or Book-Entry Shares, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, such Merger Consideration shall become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   Lost, Stolen or Destroyed Share Certificates.   In the event any Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Share Certificate to be lost, stolen or destroyed and, if required by the Paying Agent, the posting by such Person of a bond reasonably sufficient to indemnify Parent and the Surviving Corporation against any claim that may be made against Parent or the Surviving Corporation with respect to such Share Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Share Certificate a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(h)) equal to the number of Shares (other than Excluded Shares) represented by such lost, stolen or destroyed Share Certificate multiplied by the Merger Consideration.
(g)   Dissenting Shares.   Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the Merger Consideration and holders of such Dissenting Shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, unless and until such Person fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or otherwise loses such Person’s rights to receive payment under Section 262 of the DGCL. If any such Person fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or loses such right, such Dissenting Shares shall thereupon be treated as if they had been converted at the Effective Time into the right to receive the Merger Consideration, without any interest thereon. The Company shall give Parent written notice of any written demands for appraisal of Shares promptly after receipt by the

Company, as well as copies of any instruments, notices or demands received by the Company pursuant to Section 262 of the DGCL and shall give Parent the reasonable opportunity to participate in, and consider in good faith the views of Parent in connection with, all negotiations and proceedings with respect to such demands for appraisal pursuant to the DGCL in respect of such Dissenting Shares. Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal, offer to settle or settle any such demands, waive any failure to timely deliver a written demand for appraisal under the DGCL or approve any withdrawal of any such demands (or otherwise agree to do any of the foregoing). For purposes of this Section 4.2(g), “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Shares (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such demands but will not be afforded any decision-making power or other authority over such demands except as set forth above.
(h)   Withholding Rights.   Each of Parent, the Company, Merger Sub, the Surviving Corporation, the Paying Agent and any other applicable withholding agent, as applicable, shall be entitled to deduct and withhold from the amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder, or any other applicable provision of federal, state, local or foreign Tax Law; provided that Parent shall consult with the Company in good faith prior to withholding any amounts payable to any stockholder of the Company hereunder other than in connection with a Company Equity Award. To the extent that amounts are so deducted or withheld and remitted to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
4.3.
Treatment of Company Equity Awards.

(a)   Treatment of Company Options.
(i)   Unless otherwise agreed in writing between Parent and any holder of Company Options, at the Effective Time, each then outstanding option to purchase Shares (a “Company Option”), that is vested or that vests upon the occurrence of the Effective Time in accordance with its terms as of the date of this Agreement, shall, automatically and without any action on the part of the holder thereof, be cancelled and converted into the right to receive from the Surviving Corporation, as promptly as practicable following the Effective Time but in no event later than the Company’s first (1st) payroll date that is at least ten (10) Business Days following the Effective Time, an amount in cash (without interest) equal to the product of (i) the number of Shares subject to such Company Options immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per Share of such Company Option (the “Option Consideration”). Unless otherwise agreed to in writing between Parent and the applicable holder of Company Options, at the Effective Time, each then outstanding Company Option held by the individuals listed in Section 4.3(a)(i) of the Company Disclosure Schedule, representing all of the participants in the Company’s Change in Control Plan, effective January 25, 2023 (the “CIC Plan” and participants in the CIC Plan, “CIC Plan Participants”) that is unvested and does not vest by its terms as in effect on the date of this Agreement upon the occurrence of the Effective Time shall automatically be cancelled and converted into a contingent right to receive (x) a cash payment, without interest (a “Contingent Cash Award”), equal to 70% of the Option Consideration with respect to such Company Option and (y) the number of non-voting common units of Parent (or any parent company of Parent) (a “Contingent Unit Award”) having a capital value at the Effective Time equal to 30% of the Option Consideration with respect to such Company Option. With respect to any Company Option the vesting of which is subject to stock price performance hurdles, (i) such stock price performance hurdles will be deemed to have been satisfied to the extent the Merger Consideration exceeds the applicable performance hurdle and

(ii) any tranches of performance-vesting options whose performance hurdles exceed the Merger Consideration shall automatically be forfeited at the Effective Time. Contingent Cash Awards and Contingent Unit Awards shall be subject to the same terms and conditions that applied to the underlying Company Option immediately prior to the Effective Time except that such Contingent Cash Awards and Contingent Unit Awards shall be settled in cash and common units, respectively, on the next regularly scheduled payroll date of the Surviving Corporation or the applicable Subsidiary following the applicable vesting dates. Each Company Option (whether vested or unvested and whether held by CIC Plan Participants or non-CIC Plan Participants) for which the exercise price per Share is equal to or greater than the Merger Consideration shall automatically be cancelled at the Effective Time without payment of consideration and, for CIC Plan Participants, will not be converted into a Contingent Cash Award or Contingent Unit Award.
(ii)   Unless otherwise agreed in writing between Parent and any holder of Company Options, at the Effective Time, each then outstanding Company Option held by any individual who is not a CIC Plan Participant (a “non-CIC Plan Participant”) that is unvested and does not vest by its terms as in effect on the date of this Agreement upon the occurrence of the Effective Time shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into a Contingent Cash Award equal to the Option Consideration with respect to such Company Option. Except as otherwise provided in this Section 4.3(a)(ii), Contingent Cash Awards covered by this Section 4.3(a)(ii) shall be subject to the same terms and conditions that applied to the underlying Company Option immediately prior to the Effective Time (including with respect to service-based vesting requirements); provided, however, that in addition to the service-based vesting requirement, the vesting of 70% of each such Contingent Cash Award covered by this Section 4.3(a)(ii) shall be subject to the satisfaction of the performance based goal(s) set forth in Section 4.3(a)(ii) of the Company Disclosure Schedule.
(b)   Treatment of Company RSU Awards.
(i)   At the Effective Time, each then outstanding restricted stock unit award corresponding to Shares (a “Company RSU Award”) that is held by a non-employee director of the Company Board, whether or not vested, shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive from the Surviving Corporation, as promptly as practicable following the Effective Time but in no event more than three (3) Business Days following the Effective Time (or at such later time as would not result in the imposition of a penalty under Section 409A of the Code), an amount in cash (without interest) equal to (A) the number of Shares subject to such Company RSU Award multiplied by (B) the Merger Consideration.
(ii)   Unless otherwise agreed in writing between Parent and any holder of Company RSU Awards, at the Effective Time, each then outstanding Company RSU Award held by a CIC Plan Participant shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into (x) a Contingent Cash Award in an amount in cash equal to (A) 70% of the number of Shares subject to such Company RSU Award multiplied by (B) the Merger Consideration and (y) a Contingent Unit Award having a capital value at the Effective Time equal to (A) 30% of the number of Shares subject to such Company RSU Award multiplied by (B) the Merger Consideration. With respect to any Company RSU Award the vesting of which is subject to performance-based objectives, for purposes of determining the number of Shares subject to such Company RSU Award, the number of Shares subject to such Company RSU Award will be equal to (I) for the 2023 measurement period, the number of Shares representing 125.3% of the target number of Shares covered by such Company RSU Award; and (II) for incomplete measurement periods, the greater of (x) the number of Shares earned based on target performance and (y) the number of Shares earned based on actual performance extrapolated as of the Effective Time through the end of the applicable measurement period (as determined in accordance with Section 4.3(b)(ii) of the Company Disclosure Schedule). Except as otherwise provided in this Section 4.3(b)(ii), Contingent Cash Awards and Contingent Unit Awards shall be subject to the same terms and conditions that applied to the underlying Company RSU Award immediately prior to the Effective Time (including applicable terms under the CIC Plan).

(iii)   Unless otherwise agreed in writing between Parent and any holder of Company RSU Awards, at the Effective Time, each then outstanding Company RSU Award held by any non-CIC Plan Participant, excluding any non-employee director of the Company Board, shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into a Contingent Cash Award in an amount in cash equal to (A) the number of Shares subject to such Company RSU Award multiplied by (B) the Merger Consideration. With respect to any Company RSU Award the vesting of which is subject to performance-based objectives, for purposes of clause (A) of the immediately preceding sentence, the number of Shares subject to such Company RSU Award will be equal to (I) for the 2023 measurement period, the number of Shares representing 125.3% of the target number of Shares covered by such Company RSU Award; and (II) for incomplete measurement periods, the number of Shares earned based on target performance. Except as otherwise provided in this Section 4.3(b)(iii), Contingent Cash Awards covered by this Section 4.3(b)(iii) shall be subject to the same terms and conditions that applied to the underlying Company RSU Award immediately prior to the Effective Time (including with respect to service-based vesting requirements); provided, however, that in addition to the service-based vesting requirement, the vesting of 70% of each such Contingent Cash Award covered by this Section 4.3(b)(iii) shall be subject to the satisfaction of the performance based goal(s) set forth in Section 4.3(b)(iii) of the Company Disclosure Schedule.
(c)   Corporate Actions.   At or prior to the Effective Time, the Company, the Company Board and the Compensation and Human Capital Committee of the Company Board, as applicable, shall adopt any resolutions and take any other actions that are necessary to (i) effectuate the treatment of the Company Equity Awards pursuant to Sections 4.3(a) and 4.3(b), (ii) determine that the Contingent Cash Awards and Contingent Unit Awards issued to CIC Participants (including the settlement thereof in cash or units, as applicable) constitute “Replacement Awards” as defined in the CIC Plan, and (iii) terminate the Sharecare, Inc. 2021 Omnibus Incentive Plan, such that following the Effective Time no Company Options or Company RSU Awards shall be outstanding. The Surviving Corporation shall pay through its payroll systems the amounts due pursuant to Sections 4.3(a) and 4.3(b).
4.4.   Treatment of Company Warrants.   By virtue of the Merger, (a) any Company Warrants that remain outstanding as of immediately prior to the Effective Time shall be treated in accordance with Section 4.4 of the Company Warrant Agreement and (b) any Commercial Warrants that remain outstanding as of immediately prior to the Effective Time shall be treated in accordance with the applicable Commercial Warrant Agreements and the applicable Commercial Warrant Certificates.
4.5.   Adjustments to Prevent Dilution.   Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement to the earlier of the Effective Time and termination of this Agreement in accordance with Article VIII, the number of Shares or securities convertible or exchangeable into or exercisable for Shares shall have been changed into a different number of Shares or securities, or a different class, by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization or other similar transaction, the Merger Consideration shall be equitably adjusted to provide the holders of Shares and Company Equity Awards the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 4.5 shall be construed to permit the Company or any Subsidiary of the Company to take any action otherwise prohibited by the terms of this Agreement.
ARTICLE V
Representations and Warranties
5.1.   Representations and Warranties of the Company.   Except as set forth in the Company Reports filed by the Company with the SEC since the Applicable Date and publicly available at least one (1) Business Day prior to the date of this Agreement (excluding, in each case, any disclosures set forth in any risk factor or “forward-looking statements” section or any similar section to the extent they are forward-looking in nature) or in the disclosure schedule delivered to Parent and Merger Sub by the Company immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection to the extent that the relevance of such item is reasonably apparent), the Company hereby represents and warrants to Parent and Merger Sub that:
(a)   Organization, Good Standing and Qualification.
(i)   The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be in good standing or to have such power or authority would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or a similar concept) under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent true and accurate copies of the certificate of incorporation and bylaws of the Company, as in effect as of the date hereof.
(ii)   The Company has made available to Parent prior to the date hereof true, correct and complete copies of the certificates of incorporation and bylaws, or equivalent organizational or governing documents, of each of the Company’s Subsidiaries, each as currently in effect as of the date hereof.
(b)   Capital Structure.
(i)   As of June 13, 2024 (the “Measurement Time”), the authorized capital stock of the Company consists of: (A) 600,000,000 Shares, of which 364,105,938 Shares were issued and outstanding (including the Earnout Shares), (B) 15,000,000 Preferred Shares, of which 5,000,000 Preferred Shares were issued and outstanding, (C) Company Warrants exercisable for an aggregate of 17,433,136 Shares at an exercise price of $11.50 per Share, and (D) Commercial Warrants exercisable for an aggregate of 1,278,746 Shares at an exercise price of $4.21 per Share or $5.61 per Share, as applicable. As of the close of business on the Measurement Time, no more than 88,544,683 Shares were subject to outstanding Company Options (assuming all Company Options are exercisable in full), 4,526,263 Shares and 8,954,101 Shares were subject to Company RSU Awards subject to performance-based objectives, assuming target performance and maximum performance, respectively, and 43,469,652 Shares were subject to Company RSU Awards solely subject to time-based vesting. Except as set forth in this Section 5.1(b), set forth on Section 5.1(b) of the Company Disclosure Schedule and for the equity interests that may be granted or issued by the Company following the date of this Agreement pursuant to Section 6.1(b) or Section 6.1(b) of the Company Disclosure Schedule, the Company has no other equity interests authorized, issued and/or outstanding. Section 5.1(b)(i) of the Company Disclosure Schedule contains, as of the Measurement Time, a complete and accurate list of each outstanding Company Option and Company RSU Award, including, as applicable, the exercise price, the target and maximum number of Shares subject to such award as of the Measurement Time, and the vesting schedule.
(ii)   All of the outstanding Shares and Preferred Shares are duly authorized and validly issued in accordance with the Company’s organizational documents, as applicable, and are, or will be when issued, fully paid and nonassessable and have not been, or will not be when issued, issued in violation of any preemptive rights, rights of first refusal or other similar rights of any Person. All of the issued and outstanding equity interests in each of the Company’s Subsidiaries are authorized and validly issued in accordance with the respective organizational documents of such Subsidiaries and are fully paid (to the extent required under such Subsidiaries’ organizational documents) and nonassessable and have not been issued in violation of any preemptive rights, rights of first refusal or other similar rights of any Person. As of the date of this Agreement, the Company owns, directly or indirectly, all of the outstanding equity interests in each of its Subsidiaries free and clear of all Liens other than (A) transfer restrictions imposed by federal and state securities Laws and (B) any transfer restrictions contained in the organizational documents of the Company and its Subsidiaries.
(iii)   Except as set forth in the organizational documents of the Company and except as otherwise provided in Section 5.1(b)(i), there are no preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any equity interests, securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any equity interests or other securities of the Company or any of its Subsidiaries, and no securities, agreements or obligations evidencing such rights are authorized, issued or outstanding.
(iv)   Neither the Company nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the holders of equity interests in the Company on any matter.
(v)   The Company is not a party to any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement relating to any voting or equity interests in the Company.
(vi)   Section 5.1(b)(vi)(A) of the Company Disclosure Schedule contains, as of the Measurement Time, the name and date of grant for each Person holding any Company Option and Company RSU Award. Section 5.1(b)(vi)(B) of the Company Disclosure Schedule sets forth as of the date of this Agreement (A) each of the Company’s Subsidiaries and the ownership interest of the Company in each such Subsidiary, together with the jurisdiction of incorporation or formation of each such Subsidiary, as well as the ownership interest and number and type of capital stock or other securities owned by any other Person in each such Subsidiary, and (B) the Company’s or its Subsidiaries’ capital stock, equity interest or other direct or indirect ownership interest in any other Person, together with the jurisdiction of incorporation or formation of each such Person. None of the Company’s Subsidiaries own any Shares.
(c)   Corporate Authority; Approval and Fairness.
(i)   The Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and any other transactions contemplated by this Agreement, subject only to the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).
(ii)   The Special Committee has unanimously (A) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company, (B) determined that it is in the best interests of the Company and declared it advisable to enter into this Agreement and (C) recommended that the Company Board approve and authorize this Agreement and the transactions contemplated hereby, including the Merger.

(iii)   The Company Board (acting on the recommendation of the Special Committee) has by unanimous vote of the Non-Recused Directors (A) determined that the terms of this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders (other than the Rollover Stockholders), that it is in the best interests of the Company and its stockholders (other than the Rollover Stockholders) and declared it advisable to enter into this Agreement, (B) approved the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and agreements contained herein and the consummation of the Merger and any other transactions contemplated hereby upon the terms and subject to the conditions contained herein, (C) resolved to recommend that the stockholders of the Company vote to approve this Agreement, in each case on the terms and subject to the conditions set forth in this Agreement (the “Company Recommendation”) and (D) directed that this Agreement be submitted to the Company’s stockholders for their adoption. The Company Stockholder Approval is the only vote of the holders of any Shares or other securities of the Company necessary to approve this Agreement and to consummate the Merger.
(d)   Governmental Filings; No Violations.
(i)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any (A) federal, state, local, municipal, foreign or other government; (B) governmental or regulatory authority (including any governmental division, department, agency, commission, instrumentality, organization, unit or body and any court or other tribunal); (C) self-regulatory organization (including Nasdaq); or (D) arbitral tribunal (each, a “Governmental Authority”) other than (1) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (2) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), (3) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (4) compliance with any applicable rules of Nasdaq and (5) where failure to obtain such authorization or take any such action would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company, (B) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in a violation or breach of any applicable Law or (C) assuming compliance with the matters referred to in Section 5.1(d)(i), require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any written agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation (excluding any Benefit Plans listed on Section 5.1(i)(i) of the Company Disclosure Schedule) (each, a “Contract”) binding upon the Company or any of its Subsidiaries or any Company Permit necessary to conduct the business of the Company, except in the case of clauses (B) and (C) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(e)   Company Reports; Financial Statements; Internal Controls.
(i)   The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act since December 31, 2022 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished to the SEC since the Applicable Date and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished (and, if amended, as of the date of such amendment), complied in all material respects or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (and, if amended, as of the date of such amendment), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not false or misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters with respect to Company Reports received by the Company from the SEC staff.
(ii)   Except as is not required in reliance on exemptions from various reporting requirements by virtue of the Company’s status as an emerging growth company under the Securities Act, as modified by the JOBS Act, the Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules of the SEC. The Company has disclosed, based on its most recent evaluation of internal controls over financial reporting prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (A) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting, and each such deficiency, weakness or fraud so disclosed, if any, has been disclosed to Parent in Section 5.1(e) of the Company Disclosure Schedule. Except as disclosed in Section 5.1(e) of the Company Disclosure Schedule, the Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) that complies with the applicable requirements of the Exchange Act and is reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.
(iii)   The consolidated financial statements included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly present, or, in the case of consolidated financial statements included in or incorporated by reference into Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and their consolidated statements of operations, comprehensive income (or loss), Company stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in conformity with U.S. GAAP (except, in the case of the unaudited statements, to the extent permitted by the SEC) applied on a consistent basis during the periods involved, except as may be noted therein or in the notes thereto.
(f)   Liabilities.   There are no obligations or liabilities of the Company or any of its Subsidiaries (whether accrued, contingent or otherwise) that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries other than (i) obligations or liabilities to the extent disclosed, reflected or reserved against in the consolidated balance sheet of the Company for the quarterly period ended March 31, 2024 (including any notes thereto); (ii) obligations or liabilities arising in connection with the transactions contemplated by this Agreement; (iii) obligations or liabilities incurred in the ordinary course of business since March 31, 2024; (iv) executory obligations arising from any Contract entered into in the ordinary course of business (none of which results from or was caused by a breach of any such Contract); or (v) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g)   Absence of Certain Changes.
(i)   Since March 31, 2024, the Company and its Subsidiaries have, except in connection with the Company’s sale process, this Agreement and the transactions contemplated hereby, conducted their businesses in all material respects in the ordinary course of business.
(ii)   Since December 31, 2023, there has not been any change, effect, occurrence, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(iii)   Since March 31, 2024, neither the Company nor any of its Subsidiaries has taken, or agreed, committed, arranged, authorized or entered into any other binding arrangement to take, any action that, if taken on or after the date of this Agreement, would (without Parent’s prior written consent) have constituted a breach of any of the covenants set forth in Section 6.1(b)(ii), Section 6.1(b)(x) or Section 6.1(b)(xii).
(h)   Litigation.   As of the date of this Agreement, there are no pending or, to the Knowledge of the Company, threatened (in writing) civil, criminal or administrative actions, suits, claims, hearings, audits, complaints, arbitrations, investigations or proceedings (each, an “Action”) before any Governmental Authority to which the Company or any of its Subsidiaries is a party or any Action by any Governmental Authority against or involving the Company or its Subsidiaries, in each case that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date of this Agreement, none of the Company or any Subsidiary is subject to any outstanding judgment, order, writ, injunction, decree or award of any Governmental Authority (an “Order”) or corporate integrity agreement or deferred prosecution agreement regarding non-compliance with any Law, except for those that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(i)   Employee Benefits.
(i)   Section 5.1(i)(i) of the Company Disclosure Schedule sets forth an accurate and complete list, as of the date of this Agreement, of all material Benefit Plans. For purposes of this Agreement, “Benefit Plans” means all benefit and compensation plans, contracts, policies or arrangements covering current or former employees of the Company and its Subsidiaries (the “Employees”), current or former directors of the Company, and current or former consultants of the Company and its Subsidiaries who are natural persons, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, the 2021 Omnibus Incentive Plan, as amended, and all other employment, consulting (to the extent related to a natural person), retirement, termination or change in control agreements, supplemental retirement, profit sharing, deferred compensation, severance, stock option, stock purchase, stock appreciation rights, stock-based incentive, bonus, insurance, medical, welfare, fringe or other plans, contracts, policies or arrangements providing for benefits or remuneration of any kind. With respect to each material Benefit Plan listed on Section 5.1(i)(i) of the Company Disclosure Schedule, the Company has provided or made available to Parent, to the extent requested and applicable, true and complete copies of (A) the plan document (or, if such Benefit Plan is not in writing, a written description of the material terms thereof) and all material amendments thereto, (B) any related trust agreements, insurance contracts or other funding arrangements, (C) the most recent audited financial statements and actuarial or other valuation report prepared with respect thereto, if any, and (D) the most recent annual reports on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) with respect thereto.
(ii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all Benefit Plans, other than “multiemployer plans” within the meaning of Section 3(37) of ERISA (each, a “Multiemployer Plan”), are, and have been operated, in compliance with ERISA, the Code and other applicable Laws. Each Benefit Plan subject to ERISA that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such favorable determination or opinion letter within the applicable remedial amendment period under Section 401(b) of the Code, and, to the Knowledge of the Company, there are no circumstances reasonably expected to result in the loss of the qualification of such plan under Section 401(a) of the Code.
(iii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened claims (other than routine claims for benefits) or proceedings by a Governmental Authority by, on behalf of or against any Benefit Plan, other than routine claims for benefits.
(iv)   Neither the Company nor any of its Subsidiaries has participated in or contributed to, or been obligated to contribute to, any Multiemployer Plan or any plan subject to Title IV or Section 302 of ERISA or Section 412 of the Code, in each case in the last six (6) years. No Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA).
(v)   Neither the execution of this Agreement, stockholder or other approval of this Agreement nor the consummation of the Merger or any other transactions contemplated hereby would, whether alone or in combination with another event, except as required by Law, (A) entitle any employees of the Company or any of its Subsidiaries to severance pay or any increase in severance pay upon any termination of employment after the date of this Agreement, (B) accelerate the time of payment or vesting or result in any material payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other obligation pursuant to any of the Benefit Plans, or (C) result in payments under any of the Benefit Plans that would not be deductible under Section 280G of the Code.
(vi)   Neither the Company nor any of its Subsidiaries maintains any obligations to gross-up or reimburse any individual for any Tax or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code or otherwise.
(vii)   Each Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder.
(j)   Compliance with Laws; Company Permits.
(i)   Compliance with Laws.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) since December 31, 2022, the businesses of each of the Company and its Subsidiaries have been, and are being, conducted in compliance with applicable federal, state, local, or foreign laws, statutes, codes, treaties and ordinances, and any rules, regulations, judgments, Orders, writs, injunctions, or decrees, of any Governmental Authority (collectively, “Laws”), (B) since December 31, 2022, the Company has not received any written notice or written communication from any Governmental Authority that it is under investigation by any Governmental Authority for potential non-compliance with any Law, (C) the Company, its Subsidiaries and, to the Knowledge of the Company, any Person acting on its behalf, is and has been in compliance with all Health Care Laws applicable to it, its products and its properties or other assets or its business or operation, (D) as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to any Contract with any Health Care Provider, health care facility, hospital, nursing facility, home health agency or other person, other than Contracts which are in compliance with all applicable Health Care Laws, and (E) neither the Company nor any of its Subsidiaries nor any of their officers, directors, employees, or, to the Knowledge of the Company, contractors (including Health Care Providers) is currently debarred, suspended, or excluded, or otherwise declared ineligible from participation in any governmental health care program or any such Action is pending or threatened or listed on the Department of Health and Human Services Office of Inspector General List of Excluded Individuals and Entities or on the General Services Administration List of Excluded Parties.
(ii)   Permits.   Other than with respect to Company Permits (as defined herein) issued pursuant to or required under Environmental Laws, and except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries hold all licenses, permits, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders (including all product certifications) issued or granted by any Governmental Authority (the “Company Permits”) necessary for the Company and its Subsidiaries to use, own, and operate their businesses as currently conducted, and such Company Permits are in all material respects in full force and effect. The Company has made available to Parent and Merger Sub all material Company Permits in effect as of the date hereof.
(iii)   Health Care Providers.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Health Care Provider is (x) duly licensed and registered by the state(s) in which such Health Care Provider provides services and (y) in good standing to engage in the licensed practice for which he or she is performing services.
(k)   Material Contracts.
(i)   Except for Contracts (including all amendments and modifications thereto) filed as exhibits to the Company Reports at least one (1) Business Day prior to the date of this Agreement or as set forth in Section 5.1(k)(i) of the Company Disclosure Schedule, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract (a Contract described by clauses (A) through (F) of this Section 5.1(k)(i), including Contracts and all amendments and modifications thereto filed or required to be filed as exhibits to the Company Reports, being hereinafter referred to as a “Material Contract”):
(A)   that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);
(B)   that (1) contains any exclusivity or material noncompete provisions to which the Company or any of its Subsidiaries is subject that would, after the Effective Time, restrict the ability of the Company or any of its Subsidiaries to compete in any line of business or geographic area, (2) contains a put, call, right of first refusal, right of first offer or similar right or obligation or any other obligation pursuant to which the Company or any of its Subsidiaries could be required to, directly or indirectly, purchase or sell, as applicable, any securities, capital stock or other interests, assets or businesses, or (3) contains a “most favored nation” provision;
(C)   that provides for a joint venture, material partnership or similar arrangement (in each case, other than with respect to wholly owned Subsidiaries of the Company);
(D)   that is an indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other agreement providing for or guaranteeing Indebtedness of any Person in excess of $1 million except for (x) any Contract solely among or between the Company and any of its Subsidiaries and (y) any surety or performance bond, letter of credit or similar Contract entered into in the ordinary course of business;
(E)   that includes a minimum purchase, “earnout” or other contingent, deferred or fixed payment obligation of the Company and its Subsidiaries;
(F)   that is a Real Property Lease requiring an annual payment in excess of $250,000;
(G)   that required annual payments to or from the Company and its Subsidiaries of more than (i) $5 million based on the revenue earned in the 12-month period ended December 31,

2023 or (ii) $4 million based on amounts paid by the Company or its Subsidiaries for the 12-month period ended December 31, 2023, respectively;
(H)   that relates to any settlement of any Action pursuant to which the Company is required to pay an amount in excess of $100,000 after the date hereof;
(I)   that relates to the acquisition or disposition of any corporation, partnership or other business organization or the assets thereof (whether by merger, sale of stock, sale of assets or otherwise) in each case with a fair market value or purchase price in excess of $10 million entered into since December 31, 2020; or
(J)   that licenses or otherwise provides a right to use any Intellectual Property material to the business of the Company to or from the Company (other than non-exclusive licenses of commercially available or “off-the-shelf” software, non-exclusive licenses of Intellectual Property entered into in the ordinary course of business, or agreements in which the non-exclusive licenses to Intellectual Property granted in such agreements are merely incidental to the transactions contemplated in such agreements).
(ii)   The Company has made available to Parent prior to the date of this Agreement accurate and complete copies of all written Material Contracts required to be identified in Section 5.1(k)(i) of the Company Disclosure Schedule, including all amendments thereto, as in effect as of the date of this Agreement.
(iii)   As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is a valid and binding agreement of the Company or any of its Subsidiaries party thereto, enforceable against the Company or any of its Subsidiaries and, to the Knowledge of the Company, each other party thereto in accordance with its terms, and is in full force and effect, subject in each case to the Bankruptcy and Equity Exception (and subject to the termination or expiration of any such Material Contract after the date of this Agreement in accordance with its terms). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries, and, to the Knowledge of the Company, as of the date of this Agreement, no other party thereto, is (or with or without notice or lapse of time would be) in default or breach in any material respect under the terms of any such Material Contract and no event has occurred (with respect to defaults or breaches by any other party thereto, to the Knowledge of the Company, as of the date of this Agreement) that (with or without notice or lapse of time) will, or would reasonably be expected to, (A) constitute such a violation or breach, (B) give any Person the right to cancel, terminate or modify in a manner adverse to the Company any Material Contract or (C) accelerate any payment owed by the Company and its Subsidiaries to a third party.
(l)   Real Property.
(i)   Leased Real Property.   Set forth on Section 5.1(l)(i) of the Company Disclosure Schedule is a true, correct and complete list of all material Real Property Leases. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) the Company or its applicable Subsidiary has a valid leasehold interest in all Leased Real Property, free and clear of all Liens, except Permitted Liens; (B) there exists no default or event of default under any of the Real Property Leases (or any event that with notice or lapse of time or both would become a default) on the part of the Company or any of its Subsidiaries (as applicable) or, to the Knowledge of the Company, as of the date of this Agreement, any other party; and (C) the Company or its applicable Subsidiary has not subleased, licensed, or otherwise granted any Person the right to use or occupy any Leased Real Property or any portion thereof.
(ii)   Owned Real Property.   Neither the Company nor any of its Subsidiaries owns any real property.
(m)   Takeover Statutes.   Assuming the accuracy of the representations and warranties of Parent and Merger Sub made in Section 5.2(f), no “fair price,” “moratorium,” “control share acquisition,”

“business combination” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company’s articles of incorporation or bylaws is applicable to this Agreement, the Merger or any other transactions contemplated by this Agreement. There is no shareholder rights plan or “poison pill” antitakeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound.
(n)   Privacy; Security and HIPAA Compliance; IT Systems.
(i)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, with respect to the processing of any Personal Information or PHI in the custody, possession, or control of the Company and its Subsidiaries, the Company and its Subsidiaries are, and have been since December 31, 2022, in compliance with all Privacy and Security Requirements. The Company and its Subsidiaries have implemented commercially reasonable physical and logical security measures regarding the confidentiality, integrity and availability of IT Systems and the Confidential Data, Personal Information or PHI thereon.
(ii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since December 31, 2022, (A) neither the Company nor any of its Subsidiaries has experienced a security incident that has compromised the confidentiality, integrity, or availability of the IT Systems and the Personal Information, Confidential Data or PHI thereon and (B) neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, oral notice of any claims, actions, investigations, inquiries or alleged violations of the Privacy and Security Requirements, security incidents, or any unauthorized intrusions or breaches of the IT Systems and the Personal Information, Confidential Data, or PHI thereon, nor has the Company or any of its Subsidiaries notified, nor been required by any Privacy and Security Requirements to notify, any person or entity of any violations of Privacy and Security Requirements, security incidents, or any unauthorized intrusions or breaches of the IT Systems and the Personal Information, Confidential Data or PHI thereon.
(iii)   The Company and its Subsidiaries have established and implemented programs, procedures, policies, practices, training programs, and systems required to comply with HIPAA, relating to patient privacy or the security, use or disclosure of individually identifiable health information and PHI. Since December 31, 2022, neither the Company nor its Subsidiaries have received any written notice from any Governmental Authority, regarding their or any of their agents’, employees’ or contractors’ uses or disclosures of, or security practices regarding, individually identifiable health-related information and PHI in violation of HIPAA or any other applicable Laws relating to the privacy, security and transmission of health information. To the Knowledge of the Company, there has been no (A) Breach (as defined in 45 C.F.R. § 164.402), or (B) successful security incident (each as determined by reference to the Standards for Privacy of Individually Identifiable Health Information (45 C.F.R. Part 160 and Part 164, Subparts A and E), the Security Standards for the Protection of Electronic Protected Health Information (45 C.F.R. Part 164, Subparts A and C) and state Laws, as applicable), involving individually identifiable health-related information, or in the case of “Security Incidents” (as defined at 45 C.F.R. § 164.304) involving electronic PHI, held by or on behalf of the Company or its Subsidiaries. To the extent required by HIPAA, the Company and its Subsidiaries have entered into HIPAA compliant business associate agreements with all covered entities, business associates, and subcontractors (as such terms are defined under HIPAA), and the Company and its Subsidiaries are and have been in compliance with all such business associate agreements, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Where required by HIPAA and other applicable Laws, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have obtained written permission prior to engaging in the de-identification of customer PHI or providing data aggregation services, de-identified all PHI subject to and in accordance with HIPAA, and not sold, licensed, or otherwise commercialized any PHI.
(iv)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) the IT Systems are adequate and sufficient for, and operate as required in connection with, the operation of the business of the Company and its Subsidiaries as currently conducted; (B) since December 31, 2022, there have been no failures of the IT Systems that have not since been remediated; (C) the Company and its Subsidiaries have in place commercially reasonable backup and disaster recovery plans and procedures.
(o)   Taxes.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(i)   The Company and each of its Subsidiaries (A) have timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them, and all such filed Tax Returns are correct and complete; and (B) have duly and timely paid or have duly and timely withheld and remitted all Taxes that are required to be so paid or withheld and remitted by them;
(ii)   There are no Liens for Taxes upon any assets of the Company or any of its Subsidiaries, except for Permitted Liens;
(iii)   As of the date of this Agreement, there are not any pending or, to the Knowledge of the Company, threatened in writing, any audits, examinations, investigations, or other proceedings in respect of Taxes of the Company or any of its Subsidiaries;
(iv)   The Company has not, nor have any of its Subsidiaries, been either a “distributing corporation” or a “controlled corporation” in any distribution occurring during the two-year period ending on the date hereof that was purported or intended to qualify for tax-free treatment under Section 355(a) of the Code;
(v)   Neither the Company nor any of its Subsidiaries has “participated” in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2);
(vi)   Neither the Company nor any of its Subsidiaries (i) is a party to or is bound by any Tax Sharing Agreement, (ii) is or has been a member of any consolidated, combined or unitary group for purposes of filing Tax Returns (other than a group the only members of which are or were any of the Company and/or one or more of present or former Subsidiaries of the Company or a group the parent of which is or was the Company or any of its Subsidiaries), or (iii) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or similar provision of state, local or non-U.S. Law); and
(vii)   Within the last three (3) years, no claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return of a particular type that the Company or such Subsidiary, as applicable, is or may be subject to Tax of such type by that jurisdiction, which has not been satisfied, withdrawn or otherwise resolved.
Notwithstanding any other provisions of this Agreement to the contrary, the representations and warranties made in this Section 5.1(o) and in Section 5.1(i) (to the extent specifically relating to Taxes) are the sole and exclusive representations and warranties in this Agreement with respect to Tax matters.
(p)   Labor Matters.
(i)   Section 5.1(p)(i) of the Company Disclosure Schedule sets forth a list of each collective bargaining agreement or other agreement between the Company, any of its Subsidiaries and any labor union or similar representative or potential representative of employees (each, a “Labor Agreement”). To the Knowledge of the Company, as of the date of this Agreement, there are no labor union or works council organizing activities with respect to employees of the Company or any of its Subsidiaries. As of the date of this Agreement, there are no strikes, slowdowns, work stoppages or lockouts or other material labor disputes pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries.
(ii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are in compliance with all applicable Laws respecting labor, employment, fair employment practices (including equal employment opportunity Laws), terms and conditions of employment, workers’ compensation, occupational safety and health, wages and hours, shifts organization, and overtime.
(iii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each individual who is providing or within the past three years has provided services to the Company or any of its Subsidiaries and is or was classified and treated as an independent contractor, consultant, leased employee or other non-employee service provider, is and has been properly classified and treated as such for all applicable purposes.
(q)   Intellectual Property.
(i)   Section 5.1(q) of the Company Disclosure Schedule sets forth a list of material Registered Intellectual Property. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) all Registered Intellectual Property is exclusively owned by the Company or a Subsidiary thereof, free and clear of all Liens other than Permitted Liens, (B) the Company and its Subsidiaries have valid rights to all Intellectual Property used in or necessary for the operation of the business of the Company or its Subsidiaries as is presently conducted, and (C) all Registered Intellectual Property is subsisting and, to the Knowledge of the Company, not invalid or unenforceable. Since December 31, 2022, no third Person has brought an Action against the Company or any of its Subsidiaries challenging the ownership, use, registration, validity or enforceability of any material Intellectual Property owned by the Company or any of its Subsidiaries and no Intellectual Property owned by the Company or any of its Subsidiaries is subject to any outstanding Order restricting the use thereof by the Company or any of its Subsidiaries.
(ii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries and the operation of their businesses, have not since December 31, 2022 infringed, misappropriated or otherwise violated the Intellectual Property of any third Person, nor received from any third Person any written notice alleging the same. Since December 31, 2022, (A) to the Knowledge of the Company, no third party has infringed, misappropriated or violated any Owned Intellectual Property except as would not reasonably be expected to be material to the Company and its Subsidiaries and (B) neither the Company nor any of its Subsidiaries have sent any third Person written notice alleging the infringement, misappropriation or other violation of any Owned Intellectual Property.
(iii)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) the Company and its Subsidiaries have taken commercially reasonable steps to protect and maintain the confidentiality of all trade secrets and confidential information of the Company and its Subsidiaries and (B) to the Knowledge of the Company, there has been no unauthorized disclosure thereof to any third Person.
(iv)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no third party has any right to any Owned Source Code (except for service providers providing services to the Company and its Subsidiaries in the ordinary course of business subject to confidentiality obligations), and (ii) software owned by the Company and its Subsidiaries that is distributed or made available to third parties does not incorporate any open source software in a manner that would require the Company or its Subsidiaries to make the Owned Source Code available to third parties.
(r)   Insurance.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as of the date of this Agreement, each of the insurance policies with third-party insurers relating to the business, assets and operations of the Company and its Subsidiaries is in full force and effect and all premiums due with respect to such material insurance policies have been paid. Since December 31, 2022, neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, other communication regarding any: (a) cancellation or invalidation of or material increase in any premiums associated with any material insurance policy or (b) refusal of any coverage or rejection of any material claim under any material insurance policy, except for such cancellation, invalidation, material increase, refusal or rejection that would not have, individually or in the aggregate, a Material Adverse Effect.

(s)   Fairness Opinion.   The Special Committee has received the opinion of Houlihan Lokey Capital, Inc. substantially to the effect that, as of the date of such opinion and subject to the assumptions, limitations, qualifications and other matters considered in the preparation thereof, the Merger Consideration to be received by the holders of Shares (other than the Rollover Stockholders and holders of Excluded Shares) is fair, from a financial point of view, to such holders (other than the Rollover Stockholders and holders of Excluded Shares). The Special Committee has received the opinion of its MTS Securities, LLC substantially to the effect that, as of the date of such opinion and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Merger Consideration is fair, from a financial point of view, to the holders of the Shares (other than Parent or any of its affiliates or any holder of Excluded Shares, including the Rollover Shares). The Company shall, promptly following the execution and delivery of this Agreement by all Parties, deliver a copy of each opinion to Parent solely for information purposes, it being understood and agreed that such opinion is for the benefit of the Special Committee and the Company Board and may not be relied upon by Parent or Merger Sub.
(t)   Information Supplied.   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in a Proxy Statement (as defined herein) and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting (as defined herein) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(u)   Brokers and Finders.   Except for Houlihan Lokey Capital, Inc. and MTS Health Partners, L.P., whose fees are as set forth on Section 5.1(u) of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finders’, advisory or similar fee in connection with the transactions contemplated by this Agreement, including the Merger.
(v)   Related Party Transactions.   Since December 31, 2022, there have not been any Contracts or transactions or series of related Contracts or transactions, nor are there any of the foregoing currently proposed, that (if proposed but not having been consummated or executed, if consummated or executed) would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act that have not been disclosed in the Company Reports filed as of the date of this Agreement.
(w)   No Other Representations or Warranties.   Except for the representations and warranties contained in Section 5.2, in the certificate delivered pursuant to Section 7.3(c) and the representations of the Equity Investors under the Equity Commitment Letter and the Guarantee, the Company agrees and acknowledges that neither Parent, Merger Sub nor any Person on behalf of Parent makes any other express or implied representation or warranty with respect to Parent or any of its Subsidiaries or with respect to any other information provided or made available to the Company in connection with this Agreement or the Merger, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and Parent shall not have any liability to the Company resulting from Parent’s reliance on any such information.
5.2.   Representations and Warranties of Parent and Merger Sub.   Except as set forth in the disclosure schedule delivered to the Company by Parent immediately prior to the execution of this Agreement (the “Parent Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection to the extent that the relevance of such item is reasonably apparent), Parent and Merger Sub each hereby represent and warrant to the Company that:
(a)   Organization, Good Standing and Qualification.   (i) Parent is a corporation duly incorporated and in good standing under the Laws of the State of Delaware, (ii) Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, (iii) each of Parent and Merger Sub has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, and (iv) each of Parent and Merger Sub is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business require such qualification, in the case of each of clauses (iii) and (iv), except as does not and would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent or Merger Sub, as applicable, to consummate the Merger or any other transactions contemplated by this Agreement by the Outside Date.
(b)   Corporate Authority.   No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Merger or any other transactions contemplated by this Agreement. Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and any other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the sole stockholder of Merger Sub, which such approval shall occur before or immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c)   Governmental Filings; No Violations.
(i)   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (B) compliance with any applicable requirements of the HSR Act, (C) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, and (D) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.
(ii)   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated in this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in any violation or breach of any provision of the organizational documents of Parent, Merger Sub or any of their respective Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in a violation or breach of any applicable Law or (C) assuming compliance with the matters referred to in Section 5.2(c)(i), require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Parent, Merger Sub or any of their respective Subsidiaries are entitled, under any Contract binding upon Parent, Merger Sub or any of their respective Subsidiaries, or to which any of their respective properties, rights or other assets are subject, or any licenses, permits, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders (including all product certifications) issued or granted by any Governmental Authority necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, except in the case of clauses (B) and (C) above, any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.
(d)   Litigation.   As of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened Actions against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.

(e)   Guarantee.   Concurrently with the execution of this Agreement, Parent has delivered to the Company a true, complete and correct copy of the executed Guarantee. The Guarantee is valid, binding and enforceable in accordance with its terms, and is in full force and effect, and the Guarantor is not in default or breach under the terms and conditions of the Guarantee and no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to constitute a default or breach or a failure to satisfy a condition precedent on the part of the Guarantor under the terms and conditions of the Guarantee.
(f)   Financing.
(i)   Parent is a party to and has accepted a fully executed commitment letter, dated as of the date hereof (together with all exhibits and schedules thereto, the “Equity Commitment Letter”), from Altaris Health Partners V, L.P. and Altaris Health Partners V-A, L.P. (collectively, the “Equity Investors”) pursuant to which, on the terms and subject to the conditions set forth therein, the Equity Investors have agreed to invest in Parent the amounts set forth therein. The Equity Commitment Letter provides that the Company is an express third-party beneficiary of, and is entitled to enforce, the Equity Commitment Letter. The cash equity committed pursuant to the Equity Commitment Letter is referred to in this Agreement as the “Financing.”
(ii)   Except as expressly set forth in the Equity Commitment Letter, there are no conditions precedent to the obligations of the Equity Investors to provide the Financing or any contingencies that would permit the Equity Investors to reduce the aggregate principal amount of the Financing, including any condition or other contingency relating to the amount or availability of the Financing. Parent does not have any reason to believe that it will be unable to satisfy on a timely basis all terms and conditions to be satisfied by it in the Equity Commitment Letter on or prior to the Closing Date, nor does Parent have Knowledge that any Equity Investor will not perform its obligations thereunder. There are no side letters, understandings or other agreements, contracts or arrangements of any kind relating to the Equity Commitment Letter or the Financing that could affect the conditionality, enforceability, availability, termination or amount of the Financing.
(iii)   The Financing, when funded in accordance with the Equity Commitment Letter will provide Parent and Merger Sub with cash proceeds on the Closing Date sufficient for the satisfaction of all of Parent’s obligations under this Agreement and the Equity Commitment Letter, including the payment of the Merger Consideration, the treatment of the Company Warrants and Commercial Warrants, and any fees and expenses of or payable by Parent or Merger Sub or Parent’s other Affiliates, and for any repayment or refinancing of any outstanding indebtedness of the Company and/or its Subsidiaries contemplated by, or required in connection with the transactions described in, this Agreement or the Equity Commitment Letter.
(iv)   The Equity Commitment Letter constitutes the legal, valid, binding and enforceable obligations of Parent and the other parties thereto and is in full force and effect. No event has occurred which (with or without notice, lapse of time or both) constitutes, or would reasonably be expected to constitute, a default, breach or failure to satisfy a condition by Parent under the terms and conditions of the Equity Commitment Letter. As of the date hereof, Parent does not have any reason to believe that any of the conditions to the Financing will not be satisfied by Parent on a timely basis or that the Financing will not be available to Parent on the Closing Date. Parent has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Equity Commitment Letter on or before the date of this Agreement, and will pay in full any such amounts due on or before the Closing Date if and when due. As of the date hereof, the Equity Commitment Letter has not been modified, amended or altered, and no such modification, amendment or alteration is contemplated. The Equity Commitment Letter will not be amended, modified or altered at any time through the Closing except in accordance with its terms and, as of the date of this Agreement, none of the commitments under the Equity Commitment Letter have been terminated, reduced, withdrawn or rescinded in any respect, and no termination, reduction, withdrawal, modification, amendment, alteration or rescission thereof is contemplated.
(v)   In no event shall the receipt or availability of any funds or financing (including the Financing) by or to Parent or any of its Affiliates or any other financing or other transactions be a condition to any of Parent’s or Merger Sub’s obligations under this Agreement.

(g)   Ownership of Merger Sub; No Prior Activities.   The authorized capital stock of Merger Sub consists solely of 1,000 shares of common stock, par value $0.0001 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent, and there are (i) no other shares of capital stock or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for shares of capital stock or voting securities of Merger Sub, and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, business activities, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and any other transactions contemplated by this Agreement.
(h)   Solvency.   Parent is not entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of itself or any of its Affiliates. Assuming the representations and warranties set forth in Section 5.1 are true and correct in all material respects, immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including any financings being entered into in connection therewith), Parent and each of its Subsidiaries will be Solvent.
(i)   Brokers and Finders.   Except for any Person whose fees and expenses will be paid by Parent, neither Parent nor Merger Sub has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees for which the Company would be responsible in connection with the Merger or any other transactions contemplated by this Agreement.
(j)   Information Supplied.   None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in a Proxy Statement and any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(k)   Ownership of Shares.   As of the date of this Agreement, Parent and its Affiliates own no Shares. Parent and its Affiliates own no other security, instrument or obligation that is or may become convertible into or exchangeable for any Shares.
(l)   No Other Investments.   Parent has not entered (nor is it in negotiations to enter) into any agreement or otherwise to acquire or make any investment in any corporation, partnership, limited liability company or other business organization or any division or assets thereof, that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Merger.
(m)   No Other Representations or Warranties.   Except for the representations and warranties contained in Section 5.1 or in the certificate delivered pursuant to Section 7.2(c), Parent and Merger Sub agree and acknowledge that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent or Merger Sub in connection with this Agreement or the Merger, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and the Company shall not have any liability to Parent or Merger Sub resulting from Parent’s or Merger Sub’s reliance on any such information. Each of Parent and Merger Sub specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.1, that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE VI
Covenants
6.1.   Interim Operations.
(a)   Except (i) as required or expressly contemplated by this Agreement, (ii) as required by applicable Law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), (iv) as set forth on Section 6.1(a) of the Company Disclosure Schedule, or (v) to the extent necessary to comply with the express obligations set forth in any Material Contract in effect on the date of this Agreement, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will, and will cause its Subsidiaries to, use its and their commercially reasonable efforts to conduct their businesses in the ordinary course of business and, to the extent consistent therewith, the Company shall, and shall cause its Subsidiaries to, use its and their commercially reasonable efforts to preserve their business organizations intact and to maintain existing significant business relationships; provided that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of Section 6.1(b) shall be deemed a breach of this sentence unless such action would constitute a breach of such provision of Section 6.1(b).
(b)   Except as required or expressly contemplated by this Agreement, (v) as required by applicable Law, (w) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), (x) as set forth on Section 6.1(b) of the Company Disclosure Schedule, or (y) to the extent necessary to comply with the express obligations set forth in any Material Contract in effect on the date of this Agreement, from the date of this Agreement until earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will not, and will cause its Subsidiaries not to:
(i)   (x) amend or adopt any change in the certificate of incorporation or bylaws of the Company or (y) amend or adopt any change in the comparable organizational document of any of the Company’s Subsidiaries that, in the case of this clause (y), would be adverse to Parent, the Company or such Subsidiary;
(ii)   merge or consolidate the Company or any of its Subsidiaries with any other Person, except for any such transaction between or among any of its wholly owned Subsidiaries that would not impose, individually or in the aggregate, any changes or restrictions on its assets, operations or business or on the assets, operations and business of the Company and its Subsidiaries that would be adverse to Parent or any of its Subsidiaries, or restructure, reorganize or completely or partially liquidate or otherwise enter into any agreement or arrangement imposing material changes or restrictions on the assets, operations or business of the Company or any of its Subsidiaries except for any such transactions among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries or that does not incur, increase or accelerate any material liability to any Person;
(iii)   issue, grant, sell, pledge, dispose of or encumber, or authorize the issuance, grant, sale, pledge, disposition or encumbrance of, any shares of capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (B) any issuance, sale, grant or transfer of Shares pursuant to exercise or settlement of Company Equity Awards or Company Warrants outstanding as of the date of this Agreement in accordance with their terms in effect on the date hereof and that were made available to Parent or Company Equity Awards granted after the date of this Agreement not in violation of this Agreement in accordance with their terms, and (C) incurrence of any Permitted Liens;

(iv)   make any loans, advances or capital contributions to any Person in excess of $50,000 individually or $150,000 in the aggregate (other than (A) to the Company or any of its wholly owned Subsidiaries, and (B) operating leases and extensions of credit terms to customers in each case in the ordinary course of business consistent with past practice);
(v)   declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock, except for dividends or other distributions paid by any wholly owned Subsidiary of the Company to the Company or to any other wholly owned Subsidiary of the Company;
(vi)   reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (except for (A) any such transaction by a wholly owned Subsidiary of the Company and (B) acquisitions of Shares in satisfaction of withholding obligations in respect of Company Equity Awards), or payment of the exercise price in respect of Company Options, in each case, outstanding as of the date of this Agreement pursuant to its terms or granted thereafter not in violation of this Agreement;
(vii)   create, incur, assume or guarantee any Indebtedness for borrowed money, letters of credit or guarantees of the same, except for (A) borrowings under the Company Credit Agreement (as in effect as of the date hereof or as amended, restated, modified, supplemented or refinanced in accordance with this Agreement), (B) letters of credit, guarantees or credit support provided by the Company or any of its Subsidiaries in the ordinary course of business, (C) any Indebtedness among the Company and its Subsidiaries or among the Company’s Subsidiaries, and (D) any additional Indebtedness for borrowed money in an amount not to exceed $100,000 in the aggregate at any time incurred by the Company or any of its Subsidiaries other than in accordance with the foregoing clauses (A) through (C);
(viii)   incur or commit to any capital expenditure or expenditures other than in accordance with the Company’s capital expenditure budget set forth on Section 6.1(b)(viii) of the Company Disclosure Schedule;
(ix)   other than in the ordinary course of business, in connection with any matter to the extent such matter is permitted by any other clause of this Section 6.1(b) or in connection with any Tax Sharing Agreement (which shall be solely governed by clause (xvii)), (A) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement or (B) amend or terminate any Material Contract, the Company Warrant Agreement or the Commercial Warrant Agreements in a manner adverse to the Company (other than expirations of any such Material Contract in accordance with its terms) or otherwise waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries under any Material Contract, the Company Warrant Agreement or the Commercial Warrant Agreements;
(x)   make any changes with respect to financial accounting policies or procedures (other than immaterial changes in the ordinary course of business), except as required by Law or by U.S. GAAP or policy, rules or interpretations with respect thereto by any Governmental Authority or quasi-Governmental Authority with jurisdiction over the Company or its Subsidiaries;
(xi)   settle or offer to settle any Action, other than any Tax claim, notice, audit, investigation, assessment or other proceeding with respect to Taxes (which shall be governed by clause (xvii)), (i) for an amount in excess of $250,000 individually or $1 million in the aggregate, other than any settlement or compromise where the amount paid or to be paid by the Company or any of its Subsidiaries is fully covered and paid by insurance coverage maintained by the Company or any of its Subsidiaries, (ii) listed on Section 6.1(b)(xi) of the Company Disclosure Schedule or (iii) that would restrict the operations of the business of the Company and its Subsidiaries after the Effective Time;
(xii)   sell, lease, exclusively license, encumber (other than Permitted Liens) or otherwise dispose of any material assets or property except (A) pursuant to existing contracts or commitments made available to Parent, (B) transactions among the Company and its Subsidiaries or among the Company’s Subsidiaries, or (C) in the ordinary course of business consistent with past practice and in no event in an amount exceeding $250,000 individually or $1 million in the aggregate;
(xiii)   except as required by Benefit Plans as in effect on the date of this Agreement that are set forth in Section 5.1(i) of the Company Disclosure Schedule: (A) increase the amount or accelerate the vesting, payment or funding of the compensation or other benefits payable or provided to the Company’s or any of its Subsidiaries’ current or former officers, directors, individual service providers or employees, other than increases in compensation or benefits in the ordinary course of business with respect to employees at the level of Vice President or below (such increases not to exceed three percent (3%) of any such employee’s base compensation); (B) grant or enter into any cash or equity or equity-based incentive, bonus, employment, change of control, severance or retention agreement with any current or former officer, director, individual service provider or employee of the Company or any of its Subsidiaries; (C) establish, adopt, enter into or amend any collective bargaining agreement, Benefit Plan or arrangement that would be a Benefit Plan if in effect on the date of this Agreement; or (D) hire or terminate the employment of any employee of the Company or any of its Subsidiaries having a base salary of $250,000 or more;
(xiv)   negotiate or enter into any Labor Agreement or recognize or certify any labor union, labor organization, works council or group of employees as the bargaining representatives for any employees of the Company or any of its Subsidiaries;
(xv)   implement or announce any action that would trigger notice requirements pursuant to the WARN Act;
(xvi)   acquire any capital stock in, or any business line or all or a material portion of the assets constituting any business, corporation, partnership, association, joint venture, or other entity or other business organization in any transaction that involves consideration valued in excess of $100,000, individually or $500,000 in the aggregate, including by merger, consolidation, purchase of stock or assets or otherwise, except for (A) transactions solely between the Company and a wholly owned Company Subsidiary or solely between wholly owned Company Subsidiaries or (B) acquisitions of assets or inventory in the ordinary course of business;
(xvii)   (A) make in a manner inconsistent with past practice, change or revoke any material Tax election, (B) change any annual Tax accounting period or material method of Tax accounting, (C) file any material amendment with respect to any material Tax Return (other than amendments that would not reasonably be expected to result in a material increase to the Tax liability of the Company, the Subsidiaries of the Company or Parent or its Affiliates) or (D) settle or compromise any Tax claim, notice, audit, investigation, assessment or other proceeding for an amount in excess of $250,000 individually or $1 million in the aggregate or (E) enter into any material Tax Sharing Agreement (it being agreed and understood that none of clauses (i) through (xvi) nor clauses (xviii) through (xix) of this Section 6.1(b) shall apply to any action to the extent such action would be taken into account solely for Tax purposes and not for corporate or other applicable Law purposes);
(xviii)   license, escrow, or otherwise grant any rights to, any material Owned Source Code or disclose any material trade secrets owned or processed by the Company or any of its Subsidiaries (except to customers or service providers of, or Persons with professional, business or commercial relationships with, the Company or its Subsidiaries in the ordinary course of business subject to confidentiality obligations); or
(xix)   agree, authorize or commit to do any of the foregoing.
(c)   Subject to the terms of this Agreement, including Section 6.5 and Section 6.13, after the date of this Agreement and prior to the Effective Time, none of Parent, Merger Sub, the Rollover Stockholders or the Equity Investors shall take or permit any of their respective Subsidiaries to enter into or agree to enter into any agreement that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Merger or the satisfaction of any of the closing conditions thereto.
(d)   Nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company and its Subsidiaries prior to the

Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
(e)   From the date of this Agreement until the Effective Time, none of Parent, Merger Sub, the Rollover Stockholders or the Equity Investors shall, directly or indirectly (i) acquire or agree to acquire by merging or consolidating with, or by purchasing a material portion of the assets of or equity in, any Person (a “Specified Acquisition”) or enter into any new line of business, if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition or the entering into of such new line of business, as applicable, would reasonably be expected to (A) prevent, materially delay or materially impede the obtaining of, or adversely affect in any material respect the ability of Parent or Merger Sub to procure, any authorizations, consents, Orders, declarations or approvals of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by this Agreement, including the Merger, or (B) materially increase the risk of any Governmental Authority entering an Order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by this Agreement, including the Merger; or (ii) take any action that is intended to or would reasonably be expected to adversely affect or delay the ability of Parent or Merger Sub to otherwise perform their respective covenants and agreements under this Agreement or to consummate the transactions contemplated by this Agreement, including the Merger.
6.2.   Acquisition Proposals; Change of Recommendation.
(a)   [Reserved.]
(b)   No Solicitation or Negotiation.   Subject to the terms of this Section 6.2, the Company agrees that, from the date of this Agreement until the earlier of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will, and will cause its Subsidiaries and its and their respective officers and directors to, and will instruct each of its and their respective other Representatives to cease and cause to be terminated any discussions or negotiations with any Person or Group that would be prohibited by this Section 6.2(b) and will cease providing any further information with respect to the Company or any Acquisition Proposal to any such Person or Group or its or their Representatives; and shall terminate all access granted to any such Person or Group and its or their Representatives to any physical or electronic data room (or any other diligence access). The Company agrees that, except as expressly permitted by this Section 6.2, neither it nor any of its Subsidiaries nor any of the employees (including any officers but excluding any Rollover Stockholder) and directors (other than any Rollover Stockholder) of it or its Subsidiaries shall, and that it shall instruct and cause its and its Subsidiaries’ investment bankers, attorneys, accountants and other advisors or representatives not to, directly or indirectly:
(i)   initiate, solicit or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
(ii)   engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 6.2 prohibit such discussions);
(iii)   approve, endorse or recommend any Acquisition Proposal or submit an Acquisition Proposal;
(iv)   enter into any Contract or understanding relating to an Acquisition Proposal or that would reasonably be expected to require the Company to abandon, terminate or fail to consummate the Merger; or
(v)   resolve or agree to do any of the foregoing.

(c)   Notwithstanding anything in this Section 6.2 to the contrary, but subject to the provisions of Section 6.2(g), prior to the receipt of the Company Stockholder Approval, in response to a bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of this Section 6.2, the Company may, or may authorize its Representatives to, (A) provide information in response to a request therefor by a Person or Group who has made a bona fide written Acquisition Proposal if the Company receives from such Person or Group so requesting such information an Acceptable Confidentiality Agreement; provided that such Acceptable Confidentiality Agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and provided, further, that the Company shall promptly make available (and, if applicable, provide copies of) any such information to Parent to the extent not previously made available; and (B) engage or participate in any discussions or negotiations with any Person or Group who has made such a bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (A) or (B) above, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal. Anything in this Agreement to the contrary notwithstanding, the Company, directly or indirectly through one or more of its Representatives, may, prior to the receipt of the Company Stockholder Approval, seek clarification from (but not engage in negotiations with or provide nonpublic information to) any Person or Group that has made an Acquisition Proposal solely to clarify and understand the terms and conditions of such proposal to provide adequate information for the Company Board or the Special Committee to make an informed determination under this Section 6.2.
(d)   No Change in Recommendation or Alternative Acquisition Agreement.   Except as permitted by Section 6.2, the Company Board, including the Special Committee, shall not:
(i)   withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Recommendation;
(ii)   authorize, adopt, approve or recommend, or publicly propose to authorize, adopt, approve, recommend or declare advisable, any Acquisition Proposal;
(iii)   fail to include the Company Recommendation in the Proxy Statement;
(iv)   with respect to an Acquisition Proposal initiated through a tender or exchange offer pursuant to Rule 14d-2 under the Exchange Act fail, within ten (10) Business Days of such offer, to recommend against acceptance of such offer after a request by Parent to do so (provided, that the Company shall not be required to reaffirm more than once per Acquisition Proposal (unless the terms of such Acquisition Proposal (including the price) change in any material respect and such change is publicly announced or disclosed)); or
(v)   except as expressly permitted by, and after compliance with, this Section 6.2, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar binding agreement with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by Section 6.2(c) relating to any Acquisition Proposal) (an “Alternative Acquisition Agreement,” and any of the actions set forth in the foregoing clauses (i) through (v), a “Change of Recommendation”).
(e)   Superior Proposal Termination; Changes of Recommendation.
(i)   Anything in this Agreement to the contrary notwithstanding, prior to the receipt of the Company Stockholder Approval, in response to a bona fide written Acquisition Proposal that did not arise from a breach of the obligations set forth in this Section 6.2, either the Company Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation or cause the Company to terminate this Agreement pursuant to Section 8.1(h), if prior to taking either such action (A) the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal and (B) the Company shall have given four (4) Business Days’ prior written notice to Parent that the Company has received such proposal, specifying the material terms and conditions of such proposal (including the identity of the Person or Group making such proposal and, to the extent not prohibited by any confidentiality agreement entered into with the Person or Group making such proposal, copies of any written proposals or documents delivered to the Company or its Representatives) and that the Company intends to take such action, (C) after giving such notice and prior to effecting such Change of Recommendation, the Company shall (and shall cause its officers and employees and shall direct its financial advisors and outside legal counsel to) be reasonably available to participate in good faith negotiations with Parent (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of this Agreement and the Equity Commitment Letter such that the Acquisition Proposal would cease to constitute a Superior Proposal, and (D) at the end of the four (4) Business Day period, prior to taking action to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(h) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines (taking into account any adjustment to the terms and conditions of this Agreement or the Equity Commitment Letter and/or the Guarantee committed to by Parent in writing in response to such Acquisition Proposal, if any, and any other information offered by Parent in response to such notice) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal; provided that in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(e)(i) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.2(e)(i) shall be reduced to two (2) Business Days; and
(ii)   Anything in this Agreement to the contrary notwithstanding, prior to the receipt of the Company Stockholder Approval, in response to an Intervening Event (as defined herein) that occurs or arises after the date of this Agreement, the Company Board or the Special Committee may effect a Change of Recommendation if, prior to taking such action, (A) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations to the Company’s stockholders under applicable Law, (B) the Company shall have given four (4) Business Days’ prior written notice to Parent that the Company has determined that an Intervening Event has occurred or arisen (which notice will reasonably describe such Intervening Event) and that the Company intends to effect a Change of Recommendation, (C) after giving such notice and prior to effecting such Change of Recommendation, the Company negotiates (and causes its officers, employees, financial advisors and outside legal counsel to negotiate) in good faith with Parent (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of this Agreement and the Equity Commitment Letter and/or the Guarantee as would permit the Company Board (acting on the recommendation of the Special Committee) or the Special Committee not to effect a Change of Recommendation in response thereto; and (D) at the end of the four (4) Business Day period, prior to taking action to effect a Change of Recommendation, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee takes into account any adjustments or revisions to the terms of this Agreement and the Equity Commitment Letter and/or the Guarantee proposed by Parent in writing and any other information offered by Parent in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with the fiduciary obligations owed by the Company Board to the Company’s stockholders under applicable Law; provided that in the event of any material changes regarding any Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(e) with respect to such new written notice, except that the advance written notice obligation set forth in Section 6.2(e)(i) shall be reduced to three (3) Business Days. “Intervening Event” means any change, effect, event, occurrence, state of facts or development that was not known or reasonably foreseeable by the Company Board or the Special Committee as of the date of this Agreement (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the Company Board or the Special Committee as of the date of this Agreement); provided, however, that in no event shall (i) the receipt, existence or terms of an actual or possible Acquisition Proposal, (ii) any change, in and of itself, in the price or trading volume of the Shares (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), or (iii) the fact that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an Intervening Event.
(f)   Certain Permitted Disclosure.   Anything in this Agreement to the contrary notwithstanding, the Company, directly or indirectly through one or more of its Representatives, may, to the extent applicable, disclose to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or any similar statement in response to any publicly disclosed Acquisition Proposal; provided, however, that nothing in this paragraph (f) shall be construed to permit the Company to effect any Change of Recommendation other than in accordance with Section 6.2(e).
(g)   Notice.   The Company agrees that it will promptly (and, in any event, within forty-eight (48) hours) notify Parent in writing if any proposals, indications of interest or offers with respect to an Acquisition Proposal are received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, it or any of its Representatives indicating, in connection with such notice, the material terms and conditions of any proposal, offer or indication of interest (including the identity of the Person or Group making such proposal, indication of interest or offer and, if applicable, copies of any written request, proposal or offer, including proposed agreements and any other documents or written communications, but excluding, for the avoidance of doubt, drafts of agreements that do not constitute or form a part of the Acquisition Proposal or request) and thereafter the Company shall keep Parent informed, on a prompt basis (and, in any event, within forty-eight (48) hours), of the status and terms of any such proposal, inquiry, indication of interest or offer (including any amendments thereto) and the status of any such discussions or negotiations.
6.3.   Proxy Statement Filing; Information Supplied.
(a)   The Company shall prepare and file with the SEC, as promptly as reasonably practicable after the date of this Agreement, and in no event later than forty-five (45) days after the date of this Agreement, a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”). The Company and Parent shall reasonably cooperate and use their respective reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after the filing thereof, including responding as promptly as reasonably practicable to any comments received from the SEC or its staff concerning the Proxy Statement. If the Company determines that it is required to file a Rule 13e-3 Transaction Statement on Schedule 13E-3 in connection with the Merger and the transactions contemplated by this Agreement pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company and Parent will jointly prepare and file such Other Required Company Filing with the SEC. The Company will use its reasonable best efforts to cause the Proxy Statement and the Company and Parent will use their respective reasonable best efforts to cause any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and Nasdaq. The Company may not file the Proxy Statement or any Other Required Company Filing, or any amendment thereto, with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give reasonable consideration to all comments made thereon by Parent or their counsel.

(b)   The Company shall promptly notify Parent, and Parent shall promptly notify the Company, as applicable, of the receipt of all comments from the SEC with respect to the Proxy Statement or any Other Required Company Filing and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the other Party copies of all correspondence between such Party and/or any of its Representatives and the SEC with respect to the Proxy Statement or any Other Required Company Filing. Parent shall provide the Company, its outside legal counsel and its other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC. The Company and Parent shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement or any Other Required Company Filing from the SEC, and the Company shall cause the definitive Proxy Statement to be mailed to the stockholders of the Company as promptly as possible after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement.
(c)   The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement and the Company, Parent and Merger Sub, agrees as to themselves and their Subsidiaries, and each Rollover Stockholder agrees, as to themselves and their Subsidiaries (if applicable), that any Other Required Company Filing will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company, Parent and Merger Sub shall ensure that none of the information supplied by it for inclusion in the Proxy Statement or in any Other Required Company Filing will, in the case of the Proxy Statement, at the date of mailing to stockholders of the Company or at the time of the Company Stockholders Meeting, or in the case of any Other Required Company Filing, at the time of the filing thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied in writing by or on behalf of the Rollover Stockholders, Parent, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing, as applicable. If at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) the Company shall promptly prepare (with the assistance of Parent as provided for in this Section 6.3) an amendment or supplement to the Proxy Statement and (ii) the Company shall cause the Proxy Statement as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders. If at any time following the filing of any Other Required Company Filing with the SEC, any information relating to the Company or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to such Other Required Company Filing, so that such Other Required Company Filing would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) the Company and Parent shall promptly jointly prepare an amendment or supplement to such Other Required Company Filing and (ii) the Company and Parent shall jointly cause such Other Required Company Filing as so amended or supplemented to be filed with the SEC.
(d)   The Company shall provide Parent with a reasonable opportunity to review drafts of the Proxy Statement and any other documents related to the Company Stockholders Meeting and will consider in good faith any comments provided by Parent in connection with such review. Except as required by applicable Law or by the SEC, no amendment or supplement to the Proxy Statement will be made by the Company without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Parent or their counsel.
6.4.   Company Stockholders Meeting.
(a)   The Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of the Company’s stockholders (the “Company Stockholders Meeting”) as promptly as reasonably practicable after clearance by the SEC staff of the Proxy Statement, to consider and vote upon the approval of this Agreement and to cause such vote to be taken, and shall not postpone or adjourn such meeting, except to the extent advised by counsel to be necessary to comply with Law or pursuant to the following sentence. Notwithstanding anything to the contrary in this Agreement, (i) the Company (acting on the recommendation of the Special Committee) may (and, if requested by Parent, on no more than one (1) occasion, the Company shall) adjourn, recess, or postpone the Company Stockholders Meeting for a reasonable period to solicit additional proxies, if the Company reasonably believes there will be insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Stockholders Meeting or to obtain the Company Stockholder Approval and (ii) the Company (acting on the recommendation of the Special Committee) may adjourn, recess, or postpone the Company Stockholders Meeting to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the stockholders of the Company or to give the Company stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company stockholders by issuing a press release, filing materials with the SEC or otherwise, in each case in accordance with the terms of this Agreement, within a reasonable amount of time in advance of the Company Stockholders Meeting; provided that, in the case of each of the foregoing clauses (i) and (ii), unless agreed in writing by the Company and Parent, any single such adjournment, recess or postponement shall be for a period of no more than ten (10) Business Days each and in no event later than the earlier of (i) two (2) months from the originally scheduled date and (ii) four (4) Business Days prior to the Outside Date. Subject to Section 6.2(e), the Company Board shall include the Company Recommendation in the Proxy Statement and shall use reasonable best efforts to obtain the Company Stockholder Approval.
(b)   Parent shall vote (or consent with respect to) or cause to be voted (or a consent to be given with respect to) any Shares beneficially owned by Parent or Merger Sub or with respect to which any of them has the power to cause to be voted (or to provide a consent), in accordance with the Special Committee’s recommendation, from time to time, with respect to all matters related to this Agreement, including the Merger and any other transactions contemplated hereby, at the Company Stockholders Meeting or any other meeting of stockholders of the Company, at which such matters shall be submitted for consideration and at all adjournments, recesses or postponements thereof.
(c)   The Company shall use reasonable best efforts to (i) conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act and (ii) establish a record date for the Company Stockholders Meeting in accordance with applicable Law and the rules of Nasdaq as promptly as reasonably practicable following the filing of the Proxy Statement.
6.5.   Efforts; Cooperation; Antitrust Matters.
(a)   Subject to the terms of this Agreement, each of the Company, Parent, the Equity Investors and Merger Sub shall, and the Company shall cause its Affiliates to, use reasonable best efforts to take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Laws to cause the conditions precedent set forth in Article VII to be satisfied and consummate and make effective the Merger and any other transactions contemplated by this Agreement as promptly as reasonably practicable and in any event prior to the Outside Date and to obtain the approval listed on Section 6.5(a) of the Company Disclosure Schedule, including (i) preparing and filing all documentation necessary to effect all necessary actions or nonactions, waivers, consents, clearances, approvals and expirations or terminations of waiting periods from any Governmental Authority; (ii) obtaining from any Governmental Authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders advisable or required to be obtained by Parent or the Company or any of their respective

Affiliates, including under the Antitrust Laws; (iii) avoiding or defending against, as applicable, any Actions, lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or challenging, hindering, impeding, interfering with or delaying the consummation of the Merger and the other transactions contemplated by this Agreement under any Antitrust Laws or foreign investment Laws, including seeking to have any stay, temporary restraining order or injunction entered by any court or other Governmental Authority in connection with the foregoing vacated or reversed; (iv) as promptly as reasonably practicable, and in any event within ten (10) Business Days after the date of this Agreement, making or causing to be made all necessary filings under the HSR Act, and as promptly as reasonably practicable after the date of this Agreement submitting all other notifications, filings and registrations required or advisable under the Antitrust Laws, and thereafter supplying as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to any Law; provided, however, that if there are material changes to the rules under the HSR Act in effect prior to the date that the HSR filings under this Agreement have been made, then Parent and the Company shall make, or cause to be made, filings under the HSR Act as soon as reasonably practicable from the date of this Agreement; and (v) as promptly as reasonably practicable, making any other required or advisable registrations, declarations, submissions and filings with respect to the Merger or any other transactions contemplated by this Agreement required under the Exchange Act, any other applicable federal or state securities Laws, and any other applicable Law.
(b)   Without limiting the generality of anything contained in this Section 6.5, each Party shall: (i) give the other Parties prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the Merger or any other transactions contemplated by this Agreement; (ii) keep the other Parties informed as to the status of any such request or proceeding; (iii) give the other Parties notice and an opportunity to participate in any communication made to the United States Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “DOJ”), or any other Governmental Authority regarding the Merger or any other transactions contemplated by this Agreement; and (iv) promptly notify the other Parties of any communication from the FTC, the DOJ or any other domestic, foreign or supranational Governmental Authority regarding the Merger or any other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall jointly develop, and each Party shall cooperate with the other and consider in good faith the views of the other in connection with, all communications and strategy (both substantive and procedural, including relating to timing and any voluntary extensions thereof) relating to the obtaining of clearances from any third party and/or any Governmental Authority in connection with the Merger or any other transactions contemplated by this Agreement (including the Proxy Statement). In addition, except as may be prohibited by any Governmental Authority or by any applicable Law, each Party will permit authorized representatives of the other Parties to be present at each meeting, conference, videoconference, or telephone call and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Authority in connection with such request or proceeding. Parent shall be entitled, on not more than one (1) occasion, to withdraw the buyer-side HSR Notification and Report Form in accordance with 16 C.F.R. 803.12, and within two (2) days after such withdrawal, refile (or cause to be refiled) the buyer-side HSR Notification and Report Form. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be); provided that materials provided pursuant to this Section 6.5 may be redacted (i) to remove references concerning the valuation of the Company, (ii) as necessary to comply with contractual obligations, and (iii) as necessary to address reasonable privilege concerns.
(c)   Subject to applicable Laws and as required by any Governmental Authority, the Company, on the one hand, and Parent, on the other hand, each shall keep the other reasonably apprised of the status of matters relating to completion of the Merger and the other transactions contemplated hereby, including promptly furnishing the other with copies of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement or (ii) upon receiving any communication from any Governmental Authority or third party whose consent or approval is required for consummation of the Merger or the other transactions contemplated by this Agreement that causes such Party to believe that there is a reasonable likelihood that any such consent or approval will not be obtained or that the receipt of any such consent or approval will be materially delayed.
(d)   If any objections are asserted with respect to the transactions contemplated by this Agreement under the HSR Act or any other applicable Antitrust Laws, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by any Governmental Authority or private party, challenging the Merger or any other transactions contemplated by this Agreement as violative of any Antitrust Law or which would otherwise prohibit or materially impair or delay in connection with any Antitrust Law the consummation of the Merger or any other transactions contemplated by this Agreement, each of Parent and the Company shall (and, solely with respect to the Company, shall cause its Affiliates to) use their respective reasonable best efforts to resolve any such objections.
(e)   In furtherance, and not in limitation, of the foregoing, Parent shall (and if, and only if, requested by Parent, the Company and its Affiliates shall) take all such further action as may be necessary to avoid or eliminate each and every impediment under any Antitrust Law so as to enable the Closing to occur no later than the Outside Date, including proposing, negotiating, committing and effecting, by consent decree, hold separate order, or otherwise, to (i) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, the Company or their respective Subsidiaries and (ii) otherwise take or commit to take actions that after the Closing would limit Parent’s, the Company’s or any of their respective Subsidiaries’ freedom of action with respect to, or its ability to operate and/or retain any of the businesses, assets or properties of Parent, the Company or any of their respective Subsidiaries; provided, however, that nothing in this Agreement shall require either Party to take or agree to take any action of the types referred to in the foregoing clauses (i) and (ii) unless it is binding on or otherwise applicable to the Company only from and after the Effective Time in the event that the Closing occurs.
(f)   Notwithstanding anything to the contrary herein, solely with respect to its filing obligations pursuant to clause (iv) of Section 6.5(a), Parent shall cause its Affiliates to comply with the obligations set forth in this Section 6.5 as if such Affiliates were Parent, as applicable, and any failure by any of their respective Affiliates to comply with such obligations shall be deemed for all purposes of this Agreement to be a breach of this Agreement by Parent, as applicable.
(g)   For purposes of this Agreement, “Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other federal, state, foreign or supranational statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws, including any antitrust, competition, trade or foreign investment Laws and regulations that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, or (ii) regulate transactions involving foreign investments including any Laws that provide for review of national security matters.
6.6.   Information; Access and Reports.
(a)   The Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, consent, notice or application made by or on behalf of Parent, the Company or any of their respective Affiliates to any third party and/or any Governmental Authority in connection with the Merger and any other transactions contemplated by this Agreement.
(b)   Subject to applicable Law, upon reasonable advance notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours and consistent with applicable Law (including, for the avoidance of doubt, applicable Laws relating to privacy, data protection and the collection, retention, protection, transfer, use and processing of Personal Information or PHI), from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, to the Company and its Subsidiaries’ employees, contracts and licenses, information relating to the matters listed on Section 6.6(b) of the Company Disclosure Schedule, and other books and records and such other information that Parent may reasonably request, in each case, solely for purposes of consummating the Merger or for reasonable integration planning (other than any such matters that relate to the negotiation and execution of this Agreement (including with respect to the consideration or valuation of the Merger or any financial or strategic alternatives thereto) or any Acquisition Proposal or Superior Proposal); provided that the Company shall not be required to afford such access or furnish such information if it would unreasonably disrupt the operations of the Company or any of its Subsidiaries and no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company herein, and provided, further, that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used reasonable best efforts to obtain the consent of such third party to such inspection or disclosure; (ii) to disclose any privileged information of the Company or any of its Subsidiaries; or (iii) to disclose personnel records of the Company or any of its Subsidiaries relating to individual performance or evaluation records, medical histories or other information that in the Company’s good faith opinion the disclosure of which would reasonably be expected to subject the Company or any of its Subsidiaries to risk of liability; provided that in the event the Company does not disclose certain information pursuant to the foregoing clauses (i), (ii) and (iii), the Company shall use commercially reasonable efforts to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the non-disclosure to the greatest extent reasonably possible, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided. All requests for information made pursuant to this Section 6.6 shall be directed to the executive officer or other Person designated by the Company. The Confidentiality Agreement, dated as of March 21, 2024 (the “Confidentiality Agreement”), by and between the Company and Altaris, LLC, shall apply with respect to information furnished by the Company, its Subsidiaries and their respective Representatives hereunder.
(c)   To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.
6.7.   Stock Exchange Delisting.   The Company and Parent shall cooperate to take, or cause to be taken, all actions, and do or cause to be done all things, including making all necessary filings, reasonably necessary, proper or advisable under applicable Laws and rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of the Shares from Nasdaq, and the deregistration by the Surviving Corporation of the Shares under the Exchange Act as promptly as practicable after the Effective Time and the suspension of the Company’s duty to file reports under sections 13 and 15(d) of the Exchange Act as promptly as practicable after the Effective Time.
6.8.   Publicity.   The initial press release regarding the Merger shall be a joint press release of Parent and the Company. Thereafter, neither the Company nor Parent, nor any of their respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with this Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by this Agreement without consulting with each other and providing meaningful opportunity for review and giving due consideration to reasonable comment by the other Party, except (a) as such press release or other public announcement may be required by applicable Law, in which case the Party required to issue the release or make the announcement shall use commercially reasonable efforts to provide the other Party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good-faith consideration to any such comments proposed by the other Party, (b) in connection with a Change of Recommendation, actual or potential Acquisition Proposal or dispute regarding the transactions contemplated hereby, (c) any disclosure of information concerning this Agreement in connection with any dispute between the Parties regarding this Agreement, or (d) internal announcements to employees that are not made public (provided, that, with respect to clause (d), the Company shall reasonably consult with Parent with respect thereto). Notwithstanding anything to the contrary in this Section 6.8, each of the Parties may make public statements so long as any such statements are consistent with previous public statements made by Parent or the Company in compliance with this Section 6.8. Notwithstanding the foregoing, Altaris, LLC and its affiliated investment funds may engage in ordinary course communications consistent with past practice with their current or prospective investors of Altaris, LLC or its affiliated investment funds, in each case, who are subject to customary confidentiality obligations and applicable Law with respect to such communications.
6.9.   Employee Benefits.
(a)   Parent agrees that each Employee who continues to be employed with the Company or its Subsidiaries (each such employee, a “Continuing Employee”) shall, during the period commencing on the Closing Date and ending on the first (1st) anniversary of the Closing Date or the Continuing Employee’s termination of employment, be provided with (i) a base salary or base wage no less than the base salary or base wage provided to such Continuing Employee by the Company or its Subsidiaries immediately prior to the Effective Time, (ii) annual target cash bonus opportunities that are no less favorable than as in effect for such Continuing Employee immediately prior to the Effective Time and (iii) employee and fringe benefits (including vacation/leave, health, welfare and 401(k) benefits, but excluding any equity or equity-related incentive opportunities, retention benefits, transaction benefits, change in control benefits, nonqualified deferred compensation, defined benefit pension compensation, and retiree medical or welfare plans or arrangements) that are substantially comparable in the aggregate to the other compensation and benefits provided to such Continuing Employee immediately prior to the Effective Time. Additionally, Parent agrees that each Continuing Employee who experiences a severance-qualifying termination of employment within twelve (12) months following the Closing Date will be provided with severance payments and benefits no less favorable than those that would have been provided to such Continuing Employee upon such a qualifying termination under the applicable severance policy or individual employment, severance or separation agreement or other arrangement in effect immediately prior to the Effective Time, in each case as identified on Section 6.9 of the Company Disclosure Schedule (each, a “Company Severance Plan”), under circumstances that would have given the Continuing Employee a right to severance payments and benefits under such Company Severance Plan.
(b)   Parent shall cause (i) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to the Continuing Employees and their eligible dependents except to the extent that any waiting period, exclusions or requirements still applied to such Continuing Employee under the corresponding Benefit Plan that is a group health plan in which such Continuing Employee participated immediately before the Effective Time, (ii) the amount of eligible expenses incurred by each Continuing Employee and his or her eligible dependents that were credited to deductible and maximum out-of-pocket co-insurance requirements under the Benefit Plans to be credited for purposes of satisfying the deductible and maximum out-of-pocket co-insurance requirements under the corresponding benefit plans of Parent and its Affiliates and (iii) any of its (or its Affiliates’) employee benefit plans (including disability pay continuation plans) in which the Continuing Employees are entitled to participate to take into account for purposes of eligibility, vesting and benefit accrual thereunder (except for accrual of or entitlement to equity or equity-related incentive opportunities, any nonqualified deferred compensation plans, defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or retiree medical benefits or to the extent it would result in a duplication of benefits), service by such Continuing Employees to the Company or any of its Affiliates or predecessors as if such service were with Parent, to the same extent such service was credited under a comparable Benefit Plan.
(c)   Parent hereby agrees that the transactions contemplated by this Agreement shall constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its Subsidiaries under the terms of the Benefit Plans. From and after the Effective Time, Parent shall, and shall cause its Affiliates to, honor all obligations and rights under the Benefit Plans in accordance with their terms as in effect in connection with any such transaction from time to time; provided that nothing herein will limit any right to amend, modify or terminate any such arrangement in accordance with its terms.
(d)   Notwithstanding the foregoing, nothing contained in this Agreement will (i) be treated as an amendment of any particular Benefit Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Benefit Plan, in each case, in accordance with their terms, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third-party beneficiary rights for the benefit of any employee, officer, director or individual service provider of the Company or any of its Subsidiaries, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to this Section 6.9 or any compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan that Parent, the Surviving Corporation or any of their Affiliates may maintain.
6.10.   Expenses.   Whether or not the Merger is consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Merger and any other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the Party incurring such expense, except as otherwise expressly set forth herein and except that expenses incurred in connection with the filing fee for the Proxy Statement and printing and mailing the Proxy Statement shall be divided equally between Parent and the Company.
6.11. Indemnification; Directors’ and Officers’ Insurance.
(a)   From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable Law and the Company’s articles of incorporation or bylaws in effect as of the date of the Agreement (and Parent shall also advance expenses as incurred to the fullest extent permitted under applicable Law and the Company’s articles of incorporation or bylaws in effect as of the date of the Agreement, provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director, officer and employee of the Company and its Subsidiaries and each individual who was serving at the request of the Company or its Subsidiaries as a director, officer, employee, member, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise (collectively, the “Indemnified Parties”), against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to (x) their service as such or (y) services performed by such Indemnified Parties at the request of the Company or its Subsidiaries, in each case at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including (i) the Merger and any other transactions contemplated by this Agreement and (ii) actions to enforce this Section 6.11 or any other indemnification or advancement right of any Indemnified Party.
(b)   Parent and Merger Sub agree that all rights to exculpation or indemnification for acts or omissions occurring prior to the Effective Time existing as of the date of this Agreement in favor of the Indemnified Parties or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such Indemnified Parties, as provided in the Company’s or each of its Subsidiaries’ respective certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any Contract, shall survive the Merger and the transactions contemplated by this Agreement and shall continue in full force and effect in accordance with their terms. After the Effective Time, Parent and the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable Subsidiary would have been permitted to fulfill and honor them by applicable Law. In addition, for six (6) years following the Effective Time, Parent shall and shall cause the Surviving Corporation to cause the certificates of incorporation and bylaws of the Surviving Corporation to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately prior to the Effective Time, and such provisions shall not be amended, repealed or otherwise modified for six (6) years following the Effective Time in any respect, except as required by applicable Law.
(c)   Prior to the Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six (6) years from and after the Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of this Agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby). If the Company and the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an annual premium amount in excess of three hundred percent (300%) of the annual premiums paid by the Company as of the date of this Agreement for such insurance (or to pay an aggregate amount exceeding three hundred percent (300%) of such annual premiums to purchase the “tail” insurance policies contemplated for the first sentence of this paragraph); and provided, further, that if the annual premiums of such insurance coverage (or amount in respect of such “tail” insurance policies, as applicable) exceeds such applicable amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount. The Company shall provide copies of proposed renewal policies to Parent prior to placement and shall reasonably consult with Parent with respect thereto.
(d)   The provisions of this Section 6.11 shall survive the Closing and are intended to be for the benefit of, and enforceable by, each Indemnified Party, and nothing in this Agreement shall affect, and the rights of each Indemnified Party under this Section 6.11 shall be in addition to, any indemnification rights that any such Indemnified Party may have under the certificates of incorporation or bylaws of the Company or any of its Subsidiaries or any Contract or applicable Law. Notwithstanding anything in this Agreement to the contrary, the obligations under this Section 6.11 shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party without the consent of such Indemnified Party.
(e)   In the event that Parent or the Surviving Corporation (or any of their respective successors or assigns) shall (i) consolidate or merge with any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or (ii) transfers at least fifty percent (50%) of its properties and assets to any other Person, then in each case proper provision shall be made so that the continuing or surviving corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.11; provided that, in the case of clause (ii), the transferee of such assets shall assume only its pro rata portion of the indemnification and payment obligations set forth in this Section 6.11 (in accordance with the proportion of the properties and assets of Parent or the Surviving Corporation acquired by such transferee), and Parent and the Surviving Corporation shall remain liable and responsible for any portion of such indemnification and payment obligations not assumed by such transferee.
6.12.   Stockholder Litigation.   The Company shall promptly notify Parent of any stockholder litigation against it or any of its Representatives arising out of or relating to this Agreement, the Merger or any other transactions contemplated by this Agreement and shall keep Parent reasonably informed regarding any such stockholder litigation. Until the termination of this Agreement in accordance with Article VIII, the Company shall provide Parent (a) an opportunity to review and to propose comments to all filings or written responses to be made by the Company in connection with any stockholder litigation against the Company and its directors relating to any transaction contemplated by this Agreement, and the Company shall give reasonable and good-faith consideration to any comments proposed by Parent and (b) give Parent the opportunity to otherwise participate in (but not to control) the defense and/or settlement of any such litigation (in each case at Parent’s expense) and shall consider in good faith Parent’s advice with respect to such litigation. In no event shall the Company enter into or agree to any settlement with respect to such stockholder litigation without Parent’s consent, such consent not to be unreasonably withheld, delayed or conditioned.
6.13.   Financing.
(a)   Parent and Merger Sub shall and shall cause their respective Affiliates to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to fund the Financing on the terms and subject to the conditions described in the Equity Commitment Letter on or prior to the date on which the Merger is required to be consummated pursuant to the terms hereof, including by (i) maintaining in effect the Equity Commitment Letter, (ii) satisfying on a timely basis all conditions in the Equity Commitment Letter and complying with their obligations thereunder, (iii) enforcing their rights under the Equity Commitment Letter pursuant to the terms and subject to the conditions thereof and (iv) if all conditions precedent to the funding of the Financing set forth in the Equity Commitment Letter are satisfied, consummate the Financing at or prior to the Closing.
(b)   Parent and Merger Sub shall not, and shall cause their respective Affiliates not to, without the prior written consent of the Company permit, consent to or agree to any amendment, replacement, supplement or modification to, or any waiver of, any provision or remedy under, the Equity Commitment Letter. Parent shall promptly deliver to the Company copies of any such amendment, replacement, supplement, modification or waiver.
(c)   The foregoing notwithstanding, compliance by Parent with this Section 6.13 shall not relieve Parent of its obligations to consummate the transactions contemplated by this Agreement whether or not the Financing is available. To the extent Parent obtains amends, replaces, supplements, terminates, modifies or waives any of the Financing, in each case pursuant to this Section 6.13 and without any Prohibited Modification, references to the “Financing,” and “Equity Commitment Letter” (and other like terms in this Agreement) shall be deemed to refer to the commitments thereunder and the agreements with respect thereto, or the Financing as so amended, replaced, supplemented, terminated, modified or waived.
Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 6.13 will require either Parent or Merger Sub to seek the Financing from any source other than a counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter.
6.14.   Payoff Letter.   The Company shall, and shall cause its Representatives to, use reasonable best efforts to deliver or cause to be delivered to Parent at least two (2) Business Days prior to the Closing an executed payoff letter from the administrative agent under the Company Credit Agreement, which payoff letter shall be in a form reasonably acceptable to Parent and (a) set forth the aggregate amounts required to be paid in order to pay in full all obligations outstanding pursuant to the Company Credit Agreement as of the Closing (other than obligations that expressly survive termination of the Company Credit Agreement) (the “Payoff Amount”) and provide wire instructions for such payment and (b) provide that, upon payment in full of such amounts, the obligations of the Company and its Subsidiaries under the Company Credit Agreement (other than contingent obligations as to which no claim has been asserted and other obligations that expressly survive termination of the Company Credit Agreement) shall be terminated and all Liens on the assets of the Company and the Subsidiaries of the Company securing obligations outstanding under the Company Credit Agreement and all guarantees with respect to such obligations shall be released and irrevocably terminated (the “Credit Agreement Termination”). Notwithstanding anything to the contrary herein, (x) in no event shall this Section 6.14 require the Company or any of its Subsidiaries to deliver any instrument that is not conditioned on the occurrence of the Closing or cause the Credit Agreement Termination unless the Closing shall have occurred and (y) Parent shall pay, or shall cause one of its Subsidiaries to pay (including by paying the Payoff Amount to the Company which shall following receipt be paid as directed pursuant to the payoff letter), the Payoff Amount in full on behalf of the Company on the Closing Date.
6.15.   Other Actions by the Company.
(a)   Takeover Statutes.   If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, each of the Company, Parent and Merger Sub and the members of their respective boards of directors shall use reasonable best efforts to, to the extent permitted by applicable Law, grant such approvals and take such actions as are necessary so that the Merger or such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to eliminate or minimize the effects of such statute or regulation on such transactions.
(b)   Section 16 Matters.   The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or appropriate to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
(c)   Resignations.   At or prior to the Closing, the Company shall use commercially reasonable efforts to deliver to Parent the resignation of each member of the Company Board, in each case, effective as of (and conditioned upon) the Closing.
(d)   Cash Balance.   The Company and its Subsidiaries shall have an aggregate cash balance of no less than $40 million (on a consolidated basis) as of 11:59 p.m. the day before the Closing Date. For the purposes of this provision, “cash balance” shall mean the aggregate of all cash, cash equivalents, cash in transit, bank deposits, investment accounts, certificates of deposit, marketable securities, short-term deposits and other similar cash items of a Person calculated in accordance with GAAP; provided, that, for the avoidance of doubt, in no event shall cash balance be reduced by the fees, costs and expenses in the following categories: (i) financial advisory and legal advisory fees incurred in connection with the transactions contemplated by this Agreement, (ii) employee bonuses for the fiscal year 2024 (other than the Retention Program), (iii) “tail” insurance policies for director and officer liability, employment practices liability and fiduciary liability, and (iv) proxy solicitation, filings fees and other similar administrative fees incurred in connection with the transactions contemplated by this Agreement, as long as such fees, costs and expenses do not exceed, in the aggregate, the amount set forth on Section 6.15(d) of the Company Disclosure Schedule. By way of illustration only, if cash balance is $40 million at 11:50 p.m. the day before the Closing Date and the Company pays $500,000 of proxy-related expenses in connection with the transactions contemplated by this Agreement at 11:55 p.m. on the date prior to the Closing Date, the aggregate cash balance (on a consolidated basis) as of 11:59 p.m. on the day before the Closing Date shall nevertheless be $40 million.

6.16.   Obligations of Parent.
(a)   Parent shall cause Merger Sub and, after the Closing, the Surviving Corporation, to comply with, duly perform, satisfy and discharge on a timely basis, all of their respective covenants, obligations and liabilities under this Agreement and the Guarantee, as applicable and, in each case, any failure by any of them to comply with such obligations shall be deemed for all purposes of this Agreement to be a breach of this Agreement by Parent.
(b)   Parent, in its capacity as the sole stockholder of Merger Sub, shall, in accordance with applicable Law and its certificate of incorporation and bylaws, approve and adopt this Agreement by written consent immediately following its execution.
(c)   Prior to the Effective Time, without the prior written consent of the Company, Parent shall not permit or agree to permit any Person to obtain any equity interests (or rights to obtain any equity interests) in Parent or any Person of which Merger Sub is a direct or indirect Subsidiary.
6.17.   Financing Cooperation.
(a)   The Company shall use its commercially reasonable efforts to provide, and shall cause its Subsidiaries to use commercially reasonable efforts to provide, customary cooperation, to the extent reasonably requested by Parent in writing, in each case to the extent necessary for the arrangement of third-party debt financing that may be obtained by Parent in connection with the transactions contemplated by this Agreement (the “Debt Financing”); provided that such requested cooperation does not unreasonably interfere with the ongoing business operations of the Company or any of its Affiliates, including using commercially reasonable efforts to:
(i)   participate in a reasonable number of meetings, presentations, road shows, due diligence sessions and sessions with rating agencies, at reasonable times and with reasonable advance notice, and in each case which shall be virtual unless otherwise agreed to by the Company;
(ii)   to the extent required by any Debt Financing, facilitate the pledging of collateral (and the perfection thereof), effective no earlier than the Closing;
(iii)   furnish to Parent historical financial information regarding the Company as is reasonably available to the Company at such time, customarily required in connection with the execution of financings of a type similar to the Debt Financing and reasonably requested by Parent in connection with the Financing; it being understood that the Company shall have satisfied the obligations set forth in this sentence if the Company shall have used its commercially reasonable efforts to comply with such obligations whether or not any applicable deliverables are actually obtained or provided;
(iv)   provide reasonable and customary assistance to Parent and the applicable lenders in the preparation of customary lender presentations and other marketing material for the Debt Financing;
(v)   at least three (3) Business Days prior to Closing, provide all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and 31 C.F.R. §1010.230, relating to the Company and its Subsidiaries, in each case as reasonably requested by Parent at least ten (10) Business Days prior to the Closing Date;
(vi)   cooperate with the applicable lenders due diligence, to the extent customary and reasonable;
(vii)   assisting with the preparation, execution and delivery of definitive documents in connection with the Debt Financing, including a certificate of the chief financial officer (or other comparable officer) of the Company with respect to solvency of the Company and its Subsidiaries (after giving effect to the transactions contemplated hereby) on a consolidated basis in a customary form; and
(viii)   delivering notices of prepayment or termination (which notices may be conditioned on the occurrence of the Closing) to the extent required by a the Company Credit Agreement prior to prepayment within the time periods required by such agreement.

(b)   The foregoing notwithstanding, none of the Company nor any of its Affiliates shall be required to take or permit the taking of any action pursuant to this Section 6.17 that could: (i) require the Company or any of its Affiliates or any persons who are officers or directors of such entities to pass resolutions or consents to approve or authorize the execution of the Debt Financing or enter into, execute or deliver any certificate, document, notice, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement (provided that the Company will, to the extent otherwise required hereby, use commercially reasonable efforts to cause persons who will continue as officers or directors, as applicable, of the Company or any of its Subsidiaries after the occurrence of Closing, and who will not be removed or replaced in connection therewith, to pass resolutions and to execute documents in their capacities as such officers or directors, in each case, which resolutions and documents are subject to and conditioned upon, and do not become effective until, the occurrence of Closing), (ii) cause any representation or warranty in this Agreement to be breached by the Company or any of its Affiliates, (iii) require the Company or any of its Affiliates to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Debt Financing or otherwise incur any obligation under any agreement, certificate, document or instrument (except to the extent the effectiveness of any such fee, expense, liability or obligation is subject to and conditioned upon the occurrence of Closing), (iv) reasonably be expected to cause any director, officer, employee or stockholder of the Company or any of its Affiliates to incur any personal liability, (v) reasonably be expected to conflict with the organizational documents of the Company or any of its Affiliates or any Laws, (vi) reasonably be expected to result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any Contract to which the Company or any of its Affiliates is a party, (vii) provide access to or disclose information that the Company or any of its Affiliates determine would jeopardize any attorney-client privilege or other applicable privilege or protection of the Company or any of its Affiliates, (viii) require the delivery of any opinion of counsel, (ix) require the Company or any of its Affiliates to prepare any financial statements or information that are not available to the Company and prepared in the ordinary course of the Company’s financial reporting practice or (x) require the Company or any of its Affiliates to prepare or deliver any (1) consolidating financial statements, Subsidiary financial statements, related party disclosures, segment information, including any required by FASB Accounting Standards Codification Topic 280, (2) financial information that the Company or its Affiliates does not maintain in the ordinary course of business, (3) information not reasonably available to the Company or its Affiliates under their respective current reporting systems, or (4) (x) pro forma financial information or pro forma financial statements or (y) projections. Nothing contained in this Section 6.17 or otherwise shall require the Company or any of its Affiliates, prior to the Closing, to be an issuer or other obligor with respect to the Debt Financing. Parent shall, promptly on request by the Company, reimburse the Company or any of its Affiliates for all reasonable out-of-pocket costs incurred by them or their respective Representatives in connection with such cooperation and shall reimburse, indemnify and hold harmless the Company and its Affiliates and their respective Representatives from and against any and all losses suffered or incurred by them in connection with the arrangement of the Debt Financing, any action taken by them at the request of Parent or its Representatives pursuant to this Section 6.17 and any information used in connection therewith.
(c)   The parties hereto acknowledge and agree that the provisions contained in this Section 6.17 represent the sole obligation of the Company and its Affiliates and their respective Representatives with respect to cooperation in connection with the arrangement of any financing (including any Debt Financing) that may be obtained by Parent with respect to the transactions contemplated by this Agreement and the Equity Commitment Letter, and no other provision of this Agreement (including the Exhibits and Schedules hereto) or the Equity Commitment Letter shall be deemed to expand or modify such obligations. In no event shall the receipt or availability of any funds or financing (including any Debt Financing) by Parent or any of its Affiliates or any other financing or other transactions be a condition to any of Parent’s obligations under this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company’s or its Subsidiaries’ breach of any of the covenants required to be performed by it under this Section 6.17 shall not be considered in determining the satisfaction of the condition set forth in Section 7.2(b).
(d)   All non-public or otherwise confidential information regarding the Company or any of its Affiliates obtained by Parent or its Representatives pursuant to this Section 6.17 shall be kept confidential in accordance with the Confidentiality Agreement.

ARTICLE VII
Conditions
7.1.   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each Party to effect the Merger is subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:
(a)   Company Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
(b)   HSR Clearance.   The waiting period (or any extensions thereof) applicable to the Merger under the HSR Act, in each case, relating to the Merger shall have expired, been terminated or waived.
(c)   Laws or Orders.   No court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered after the date of this Agreement any Law (whether temporary, preliminary or permanent) or Order that is in effect that enjoins or otherwise prohibits consummation of the Merger.
7.2.   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
(a)   Representations and Warranties.   (i) The representation and warranty of the Company set forth in Section 5.1(g)(ii) (Absence of Material Adverse Effect) shall have been true and correct in all respects as of the date of this Agreement and shall be true and correct in all respects as of the Closing Date; (ii) each of the representations and warranties of the Company set forth in the first three (3) sentences of Section 5.1(b)(i) (Capital Structure) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date, (iii) each of the representations and warranties of the Company set forth in the Section 5.1(b) (Capital Structure) (other than (x) the first three (3) sentences of Section 5.1(b)(i) and (y) Section 5.1(b)(vi)), the first sentence of Section 5.1(a)(i) (Organization, Good Standing and Qualification), Section 5.1(c) (Corporate Authority; Approval and Fairness), Section 5.1(m) (Takeover Statutes) and Section 5.1(u) (Brokers and Finders) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time); and (iv) the other representations and warranties of the Company set forth in this Agreement (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failures of such representations and warranties to be so true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   Company Closing Certificate.   Parent and Merger Sub shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.2(a) and Section 7.2(b) are satisfied.
7.3.   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:

(a)   Representations and Warranties.   The representations and warranties of Parent and Merger Sub set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except as would not, individually or in the aggregate, reasonably be expected to prevent the ability of Parent or Merger Sub to consummate the Merger and deliver the Merger Consideration in accordance with Article IV.
(b)   Performance of Obligations of Parent and Merger Sub.   Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c)   Parent Closing Certificate.   The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) are satisfied.
ARTICLE VIII
Termination
8.1.   Termination.   This Agreement may be terminated and the Merger and any other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time:
(a)   by mutual written consent of the Company and Parent;
(b)   by either Parent or the Company, if the Merger shall not have been consummated on or before December 21, 2024 (the “Initial Outside Date”), provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party whose action or failure to comply with its obligations under this Agreement has been the primary cause of, or has primarily resulted in, the failure of the Closing to occur on or prior to such date; provided, further, that if on the Initial Outside Date, all the conditions to Closing, other than the conditions set forth in Section 7.1(b) or Section 7.1(c) (to the extent relating to an Antitrust Law), shall have been satisfied or shall be capable of being satisfied at such time, then the Initial Outside Date shall automatically be extended for three (3) months from the Initial Outside Date, the “Extended Outside Date”; provided, further, notwithstanding the foregoing provisions of this Section 8.1(b), Parent and the Company may mutually agree in writing to amend the Outside Date to any other date as agreed. As used in this Agreement, the term “Outside Date” shall mean the Initial Outside Date, unless the Initial Outside Date has been extended to the Extended Outside Date or such later date pursuant to the foregoing, in which case, the term “Outside Date” shall mean the Extended Outside Date or such later date;
(c)   by either Parent or the Company, if the Company Stockholder Approval shall not have been obtained if a vote shall have been taken thereon at the Company Stockholders Meeting or at any postponement, recess or adjournment thereof taken in accordance with this Agreement (and the Company Stockholders Meeting shall have concluded);
(d)   by either Parent or the Company, if any court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently enjoins or otherwise permanently prohibits the consummation of the Merger and such Order shall become final and non-appealable;

(e)   by Parent, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of the Company was or shall have become untrue, in either case such that any condition set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) sixty (60) days after the giving of notice thereof by Parent to the Company describing such breach or failure in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement or (ii) three (3) Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement pursuant to this Section 8.1(e) shall not be available to Parent if it is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement that would give rise to the failure of any condition set forth in Section 7.3(a) or Section 7.3(b);
(f)   by the Company, if there has been a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue, in either case such that any condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach or failure to be true and correct is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) sixty (60) days after the giving of notice thereof by the Company to the breaching Party describing such breach or failure in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement or (ii) three (3) Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement pursuant to this Section 8.1(f) shall not be available to the Company if it is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement that would give rise to the failure of any condition set forth in Section 7.2(a) or Section 7.2(b);
(g)   by Parent, prior to the time the Company Stockholder Approval is obtained, if a Change of Recommendation shall have been made or occurred; or
(h)   by the Company, prior to the time the Company Stockholder Approval is obtained, in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.2(e); provided that prior to or concurrently with such termination, the Company pays or causes to be paid the Company Termination Fee due to Parent.
8.2. Effect of Termination and Abandonment.
(a)   Except to the extent provided in Sections 8.2(b), 8.2(d) and 8.2(e), in the event of termination of this Agreement and the abandonment of the Merger and any other transactions contemplated by this Agreement in accordance with Section 8.1, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided that (x) subject to the Liability Limitation, no such termination shall relieve any Party of any liability or damages to the other Party resulting from any fraud or Willful and Material Breach of its obligations set forth in this Agreement and (y) the provisions set forth in Section 6.10, the last sentence of Section 6.17(b), this Section 8.2, the second and third sentences of Section 9.1 and Article IX (and the relevant definitions therein) shall survive the termination of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Guarantee, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.
(b)   Subject to Section 8.2(e), in the event that this Agreement is terminated:
(i)   (A)   by either the Company or Parent pursuant to Section 8.1(c) (Company Stockholder Approval Not Obtained);
(B)   an Acquisition Proposal shall have been made publicly or announced by the Company or the Company Board which Acquisition Proposal has not been publicly withdrawn at least three (3) Business Days prior to the Company Stockholders Meeting; and

(C)   within twelve (12) months of such termination, the Company shall have entered into an Alternative Acquisition Agreement with respect to an Acquisition Proposal (regardless of whether the transaction contemplated by such Alternative Acquisition Agreement occurs within the 12-month period) or shall have consummated a transaction that constitutes an Acquisition Proposal; provided that, for purposes of this Section 8.2(b), the references to “25%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”;
(ii)   by Parent pursuant to Section 8.1(g) (Change of Recommendation); or
(iii)   by the Company pursuant to Section 8.1(h) (Superior Proposal);
then, (1) in the case of Section 8.2(b)(i), within two (2) Business Days after the entry into an Alternative Acquisition Agreement, (2) in the case of Section 8.2(b)(ii), within two (2) Business Days after termination of this Agreement or the consummation of a transaction that constitutes an Acquisition Proposal and (3) in the case of Section 8.2(b)(iii), concurrently with or prior to termination of this Agreement, the Company shall pay or cause to be paid a termination fee of $17,673,572.40 (the “Company Termination Fee”) to Parent by wire transfer of immediately available funds to an account designated in writing by Parent.
(c)   Each Party acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no Party would have entered into this Agreement; accordingly, if the Company fails to timely pay Parent the Company Termination Fee due pursuant to Section 8.2(b) and, to obtain such Company Termination Fee, Parent commences a suit that results in a judgment against the Company, the Company shall pay to Parent (i) Parent’s reasonable and documented costs and expenses (including attorneys’ fees) in connection with such suit and (ii) interest on the amounts payable pursuant to Section 8.2(b) from and including the date payment of such amounts were due to but excluding the date of actual payment at the prime rate set forth in the Wall Street Journal in effect on the date such payment was required to be made (the “Interests and Expenses”); provided that, in no event shall the aggregate Interests and Expenses payable by the Company exceed $2 million in the aggregate; provided that if such suit does not result in a judgment against the Company, Parent shall pay to the Company its reasonable and documented costs and expenses (including attorneys’ fees) in connection with such suit (not to exceed $2 million in the aggregate).
(d)   (A) Notwithstanding anything to the contrary in this Agreement (but, for the avoidance of doubt, without limiting the Parties’ rights under Section 8.2(e)(ii) and (iv)), (i) under no circumstances will the collective monetary damages payable by (x) Parent, Merger Sub, the Equity Investors, the Guarantor or any of their respective Affiliates for breaches under this Agreement exceed an amount equal to $45 million (the “Liability Limitation”) or (y) by the Company or any of their Affiliates for breaches under this Agreement exceed the Liability Limitation, (ii) in no event will any of (x) the Company or any of its Related Parties, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award for breaches under this Agreement (which, for the avoidance of doubt, shall not limit the Company’s right to seek, in the alternative, specific performance pursuant to Section 9.5(b) and enforce the Equity Commitment Letter) in excess of the Liability Limitation against (I) Parent, Merger Sub, the Equity Investors or the Guarantor, or (II) the Related Parties of each of Parent, Merger Sub, the Equity Investors or the Guarantor and (y) Parent, Merger Sub, the Rollover Stockholders, the Equity Investors, the Guarantor or any of their respective Related Parties seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or monetary award for breaches under this Agreement (which, for the avoidance of doubt, shall not limit Parent’s right to seek, in the alternative, specific performance pursuant to Section 9.5(b)) in excess of the Liability Limitation against (I) the Company or (II) the Related Parties of the Company. For the purposes of this Section 8.2, a “Related Party” of a Person shall mean such Person’s former, current, or future general or limited partners, equityholders, stockholders, directors, officers, employees, managers, members, Affiliates, assignees, agents and other Representatives; provided, that, the Company’s Related Parties shall not include the Rollover Stockholders. In no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

(e)   Notwithstanding anything to the contrary herein, (i) a Party’s right to monetary damages (subject to the Liability Limitation) from the other Party in the event of fraud or Willful and Material Breach by such other Party, (ii) a Party’s right in connection with claims against the parties to the Confidentiality Agreement or the Guarantee in accordance with the terms thereof, (iii) if this Agreement is terminated pursuant to Section 8.1 in circumstances in which the Company Termination Fee is payable pursuant to Section 8.2(b), Parent’s right to receive the Company Termination Fee and any additional amounts pursuant to Section 8.2(b), (iv) the Company’s right to specific performance pursuant to Section 9.5(b) and enforce the Equity Commitment Letter and (v) the Company’s right to reimbursement under Section 6.10 and the last sentence of Section 6.17(b), shall be the sole and exclusive remedies of such Party and its Subsidiaries and any of their respective Related Parties against the other Party, the other Party’s Subsidiaries and any of the other Party’s or its Subsidiaries’ respective Related Parties for any loss suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger or any other transactions contemplated by this Agreement to be consummated. Each of the Parties acknowledges and agrees that the Company Termination Fee is not intended to be a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which the Company Termination Fee is due and payable and which do not involve fraud or Willful and Material Breach, for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger and any other transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision.
ARTICLE IX
Miscellaneous and General
9.1.   Survival.   This Article IX and the agreements of the Company, Parent and Merger Sub contained in Article IV, Section 6.9 (Employee Benefits) and Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Effective Time shall survive the consummation of the Merger in accordance with their respective terms. This Article IX and the agreements of the Company, Parent and Merger Sub contained in Section 6.10 (Expenses), Section 8.2 (Effect of Termination and Abandonment) and the Guarantee shall survive the termination of this Agreement in accordance with its terms. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.
9.2.   Modification or Amendment.   Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Parent, Merger Sub and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after the receipt of the Company Stockholder Approval, no amendment shall be made that by applicable Law requires further approval by the Company’s stockholders without obtaining such further approval.
9.3.   Waiver.   The conditions to each of the respective Parties’ obligations to consummate the Merger and any other transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law; provided, however, that any such waiver shall only be effective if made in a written instrument duly executed and delivered by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law (except to the extent specifically provided otherwise in Section 8.2).
9.4.   Counterparts.   This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

9.5.   Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a)   This Agreement and any action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware,. In addition, each of the Parties (a) expressly submits to the personal jurisdiction and venue of the courts of the State of Delaware and the federal courts of the United States of America located in the State of Delaware (the “Chosen Courts”), in the event any dispute between the Parties (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (b) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim, and (c) agrees that it shall not bring any claim, action or proceeding against any other Parties relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 9.6, such service to become effective ten (10) days after such mailing. EACH PARTY HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.
(b)   The Parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the termination of this Agreement pursuant to Article VIII, subject to the limitations set forth therein and in this Section 9.5(b), the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, including the right of a Party to cause each other Party to consummate the Merger and the other transactions contemplated by this Agreement on the terms and subject to the conditions of this Agreement in any court referred to in Section 9.5(a) without proof of actual damages (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. The Parties hereto agree that, notwithstanding any other provision of this Agreement to the contrary, the Company shall be entitled to specific performance (or any other equitable relief) to cause Parent and Merger Sub to consummate the Closing on the terms set forth herein.
(c)   Notwithstanding any other provision of this Agreement to the contrary, under no circumstances will the Company or any Related Party of the Company be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages; provided that, notwithstanding anything to the contrary in this Section 9.5(c) each Party expressly acknowledges and agrees that the election to pursue an injunction, specific performance or other equitable relief prior to the termination of this Agreement shall not restrict, impair or otherwise limit either Party from seeking in the alternative from the Chosen Court monetary damages up to the

Liability Limitation. Subject to the preceding sentence, the Parties further agree that by seeking the remedies provided for in Section 9.5(b), a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement, the Rollover Agreements, the Equity Commitment Letter or the Guarantee.
(d)   Notwithstanding anything in this Agreement to the contrary, in no event shall any actions or omissions of any Rollover Stockholder taken or omitted to be taken under the Rollover Agreements after the date of this Agreement constitute a breach by the Company or its Affiliates of a covenant or agreement contained in this Agreement, the Equity Commitment Letter or the Guarantee, or result in any of the representations or warranties of the Company contained in this Agreement or the Guarantee becoming inaccurate.
9.6.   Notices.   All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Agreement shall be in writing and (a) served by personal delivery upon the Party for whom it is intended, (b) served by an internationally recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email; provided that the transmission of the email is followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein:
If to Parent or Merger Sub:
Impact Acquiror Inc.
c/o Altaris, LLC
10 East 53rd Street, 31st Floor
New York, NY 10022
Attention: Nicholas Fulco
Email: nicholas.fulco@altariscap.com
with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention: David Feirstein, P.C.; William N. Lay
Email: david.feirstein@kirkland.com; william.lay@kirkland.com
If to the Company:
Sharecare, Inc.
255 East Paces Ferry Road NE, Suite 700
Atlanta, Georgia 30305
Attention: Carrie Ratliff, Chief Legal Officer
Email: legal@sharecare.com
with a copy to (which shall not constitute notice):
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention: Mark Gordon; Meng Lu
Email: MGordon@wlrk.com; MLu@wlrk.com

or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three (3) Business Days after deposit in the mail, if sent by registered or certified mail or (z) upon confirmation of receipt by the recipient if sent by email and followed up within one (1) Business Day by dispatch pursuant to one of the other methods described herein. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 9.6.
9.7.   Entire Agreement.
(a)   This Agreement (including any exhibits, annexes and schedules hereto) and the documents and other agreements among the Parties, or any of them, as contemplated by or referred to herein, including the Guarantee and the Equity Commitment Letter, together with each other agreement entered into by or among any of the Parties as of the date of this Agreement that makes reference to this Section 9.7, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof.
(b)   The Company Disclosure Schedule and the Parent Disclosure Schedule are “facts ascertainable” as that term is used in Section 251(b) of the DGCL and do not form part of this Agreement but instead operate upon the terms of this Agreement as provided herein.
9.8.   No Third-Party Beneficiaries.   Except as provided in this Section 9.8, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies of any nature hereunder, including the right to rely upon the representations and warranties set forth herein; provided that if, and only if, the Effective Time occurs, (a) the Company’s stockholders shall be third-party beneficiaries of, and entitled to rely on, the right to receive the Merger Consideration pursuant to Section 4.1 (Effect on Capital Stock) and Section 4.2 (Exchange of Share Certificates), (b) the holders of Company Equity Awards shall be third-party beneficiaries of, and entitled to rely on, Section 4.3 (Treatment of Company Equity Awards), and (c) the Indemnified Parties shall be third-party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification; Directors’ and Officers’ Insurance); provided, further, the Company shall have the right, on behalf of the Company’s stockholders and holders of Company Equity Awards (each of which are third-party beneficiaries of this Agreement solely to the extent required for this provision to be enforceable), to pursue specific performance as set forth in Section 9.5(b) or, if specific performance is not sought or granted as a remedy, damages in accordance with this Agreement (including, for the avoidance of doubt, damages based on the loss of the premium offered to each such holder) in the event of a breach by Parent or Merger Sub of Section 4.1 or Section 4.3 of this Agreement, it being agreed that in no event shall any such holder be entitled to enforce any of their rights, or any of Parent’s or Merger Sub’s obligations, under this Agreement in the event of any such breach, but rather the Company shall have the sole and exclusive right to do so, as agent for such holders. The Parties further agree that the rights of third-party beneficiaries under the first proviso of this Section 9.8 shall not arise unless and until the Effective Time occurs.
9.9.   Obligations of Parent and of the Company.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.
9.10.   Definitions.   Capitalized terms used but not defined in this Agreement have the meanings specified in Annex A.

9.11.   Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
9.12.   Interpretation; Construction.
(a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated.
(b)   If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation”; the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear; the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if;” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by law or regulation to be held by a director or nominee). The terms “provided to” or “made available to,” with respect to documents required to be provided by the Company to Parent or Merger Sub shall only include documents filed or furnished by the Company (i) with the SEC and that are publicly available at least one (1) Business Day prior to the date hereof or (ii) in any virtual data rooms established by or on behalf of the Company in connection with the transactions contemplated by this Agreement (and which Parent can access). When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period is to be excluded. Unless otherwise specified in this Agreement, all references in this Agreement to any Contract, other agreement, document or instrument (excluding this Agreement) mean such Contract, other agreement, document or instrument as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and, unless otherwise specified therein, include all schedules, annexes, addendums, exhibits and any other documents attached thereto or incorporated therein by reference.
(c)   The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
9.13.   Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns. No Party to this Agreement may assign any of its rights or delegate any of its obligations under this Agreement, by operation of Law or otherwise, without the prior written consent of the other Parties, except that Parent or Merger Sub may transfer or assign their rights and obligations under this Agreement, by written notice to the Company, to one of their Affiliates, in which event all references to Merger Sub or Parent, as applicable, in this Agreement shall be deemed references to such Affiliate, except that all representations and warranties made in this

Agreement with respect to Merger Sub or Parent, as applicable, as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Affiliate as of the date of such designation; provided that (a) no assignment shall be permitted if such assignment would, or would reasonably be expected to, prevent or materially delay Parent or Merger Sub from performing their respective obligations under this Agreement or consummating the Merger and any other transactions contemplated by this Agreement, (b) no assignment shall relieve Parent of any of its obligations pursuant to this Agreement and (c) no assignment shall relieve Merger Sub of its obligations that are unperformed by its assignee. Any purported assignment in violation of this Agreement is void.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.
IMPACT ACQUIROR INC.
By:	/s/ Nicholas Fulco
Name: Nicholas Fulco
Title: President
IMPACT MERGER SUB INC.
By:	/s/ Nicholas Fulco
Name: Nicholas Fulco
Title: President
SHARECARE, INC.
By:	/s/ Justin Ferrero
Name: Justin Ferrero
Title: President and Chief Financial Officer
[Signature Page to Agreement and Plan of Merger]

ANNEX A
DEFINED TERMS
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the date of this Agreement; or (ii) executed, delivered and effective after the execution and delivery of this Agreement, in either case, with customary provisions that are not less restrictive to such person than the provisions of the Confidentiality Agreement.
“Acquisition Proposal” means any proposal or offer by any Person or Group with respect to (i) a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, license, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or any of its Subsidiaries or assets, in each case, representing twenty-five percent (25%) or more of the consolidated net revenues, net income or total assets (including equity securities of the Subsidiaries of the Company) of the Company; (ii) any direct or indirect acquisition by any Person or Group resulting in, or proposal or offer, which if consummated would result in, any Person or Group becoming the beneficial owner, directly or indirectly, in one or a series of related transactions, of twenty-five percent (25%) or more of the total voting power of any class of equity securities of the Company, or those of any of its Subsidiaries or assets, in each case, representing twenty-five percent (25%) or more of the consolidated net revenues or total assets (including equity securities of its Subsidiaries or any other entity) of the Company; or (iii) any combination of the foregoing, in each case, other than the transactions contemplated by this Agreement.
“Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person, provided that (w) none of Parent, Merger Sub or the Rollover Stockholders shall be deemed to be Affiliates of the Company or any Subsidiaries of the Company, (x) the Company and Subsidiaries of the Company shall not be deemed to be Affiliates of Parent, Merger Sub or the Rollover Stockholders, in each case, for any purpose hereunder and (y) the Guarantor, the Equity Investors and their respective controlled Affiliates shall be deemed to be Affiliates of Parent and Merger Sub.
“Business Day” means any day ending at 11:59 p.m. (New York time) other than a Saturday or Sunday or a day on which banks in the County of New York, New York are required or authorized to close.
“Commercial Warrant Agreements” means, collectively, (i) that certain Warrant Agreement by and between the Company and WellStar Health System, Inc., dated as of November 13, 2020; (ii) that certain Warrant Agreement by and between the Company and Trinnovate Ventures, Inc., dated as of September 6, 2019; and (iii) that certain Warrant Agreement by and between the Company and Aflac Ventures LLC, dated as of September 11, 2019.
“Commercial Warrants” means, collectively, those certain warrants issued pursuant to the Commercial Warrant Agreements.
“Commercial Warrant Certificates” means, collectively, the certificates evidencing each of the Commercial Warrants issued pursuant to the Commercial Warrant Agreements.
“Company Credit Agreement” means that certain Credit Agreement, dated as of March 9, 2017, by and among the Company, its applicable subsidiaries, the lenders and other parties thereto and Wells Fargo Bank, National Association, as administrative agent, as in effect from time to time.
“Company Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders representing a majority of the aggregate voting power of the outstanding Shares and Preferred Shares entitled to vote thereon, voting together as a single class.
“Company Warrant Agreements” means that certain Warrant Agreement by and between Falcon Capital Acquisition Corp. and Continental Stock Transfer & Trust Company, dated as of September 21, 2020, and that certain Private Placement Warrants Purchase Agreement with Falcon Equity Investors LLC.
“Company Warrants” means, collectively, those certain warrants issued pursuant to the Company Warrant Agreements.

“Confidential Data” means all data for which (i) the Company is required by Law, Contract or privacy policy to keep confidential or private, including all such data transmitted to the Company by customers of the Company or Persons that interact with the Company and (ii) confidential data or other trade secrets included in Owned Intellectual Property or processed by the Company or any of its Subsidiaries.
“Dissenting Shares” means Shares that are owned by stockholders of the Company who did not vote in favor of this Agreement or the Merger (or consent thereto in writing) and who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL.
“Earnout Shares” means the Shares subject to the Earnout Escrow Agreement by and among Falcon Capital Acquisition Corp., Colin Daniel, Falcon Equity Investors LLC and Continental Stock Transfer & Trust Company, dated as of July 1, 2021.
“Environmental Law” means any Law relating to the protection of the environment or human health and safety as it relates to any Hazardous Substance.
“Excluded Shares” means, collectively, Shares that are to be cancelled or converted in accordance with Section 4.1(b) or Section 4.1(c), Preferred Shares, Dissenting Shares, Earnout Shares and Rollover Shares.
“Group” shall have the meaning given to such term under Section 13 of the Exchange Act.
“Hazardous Substance” means any material that is presently listed, regulated, classified or defined as hazardous, toxic or as a pollutant under any Environmental Law, including, without limitation, any petroleum compounds, asbestos, or polychlorinated biphenyls.
“Health Care Laws” means any Law or any other requirement or restriction of any Governmental Authority, including any Company Permit or similar right granted under any of the foregoing, related to the regulation of the healthcare industry, the regulation of healthcare professionals, or payment or reimbursement for, delivery, provision, management, or administration of, ordering or arranging for any healthcare items or services or items or services rendered, provided, dispensed, or furnished by healthcare suppliers or providers (including, but not limited to, hospitals, skilled nursing facilities, nursing homes, hospices, long term facilities, nursing facilities, assisted living facilities, or Health Care Providers). Health Care Laws specifically include, but are not limited to, 42 U.S.C. § 1320a-7b(b) (commonly called the Anti-Kickback Statute), and all same or similar state law counterparts; 42 U.S.C. § 1320a-7a (commonly called the Civil Monetary Penalties Statute), and all same or similar state law counterparts; 42 U.S.C. § 1395nn (commonly called the Stark Law), and all same or similar state law counterparts; 42 U.S.C. § 1320a-7 (commonly called the Exclusion Statute), and all same or similar state law counterparts; 31 U.S.C. §§ 3729 et seq. (commonly called the False Claims Act), and all same or similar state law counterparts; the Patient Protection and Affordable Care Act (Pub. L. 111-148) as amended by the Health Care and Education Reconciliation Act of 2010 (Pub. L. 111-152); HIPAA; the federal Controlled Substances Act, 21 U.S.C. § 31, and all requirements to maintain Drug Enforcement Agency Registration and any and all same or similar state law counterparts; the federal Food, Drug and Cosmetics Act, and all same or similar state law counterparts; all laws relating to the practice of medicine, the corporate practice of medicine, fee splitting and professional licensure; any and all applicable laws governing, regulating or pertaining to the payment for healthcare related items or services including HIPAA provisions relating to standard transactions and any and all same or similar laws; all laws and relating to any government healthcare program; and the regulations promulgated pursuant to all of the statutes and laws listed or referenced above.
“Health Care Provider” means any physician, pharmacist, nurse, home health aide, physician assistant or advance practice nurse providing healthcare services directly placed by the Company or its Subsidiaries either on a permanent or temporary basis to render healthcare services, or otherwise under Contract or engaged by the Company or its Subsidiaries to render healthcare services.
“HIPAA” means the United States Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. §§ 1320d through 1329d-8), as amended by the Health Information Technology for Economic and Clinical Health Act (Pub. L. No. 111-5), and all applicable implementing regulations, including its implementing regulations codified at 45 C.F.R. Parts 160, 162, and 164.
“Indebtedness” means, with respect to any Person, without duplication, as of the date of determination, means (i) all indebtedness, liabilities and obligations, now existing or hereafter arising, for money borrowed by a Person (including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, commitment and other fees), (ii) any contingent liability for or guaranty by a Person of any such obligation of any other Person (including the pledge of any collateral or grant of any security interest by a Person or such Person’s Subsidiaries in any property as security for any such liability, guaranty or obligation) or (iii) liabilities pursuant to or in connection with letters of credit or banker’s acceptances or similar items (in each case to the extent drawn), in the case of (i) through (iii), whether or not any of the foregoing is evidenced by any note, indenture, guaranty or agreement, but excluding all trade payables incurred in the ordinary course of business.
“Intellectual Property” means all rights arising in any jurisdiction throughout the world arising under, provided by, or associated with any of the following: (i) patents and patent applications, including any renewals, reissuances, modifications, continuations, continuations-in-part, revisions, divisionals, reexaminations, extensions and foreign counterparts thereof; (ii) trademarks, service marks, trade dress, logos, trade names and other designations of source or origin; (iii) internet domain names, social media accounts, uniform resource locators (URLs), and other identifiers and locators associated with Internet addresses and sites; (iv) copyrights and corresponding rights of authors in works of authorship (including in software as a work of authorship); (v) trade secrets and industrial secret rights, and intellectual property rights in inventions, know-how, data, databases, software, processes, and confidential or proprietary business, financial, or technical information; (vi) any other similar or equivalent intellectual property or proprietary right in any jurisdiction; and (vii) any registration of or applications for any of the foregoing.
“IT Systems” means the software, mobile applications, systems, servers, computers, hardware, firmware, middleware, networks, data communications lines, routers, hubs, switches and all other information technology and telecommunications assets, systems, and equipment, in each case, owned or controlled by the Company or any of its Subsidiaries for use in the conduct of its business as it is currently conducted.
“JOBS Act” means the Jumpstart Our Business Startups Act.
“Knowledge” means, when used with respect to the Company, the actual knowledge of the Persons listed on Section A.1 of the Company Disclosure Schedule and, with respect to Parent, the actual knowledge of the persons listed on Section A.1 of the Parent Disclosure Schedule.
“Leased Real Property” means the leasehold or subleasehold interests and any other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interests in real property held by the Company or any of its Subsidiaries under the Real Property Leases.
“Lien” means any mortgage, lien, license (other than non-exclusive licenses of Intellectual Property entered into in the ordinary course of business), pledge, charge, security interest, deed of trust, U.S. Uniform Commercial Code lien, easement, or similar encumbrance in respect of any property or asset, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset, other than restrictions on transfer arising under applicable securities Laws.
“Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that is materially adverse to the business or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that no change, effect, event, occurrence, state of facts or development resulting from the following shall constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred, is occurring or would reasonably be expected to occur: (A) changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (B) changes generally affecting the industries (including healthcare) or geographic regions in the United States or elsewhere in which the Company and its Subsidiaries or their customers operate; (C) changes or proposed changes in U.S. GAAP or other accounting standards or interpretations thereof; (D) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing; (E) weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics, epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)); (F) any capital market conditions, in each case in the United States or any other country or region in the world in which the Company and its Subsidiaries operate; (G) changes or proposed changes in Laws (or the enforcement or interpretation thereof); (H) a decline in the price or trading volume of the Shares on Nasdaq or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries or any change in the ratings or ratings outlook for the Company or any of its Subsidiaries; provided that the underlying causes may be taken into account to the extent not otherwise excluded by other clauses of this definition; (I) any failure by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial, accounting or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes may be taken into account to the extent not otherwise excluded by other clauses of this definition; (J) (x) the identity of Parent or Merger Sub or (y) the announcement, pendency or consummation of this Agreement or the Merger, including, in each case the impact thereof on relationships with employees, customers, suppliers, distributors, partners, vendors or other Persons; (K) any action or claim made or brought by any of the current or former stockholders of the Company (or on their behalf or on behalf of the Company) against the Company or any of its directors, officers or employees arising out of this Agreement or the Merger or any other transactions contemplated by this Agreement (provided no effect shall be given to this clause (K) for purposes of any representation or warranty in Section 5.1(d) to the extent the purpose of such representation or warranty is to address the consequences of the execution of this Agreement or the consummation of the transactions contemplated hereby); (L) any action or inaction by the Company or its Subsidiaries taken or omitted to be taken at the written request of Parent or Merger Sub or with the written consent of Parent or Merger Sub or expressly contemplated by this Agreement; or (M) the availability or cost of equity, debt or other financing to Parent or Merger Sub; except, in the case of clauses (A) through (G), to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such changes, effects, events, occurrences or developments, compared to other, similarly sized and situated companies in the industry in which the Company and its Subsidiaries operate and then solely to the extent of any such disproportionality.
“Nasdaq” means the NASDAQ Stock Market LLC.
“Non-Recused Directors” means the members of the Company Board other than the Recused Directors.
“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries, including all Registered Intellectual Property.
“Owned Source Code” means source code included in the Owned Intellectual Property.
“Permitted Liens” means: (I) Liens for current Taxes or assessments that are (x) not yet due or delinquent or (y) are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP prior to the date of this Agreement; (II) statutory liens or landlords’, carriers’, warehousemen’s, mechanics’, suppliers’, workmen’s, materialmen’s or repairmen’s liens or other like Liens arising or incurred in the ordinary course of business; (III) with respect to the Leased Real Property, (w) easements, quasi-easements, licenses, covenants, rights-of-way, rights of re-entry or other similar restrictions that do not materially impair the use, occupancy or value of such Leased Real Property, including any other agreements, conditions or restrictions that are shown by a current title report or other similar report or listing or implied by law, including easements for streets, alleys, highways, telephone lines, power lines, and railways, and all matters of public record, (x) any conditions that would be apparent or revealed by a current survey or physical inspection, (y) zoning, building, subdivision or other similar requirements or restrictions and (z) Liens and other imperfections of title that do not, individually or in the aggregate, materially impair the present use and operation of such property; (IV) as to any Leased Real Property, any Lien affecting solely the interest of the landlord thereunder and not the interest of the tenant thereunder that does not materially impair the use, occupancy or value of such Leased Real Property; (V) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws, social security, retirement or similar legislation, or good-faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business; (VI) Liens to the extent specifically disclosed or reflected on the consolidated balance sheet of the Company for the quarterly period ended March 31, 2024 (including any notes thereto) and/or securing Indebtedness or other obligations reflected on such balance sheet and disclosed on the Company Disclosure Schedule, (VII) Liens to be released at or prior to Closing; (VIII) Liens securing obligations under or secured pursuant to the Company Credit Agreement; and (IX) Liens relating to intercompany borrowings among a Person and its wholly owned subsidiaries.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.
“Personal Information” means any information that (i) specifically identifies, is reasonably capable of being associated with, or could reasonably be linked with a particular individual or household, or (ii) is otherwise defined as “personal information,” “personal data,” or “personally identifiable information” under any applicable privacy Laws.
“PHI” means Protected Health Information (as defined in 45 C.F.R. § 160.103).
“Privacy and Security Requirements” means, to the extent applicable to the Company and its Subsidiaries and to the extent pertaining to the privacy, data security, use, disclosure, interoperability, or processing of Personal Information or PHI, all: (a) Laws; (b) contractual obligations of the Company; and (c) public policies issued by any Governmental Authority binding on the Company.
“Rollover Stockholders” means (i) the Person(s) set forth on Section A.1(i) of the Parent Disclosure Schedule or (ii) with the prior written consent of the Company, any other Person, if and only if Parent or any of its Affiliates enters into an agreement (each, a “Rollover Agreement”) with such Person(s) on the date of this Agreement or during the period between the date of this Agreement and the Effective Time, in each case, providing for such Person(s) to contribute, transfer and assign all of his, her or its right, title and interest in the number of Shares owned by such Person(s) as specified in the applicable Rollover Agreement to Parent or certain of its Affiliates in exchange for certain equity securities in the Surviving Corporation or an Affiliate thereof; provided, that, without the Company’s prior written consent no Rollover Agreement (other than the JA Rollover Agreement entered into concurrently with this Agreement) shall be entered into, and any purported agreement shall be null and void, unless such Agreement contains (x) obligations for any Person intending to contribute, transfer and assign all of his, her or its right, title and interest in the number of Shares owned by such Person(s) to duly perform, satisfy and discharge on a timely basis, all of the respective covenants, obligations and liabilities under Section 6.1(c), 6.1(e), 6.3(c) and 8.2(d) of this Agreement applicable to a Rollover Stockholder, (y) an agreement by that such covenants and agreements shall not be amended, modified or waived without the prior written consent of the Company (which consent shall have been approved by the Special Committee) and (z) the Company is an express third party beneficiary thereunder able to enforce the applicable provisions thereunder as if the Company were a party thereto.
“Rollover Shares” shall have the meaning given to such term under that certain Rollover Agreement, as of June 21, 2024 by and among Impact Aggregator LP, Impact Upper Parent, Inc., a Delaware corporation (“Topco Inc.”) and the Person listed on the Schedule A attached thereto (the “JA Rollover Agreement”).
“Real Property Leases” means the leases, subleases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property.
“Recused Directors” means the members of the Company Board listed on Section A.2 of the Company Disclosure Schedule.
“Registered Intellectual Property” means all Owned Intellectual Property that is issued by, registered with or the subject of a pending application before any Governmental Authority or (in the case of domain name registrations) any domain name registrar.
“Solvent” means, with respect to any Person, that (a) the fair saleable value (determined on a going concern basis) of the assets of such Person is greater than the total amount of such Person’s liabilities

(including all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed); (b) such Person is able to pay its debts and obligations in the ordinary course of business as they become due; and (c) such Person has adequate capital to carry on its businesses and all businesses in which it is about to engage.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries. For the avoidance of doubt, the Sharecare Foundation is not a Subsidiary of the Company.
“Superior Proposal” means a bona fide written Acquisition Proposal (with references therein to twenty-five percent (25%) being deemed to be replaced with references to fifty percent (50%)), by a Person or Group that either the Company Board or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel and after taking into account such legal, financial, regulatory and other aspects of such proposal and the Person or Group making such proposal, as the Company Board or the Special Committee deems relevant, to be more favorable to the Company’s stockholders (in their capacity as such) than the Merger (taking into account, as the Company Board or the Special Committee deems relevant, all legal, regulatory, financial, financing and other aspects of such proposal and, if applicable, any revisions committed to in writing by Parent pursuant to Section 6.2(e)(i)).
“Tax” or “Taxes” means all federal, state, local, provincial or foreign income, windfall or other profits, franchise, gross receipts, capital, capital stock, payroll, sales, employment, social security, unemployment, use, ad valorem, property, estimated, withholding, excise, severance, stamp, customs duties, occupation, value added, inventory, license, transfer, and any other charge in the nature of tax imposed by any Governmental Authority, together with all interest, penalties and additions to tax imposed with respect to such amounts, whether disputed or not.
“Tax Return” means any returns, reports, declarations, elections, claims for refunds, estimated tax filings, information returns or similar filings filed or required to be filed with any Governmental Authority with respect to Taxes, including any attachments thereto and any amendments thereof.
“Tax Sharing Agreement” means any Tax sharing, Tax allocation or Tax indemnity agreement (other than (x) any commercial, lease, or acquisition agreement, a principal purpose of which is not related to Taxes or (y) any agreement exclusively between or among the Company and/or its Subsidiaries).
“U.S. GAAP” means United States generally accepted accounting principles.
“Willful and Material Breach” means a material breach of this Agreement that results from a willful or deliberate act or failure to act by a Party that knows, or could reasonably be expected to have known, that the taking of such act or failure could result in such a material breach.
Term	Section
Action	5.1(h)
Agreement	Preamble
Alternative Acquisition Agreement	6.2(d)(iv)
Antitrust Law	6.5(g)
Applicable Date	5.1(e)(i)
Bankruptcy and Equity Exception	5.1(c)(i)
Benefit Plans	5.1(i)(i)
Book-Entry Shares	4.1(a)
Bylaws	2.2
cash balance	6.15(d)
Certificate of Merger	1.3
Change of Recommendation	6.2(d)(iv)

Term	Section
Charter	2.1
Chosen Courts	9.5(a)
CIC Plan	4.3(a)(i)
CIC Plan Participants	4.3(a)(i)
Closing	1.2
Closing Date	1.2
Code	4.2(h)
Company	Preamble
Company Board	Recitals
Company Disclosure Schedule	5.1
Company Equity Awards	4.2(b)
Company Option	4.3(a)(i)
Company Permits	5.1(j)(ii)
Company Recommendation	5.1(c)(iii)(C)
Company Reports	5.1(e)(i)
Company RSU Award	4.3(b)(i)
Company Severance Plan	6.9(a)
Company Stockholders Meeting	6.4(a)
Company Termination Fee	8.2(b)
Confidentiality Agreement	6.6(b)
Contingent Cash Award	4.3(a)(i)
Contingent Unit Award	4.3(a)(i)
Continuing Employee	6.9(a)
Contract	5.1(d)(ii)
Credit Agreement Termination	6.14
D&O Insurance	6.11(c)
Debt Financing	6.17(a)
DGCL	Recitals
DOJ	6.5(b)
DTC	4.2(c)(i)
Effective Time	1.3
Employees	5.1(i)(i)
Equity Commitment Letter	5.2(f)(i)
Equity Investors	5.2(f)(i)
ERISA	5.1(i)(i)
Exchange Act	5.1(d)(i)
Extended Outside Date	8.1(b)
Financing	5.2(f)(i)
FTC	6.5(b)
Governmental Authority	5.1(d)(i)
Guarantee	Recitals
Guarantor	Recitals
HSR Act	5.1(d)(i)

Term	Section
Indemnified Parties	6.11(a)
Initial Outside Date	8.1(b)
Interests and Expenses	8.2(c)
Intervening Event	6.2(e)(ii)
IRS	5.1(i)(i)
Labor Agreement	5.1(p)(i)
Laws	5.1(j)(i)
Letter of Transmittal	4.2(c)(i)
Liability Limitation	8.2(d)
Material Contract	5.1(k)(i)
material weakness	5.1(e)(ii)
Measurement Time	5.1(b)(i)
Merger	Recitals
Merger Consideration	4.1(a)
Merger Sub	Preamble
Multiemployer Plan	5.1(i)(ii)
non-CIC Plan Participant	4.3(a)
Option Consideration	4.3(a)(i)
Order	5.1(h)
Other Required Company Filing	6.3(a)
Outside Date	8.1(b)
Parent	Preamble
Parent Disclosure Schedule	5.2
Parties	Preamble
Party	Preamble
Paying Agent	4.2(a)
Payment Fund	4.2(b)
Payoff Amount	6.14
Preferred Shares	4.1(a)
Proxy Statement	6.3(a)
Related Party	8.2(d)
SEC	5.1(e)(i)
Securities Act	5.1(d)(i)
Share Certificate	4.1(a)
Shares	4.1(a)
significant deficiency	5.1(e)(ii)
Special Committee	Recitals
Specified Acquisition	6.1(e)
Surviving Corporation	1.1
Tail Period	6.11(c)
Takeover Statute	5.1(m)

EXHIBIT A
FORM OF CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION

FIFTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SHARECARE, INC.
[•], 202[4]
Sharecare, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.
The name of the Corporation is “Sharecare, Inc.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 5, 2020 (the “Original Certificate”) under the name “Falcon Capital Corp I.”

2.
The First Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on June 22, 2020. The Second Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on June 23, 2020. The Third Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on September 21, 2020. The Fourth Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on July 2, 2021 (the “Fourth A&R Certificate”).

3.
This Fifth Amended and Restated Certificate of Incorporation (this “Fifth Amended and Restated Certificate”), which both restates and amends the provisions of the Fourth A&R Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

4.
This Fifth Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.

5.
The text of the Fourth A&R Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME
The name of the corporation is Sharecare, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE III
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE IV
CAPITALIZATION
Section 4.1   Authorized Capital Stock.   The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 615,000,000 shares, consisting of (a) 600,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and (b) 15,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).
Section 4.2   Preferred Stock.   The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of

Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3   Common Stock.
(a)   Voting.
(i)   Except as otherwise required by law or this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.
(ii)   Except as otherwise required by law or this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the shares of Common Stock are entitled to vote.
(iii)   Except as otherwise required by law or this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the shares of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders of the Corporation. Notwithstanding the foregoing, except as otherwise required by law or this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall not be entitled to vote on any amendment to this Fifth Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Fourth Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
(b)   Dividends.   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c)   Liquidation, Dissolution or Winding Up of the Corporation.   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
Section 4.4   Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of capital stock, a number of shares of such class or classes necessary to effect the conversion of any such rights, warrants and options created and issued by the Corporation.

ARTICLE V
BOARD OF DIRECTORS
Section 5.1   Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Fifth Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Fifth Amended and Restated Certificate, and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 5.2   Number, Election and Term.
(a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b)   Each director elected shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.
(c)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.
Section 5.3   Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4   Removal.   Subject to Section 5.5 hereof, any or all of the directors may be removed from office by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting called for that purpose or by written consent.
Section 5.5   Preferred Stock — Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Fifth Amended and Restated Certificate (including any Preferred Stock Designation).
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the total number of directors present at a regular or special meeting of the Board at which there is a quorum or by unanimous written consent. The Bylaws also may be adopted, amended, altered or repealed by the stockholders of the Corporation; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to adopt, amend, alter or repeal the Bylaws; and provided, further, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1   Special Meetings.   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called by the Chief Executive Officer of the Corporation or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.
Section 7.2   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3   Action by Written Consent.   Except as may be otherwise provided for or fixed pursuant to this Fifth Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected by either a duly called annual or special meeting of such stockholders or by written consent of the stockholders of the Corporation.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1   Limitation of Director Liability.   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from its actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2   Indemnification and Advancement of Expenses.
(a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Fifth Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Fifth Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
CORPORATE OPPORTUNITY
The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, any director of the Corporation who is not an employee or officer of the Corporation or any of its subsidiaries (a “Covered Person”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.
ARTICLE X
AMENDMENT OF FIFTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Fifth Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Fifth Amended and Restated Certificate and the DGCL; provided, however, that, notwithstanding any other provision of this Fifth Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of shares of any class or series of capital stock of the Corporation required by law or by this Fifth Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Fifth Amended and Restated Certificate of Incorporation and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Fifth Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.
ARTICLE XI
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 11.1   Forum.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Fifth Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933, as amended, as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction. Notwithstanding the foregoing, the provisions of this Section 11.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.
Section 11.2   Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 11.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 11.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
ARTICLE XII
SEVERABILITY
If any provision or provisions (or any part thereof) of this Fifth Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person, entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Fifth Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Fifth Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby, and (ii) the provisions of this Fifth Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Fifth Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.
[Signature page follows.]

IN WITNESS WHEREOF, Sharecare, Inc. has caused this Fifth Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
Sharecare, Inc.
By:
Name:	Brent Layton
Title:	Chief Executive Officer

Annex B
[LETTERHEAD OF HOULIHAN LOKEY CAPITAL, INC.]
June 21, 2024
Sharecare, Inc.
255 East Paces Ferry Road NE
Atlanta, GA 30305
Attn: Special Committee of the Board of Directors
Dear Members of the Special Committee of the Board of Directors:
We understand that Sharecare, Inc. (the “Company”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) by and among Impact Acquiror Inc. (“Parent”), Impact Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which, among other things, (i) Merger Sub will merge with and into the Company (the “Merger”), (ii) each outstanding share of common stock, par value $0.0001 per share (the “Company Common Stock”), of the Company (other than the Excluded Shares) will be converted into the right to receive $1.43 in cash (the “Merger Consideration”), and (iii) the Company will become a wholly owned subsidiary of Parent. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
The Special Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee as to whether, as of the date hereof, the Merger Consideration to be received by the holders of Company Common Stock, other than the Rollover Stockholders and holders of Excluded Shares (“Excluded Holders”), in the Merger pursuant to the Agreement is fair, from a financial point of view, to such holders (other than the Excluded Holders).
In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:
1.
reviewed a draft, dated June 19, 2024, of the Agreement;

2.
reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company, including (a) financial projections prepared by the management of the Company relating to the Company (the “Projections”) and (b) estimates prepared by the management of the Company of the Company’s net operating loss tax carryforwards (“NOLs”) and the Company’s ability to utilize those NOLs to achieve future tax savings (the “Estimated NOL Tax Savings”);

4.
spoken with certain members of the management of the Company and certain of the Company’s and the Committee’s representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the Merger and related matters;

5.
compared the financial and operating performance of the Company with that of other companies with publicly traded equity securities that we deemed to be relevant;

6.
reviewed the current and historical market prices and trading volume for certain of the Company’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that we deemed to be relevant; and

7.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Company has advised us and we have relied upon and assumed that (i) the Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company, (ii) the NOLs have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the amount of such NOLs, and (iii) the Estimated NOL Tax Savings have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the Company’s ability to utilize those NOLs to achieve future tax savings. At your direction, we have assumed that the Projections, the NOLs and the Estimated NOL Tax Savings provide a reasonable basis on which to evaluate the Company and the Merger, and we have with your consent, used the Projections, the NOLs and the Estimated NOL Tax Savings for purposes of our analyses and this Opinion. We express no view or opinion with respect to the Projections, the NOLs, the Estimated NOL Tax Savings or the respective assumptions on which they are based. In reaching our conclusions hereunder, with your consent, we did not rely upon a review of the publicly available financial terms of other transactions, because we did not identify a sufficient number of relevant transactions in which we deemed the acquired companies to be sufficiently similar to the Company. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.
We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct in all material respects, (b) each party to the Agreement and such other related documents and instruments will fully and timely perform in all material respects all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger will be satisfied without waiver thereof, and (d) the Merger will be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all material respects with all applicable foreign, federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Company or the Merger that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any material respect from the draft of the Agreement identified above.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.
This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to the price or range of prices at which shares of Company Common Stock or Series A convertible preferred stock of the Company (“Series A Preferred Stock”) may be purchased or sold, or otherwise be transferable, at any time.
This Opinion is furnished for the use of the Committee (in its capacity as such) and, at the request of the Committee, the Board (in its capacity as such) in connection with their evaluation of the Merger and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.
In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Parent or any other party that may be involved in the Merger and their respective affiliates or security holders or any currency or commodity that may be involved in the Merger.
Houlihan Lokey and certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to Altaris, LLC (“Altaris”), or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Altaris (collectively, with Altaris, the “Altaris Group”), for which Houlihan Lokey and its affiliates have received compensation, including, among other things, having acted as financial advisor to the special committee of the board of directors of Trean Insurance Group, Inc. in connection with its going private transaction with Altaris, which transaction closed in April 2023. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, members of the Altaris Group, other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Altaris, other participants in the Transaction or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with the members of the Altaris Group, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, members of the Altaris Group, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
Houlihan Lokey has also acted as financial advisor to the Company in connection with, and has participated in certain of the negotiations leading to, the Merger and will receive a fee for such services, a substantial portion of which is contingent upon the consummation of the Merger. In addition, we will receive a fee for rendering this Opinion, no portion of which is contingent upon the successful completion of the Merger. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.
We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, the Company, its security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the Merger Consideration to the extent expressly specified herein), including, without limitation, the treatment of the Series A Preferred Stock in the Merger, (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents),

(vi) whether or not the Company, Parent, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of the Company, Parent or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Merger Consideration or otherwise. We are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Committee, on the assessments by the Committee, the Board, the Company, Parent and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Company, the Merger or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.
Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Company Common Stock, other than the Excluded Holders, in the Merger pursuant to the Agreement is fair, from a financial point of view, to such holders (other than the Excluded Holders).
Very truly yours,
/s/ Houlihan Lokey Capital, Inc.
HOULIHAN LOKEY CAPITAL, INC.

Annex C
CONFIDENTIAL
June 21, 2024
The Special Committee of the Board of Directors
Sharecare, Inc.
255 East Paces Ferry Road, Suite 700
Atlanta, Georgia 30305
Members of the Special Committee of the Board of Directors:
We understand that Sharecare, Inc., a Delaware corporation (the “Company”), proposes to enter into an Agreement and Plan of Merger, to be dated on or about June 21, 2024 (the “Merger Agreement”), by and among Impact Acquiror Inc., a Delaware corporation (“Parent”), Impact Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company, pursuant to which Merger Sub shall be merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). We further understand that the Merger Agreement provides that, at the Effective Time, each share of common stock, $0.0001 par value per share, of the Company (the “Company Common Stock”) outstanding immediately prior to the Effective Time (other than Excluded Shares, including the Rollover Shares) will be converted into the right to receive $1.43 per share in cash (the “Merger Consideration”). We further understand that the Merger Agreement provides that certain holders of shares of Company Common Stock shall agree with Parent or affiliates thereof to contribute, transfer and assign all of his, her or its right, title and interest in shares of Company Common Stock of such holder (each, a “Rollover Stockholder”) to Parent or certain of its affiliates in exchange for certain equity securities in the Surviving Corporation or an affiliate thereof (such shares of Company Common Stock of the Rollover Stockholders, the “Rollover Shares”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.
You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to the holders of shares of the Company Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including Rollover Shares) of the Merger Consideration to be received by such holders pursuant to the Merger.
In the course of performing our review and analyses for rendering the opinion set forth below, we have:
(i)
reviewed the financial terms of a draft copy of the Merger Agreement dated as of June 20, 2024, which was the most recent draft available to us (the “Draft Merger Agreement”);

(ii)
reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

(iii)
reviewed certain internal financial analyses and forecasts relating to the Company’s business prepared by and provided to us by the management of the Company (the “Company Projections”);

(iv)
conducted discussions with members of senior management and representatives of the Company concerning the matters described in clauses (ii)-(iii) above and any other matters we deemed relevant;

(v)
reviewed and analyzed the reported current and historical prices and trading history of shares of the Company Common Stock;

(vi)
reviewed and analyzed, based on the Company Projections, the cash flows to be generated by the Company to determine the present value of the Company’s discounted cash flows;

(vii)
reviewed and analyzed certain publicly available financial and other information of certain publicly-traded companies that we deemed relevant in evaluating the Company;

(viii)
reviewed and analyzed the proposed financial terms of the Merger as compared to the financial terms of certain selected business combinations that we deemed relevant in evaluating the Company and the consideration paid in such transactions; and

(ix)
performed such other financial studies, analyses and investigations and considered such other information as we deemed appropriate for the purposes of the opinion set forth below.

In arriving at the opinion set forth below, we have assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by us and upon the assurances of the management of the Company that they are not aware of any material relevant developments or matters related to the Company or Parent or that may affect the Merger that has been omitted or that remains undisclosed to us. The opinion set forth below does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from other advisors, and we have relied with your consent on any assessments made by such other advisors to the Company with respect to such matters. Without limiting the foregoing, we have not considered any tax effects of the Merger or the form or transaction structure of the Merger on any person or entity. We have not conducted any independent verification of the Company Projections, and we express no view as to the Company Projections or the assumptions on which they are based. Without limiting the generality of the foregoing, with respect to the Company Projections, we have assumed, with your consent and based upon discussions with the Company’s management, that they have been reasonably prepared in good faith and that the Company Projections reflect the best currently available estimates and judgments of the management of the Company of the future results of operations and financial performance of the Company.
In arriving at the opinion set forth below, we have made no analysis of, and express no opinion as to, the adequacy of the reserves of the Company and have relied upon information supplied to us by the Company as to such adequacy. In addition, we have not made any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of the Company or any of its subsidiaries, and we have not been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of the Company, Parent or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters. We have not performed a valuation of, or taken into account for purposes of the opinion set forth below, the Rollover Shares. The analyses performed by us in connection with the opinion set forth below were going concern analyses. We express no opinion regarding the liquidation value of the Company or any other entity. We have assumed that there has been no material change in the assets, financial condition, business or prospects of the Company or any of its subsidiaries since the date of the most recent relevant financial statements or financial information made available to us. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which the Company, Parent or any of their respective affiliates is a party or may be subject, and, at the direction of the Company and with your consent, the opinion set forth below makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that neither the Company nor Parent, nor any of their respective subsidiaries, is party to any material pending transaction that has not been disclosed to us, including any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Merger. We have not conducted, nor have we assumed any obligation to conduct, any physical inspection of the properties or facilities of the Company or any of its subsidiaries. We also have not considered any potential legislative or regulatory changes currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.

We have assumed that the representations and warranties of each party contained in each of the Merger Agreement and in all other related documents and instruments that are referred to therein are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under the Merger Agreement and any other agreement contemplated thereby, that all conditions to the consummation of the Merger will be satisfied without waiver thereof and that the Merger will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any term, condition or agreement thereof, including that Parent will obtain financing in accordance with the Merger, including pursuant to the terms set forth in the Equity Commitment Letter. We were not involved in assisting Parent in obtaining any financing of the Merger. We have assumed that the final form of the Merger Agreement will be in all respects relevant to our analysis identical to the Draft Merger Agreement. We have also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with the Merger will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on the Company, Parent or the benefits contemplated to be realized as a result of the Merger.
The opinion set forth below is necessarily based on economic, market, financial and other conditions as they exist, and on the information made available to us, as of the date of this letter. It should be understood that, although subsequent developments may affect the conclusion reached in such opinion, we do not have any obligation to update, revise or reaffirm the opinion set forth below.
The opinion set forth below addresses solely the fairness, from a financial point of view, to the holders of shares of the Company Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including Rollover Shares) of the Merger Consideration to be received by such holders pursuant to the Merger and does not address any other terms in any of the Merger Agreement or any other agreement relating to the Merger or any other aspect or implication of the Merger, including any financing arrangements to be entered into in connection with the Merger. The opinion set forth below does not address the Company’s underlying business decision to proceed with the Merger or the relative merits of the Merger compared to other alternatives available to the Company. We express no opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of the Company Common Stock, will trade at any time, including following the announcement or consummation of the Merger. For purposes of the opinion set forth below, we have not considered any impact of any additional rights or obligations of any holder of shares of Company Common Stock pursuant to any other agreement entered into, or that may be entered into, by any holder of shares of Company Common Stock in connection with the Merger. We have not been requested to opine as to, and the opinion set forth below does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Merger, or any class of such persons, relative to the consideration to be received by the stockholders of the Company in connection with the Merger or with respect to the fairness of any such compensation. As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of the Company or any alternative transaction.
It is understood that this letter and the opinion set forth below are provided to the Special Committee of the Board of Directors of the Company for its information, benefit and use in connection with its consideration of the Merger and may not be used for any other purpose or disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever without our prior written consent, except that the Board of Directors of the Company may be provided with a copy of this letter in its entirety and may rely on the opinion set forth below and a copy of this letter may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Merger if such inclusion is required by applicable law. The opinion set forth below does not constitute a recommendation to the Special Committee of the Board of Directors of the Company, the Board of Directors of the Company or any other committee thereof or any stockholder of the Company as to how to vote or take any other action in connection with the Merger.
As part of our investment banking services, we are regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and for other purposes. We have acted as the Company’s financial advisor in connection with the Merger and will receive a fee for our services. We will receive a fee for rendering the opinion set forth below, which is not contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. We may also seek to provide investment banking and/or financial advisory services to the Company, Parent or their respective affiliates in the future and would expect to receive fees for the rendering of any such services.
The opinion set forth below was reviewed and approved by a fairness committee of MTS Securities, LLC.
Based upon and subject to the foregoing, it is our opinion as of the date hereof that the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than Parent or any of its affiliates or any other holders of Excluded Shares, including Rollover Shares) pursuant to the Merger is fair, from a financial point of view, to such holders.
Very truly yours,
MTS SECURITIES, LLC

Annex D
ROLLOVER AGREEMENT
This Rollover Agreement (this “Agreement”) is entered into as of June 21, 2024 by and among Impact Aggregator LP, a Delaware limited partnership (“Topco LP”), Impact Upper Parent Inc., a Delaware corporation (“Topco Inc.”), and the Person listed on the Schedule A attached hereto (the “Rollover Stockholder”). Any capitalized term used herein without definition shall have the meaning ascribed to it in the Merger Agreement (as defined below).
WHEREAS, the Rollover Stockholder holds shares of common stock (the “Company Common Stock”) in Sharecare, Inc., a Delaware corporation (the “Company”);
WHEREAS, prior to or concurrently with the execution of this Agreement, the Company, Impact Acquiror Inc., a Delaware corporation (“Parent”), and Impact Merger Sub Inc., a Delaware corporation (“Merger Sub”), shall enter into that certain Agreement and Plan of Merger (as amended, amended and restated or otherwise modified from time to time, the “Merger Agreement”), dated as of June 21, 2024;
WHEREAS, subject to the terms of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into the Company, with the Company surviving (the “Merger”), and the Company will thereupon be a direct subsidiary of Parent and an indirect subsidiary of Topco LP and Topco Inc.;
WHEREAS, in connection with the Merger, subject to the exceptions for certain shares of Company Common Stock (including the Rollover Shares (as defined below)) set forth in the Merger Agreement, each share of Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive the consideration payable with respect to shares of Company Common Stock pursuant to Article IV of the Merger Agreement;
WHEREAS, immediately prior to the Effective Time (but subject to the consummation and the closing of the Merger (the “Closing”)), (i) the Rollover Stockholder desires to contribute a number of shares of Company Common Stock (the “Rollover Shares”) having an aggregate value equal to the dollar amount set forth on Annex A (such amount, the “Rollover Value”), to Topco Inc. in exchange for a number of shares of common stock of Topco Inc. having an aggregate value equal to such Rollover Value (the “Topco Stock”) and (ii) Topco Inc. desires to accept the Rollover Shares from the Rollover Stockholder and issue the Topco Stock to the Rollover Stockholder (collectively, the “Topco Inc. Contribution”);
WHEREAS, immediately following the Topco Inc. Contribution, (i) the Rollover Stockholder desires to contribute the Topco Stock received in the Topco Inc. Contribution to Topco LP in exchange for a number of Class A Units of Topco LP having an aggregate value equal to such Rollover Stockholder’s Rollover Value (the “New Topco Units”) and (ii) Topco LP desires to accept the shares of Topco Stock from the Rollover Stockholder and issue the New Topco Units to the Rollover Stockholder (collectively, the “Topco LP Contribution”);
WHEREAS, immediately following the Topco Inc. Contribution, Topco Inc. will contribute the Rollover Shares received in the Topco Inc. Contribution to Parent (the “Parent Contribution”); and
WHEREAS, at the Closing, Topco LP, the Rollover Stockholder and certain other Persons shall enter into an amended and restated agreement of limited partnership of Topco LP.
NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.   Transactions.
(a)   Topco Inc. Contribution.   Immediately prior to the Effective Time (but subject to the consummation of the Closing), the Rollover Stockholder shall contribute, transfer, and assign to Topco Inc. all of its right, title, and interest in and to the Rollover Shares, free and clear of all Liens of any nature whatsoever (other than restrictions under applicable federal and state securities Laws) in exchange for duly authorized and validly issued, and fully paid Topco Stock issuable to the Rollover Stockholder (the “Rollover Stock”). The Rollover Stock will be fully vested and not subject to forfeiture.
(b)   Topco LP Contribution.   Immediately following the Topco Inc. Contribution and immediately prior to the Effective Time (but subject to the consummation of the Closing), the Rollover Stockholder shall contribute, transfer, and assign to Topco LP all of its right, title, and interest in and to the Topco Stock, free and clear of all Liens of any nature whatsoever (other than restrictions under applicable federal and state securities Laws) in exchange for a number of duly authorized and validly issued, and fully paid New Topco Units having a value equal to the Rollover Value. The closing (the “Contribution Closing”) of the Topco Inc. Contribution and the Topco LP Contribution shall take place on the Closing Date immediately prior to the Closing at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, or such other place mutually agreed in writing by the parties hereto.
(c)   Topco LP Agreement.   Prior to the Contribution Closing, Topco LP and the Rollover Stockholder shall negotiate in good faith and enter into the amended and restated agreement of limited partnership of Topco LP in form and substance reasonably acceptable to Topco LP and the Rollover Stockholder, which agreement shall reflect the terms as set forth on Annex B hereto (the “Topco LP Agreement”).
2.    Representations and Warranties of Topco LP. Topco LP hereby represents and warrants to the Rollover Stockholder as follows:
(a)   Topco LP is a limited partnership duly organized, existing and in good standing, under the Laws of the State of Delaware.
(b)   Topco LP has full limited partnership power and authority to enter into and perform this Agreement. The execution, delivery and performance of this Agreement by Topco LP has been duly and validly approved by Topco LP. This Agreement has been duly executed and delivered by Topco LP and constitutes a legal, valid and binding agreement of Topco LP, enforceable against Topco LP in accordance with its terms (subject to the Bankruptcy and Equity Exception).
(c)   When issued and delivered in accordance with the terms of this Agreement, the New Topco Units will be duly authorized, validly issued and fully paid and will be free of all preemptive rights and any other Liens other than restrictions under the Topco LP Agreement and applicable federal and state securities Laws.
(d)   At the Contribution Closing, Topco LP will have an adequate amount of authorized equity interests to effect the issuance of the New Topco Units in accordance with the terms of this Agreement. At the Contribution Closing, all outstanding units of Topco LP, including the New Topco Units, will be duly authorized, validly issued and fully paid, will be issued in compliance with applicable securities Laws or exemptions therefrom and will not be subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right or any similar right under any provision of the Revised Uniform Limited Partnership Act of the State of Delaware, the certificate of limited partnership of Topco LP or any contract to which Topco LP is otherwise bound.
(e)   Topco LP and each of its direct or indirect Subsidiaries (i) were formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, (ii) have no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to the transactions contemplated by the Merger Agreement and this Agreement and (iii) prior to the Effective Time, will not have engaged in any business activities other than those relating to the transactions contemplated by the foregoing agreements
(f)   Annex A sets forth the Rollover Shares and Catch-up Profits Interests that will be issued to the Rollover Stockholder as of the Closing pursuant to this Agreement. The Rollover Shares shall not be subject to vesting conditions and the Catch-up Profits Interests shall be subject to no less favorable vesting terms and conditions than were in effect for the Unvested Awards, except that any performance conditions will be eliminated. Neither the Rollover Shares nor the Catch-up Profits Interests shall be forfeited, modified, amended or terminated as a result of the Closing.

3.   Representations and Warranties of Topco Inc.   Topco Inc. hereby represents and warrants to the Rollover Stockholder as follows:
(a)   Topco Inc. is a corporation duly organized, existing and in good standing, under the Laws of the State of Delaware.
(b)   Topco Inc. has full corporate power and authority to enter into and perform this Agreement. The execution, delivery and performance of this Agreement by Topco Inc. has been duly and validly approved by Topco Inc. This Agreement has been duly executed and delivered by Topco Inc. and constitutes a legal, valid and binding agreement of Topco Inc., enforceable against Topco Inc. in accordance with its terms (subject to the Bankruptcy and Equity Exception).
(c)   When issued and delivered in accordance with the terms of this Agreement, the Topco Stock will be duly authorized, validly issued and fully paid and will be free of all preemptive rights and any other Liens other than restrictions under applicable federal and state securities Laws.
(d)   At the Contribution Closing, Topco Inc. will have an adequate amount of authorized equity interests to effect the issuance of the Topco Stock in accordance with the terms of this Agreement. At the Contribution Closing, all outstanding shares of Topco Inc., including the Topco Stock, will be duly authorized, validly issued and fully paid, will be issued in compliance with applicable securities Laws or exemptions therefrom and will not be subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right or any similar right under any provision of the General Corporation Law of the State of Delaware, the certificate of incorporation of Topco Inc. or any contract to which Topco Inc. is otherwise bound.
(e)   Topco Inc. and each of its direct or indirect Subsidiaries (i) were formed solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, (ii) have no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to the transactions contemplated by the Merger Agreement and this Agreement and (iii) prior to the Effective Time, will not have engaged in any business activities other than those relating to the transactions contemplated by the foregoing agreements.
4.   Representations and Warranties of the Rollover Stockholder.   The Rollover Stockholder hereby represents and warrants to Topco LP and Topco Inc. as follows:
(a)   The Rollover Stockholder (i) has all requisite power and authority to enter into and perform this Agreement, and (ii) the execution, delivery and performance of this Agreement by the Rollover Stockholder has been duly and validly approved. This Agreement has been duly executed and delivered by the Rollover Stockholder and constitutes a legal, valid and binding agreement of the Rollover Stockholder, enforceable against the Rollover Stockholder in accordance with its terms (subject to the Bankruptcy and Equity Exception).
(b)   At the Contribution Closing, the Rollover Stockholder will be the record and beneficial owner of such Rollover Shares, free and clear of any and all Liens other than restrictions under applicable federal and state securities Laws. Upon the closing of the Topco Inc. Contribution as contemplated hereunder, Topco LP will acquire good title to such Rollover Shares, free and clear of all Liens other than restrictions under applicable federal and state securities law.
(c)   The Rollover Stockholder represents that the Rollover Stockholder is an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act.
(d) The Rollover Stockholder has had an opportunity to fully evaluate an investment in the New Topco Units, is in a financial position to hold the New Topco Units for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Rollover Stockholder’s investment in the New Topco Units.
(e)   The New Topco Units to be received by the Rollover Stockholder at the Contribution Closing pursuant to the terms of this Agreement will be acquired by it for investment only for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable U.S. federal or state or foreign securities Laws. The Rollover Stockholder has no current intention of selling, granting participation in or otherwise distributing the New Topco Units in violation of applicable U.S. federal or state or foreign securities Laws.
(f)   The Rollover Stockholder understands that the offer and sale of the New Topco Units and the Topco Stock, as applicable, have not been registered under the Securities Act or any applicable U.S. state or foreign securities Laws, and that the New Topco Units and the Topco Stock, as applicable, are being issued in reliance on an exemption from registration, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Rollover Stockholder’s representations as expressed herein.
(g)   The Rollover Stockholder understands that there will be substantial restrictions on the transferability of the New Topco Units and that on the date of the Closing and for an indefinite period thereafter there will be no public market for the New Topco Units and, accordingly, the Rollover Stockholder will not be able to transfer the New Topco Units in case of emergency, if at all (except as permitted by the Topco LP Agreement). In addition, the Rollover Stockholder understands that the Topco LP Agreement will contain restrictions on the transferability of the New Topco Units and will provide that, in the event that the conditions relating to the transfer of any New Topco Units in such document have not been satisfied, the Rollover Stockholder will not be able to transfer any such New Topco Units, and unless otherwise specified, Topco LP will not recognize the transfer of any such New Topco Units on its books and records or issue any certificates representing any such New Topco Units, and any purported transfer not in accordance with the terms of the Topco LP Agreement shall be void. As such, the Rollover Stockholder understands that: (A) if the New Topco Units are certificated, a restrictive legend or legends will be placed on the certificates representing the New Topco Units; (B) a notation will be made in the appropriate records of Topco LP indicating that the New Topco Units are subject to restrictions on transfer and, if Topco LP should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the New Topco Units; and (C) the Rollover Stockholder will sell, transfer or otherwise dispose of the New Topco Units only in a manner consistent with its representations and warranties set forth herein and then only in accordance with the Topco LP Agreement and applicable Laws.
5.   Conditions to Obligations of Topco LP, Topco, Inc. and the Rollover Stockholder.
(a)   The obligations of Topco Inc. to issue the Topco Stock to the Rollover Stockholder are subject to the satisfaction or waiver by Topco Inc. of the following conditions: (i) the representations and warranties of the Rollover Stockholder contained in Section 4 of this Agreement shall be true and correct on and as of the date hereof and the Effective Time in all respects, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the Rollover Stockholder to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, and (ii) the Rollover Stockholder shall have performed all of the agreements and covenants contained in or contemplated by this Agreement that are required to be performed by the Rollover Stockholder under this Agreement at or prior to the Contribution Closing.
(b)   The obligations of Topco LP to issue the New Topco Units to the Rollover Stockholder are subject to the satisfaction or waiver by Topco LP of the following conditions: (i) the representations and warranties of the Rollover Stockholder contained in Section 4 of this Agreement shall be true and correct on and as of the date hereof and the Effective Time in all respects, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the Rollover Stockholder to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, and (ii) the Rollover Stockholder shall have performed all of the agreements and covenants contained in or contemplated by this Agreement that are required to be performed by the Rollover Stockholder under this Agreement at or prior to the Contribution Closing.
(c)   The obligations of the Rollover Stockholder to contribute its Rollover Shares are subject to the satisfaction or waiver by the Rollover Stockholder of the following conditions: (i) the representations and warranties of Topco LP and Topco Inc. contained in Section 2 and Section 3 of this Agreement, as applicable, shall be true and correct on and as of the date hereof and the Effective Time in all material respects, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Topco LP and Topco Inc. to perform its obligations under this Agreement or to consummate the transactions contemplated hereby, and (ii) Topco LP and Topco Inc. shall have performed in all respects all of the agreements and covenants contained in or contemplated by this Agreement that are required to be performed by Topco LP and Topco Inc. under this Agreement at or prior to the Contribution Closing.
(d)   The obligations of the Rollover Stockholder, Topco LP and Topco Inc. pursuant to this Agreement are subject in all respects to, and are expressly contingent upon, the receipt of (i) the Company Stockholder Approval pursuant to the terms of the Merger Agreement and (ii) the approval of the Company Board, acting upon the recommendation of the Special Committee, with respect to the Merger Agreement, the Merger and the transactions contemplated herein and therein. In the event such approvals are not obtained for any reason, this Agreement shall be of no force and effect and shall terminate as set forth in Section 10 hereto.
(e)   The obligations of the Rollover Stockholders under this Agreement shall be subject to the New Topco Units being the same class of units and at the same price per unit as the equity investments made by the other parties to the Topco LP Agreement at Closing to finance the transactions contemplated by the Merger Agreement.
(f)   No later than one (1) Business Day prior to the Contribution Closing, the Rollover Stockholder shall deliver to Topco Inc. any Share Certificates representing the Rollover Shares for disposition in accordance with the terms of this Agreement. Such Share Certificates shall be held by Topco Inc. or any agent authorized by Topco Inc. until the Contribution Closing. To the extent that any Rollover Shares of a Rollover Stockholder are held in street name, book entry or otherwise, such Rollover Stockholder shall execute such instruments and take such other actions, in each case, as are reasonably requested by Topco Inc. to reflect or give effect to the contribution of such Rollover Shares in accordance with this Agreement.
(g)   Rollover Stockholder agrees and covenants that it shall promptly notify the other parties hereto of any new equity securities of the Company with respect to which beneficial ownership is acquired by it (to the extent permitted under the Merger Agreement or any other contract or agreement with respect to the Merger), including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities of the Company after the date hereof.
6.   Covenants.
(a)   After the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII of the Merger Agreement and the Effective Time, Rollover Stockholder shall not enter into any agreement that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Merger or the satisfaction of any of the closing conditions set forth in Article VII of the Merger Agreement.
(b)   After the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII of the Merger Agreement and the Effective Time, Rollover Stockholder shall not, directly or indirectly (i) enter into any contract with respect to a Specified Acquisition if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition would reasonably be expected to (A) prevent, materially delay or materially impede the obtaining of, or adversely affect in any material respect the ability of Parent or Merger Sub to procure, any authorizations, consents, Orders, declarations or approvals of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by the Merger Agreement, including the Merger, or (B) materially increase the risk of any Governmental Authority entering an Order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement, including the Merger; or (ii) take any action that is intended to or would reasonably be expected to adversely affect or delay the ability of Parent or Merger Sub to otherwise perform their respective covenants and agreements under the Merger Agreement or to consummate the transactions contemplated by the Merger Agreement.

(c)   After the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII of the Merger Agreement and the Effective Time, the Rollover Stockholder shall not, directly or indirectly, take, or cause or instruct any other Person to take, any action or enter into any agreement that would result in a breach of Section 6.2 of the Merger Agreement.
(d)   The Rollover Stockholder hereby authorizes the Company and Parent to publish and disclose in any public announcement or document any information regarding the Rollover Stockholder’s identity, ownership of the Rollover Shares, the terms of the transactions contemplated by this Agreement and/or any post-Closing arrangements that the Company or Parent reasonably determines is required to be disclosed under the Exchange Act or other applicable Law in connection with the Merger and the other transactions contemplated by the Merger Agreement and agrees to promptly (i) give to the Company and Parent any information that (A) the Company or Parent may reasonably require for the preparation of any such announcement or document, which information shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading, or (B) is required to make required filings under Section 6.6(a) or 6.5(a) of the Merger Agreement and (ii) notify the Company and Parent of any required corrections with respect to any such information.
(e)   The Rollover Stockholder shall vote or cause to be voted any Shares beneficially owned by the Rollover Stockholder or with respect to which the Rollover Stockholder has the power to cause to be voted, in accordance with the Special Committee’s recommendation, from time to time, with respect to all matters related to the Merger Agreement, including the Merger and any other transactions contemplated hereby, at the Company Stockholders Meeting or any other meeting of stockholders of the Company, at which such matters shall be submitted for consideration and at all adjournments, recesses or postponements thereof.
(f)   After the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Section 10 and the Effective Time, the Rollover Stockholder will not (i) pledge or encumber the Rollover Shares, or otherwise subject such Rollover Shares to any Liens (other than transfer restrictions imposed by federal and state securities Laws and in the organizational documents of the Company), (ii) directly or indirectly sell, assign, hypothecate or otherwise transfer (by operation of law or otherwise, including by way of any derivative transaction) any Rollover Shares or (iii) enter into any a voting agreement or arrangement (other than this Agreement) with respect to such Rollover Shares or grant any proxy or power of attorney with respect to such Rollover Shares.
7.   CiC Plan Waiver, Catch-up Profits Interests, Miscellaneous.
(a)   This Agreement shall be subject to the provisions set forth, mutatis mutandis, in Sections 9.2 (Modification or Amendment), 9.3 (Waiver), 9.4 (Counterparts), 9.5 (Governing Law and Venue; Waiver of Jury Trial; Specific Performance), 9.7 (Entire Agreement), 9.11 (Severability) and 9.12 (Interpretation; Construction) of the Merger Agreement. Section 8.2(d) of the Merger Agreement shall be incorporated herein by reference, mutatis mutandis; provided, however, that (i) Section 8.2(d) of the Merger Agreement shall not be amended, modified or waived without the prior written consent of the Rollover Stockholder and (ii) solely for purposes thereof, the Rollover Stockholder shall be deemed to be a Related Party of Parent for purposes of Section 8.2(d) of the Merger Agreement. Notwithstanding anything to the contrary herein, the parties hereto expressly agree that the Company shall be, and is intended to be, a third party beneficiary of the covenants and agreements of the parties set forth in Section 6 of this Agreement, which covenants and agreements shall not be amended, modified or waived without the prior written consent of the Company (which consent shall have been approved by the Special Committee).
(b)   In connection with entering this Agreement, Rollover Stockholder expressly and irrevocably waives and releases any and all claims Rollover Stockholder may have to terminate Rollover Stockholder’s employment for “Good Reason” under prong (a) of the definition of Good Reason in the Company’s Change in Control Plan, effective January 25, 2023 (the “CiC Plan”), or under similar or related definitions of “good reason,” “constructive dismissal” or the like in any plan, agreement or other arrangement between Rollover Stockholder and the Company or any of its Affiliates providing for similar rights as provided in prong (a) of the definition of Good Reason in the CiC Plan, solely as the result of the Company ceasing to be publicly-traded or as a result of the Company becoming a privately held company following the Merger. For the avoidance of doubt, Rollover Stockholder’s Employment Agreement, dated August 13, 2021 and the CiC Plan otherwise remain in full force and effect. The parties further agree that the Class B-1 Units granted to Rollover Stockholder constitute a Replacement Award under the terms of the CiC Plan and that all Class B-1 Units shall fully vest for the total number of Class B-1 Units issued to the Rollover Stockholder on Closing, following Rollover Stockholder’s termination without Cause or a termination for Good Reason, as such terms are defined under the terms of the CiC Plan. The parties further agree that Rollover Stockholder will serve as Executive Chairman following Closing, which the parties acknowledge and agree will be considered to be his position, role, duties and responsibilities for purposes of his Employment Agreement and the CiC Plan; provided, that the cessation of the Rollover Stockholder’s service as Executive Chairman shall not constitute a breach of this Agreement.
(c)   In connection with entering this Agreement, Rollover Stockholder and Topco LP agree that, prior to the Closing, Topco LP and Rollover Stockholder will enter into an agreement (“Class B-1 Unit Agreement”) providing that, among other things, (i) Rollover Stockholder’s unvested equity awards of the Company (“Unvested Awards”) as of immediately prior to the Closing will be irrevocably cancelled; (ii) the aggregate value (the “Intrinsic Value”) of the Unvested Awards (determined as though such Unvested Awards were converted in their entirety to a Contingent Cash Award pursuant to the terms of the Merger Agreement, with performance, as applicable, for the 2023 measurement period being 125.3% of target performance and performance for any remaining measurement periods being deemed achieved at target performance) will be provided to Rollover Stockholder in the form of interests in Topco LP intended to be treated as “profits interest” under Revenue Procedures 93-27 and 2001-43 (“Catch-up Profits Interests”); and (iii) the Catch-up Profits Interests (together with any other similar interests provided to Company employees in respect of cancellation of unvested equity awards of the Company (the “Similar Awards”)) will (A) receive 100% of any distributions from Topco LP after return of capital to investors of Topco LP until the Intrinsic Value of the Unvested Awards (and similar value of Similar Awards) is received in respect of the Catch-up Profits Interests and Similar Awards and (B) thereafter participate in any distributions from Topco LP with the Class A Units of Topco LP on a pari passu basis. The full terms and conditions of the Catch-up Profits Interests will be provided in the Class B-1 Unit Agreement and the Topco LP Agreement, which will be consistent in all material respects with the terms of this Rollover Agreement and shall not adversely impact the Rollover Stockholder’s rights under the CiC Plan. In addition, the Rollover Stockholder may elect to rollover all or any portion of the Option Consideration that Rollover Stockholder would receive under the Merger Agreement with respect to vested Options (the “Vested Rollover Options”) into Class A Units or Class B-1 Units of Topco LP on the same basis as the Rollover Stockholder is rolling over the Rollover Shares pursuant to Section 1 or this Section 7(c).
8.   Tax Treatment.   The parties to this Agreement intend that for U.S. federal and applicable state and local income tax purposes, (i) the Topco Inc. Contribution, together with certain cash contributions made by Topco LP to Topco Inc. in connection with the transactions contemplated by this Agreement and the Merger Agreement, shall constitute a single integrated transaction that qualifies under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) the Topco LP Contribution shall be treated as a transaction described under Section 721(a) of the Code. The parties to this Agreement agree to report such transactions for U.S. federal and applicable state and local income tax purposes in accordance with, and will not take any position for tax purposes inconsistent with, such intended tax treatment, unless required by applicable Law.
9.   Indemnification.   Nothing in this Agreement shall limit the Rollover Stockholder’s entitlement to indemnification pursuant to the governing documents of the Company or that certain Indemnification Agreement, dated July 1, 2021, by and between the Company and the Rollover Stockholder. In addition, Topco LP and Topco Inc. acknowledge and agree that Rollover Stockholder constitutes an Indemnified Party pursuant to Section 6.11 of the Merger Agreement, and nothing in this Agreement shall limit the Rollover Stockholder’s ability to enforce the Rollover Stockholder’s third-party beneficiary rights thereunder (subject to the terms and conditions set forth in the Merger Agreement).

10.   Irrevocability; Termination.   Each party hereto acknowledges and agrees that it shall not be permitted to terminate or rescind this Agreement; provided, however, that this Agreement shall automatically terminate if, at any time prior to the Contribution Closing, the Merger Agreement shall have been terminated for any reason by any of the parties thereto in accordance with its terms and conditions. In the event of any termination of this Agreement as provided in this Section 10, this Agreement shall forthwith become wholly void ab initio and of no further force or effect and there shall be no liability on the part of any parties hereto or their respective officers or directors. In the event the Closing does not occur immediately following the Topco Inc. Contribution, Topco LP Contribution or Parent Contribution in accordance with the terms of this Agreement, the Topco Inc. Contribution, Topco LP Contribution or Parent Contribution shall be null and void and the parties shall cooperate and take all such actions as are necessary to unwind the transactions that were consummated in connection with the Topco Inc. Contribution, Topco LP Contribution or Parent Contribution.
11.   Incorporation of Recitals.   The Recitals set forth above are hereby incorporated into this Agreement and shall be deemed binding provisions hereof.
* * * * *
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
TOPCO LP:
IMPACT AGGREGATOR LP
/s/ George E. Aitken-Davies

Name:
George E. Aitken-Davies

Title:
Manager

TOPCO INC:
IMPACT UPPER PARENT INC.
/s/ Nicholas Fulco

Name:
Nicholas Fulco

Title:
President

Address:
c/o Altaris Capital Partners
10 East 53rd Street, 31st Floor
New York, NY 10022
Attention: Nicholas Fulco
Email: Nicholas.fulco@altariscap.com
with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:
David Feirstein, P.C.
William Lay

Email:
david.feirstein@kirkland.com;
william.lay@kirkland.com

[Signature Page to Rollover Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
/s/ Jeff Arnold

Jeff Arnold
Address:
At the address or email shown on the records of the Company.
with a copy (which shall not constitute notice) to:
King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
Attn: Rahul Patel
rpatel@kslaw.com
[Signature Page to Rollover Agreement]

Annex E
ROLLOVER AGREEMENT
This Rollover Agreement (this “Agreement”) is entered into as of June 25, 2024 by and among Impact Aggregator LP, a Delaware limited partnership (“Topco LP”), Impact Upper Parent Inc., a Delaware corporation (“Topco Inc.”), and each of the Persons listed on the Schedule A attached hereto (each a “Rollover Stockholder” and collectively the “Rollover Stockholders”). Any capitalized term used herein without definition shall have the meaning ascribed to it in the Merger Agreement (as defined below).
WHEREAS, the Rollover Stockholders hold shares of common stock (the “Company Common Stock”) in Sharecare, Inc., a Delaware corporation (the “Company”);
WHEREAS, prior to the execution of this Agreement, the Company, Impact Acquiror Inc., a Delaware corporation (“Parent”), and Impact Merger Sub Inc., a Delaware corporation (“Merger Sub”), entered into that certain Agreement and Plan of Merger (as amended, amended and restated or otherwise modified from time to time, the “Merger Agreement”), dated as of June 21, 2024;
WHEREAS, subject to the terms of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into the Company, with the Company surviving (the “Merger”), and the Company will thereupon be a direct subsidiary of Parent and an indirect subsidiary of Topco LP and Topco Inc.;
WHEREAS, in connection with the Merger, subject to the exceptions for certain shares of Company Common Stock (including the Rollover Shares (as defined below)) set forth in the Merger Agreement, each share of Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive the consideration payable with respect to shares of Company Common Stock pursuant to Article IV of the Merger Agreement;
WHEREAS, immediately prior to the Effective Time (but subject to the consummation and the closing of the Merger (the “Closing”)), (i) each Rollover Stockholder desires to contribute a number of shares of Company Common Stock set forth opposite such Rollover Stockholder’s name on Annex A (the “Rollover Shares”) having a per share value equal to $1.43 (the “Per Share Merger Consideration”) and an aggregate value equal to the dollar amount set forth opposite such Rollover Stockholder’s name on Annex A (such amount, the “Rollover Value”), to Topco Inc. in exchange for a number of shares of common stock of Topco Inc. having a per share value equal to Per Share Merger Consideration and an aggregate value equal to such Rollover Value (the “Topco Stock”) and (ii) Topco Inc. desires to accept the Rollover Shares from each Rollover Stockholder and issue the Topco Stock to each Rollover Stockholder (collectively, the “Topco Inc. Contribution”);
WHEREAS, immediately following the Topco Inc. Contribution, (i) each Rollover Stockholder desires to contribute the Topco Stock received in the Topco Inc. Contribution to Topco LP in exchange for a number of Class A Units of Topco LP having a per unit value equal to the Per Share Merger Consideration and an aggregate value equal to such Rollover Stockholder’s Rollover Value (the “New Topco Units”) and (ii) Topco LP desires to accept the shares of Topco Stock from each Rollover Stockholder and issue the New Topco Units to each Rollover Stockholder (collectively, the “Topco LP Contribution”);
WHEREAS, immediately following the Topco Inc. Contribution, Topco Inc. will contribute the Rollover Shares received in the Topco Inc. Contribution to Parent (the “Parent Contribution”); and
WHEREAS, at the Closing, Topco LP, the Rollover Stockholders and certain other Persons shall enter into an amended and restated agreement of limited partnership of Topco LP.
NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.   Transactions.
(a)   Topco Inc. Contribution.   Immediately prior to the Effective Time (but subject to the consummation of the Closing), each Rollover Stockholder shall contribute, transfer, and assign to

Topco Inc. all of his, her or its right, title, and interest in and to such Rollover Stockholder’s Rollover Shares, free and clear of all Liens of any nature whatsoever (other than restrictions under applicable federal and state securities Laws) in exchange for duly authorized and validly issued, and fully paid Topco Stock issuable to such Rollover Stockholder.
(b)   Topco LP Contribution.   Immediately following the Topco Inc. Contribution and immediately prior to the Effective Time (but subject to the consummation of the Closing), each Rollover Stockholder shall contribute, transfer, and assign to Topco LP all of his, her or its right, title, and interest in and to the Topco Stock, free and clear of all Liens of any nature whatsoever (other than restrictions under applicable federal and state securities Laws) in exchange for a number of duly authorized and validly issued, and fully paid New Topco Units having a value equal to the Rollover Value, and Topco LP shall accept the Topco Stock from each Rollover Stockholder and issue New Topco Units to each Rollover Stockholder having a value equal to such Rollover Stockholder’s Rollover Value. The closing (the “Contribution Closing”) of the Topco Inc. Contribution and the Topco LP Contribution shall take place on the Closing Date immediately prior to the Closing at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022 (or at the request of Topco LP, Topco Inc. or the Rollover Stockholder, by means of a virtual closing through electronic exchange of documents and signatures).
(c)   Topco LP Agreement.   Prior to the Contribution Closing, Topco LP and the Rollover Stockholders shall negotiate in good faith and enter into (or, following the Aggregator Contributions, cause Aggregator to enter into) the amended and restated agreement of limited partnership of Topco LP in form and substance reasonably acceptable to Topco LP and the Rollover Stockholders, which agreement shall reflect the terms as set forth on Annex B hereto (the “Topco LP Agreement”). Topco LP will cause the New Topco Units issued to each Rollover Stockholder to be the same class of units and at the same price per unit as the equity investments made by affiliates of Altaris, LLC at Closing to finance the transactions contemplated by the Merger Agreement.
2.    Representations and Warranties of Topco LP.   Topco LP hereby represents and warrants to each of the Rollover Stockholders as follows:
(a)   Topco LP is a limited partnership duly organized, existing and in good standing, under the Laws of the State of Delaware.
(b)   As of the date hereof, there are 1,000 Class A Units of Topco LP issued and outstanding, all of which are owned by Altaris Health Partners V-A, L.P., and no other securities of Topco LP are issued and outstanding. The New Topco Units issued to each Rollover Stockholder shall be the same class of units and at the same price per unit (which price per unit will be equal to the Per Share Merger Consideration) as the equity investments in Class A Units made by the other parties to the Topco LP Agreement at Closing to finance the transactions contemplated by the Merger Agreement.
(c)   Topco LP has full limited partnership power and authority to enter into and perform this Agreement and the transactions contemplated hereby, including the Topco LP Contribution. The execution, delivery and performance of this Agreement by Topco LP has been duly and validly approved by Topco LP. This Agreement has been duly executed and delivered by Topco LP and constitutes a legal, valid and binding agreement of Topco LP, enforceable against Topco LP in accordance with its terms (subject to the Bankruptcy and Equity Exception).
(d)   When issued and delivered in accordance with the terms of this Agreement, the New Topco Units will be duly authorized, validly issued and fully paid and will be free of all preemptive rights and any other Liens other than restrictions under the Topco LP Agreement and applicable federal and state securities Laws.
(e)   At the Contribution Closing, Topco LP will have an adequate amount of authorized equity interests to effect the issuance of the New Topco Units in accordance with the terms of this Agreement and the Topco LP Agreement. At the Contribution Closing, all outstanding units of Topco LP, including the New Topco Units, will be duly authorized, validly issued and fully paid, will be issued in compliance with applicable securities Laws or exemptions therefrom and will not be subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right or any similar right under any provision of the Revised Uniform Limited Partnership Act of the State of Delaware, the certificate of limited partnership of Topco LP or any contract to which Topco LP is otherwise bound.
(f)   As of the date of this Agreement, Topco LP has no assets (including any equity or other interest in any Person other than Topco LP’s equity interests in Parent), liabilities or obligations of any nature other than those incident to its formation and capitalization pursuant to this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby.
(g)   Except as contemplated by the Merger Agreement, the Equity Commitment Letter, the Limited Guarantee, the rollover agreement by and among Topco LP, Topco Inc. and Jeff Arnold or any other Rollover Agreement (as defined in the Merger Agreement) (each an “Other Rollover Agreement”), this Agreement (including the terms set forth in Annex B), any additional agreement entered into by Parent and its Affiliates with any other Person with respect to the issuance of Class A Units or Class B or Class B-1 Units of Topco LP, or as otherwise agreed to by the parties hereto, at and immediately after the Contribution Closing, there shall be no (i) options, warrants, or other rights to acquire share capital of Parent and Topco LP, (ii) no outstanding securities exchangeable for or convertible into share capital of Parent and Topco LP and (iii) no outstanding rights to acquire or obligations to issue any such options, warrants, rights or securities.
3.    Representations and Warranties of Topco Inc.   Topco Inc. hereby represents and warrants to each of the Rollover Stockholders as follows:
(a)   Topco Inc. is a corporation duly organized, existing and in good standing, under the Laws of the State of Delaware. Topco Inc. is a wholly-owned subsidiary of Topco LP.
(b)   Topco Inc. has full corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby, including the Topco Inc. Contribution and the Parent Contribution. The execution, delivery and performance of this Agreement by Topco Inc. has been duly and validly approved by Topco Inc. This Agreement has been duly executed and delivered by Topco Inc. and constitutes a legal, valid and binding agreement of Topco Inc., enforceable against Topco Inc. in accordance with its terms (subject to the Bankruptcy and Equity Exception).
(c)   When issued and delivered in accordance with the terms of this Agreement, the Topco Stock will be duly authorized, validly issued and fully paid and will be free of all preemptive rights and any other Liens other than restrictions under applicable federal and state securities Laws.
(d)   At the Contribution Closing, Topco Inc. will have an adequate amount of authorized equity interests to effect the issuance of the Topco Stock in accordance with the terms of this Agreement. At the Contribution Closing, all outstanding shares of Topco Inc., including the Topco Stock, will be duly authorized, validly issued and fully paid, will be issued in compliance with applicable securities Laws or exemptions therefrom and will not be subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right or any similar right under any provision of the General Corporation Law of the State of Delaware, the certificate of incorporation of Topco Inc. or any contract to which Topco Inc. is otherwise bound.
(e)   As of the date of this Agreement, Topco Inc. has no assets (including any equity or other interest in any Person other than Topco Inc.’s equity interests in Topco LP), liabilities or obligations of any nature other than those incident to its formation and capitalization pursuant to this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby.
(f)   Except as contemplated by the Merger Agreement, the Limited Guarantee, the Equity Commitment Letter, other Rollover Agreements, any additional agreement entered into by Parent and its Affiliates with any other Person with respect to the issuance of Class A Units or Class B or Class B-1 Units of Topco LP, or as otherwise agreed to by the parties hereto, at and immediately after the Contribution Closing, there shall be no (i) options, warrants, or other rights to acquire share capital of Parent, Topco Inc. or Topco LP, and (ii) no outstanding securities exchangeable for or convertible into share capital of Parent, Topco Inc. or Topco LP.

4.   Representations and Warranties of the Rollover Stockholder.   Each Rollover Stockholder hereby represents and warrants, severally and not jointly, to Topco LP and Topco Inc. as follows:
(a)   The Rollover Stockholder (i) has all requisite power and authority to enter into and perform this Agreement and the transactions contemplated hereby, and (ii) if the Rollover Stockholder is not a natural person, the execution, delivery and performance of this Agreement by the Rollover Stockholder has been duly and validly approved. This Agreement has been duly executed and delivered by the Rollover Stockholder and constitutes a legal, valid and binding agreement of the Rollover Stockholder, enforceable against the Rollover Stockholder in accordance with its terms (subject to the Bankruptcy and Equity Exception).
(b)   As of immediately prior to the Contribution Closing, the Rollover Stockholder will be the record and beneficial owner of the Rollover Shares, free and clear of any and all Liens other than restrictions under applicable federal and state securities Laws. Upon the closing of the Topco Inc. Contribution as contemplated hereunder, Topco LP will acquire good title to such Rollover Shares, free and clear of all Liens other than restrictions under applicable federal and state securities law.
(c)   The Rollover Stockholder represents that he, she or it is an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act. The Rollover Stockholder has had an opportunity to fully evaluate an investment in the New Topco Units, is in a financial position to hold the New Topco Units for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Rollover Stockholder’s investment in the New Topco Units.
(d) The New Topco Units to be received by the Rollover Stockholder at the Contribution Closing pursuant to the terms of this Agreement will be acquired by he, she or it for investment only for his, her or its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable U.S. federal or state or foreign securities Laws. The Rollover Stockholder has no current intention of selling, granting participation in or otherwise distributing the New Topco Units in violation of applicable U.S. federal or state or foreign securities Laws.
(e)   The Rollover Stockholder understands that the offer and sale of the New Topco Units and the Topco Stock, as applicable, have not been registered under the Securities Act or any applicable U.S. state or foreign securities Laws, and that the New Topco Units and the Topco Stock, as applicable, are being issued in reliance on an exemption from registration, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Rollover Stockholder’s representations as expressed herein.
(f)   The Rollover Stockholder understands that there will be substantial restrictions on the transferability of the New Topco Units and that on the date of the Closing and for an indefinite period thereafter there will be no public market for the New Topco Units and, accordingly, the Rollover Stockholder will not be able to transfer the New Topco Units in case of emergency, if at all (except as permitted by the Topco LP Agreement). In addition, the Rollover Stockholder understands that the Topco LP Agreement will contain restrictions on the transferability of the New Topco Units and will provide that, in the event that the conditions relating to the transfer of any New Topco Units in such document have not been satisfied, the Rollover Stockholder will not be able to transfer any such New Topco Units, and unless otherwise specified, Topco LP will not recognize the transfer of any such New Topco Units on its books and records or issue any certificates representing any such New Topco Units, and any purported transfer not in accordance with the terms of the Topco LP Agreement shall be void. As such, the Rollover Stockholder understands that any certificates representing New Topco Units will bear legends restricting the transfer thereof.
5.   Conditions to Obligations of Topco LP, Topco, Inc. and the Rollover Stockholders.
(a)   The obligations of Topco Inc. to issue the Topco Stock to each Rollover Stockholder are subject to the satisfaction or waiver by Topco Inc. of the following conditions: (i) the representations and warranties of such Rollover Stockholder contained in Section 4 of this Agreement shall be true and correct on and as of the date hereof and the Effective Time in all material respects (except for such representations and warranties that speak as of an earlier date, which shall be true and correct in all respects as of such date), and (ii) such Rollover Stockholder shall have performed all of the agreements and covenants contained in or contemplated by this Agreement that are required to be performed by such Rollover Stockholder under this Agreement at or prior to the Contribution Closing in all material respects.
(b)   The obligations of Topco LP to issue the New Topco Units to each Rollover Stockholder are subject to the satisfaction or waiver by Topco LP of the following conditions: (i) the representations and warranties of such Rollover Stockholder contained in Section 4 of this Agreement shall be true and correct on and as of the date hereof and the Effective Time in all material respects (except for such representations and warranties that speak as of an earlier date, which shall be true and correct in all respects as of such date), and (ii) such Rollover Stockholder shall have performed all of the agreements and covenants contained in or contemplated by this Agreement that are required to be performed by such Rollover Stockholder under this Agreement at or prior to the Contribution Closing in all material respects.
(c)   The obligations of each Rollover Stockholder to contribute its Rollover Shares are subject to the satisfaction or waiver by such Rollover Stockholder of the following conditions: (i) receipt of the Required Company Stockholder Approval pursuant to the terms of the Merger Agreement, (ii) the representations and warranties of Topco LP and Topco Inc. contained in Section 2 and Section 3 of this Agreement, as applicable, shall be true and correct on and as of the date hereof and the Effective Time in all material respects (except for such representations and warranties that speak as of an earlier date, which shall be true and correct in all respects as of such date), and (iii) Topco LP and Topco Inc. shall have performed all of the agreements and covenants contained in or contemplated by this Agreement that are required to be performed by Topco LP and Topco Inc. under this Agreement at or prior to the Contribution Closing in all material respects.
(e)   The obligations of the Rollover Stockholders under this Agreement shall be subject to the New Topco Units being the same class of units and at the same price per unit as the equity investments made by the other parties to the Topco LP Agreement at Closing to finance the transactions contemplated by the Merger Agreement.
(f)   No later than one (1) Business Day prior to the Contribution Closing, each Rollover Stockholder shall deliver to Topco Inc. any Certificates representing his, her or its Rollover Shares for disposition in accordance with the terms of this Agreement; such certificates and documents shall be held by Topco Inc. or any agent authorized by Topco Inc. until the Contribution Closing. To the extent that any Rollover Shares of a Rollover Stockholder are held in street name, book entry or otherwise, such Rollover Stockholder shall execute such instruments and take such other actions, in each case, as are reasonably requested by Topco Inc. to reflect or give effect to the contribution of such Rollover Shares in accordance with this Agreement.
(g)   Each Rollover Stockholder agrees and covenants that it shall promptly notify Topco LP and Topco Inc. of any new equity securities of the Company with respect to which beneficial ownership is acquired by it (to the extent permitted under the Merger Agreement or any other contract or agreement with respect to the Merger), including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities of the Company after the date hereof.
6.   Covenants.   Each Rollover Stockholder hereby covenants, severally and not jointly, to Topco LP and Topco Inc. as follows:
(a)   Sections 6.1(c), 6.1(e), 6.3(c) and 8.2(d) of the Merger Agreement shall be incorporated herein by reference, mutatis mutandis, and shall be performed by each Rollover Stockholder as if such Rollover Stockholder was a party to the Merger Agreement; provided, however, that the Rollover Stockholder shall be deemed to be a Related Party of Parent for purposes of Section 8.2(d) of the Merger Agreement. The execution and delivery of this Agreement by the Rollover Stockholders nor the consummation of the transactions contemplated hereby will require any filing with, consent under or notice to any Person under Antitrust Laws or other applicable Law.
(b)   After the date of this Agreement until the termination of this Agreement, the Rollover Stockholder shall not, directly or indirectly, knowingly take, or cause or instruct any other Person to take, any action or enter into any agreement that would result in a breach of Section 6.2 of the Merger Agreement. Each Rollover Stockholder further agrees to promptly provide the Company and Parent any information that the Company or Parent may reasonably require to make required filings under Sections 6.6(a) and 6.5(a) of the Merger Agreement.
(c)   The Rollover Stockholder shall vote or cause to be voted any Shares beneficially owned by the Rollover Stockholder or with respect to which the Rollover Stockholder has the power to cause to be voted, in accordance with the Special Committee’s public recommendation, from time to time, with respect to all matters related to the Merger Agreement, including the Merger and any other transactions contemplated hereby, at the Company Stockholders Meeting or any other meeting of stockholders of the Company, at which such matters shall be submitted for consideration and at all adjournments, recesses or postponements thereof.
(d)   The Rollover Stockholder hereby authorizes the Company and Parent to publish and disclose in any public announcement or document any information regarding the Rollover Stockholder’s identity, ownership of the Rollover Shares, the terms of the transactions contemplated by this Agreement and/or any post-Closing arrangements that the Company or Parent reasonably determines is required to be disclosed under the Exchange Act or other applicable Law in connection with the Merger and the other transactions contemplated by the Merger Agreement; provided, that if a Rollover Stockholder is identified by name in such announcement or document, the Company or Parent has provided such Rollover Stockholder and his, her or its counsel with a reasonable opportunity to review and comment on the announcement or document and consider in good faith all reasonable additions, deletions or changes suggested thereto. The Rollover Stockholder agrees to promptly (i) give to the Company and Parent any information that the Company or Parent may reasonably require for the preparation of any such announcement or document, including any 13E-3 filing or information required with respect to the Proxy Statement, which information shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading, and (ii) notify the Company and Parent of any required corrections with respect to any such information.
(e)   After the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Section 9 and the Effective Time, the Rollover Stockholders will (i) not pledge or encumber the Rollover Shares, or otherwise subject such Rollover Shares to any Liens (other than transfer restrictions imposed by federal and state securities Laws and in the organizational documents of the Company), (ii) directly or indirectly sell, assign, hypothecate or otherwise transfer (by operation of law or otherwise, including by way of any derivative transaction) any Rollover Shares or (iii) enter into any a voting agreement or arrangement (other than this Agreement) with respect to such Rollover Shares or grant any proxy or power of attorney with respect to such Rollover Shares; provided, that, each Rollover Stockholder may transfer his, her or its Rollover Shares (and any and all rights relating to such Rollover Shares) to Aggregator pursuant to Section 13 below.
7.   Miscellaneous.   This Agreement shall be subject to the provisions set forth, mutatis mutandis, in Sections 9.2 (Modification or Amendment), 9.3 (Waiver), 9.4 (Counterparts), 9.5 (Governing Law and Venue; Waiver of Jury Trial; Specific Performance), 9.7 (Entire Agreement), 9.11 (Severability) and 9.12 (Interpretation; Construction) of the Merger Agreement. Notwithstanding anything to the contrary herein, the parties hereto expressly agree that the Company shall be, and is intended to be, a third party beneficiary of the covenants and agreements of the parties set forth in Section 6 of this Agreement, which covenants and agreements shall not be amended, modified or waived without the prior written consent of the Company (which consent shall have been approved by the Special Committee).
8.   Tax Treatment.   The parties to this Agreement intend that for U.S. federal and applicable state and local income tax purposes, (i) the Topco Inc. Contribution, together with certain cash contributions made by Topco LP to Topco Inc. in connection with the transactions contemplated by this Agreement and the Merger Agreement, shall constitute a single integrated transaction that qualifies under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) the Topco LP Contribution shall be treated as a transaction described under Section 721(a) of the Code (the “Intended Tax Treatment”). The parties to this Agreement agree to report such transactions for U.S. federal and applicable state and local income tax purposes or any action in accordance with, and will not take any position for tax purposes inconsistent with, the Intended Tax Treatment, unless required by applicable law.
9.   Irrevocability; Termination.   Each party hereto acknowledges and agrees that it shall not terminate or rescind this Agreement without the prior written consent of Topco LP. This Agreement shall automatically terminate and be of no further force or effect immediately upon the earlier of (i) the valid termination of the Merger Agreement for any reason by any of the parties thereto in accordance with its terms and conditions and (ii) the Effective Time. In the event of any termination of this Agreement as provided in this Section 9, this Agreement shall forthwith become wholly void ab initio and of no further force or effect and there shall be no liability on the part of any parties hereto or their respective officers or directors. In the event the Closing does not occur immediately following the Topco Inc. Contribution, Topco LP Contribution or Parent Contribution in accordance with the terms of this Agreement, the Topco Inc. Contribution, Topco LP Contribution or Parent Contribution shall be null and void and the parties shall cooperate and take all such actions as are necessary to unwind the transactions that were consummated in connection with the Topco Inc. Contribution, Topco LP Contribution or Parent.
10.   Incorporation of Recitals.   The Recitals set forth above are hereby incorporated into this Agreement and shall be deemed binding provisions hereof.
11.   Expenses.   Each party hereto shall bear his, her or its own expenses incurred in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby. Notwithstanding the foregoing, in the event the Closing occurs, Topco LP or Topco Inc. shall bear up to $2.0 million in out-of-pocket expenses for Claritas Capital, LLC or its Affiliates that relate to this Agreement and the transactions contemplated hereby, the evaluation by the Rollover Stockholders or their Affiliates prior to the date of this Agreement of a transaction involving the Company or the transactions contemplated by the Merger Agreement, including, without limitation, the reasonable fees, expenses and disbursements of counsel, accountants, consultants and other advisors retained by Claritas Capital, LLC or its Affiliates (collectively, the “Rolling Stockholders Expenses”). In the event of a termination of the Merger Agreement in which a Company Termination Fee or any other amount, either as an expense reimbursement, damages or otherwise, is actually paid to Parent or Merger Sub, Topco LP and Topco Inc. shall cause Parent or Merger Sub, as the case may be, to pay (or cause to be paid) all of the Rolling Stockholders Expenses (up to $2.0 million) from such expense reimbursement or damages.
12.   No Partnership.   Except as expressly contemplated herein, nothing in this Agreement is intended to, and this Agreement shall not, create a partnership between the parties hereto. Accordingly, (i) the rights, obligations and duties of each party hereto in relation to the other parties with respect to the subject matter of this Agreement shall be only those contractual rights, obligations and duties that are created by the express terms of this Agreement and shall not include any fiduciary or other implied rights, obligations or duties of any kind, and (ii) no party hereto shall be authorized to act on behalf of the other parties except as otherwise expressly provided by the terms of this Agreement.
13.   Aggregator Contributions.   Prior to the Topco Inc. Contribution, each Rollover Stockholder will contribute his, her or its shares of Company Common Stock to an entity to be formed by Claritas Capital, LLC solely for the purposes of this transaction (“Aggregator”), in exchange for equity interests of Aggregator (the “Aggregator Contributions”). The Rollover Stockholders will provide Topco Inc. and Topco LP and their counsel with copies of all documentation to be executed in connection with the Aggregator Contributions, and shall consider in good faith all reasonable additions, deletions or changes suggested thereto. Aggregator shall be solely controlled by Claritas Capital, LLC or an entity that is solely controlled by Claritas Capital, LLC. Upon its formation and prior to the Aggregator Contributions, Aggregator shall execute a joinder to this Agreement pursuant to which Aggregator shall agree to be bound by all covenants, representations and warranties as a “Rollover Stockholder” hereunder with respect to all Rollover Shares contributed to it. Following the Aggregator Contributions, Aggregator shall have beneficial ownership over all shares of Company Common Stock contributed to it by the Rollover Stockholders. After the consummation of the Aggregator Contributions, references to any Rollover Stockholder herein shall be deemed to be references to Aggregator for purposes of Section 1(a) and 1(b) hereof, and such provisions shall apply to Aggregator mutatis mutantis. For avoidance of doubt, the Aggregator Contributions are being made as a matter of convenience and are not a condition to the Rollover Stockholders’ obligations hereunder. If the Aggregator Contributions do not occur prior to the Topco Inc. Contribution, each Rollover

Stockholder and Aggregator shall use reasonable best efforts to cause any New Topco Units held by Rollover Stockholders (other than Aggregator) to be contributed to Aggregator as promptly as practicable after the Closing.
14.   Confidentiality.   Each of the parties hereto agrees to, and agrees to cause its controlled Affiliates to, keep confidential all nonpublic information in their possession regarding Topco Inc., Topco LP, each Rollover Stockholder or any of their respective Affiliates with respect to the transactions contemplated by this Agreement or the Merger Agreement (“Confidential Information”); provided, however, that such Persons shall not be required to maintain as confidential any Confidential Information that (i) becomes generally available to the public other than as a result of disclosure in violation of this Section 14 by (a) such Person or any of its Representatives or (b) to the knowledge of such Person and its controlled Affiliates, by any other Person in violation of an obligation or duty of confidentiality, (ii) is received by such Person or its controlled Affiliates after the date hereof from a third party who, to the knowledge of such Person or its applicable Affiliates, is not under an obligation of confidentiality or is not otherwise prohibited from transmitting such information by a contractual, legal or fiduciary obligation, (iii) was or is independently developed by or on behalf of such Person or its controlled Affiliates without use of or reference to any Confidential Information, (iv) such Person is required pursuant to the terms of a valid order or request issued, promulgated or entered by or with any Governmental Authority of competent jurisdiction or pursuant to any other requirement of applicable Law; and (v) is required to be disclosed or provided to Parent, the Company or any Governmental Authority in accordance with the terms of the Merger Agreement or Section 6 hereto.
* * * * *
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
TOPCO LP:
IMPACT AGGREGATOR LP
/s/ George E. Aitken-Davies

Name:
George E. Aitken-Davies

Title:
Manager

TOPCO INC:
IMPACT UPPER PARENT INC.
/s/ Nicholas Fulco

Name:
Nicholas Fulco

Title:
President

Address:
c/o Altaris, LLC
10 East 53rd Street, 31st Floor
New York, NY 10022
Attention: Nicholas Fulco
Email: Nicholas.fulco@altariscap.com
with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:
David Feirstein, P.C.
William Lay

Email:
david.feirstein@kirkland.com;
william.lay@kirkland.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Capital Fund IV, LP
By: Claritas Capital EGF — IV Partners, LLC, its General Partner
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Dozoretz Partners, LLC
By: Claritas Capital SLP — V, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Irby, LLC
By: Claritas Capital SLP — V, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Opportunity Fund 2013, LP
By: Claritas Capital EGF — V Partners, LLC, its General Partner
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Opportunity Fund II, LP
By: Claritas Opportunity Fund Partners II, LLC, its General Partner
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Sharecare CN Partners, LLC
By: Claritas Capital SLP — V, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Opportunity Fund IV, L.P.
By: CC Partners IV, LLC, its General Partner
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Cornerstone Fund, LP
By: CC Partners IV, LLC, its General Partner
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Sharecare 2018 Notes, LLC
By: CC SLP V, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Sharecare Notes, LLC
By: CC SLP V, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Sharecare 2019 Notes, LLC
By: CC SLP V, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Opportunity Fund V, LP
By: CC Partners V, LLC, its General Partner
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas SC Bactes Partners, LLC
By: Claritas SCB SLP, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas SC Partners, LLC
By: Claritas SC-SLP, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Sharecare F3 LLC
By: Claritas Capital, LLC, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Sharecare — CS Partners, LLC
By: CC SLP IV, GP, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Partner

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Frist Partners, LLC
By: CC Partners IV, LLC, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Sharp Partners, LLC
By: Claritas Capital, LLC, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Sharecare Partners, LLC
By: Claritas Capital EGF — IV Partners, LLC, its Managing Member
/s/ John H. Chadwick

Name:
Title:
Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Irby Partners II, LLC
By: Claritas Capital, LLC, its Managing Member
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Managing Member

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
Claritas Capital Management Services, Inc.
/s/ John H. Chadwick

Name:
John H. Chadwick

Title:
Chief Executive Officer

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly and validly executed as of the date first set forth above.
ROLLOVER STOCKHOLDER:
John H. Chadwick
/s/ John H. Chadwick

Name:
John H. Chadwick

Address:
C/O Claritas Capital
30 Burton Hills Blvd, Suite 500
Nashville, TN 37215
with a copy (which shall not constitute notice) to:
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Attention:   Jackie Cohen; Carolyn Vardi
Email:   Jackie.Cohen@ropesgray.com;
        Carolyn.Vardi@ropesgray.com

ANNEX A
Rollover Stockholder	Value of Rollover Shares and Value of New Topco Units	Number of Rollover Shares to be Contributed
Claritas Capital Fund IV, LP	$1,131,311.61	791,127 shares of Company Common Stock
Claritas Dozoretz Partners, LLC	$1,076,665.59	752,913 shares of Company Common Stock
Claritas Irby, LLC	$399,185.93	279,151 shares of Company Common Stock
Claritas Opportunity Fund 2013, LP	$2,660,166.08	1,860,256 shares of Company Common Stock
Claritas Opportunity Fund II, LP	$1,131,311.61	791,127 shares of Company Common Stock
Claritas Sharecare CN Partners, LLC	$12,083,417.06	8,449,942 shares of Company Common Stock
Claritas Opportunity Fund IV, L.P.	$5,684,231.41	3,974,987 shares of Company Common Stock
Claritas Cornerstone Fund, LP	$1,914,954.47	1,339,129 shares of Company Common Stock
Claritas Sharecare 2018 Notes, LLC	$1,505,652.72	1,052,904 shares of Company Common Stock
Claritas Sharecare Notes, LLC	$4,089,222.28	2,859,596 shares of Company Common Stock
Claritas Sharecare 2019 Notes LLC	$2,014,632.62	1,408,834 shares of Company Common Stock
Claritas Opportunity Fund V, LP	$2,625,381.33	1,835,931 shares of Company Common Stock
Claritas SC Bactes Partners, LLC	$668,120.31	467,217 shares of Company Common Stock
Claritas SC Partners, LLC	$616,979.22	431,454 shares of Company Common Stock
Claritas Sharecare F3 LLC	$99,447.92	69,544 shares of Company Common Stock
Claritas Sharecare – CS Partners, LLC	$4,779,007.09	3,341,963 shares of Company Common Stock
Claritas Frist Partners, LLC	$6,768,380.19	4,733,133 shares of Company Common Stock
Claritas Sharp Partners, LLC	$2,356,160.95	1,647,665 shares of Company Common Stock
Claritas Sharecare Partners, LLC	$696,438.60	487,020 shares of Company Common Stock
Claritas Irby Partners II, LLC	$169,261.95	118,365 shares of Company Common Stock
Claritas Capital Management Services, Inc.	$236,294.63	165,241 shares of Company Common Stock(1)
John H. Chadwick	$454,736.71	317,997 shares of Company Common Stock

(1)
Consists of 165,241 shares held in a managed account for which Claritas Capital Management Services, Inc. has voting and investment power.

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV55356-TBDFor Against Abstain! ! !! ! !SHARECARE, INC.255 EAST PACES FERRY ROAD NE, SUITE 700ATLANTA, GEORGIA 30305The Board of Directors recommends you vote FOR the following proposals:1. To adopt the Agreement and Plan of Merger (as it may be amended, supplemented or modified from time to time,the “Merger Agreement”), dated June 21, 2024, by and among Sharecare, Inc. (“Sharecare”), Impact Acquiror Inc. and ImpactMerger Sub Inc., a wholly owned subsidiary of Impact Acquiror Inc., pursuant to which Impact Merger Sub Inc. will merge with andinto Sharecare (the “Merger”).2. To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Sharecare to its named executiveofficers in connection with the Merger.3. To adjourn the special meeting of the stockholders of Sharecare (the “Special Meeting”), from time to time, to a later date or dates,if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time ofthe Special Meeting.Note: In their discretion, the proxyholders will vote on such other business as may properly come before the Special Meeting or anycontinuation, postponement or adjournment thereof. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.SHARECARE, INC.! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time on [TBD], 2024. Have your proxy card inhand when you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/SHCR2024SMYou may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time on [TBD], 2024. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Stockholders and Proxy Statement are available at www.proxyvote.com. V55357-TBD SHARECARE, INC. SPECIAL MEETING OF STOCKHOLDERS ON [TBD], 2024 AT [TBD] EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Carrie Ratliff, Justin Ferrero and Colin Daniel, and each of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and, in their judgment and discretion, upon such other matters that may properly come before the Special Meeting, all of the shares of common stock or Series A convertible preferred stock of Sharecare, Inc. that the undersigned is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD], on [TBD], 2024 at www.virtualshareholdermeeting.com/SHCR2024SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE